SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

BUSINESS OBJECTS S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Preliminary Copy
Filed May 10, 2004

NOTICE TO HOLDERS OF AMERICAN DEPOSITARY SHARES OF AN ORDINARY AND

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD
ON JUNE 3, 2004 (1st CALL) OR ON JUNE 10, 2004 (2nd CALL)

      NOTICE IS HEREBY GIVEN THAT an Ordinary and Extraordinary General Meeting of the Shareholders (the “Meeting”) of Business Objects S.A., a French corporation (the “Company”), will be held on 1st call, on June 3, 2004 at 8:00 am at the registered office of the Company at 157-159 rue Anatole France, 92300 Levallois-Perret, France and, if the quorum for the ordinary and the extraordinary meeting is not met on June 3, 2004, this Meeting will be held on 2nd call, on June 10, 2004, at 2:00 pm at Espace Grande Arche, Mansart Room, Parvis de la Défense, 92800 Puteaux, France, in order to vote on the following items:

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the statutory financial statements for the fiscal year ended December 31, 2003;

2.	Approval of the consolidated financial statements for the fiscal year ended December 31, 2003;

3.	Allocation of earnings for the fiscal year ended December 31, 2003;

4.	Renewal of the term of office of Mr. Arnold Silverman as Director;

5.	Renewal of the term of office of Mr. Albert Eisenstat as Director;

6.	Renewal of the term of office of Mr. Bernard Charlès as Director;

7.	Appointment of Mr. Kurt Lauk as Director;

8.	Ratification of regulated agreements;

9.	Approval of a regulated agreement;

10.	Authorization granted to the Board of Directors to repurchase Ordinary Shares of the Company.

Within the authority of the Extraordinary Shareholders’ Meeting:

11.	Authorization granted to the Board of Directors to reduce the share capital by cancellation of treasury shares;

12.	Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Arnold Silverman;

13.	Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Albert Eisenstat;

14.	Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Bernard Charlès;

15.	Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Kurt Lauk;

16.	Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. Gerald Held;

17.	Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. Jean-François Heitz;

18.	Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. David Peterschmidt;

19.	Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. David J. Roux;

Preliminary Copy
Filed May 10, 2004

20.	Authorization granted to the Board of Directors to increase the share capital through the issuance of up to 100,000 Ordinary Shares reserved to the members of the Company Employee French Savings Plan;

21.	Re-affirmation of the price-setting conditions of Ordinary Shares reserved for issuance under the 1995 International Employee Stock Purchase Plan, as authorized by the combined shareholders’ meetings of May 15, 2003 and December 11, 2003;

22.	Authorization granted to the Board of Directors to increase the share capital through the issuance of up to 325,000 Ordinary Shares, the subscription to which is reserved to the Business Objects S.A. Employee Benefits Trust under the 1995 International Employee Stock Purchase Plan;

23.	Authorization granted to the Board of Directors to increase the share capital through the issuance up to 475,000 Ordinary Shares, the subscription to which is reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan;

24.	Authorization granted to the Board of Directors to increase the share capital by issuance of 2,500,000 Ordinary Shares, the subscription to which is reserved to Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Option Plan;

25.	Authorization granted to the Board of Directors to amend the 2001 Stock Option Plan to rename it the “2001 Stock Incentive Plan” and to approve the adoption of the Subsidiary Stock Incentive Sub-Plan under the 2001 Stock Incentive Plan;

26.	Authorization granted to the Board of Directors to issue Ordinary Shares or other securities giving immediate or deferred access to the Company’s share capital, with preferential subscription rights;

27.	Authorization granted to the Board of Directors to issue Ordinary Shares or other securities giving immediate or deferred access to the Company’s share capital, without preferential subscription rights;

28.	Authorization granted to the Board of Directors to increase the share capital of the Company by incorporation of reserves, profits or premiums;

29.	Authorization granted to the Board of Directors to increase share capital reserved for subscription by qualified institutional buyers;

30.	Authorization granted to the Board of Directors to increase share capital reserved for subscription by present and future members of the Board of Directors of the Company;

31.	Approval of the amendment of the articles of association of the Company such that they are in conformity with the new provisions of the French Commercial Code, as amended by the French Law 2003-706 of August 1, 2003 on Financial Security;

32.	Approval of the amendment of the nineteenth paragraph of article 6 of the articles of association relating to the cancellation of warrants.

Within the authority of the Ordinary General Meeting:

33.	To grant full powers of attorney to carry out registrations and formalities.

By Order of the Board of Directors

Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed Voting Instruction Card in the envelope provided. If the quorum for the ordinary and/or the extraordinary meeting is not met on June 3, 2004, you will be invited to vote at a meeting on June 10, 2004 on the same agenda as described in this notice.

Preliminary Copy

Filed May 10, 2004

Page

PROCEDURAL MATTERS	1
REPORT OF THE BOARD OF DIRECTORS	5
INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS	38
CORPORATE GOVERNANCE	41
BOARD MEETINGS AND COMMITTEES	44
COMPENSATION OF DIRECTORS	45
WARRANTS ISSUED TO CERTAIN DIRECTORS	46
BENEFICIAL SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT	47
EXECUTIVE COMPENSATION	48
EQUITY COMPENSATION PLAN INFORMATION	50
EMPLOYMENT CONTRACTS, CHANGE-OF-CONTROL ARRANGEMENTS AND SEPARATION AGREEMENTS	51
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	54
REPORT OF THE AUDIT COMMITTEE	56
RELATIONSHIP WITH INDEPENDENT AUDITORS	57
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS	58
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	58
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	63
COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN	64
MANAGEMENT REPORT	65
CHAIRMAN’S REPORT	94
CONSOLIDATED BALANCE SHEET	101
CONSOLIDATED STATEMENTS OF INCOME	102
UNCONSOLIDATED BALANCE SHEET	103
UNCONSOLIDATED STATEMENTS OF INCOME	104
FIVE YEAR SUMMARY FINANCIAL INFORMATION	105
TEXT OF RESOLUTIONS SUBMITTED TO THE ORDINARY AND EXTRAORDINARY SHAREHOLDERS’ MEETING OF JUNE 3, 2004, POSTPONED, AS THE CASE MAY BE, TO JUNE 10, 2004, FOR APPROVAL	106

Preliminary Copy

Filed May 10, 2004

PROXY STATEMENT

FOR ORDINARY AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

PROCEDURAL MATTERS

General; Record Date

      This Proxy Statement is being furnished in connection with the solicitation of Voting Instruction Cards by the Board of Directors of Business Objects S.A. (the “Company”) for use at the Ordinary and Extraordinary General Meeting of Shareholders (the “Meeting”).

      This Meeting will be held, on 1st call, on June 3, 2004 at 8:00 am at the registered office of the Company at 157-159 rue Anatole France, 92300 Levallois-Perret, France, and, if the quorum for the ordinary and the extraordinary meeting is not met on June 3, 2004, this Meeting will be held on 2nd call, on June 10, 2004, at 2:00 pm at Espace Grande Arche, Mansart Room, Parvis de la Défense, 92800 Puteaux, France, and at any adjournment thereof, for the purposes set forth herein.

      The Meeting will comprise both an Ordinary and an Extraordinary General Meeting of the Company’s shareholders.

      These solicitation materials were mailed on or about May  , 2004, to all holders of American Depositary Shares (“ADSs”), as of April 16, 2004 (the “Record Date”). A separate “proxy statement” will be provided to the holders of the Company’s ordinary shares (the “Ordinary Shares” or “Shares”) on or about May 19, 2004.

Information Concerning Voting

      Pursuant to a program sponsored by the Company, its Ordinary Shares are traded in the United States in the form of ADSs, and each ADS corresponds to one Ordinary Share deposited with The Bank of New York (the “Depositary”). Our Ordinary Shares are traded in France on the Premier Marché of Euronext Paris S.A. Each Ordinary Share is entitled to one vote per share.

      You may vote by using the enclosed Voting Instruction Card. If you wish to vote directly the Ordinary Shares underlying your ADSs and attend the Meeting, you must contact the Depositary in order to become an owner of the Ordinary Shares corresponding to your ADSs prior to May 24, 2004. A fee may be incurred upon the surrender of the ADSs and withdrawal of Ordinary Shares.

      Holders who hold the Company’s ADSs in a stock brokerage account or ADSs that are held by a bank or nominee (i.e., in street name) must provide the record holder of the ADSs (the brokerage firm, bank or nominee) with instructions on how to vote the ADSs.

Quorum Required Under French Law

      The required quorum for ordinary resolutions is one-fourth of the total outstanding Ordinary Shares with voting rights. If such quorum is not met, a second shareholders’ meeting will be held. At this second meeting, no quorum is required for ordinary resolutions.

      The required quorum for extraordinary resolutions is one-third of the total outstanding Ordinary Shares with voting rights. If such quorum is not met, a second shareholders’ meeting will be held. At this second meeting, the quorum required for extraordinary resolutions is one-fourth of the total outstanding Ordinary Shares with voting rights on second call.

      Ordinary Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” from a matter are treated as being present at the Meeting for purposes of establishing a quorum.

Majority Vote Required Under French Law

      Passage of ordinary resolutions requires the affirmative vote of a majority of the Ordinary Shares present or represented at the Meeting.

      Passage of extraordinary resolutions requires the affirmative vote of two-thirds of the Ordinary Shares present or represented at the Meeting.

      For both ordinary and extraordinary resolutions, abstentions will have the same effect as a vote “AGAINST” each resolution.

Voting by Holders of ADSs

      You are entitled to notice of this Meeting, and may vote the Ordinary Shares underlying your ADSs at the Meeting in one of two ways: (A) by properly completing and returning the enclosed Voting Instruction Card to the Depositary by no later than June 2, 2004 (the “Receipt Date”), you will cause the Depositary to vote the Ordinary Shares underlying the ADSs in the manner prescribed in the Voting Instruction Card as more fully described below; or (B) you may elect to surrender your ADSs and withdraw Ordinary Shares by contacting the Depository no later than May 24, 2004, continuing to hold those Ordinary Shares through the Meeting Date and may attend the Meeting and vote the Ordinary Shares in person.

      The significant differences between these two alternatives are as follows: (i) a holder of ADSs will not be entitled to attend the Meeting in person but must rather rely upon the Depositary for representation; (ii) a holder of ADSs may not have the opportunity to consider or vote on any matters which may be presented at the Meeting other than those described in this Proxy Statement or any further solicitation made by the Company; (iii) a holder of ADSs is not entitled to present proposals at the Meeting for consideration at such Meeting; and (iv) a holder of Ordinary Shares must continue to hold the Ordinary Shares through June 2, 2004 (and hold such Ordinary Shares through the date of the Meeting), and, therefore, holding ADSs (or Ordinary Shares) on the Record Date will not be sufficient to entitle one to attend or vote in person at the Meeting.

      Voting Through Depositary. Upon receipt by the Depositary of a properly completed Voting Instruction Card on or before the Receipt Date, the Depositary will, insofar as practicable and permitted under applicable provisions of French law and the articles of association of the Company, vote or cause to be voted the Ordinary Shares underlying ADSs in accordance with any non-discretionary instructions set forth in such Voting Instruction Card.

      If (i) Voting Instruction Cards are signed but are missing voting instructions, (ii) Voting Instructions Cards are improperly completed or (iii) no Voting Instruction Card is received by the Depositary from a holder of ADSs on or before the Receipt Date, the Depositary will deem such holder of ADSs to have instructed the Depositary to give a proxy to the Chairman of the Meeting to vote in favor of each proposal recommended by the Company’s Board of Directors and against each proposal opposed by the Company’s Board of Directors.

      Voting Ordinary Shares. Under French law and the Company’s articles of association, only shareholders holding Ordinary Shares may attend a shareholders’ meeting and vote the Ordinary Shares, subject to the following: (i) holders of registered Ordinary Shares must have the Ordinary Shares registered in their name at least one Paris business day prior to the date of a shareholders’ meeting; (ii) holders of bearer Ordinary Shares must, at least one Paris business day prior to the date of a shareholders’ meeting, evidence that the bearer

Ordinary Shares are being held in a blocked account by producing a certificate issued by the financial intermediary holding the Ordinary Shares.

      Therefore, in order for a holder of ADSs to attend the Meeting and vote the Ordinary Shares, such holder must first become the owner of Ordinary Shares underlying the ADSs. To accomplish this, a holder of ADSs must deliver, on or before May 24, 2004, his or her ADSs to the Depositary for cancellation and pay the related exchange charges of the Depositary, as provided in the Deposit Agreement dated September 22, 1994 and amended on May 8, 1996, December 30, 1998 and October 15, 2003. The Depositary will then request that the Paris office of BNP Paribas Securities Services as custodian (the “Custodian”) of the Ordinary Shares underlying the ADSs register such holder in the share register of the Company and will request the Custodian to make arrangements to allow the holder of Ordinary Shares to vote at the Meeting. The Custodian will not permit any transfer of the Ordinary Shares during the “blocked period” of June 2, 2004 through June 3, 2004 and, June 10, 2004, if the quorum for the ordinary and the extraordinary meeting is not met on June 3, 2004.

Receipt Date

      The Depositary must receive the Voting Instruction Card on or before the Receipt Date, which is June 2, 2004.

Revocability of Voting Instructions

      All ADSs held by holders entitled to vote and represented by properly completed and executed Voting Instruction Cards received on or prior to the Receipt Date, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on the Voting Instruction Cards. A Voting Instruction Card may be revoked by filing with the Depositary, before June 2, 2004, a written notice of revocation or a duly executed Voting Instruction Card, in either case dated later than the prior Voting Instruction Card relating to the same ADSs; provided that any new Voting Instruction Card must be received by the Depositary on or before the Receipt Date.

Expenses of Solicitation

      All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy material to and in soliciting votes from such beneficial owners. The Company’s directors, officers and employees may also solicit votes in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

      The Company has retained D.F. King & Co. Inc. to assist it with the solicitation of Voting Instruction Cards and to verify certain records related to this solicitation. The Company will pay D.F. King a fee of $9,500, plus D.F. King’s reasonable expenses, for these services. The Company has agreed to indemnify D.F. King against certain liabilities resulting from claims involving D.F. King that directly relate to or arise out of D.F. King’s engagement (except for those directly or principally resulting from any gross negligence, bad faith or willful or intentional misconduct by D.F. King).

Shareholder Communications to Directors

      Shareholders may communicate directly with the Company’s directors by writing to the Company’s Chairman and/or Chief Executive Officer, who is currently Bernard Liautaud, at the Company’s principal executive offices. Mr. Liautaud will monitor these communications and provide appropriate summaries of all received messages to the Board of Directors at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Liautaud may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or a non-management director, or the Company’s management or independent advisors, as Mr. Liautaud considers appropriate. After reviewing shareholder messages, Mr. Liautaud, or the Board of Directors at its discretion, will determine whether any response is necessary.

Procedure for Submitting Shareholder Proposals

      Under French corporate law, owners of Ordinary Shares holding, either alone or together with other owners of Ordinary Shares, a defined percentage of the Company’s share capital may propose new resolutions or modifications to the resolutions presented by the Board of Directors to the shareholders for their approval no later than 10 days following publication of the notice of the shareholders meeting in the “Bulletin des Annonces Légales Obligatoires” (“BALO”). Such notice must be published at least 30 days prior to the date of the shareholders meeting and the number of Ordinary Shares required to be held to propose new resolutions varies depending on the amount of the share capital of the Company. Based on the Company’s share capital as of April 16, 2004, such minimum number of shares was 2,190,256. The Company published a notice of the Meeting in the BALO on April 7, 2004.

      New resolutions or modifications to the resolutions by shareholders must be sent (i) to the Company’s registered office at 157-159 rue Anatole France, 92300, Levallois-Perret, France, Attention: Chairman of the Board, by registered mail with acknowledgement of receipt requested or (ii) by electronic mail with tracking option of delivery receipt to presidence@businessobjects.com.

      As an ADS holder, you do not have a right to present proposals to the forthcoming meeting. If you wish to submit proposals at the forthcoming meeting, you would need to convert your ADSs into Ordinary Shares by contacting the Depository.

Documents Accompanying this Proxy Statement

      The following documents are included with this Proxy Statement: (i) the report of the Board of Directors relating to the resolutions submitted to the Meeting, (ii) the report of the Board of Directors on the activities of the Company and the Business Objects group in 2003, (iii) the Chairman’s report relating to the conditions of preparation and organization of the Company’s Board of Directors and related internal control procedures, (iv) a summary of the unconsolidated financial statements of the Company for 2003 prepared under generally accepted accounting principles as applied to companies in France (French GAAP), (v) a summary of the consolidated financial statements of the Company for 2003 prepared under French GAAP, (vi) a table showing the unconsolidated results of the Company for the past five years and (vii) the text of the resolutions submitted to the Meeting. This Proxy Statement will be mailed with the Company’s Annual Report on Form 10-K, which includes the consolidated financial results of the Company for 2003 prepared under generally accepted accounting principles as applied in the United States (U.S. GAAP). In addition, you may request copies of additional information, in accordance with French law relating to commercial companies, using the enclosed Request for Information Form, which is attached as Annex A. Such additional information may include, but is not limited to, the statutory auditors’ reports referenced in the proposals described below.

Disclaimer Regarding Committee Reports and Performance Graph

      Neither (i) the Compensation Committee report contained in this Proxy, (ii) the Audit Committee report contained in this Proxy, or (iii) any other information required to be disclosed herein by Item 306(a) or (b) of Regulation S-K or item 7(d)(3) of Schedule 14A shall be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically incorporates it by reference into such filing.

REPORT OF THE BOARD OF DIRECTORS ON THE RESOLUTIONS PROPOSED TO THE ORDINARY AND EXTRAORDINARY SHAREHOLDERS’ MEETING OF JUNE 3, 2004

POSTPONED AS THE CASE MAY BE TO JUNE 10, 2004

PROPOSAL 1

APPROVAL OF THE STATUTORY FINANCIAL STATEMENTS FOR THE

FISCAL YEAR ENDED DECEMBER 31, 2003

      In accordance with French corporate law, the Company’s statutory financial statements, prepared under French GAAP, must be approved by shareholders within six months following the close of the fiscal year. Shareholders are also required to specifically approve certain non-tax deductible expenses, which in the present case correspond mainly to Company car expenses, as well as the amount of tax relating to these expenses. At the Meeting, the Statutory Auditors of the Company will present their report on the annual statutory financial statements of the Company and then the shareholders are being asked to approve the statutory financial statements, these non-tax deductible expenses and the related tax amount. Please see page 99 of this Proxy Statement for a copy of the statutory financial statements.

      The Board of Directors proposes that you approve the Company’s statutory financial statements for 2003, as they have been presented, the non-tax deductible expenses referred to in article 39-4 of the French Tax Code, which in the present case correspond mainly to Company car expenses, as well as the amount of tax relating to these expenses, and the transactions reflected in the above-mentioned financial statements and summarized in the management report of the Board of Directors and the general report of the Statutory Auditors.

      A summary of the Company’s unconsolidated financial statements for 2003 as required by French law, as well as the report of the Board of Directors on these unconsolidated financial statements, appear beginning on page 61 of this Proxy Statement.

      The First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE FIRST RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 2

APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE

FISCAL YEAR ENDED DECEMBER 31, 2003

      In accordance with French corporate law, the Company’s consolidated financial statements, prepared under French GAAP, must be approved by shareholders within six months following the close of the fiscal year. At the Meeting, the Statutory Auditors of the Company will present their report on the annual consolidated financial statements of the Company and then the shareholders are being asked to approve such consolidated financial statements. Please see page 97 of this Proxy Statement for a copy of the consolidated financial statements.

      The Board of Directors proposes that you approve the Company’s consolidated financial statements for 2003, as they have been presented, as well as the transactions reflected in the above-mentioned financial statements and summarized in the management report of the Board of Directors and the general report of the Statutory Auditors.

      A summary of the Company’s consolidated financial statements for 2003 as required by French law, as well as the report of the Board of Directors on these consolidated financial statements, appear beginning on page 61 of this Proxy Statement.

      The Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE SECOND RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 3

ALLOCATION OF EARNINGS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

      In accordance with French corporate law, after-tax profits (unconsolidated) of the Company must first be allocated to a legal reserve of up to 5% of the annual profits. However, additional allocations for legal reserves are no longer required when the legal reserve reaches 10% of the issued share nominal capital measured as of the close of the fiscal year. After the statutory requirement for allocation to the legal reserve has been met, shareholders may decide to declare a dividend distribution to shareholders, to allocate a portion to a specific reserve and/or to carry the profits forward in retained earnings.

      The Board of Directors proposes that the Company’s after-tax profits of €56,696,885.95 be allocated as follows:

•	€314,404.63 to the legal reserve, and

•	the balance of €56,382,481.32 carried forward in retained earnings.

      If this allocation of profits is approved, the legal reserve will amount to €949,036.97, which amount is equal to 10% of the nominal share capital as of December 31, 2003. The Company has not declared any dividends during the three previous fiscal years.

      The Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE THIRD RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSALS 4 TO 7

RENEWAL OF TERMS OF OFFICE OF DIRECTORS OF THE COMPANY AND

APPOINTMENT OF A NEW DIRECTOR OF THE COMPANY

General

      The Company’s Board of Directors is currently comprised of nine members. Each Director is elected for a three-year term and serves in office until the expiration of his term, his death or his resignation, or until his removal ad nutum by the shareholders’ meeting. There is no limitation, other than applicable age limits set forth in the articles of association of the Company (no more than one-third of the members over the age of 70), on the number of terms that a Director may serve.

      Biographies of the below directors and nominee for director are set forth elsewhere in this Proxy Statement in the section captioned “Information Regarding Nominees, Other Directors and Executive Officers.”

PROPOSAL 4

      Mr. Arnold Silverman’s term of office will come to an end at the close of the Meeting. The Board of Directors proposes, therefore, that he be re-elected to a term of office for a period of three years expiring at the close of the annual shareholders’ meeting called to deliberate upon the Company’s financial statements for the year ending on December 31, 2006, i.e., at the annual shareholders’ meeting to be held in 2007.

      The Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 5

      Mr. Albert Eisenstat’s term of office will come to an end at the close of the Meeting. The Board of Directors proposes, therefore, that he be re-elected to a term of office for a period of three years expiring at the close of the annual shareholders’ meeting called to deliberate upon the Company’s financial statements for the year ending on December 31, 2006, i.e., at the annual shareholders’ meeting to be held in 2007.

      The Fifth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 6

      Mr. Bernard Charlès’s term of office will come to an end at the close of the Meeting. The Board of Directors proposes, therefore, that he be re-elected to a term of office for a period of three years expiring at the close of the annual shareholders’ meeting called to deliberate upon the Company’s financial statements for the year ending on December 31, 2006, i.e., at the annual shareholders’ meeting to be held in 2007.

      The Sixth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 7

      The Board of Directors proposes to appoint Mr. Kurt Lauk as Director of the Company for a term of three years expiring at the close of the annual shareholders’ meeting called to deliberate upon the financial statements for the year ending December 31, 2006, i.e., at the annual shareholders’ meeting to be held in 2007.

      The Seventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH ARE THE SUBJECTS OF THE FOURTH THROUGH THE SEVENTH RESOLUTIONS SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSALS 8 AND 9

RELATED TO APPROVAL AND RATIFICATION OF THE REGULATED AGREEMENTS IN COMPLIANCE WITH THE FRENCH CORPORATE LAW REQUIREMENTS

      In compliance with French corporate law, a Regulated Agreement means any agreement to be entered into, directly or indirectly, between the Company and its Directors, Chief Executive Officer, Directeur Général Délégué (French equivalent of Chief Operating Officer), a shareholder owning at least 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder.

      Accordingly, an indemnification agreement between the Company and its Directors is a Regulated Agreement.

      Regulated Agreements also include the agreements of the Company with third parties in which one of the persons listed in the first paragraph above has an indirect interest. Accordingly, the Company’s agreement with a third party to obtain liability insurance to cover the liabilities which may be incurred by its Directors and Officers in their respective capacities is a Regulated Agreement pursuant to French law.

      In compliance with the French corporate law, such Regulated Agreements must be submitted to the prior authorization of the Board of Directors and then must be approved by the next general meeting of shareholders of the Company. However if the Board is unable to approve a Regulated Agreement, the general meeting of shareholders may ratify this Regulated Agreement based on the special report of the Statutory Auditors of the Company setting out the circumstances by virtue of which the Board authorization procedure has not been followed.

      The shareholders’ meeting of August 17, 1994 ratified an indemnification agreement under which the Company agreed and certified to each of its Directors in office at the time of the admission of the Company’s shares on the Nasdaq National Market, as well as to each of its future Directors, to contract and maintain, for a period equal at least to the duration of their terms of office and automatically renewed if their office is renewed, a liability insurance policy with a world renowned insurance company, under which each Director would be indemnified for any cost, damages, losses related to litigation, a law suit, a proceeding or a claim (including expenses, taxes, cost and fees related to his defense) against him in his quality of Director of the

Company. However, those risks resulting from gross or willful misconduct, a fraudulent misrepresentation or a breach of the criminal laws and regulations were excluded from the covered risks.

PROPOSAL 8

RATIFICATION OF REGULATED AGREEMENTS

      The Company has obtained and maintained civil liability insurance since September 1994 against liabilities which may be incurred by its Directors and officers in their respective capacities, in accordance with its commitment vis à vis each of its Directors at the time of the admission of the Company’s shares on the Nasdaq National Market. This commitment as well as the liability insurance agreement were duly approved and ratified by the shareholders’ meeting held on August 17, 1994.

      In accordance with its commitment, the Company renewed its liability insurance agreements on October 31, 2003, but the Board of Directors could not previously authorize these agreements as required by the French law because all directors were interested in these agreements and accordingly, in compliance with French law, none of them could participate to the vote of the authorization. Accordingly, these agreements had to be signed without prior authorization of the Board, as provided for in article L. 225-38 of the French Commercial Code.

      Given the commitment with the Directors and the necessity to attract to and retain on its Board, high-quality persons despite the increased risks of liability that these persons may incur because of the quotation of the Company on the Nasdaq National Market and the Premier Marché of Euronext Paris S.A., the Company considers the renewal of these agreements by the Company to be in conformity with its commitments, its corporate interest and the practices of numerous other public companies. Therefore, the Board of Directors requests that the shareholders ratify these liability insurance agreements, based on the special report prepared by the Statutory Auditors, pursuant to article L. 225-42, paragraph 3, of the French Commercial Code.

      The Eight Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE EIGHTH RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 9

APPROVAL OF A REGULATED AGREEMENT

      The Board of Directors proposes to amend the indemnification agreement to which each of our directors is a party in order to take into account changes in the laws and regulations in this respect. The Board of Directors may also authorize the Company to enter into indemnification agreements with its officers and other employees. Because this indemnification agreement is a regulated agreement, as defined by article L. 225-38, paragraph 1, of the French Commercial Code, the proposed amendments to the indemnification agreement were duly authorized by the Board at its meeting on March 31, 2004. In this context, pursuant to the provisions of articles L.-225-38 et seq. of the French Commercial Code and given the special report prepared by the Statutory Auditors, the Board of Directors proposes that you approve this amended indemnification agreement.

      The Ninth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE NINTH RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 10

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS

TO REPURCHASE ORDINARY SHARES OF THE COMPANY

      In the twelfth resolution of the shareholders’ meeting of May 15, 2003, the shareholders authorized the Board to repurchase a maximum of 5,000,000 Ordinary Shares at a price not to exceed €25 per share. This authorization was valid for a period of 18 months and will expire, therefore, on November 15, 2004.

      In this context, the Board of Directors proposes to renew this authorization in order to authorize the Board to repurchase a maximum of 8,400,000 Ordinary Shares equal to 8.85% of the share capital of the Company as of December 31, 2003, at a maximum purchase price of €35 per share (excluding costs) or its U.S. dollar equivalent. The maximum amount of funds dedicated to this share repurchase program cannot exceed €250 million or the U.S. dollar equivalent.

      Pursuant to this new authorization, Ordinary Shares repurchased under this program may be used:

(i) to provide consideration in the context of an acquisition or an exchange of the Company’s Ordinary Shares (including in the context of external growth), in compliance with the securities regulations;

(ii) to implement stock purchase plans for the benefit of the employees or executives of the Company or its subsidiaries, according to the conditions provided for by law, in particular with regards to profit sharing and stock options;

(iii) to minimize the dilutive effect of securities issuances;

(iv) to deliver Ordinary Shares upon the exercise of the rights attached to securities giving the right, by reimbursement, conversion, exchange, presentation of a coupon, or in any other way, to acquire shares of the Company;

(v) to use any excess cash balances;

(vi) to stabilize the Ordinary Share price of the Company by systematic intervention as a balance to the trends in the securities market;

(vii) to make sales and purchases in compliance with applicable regulations, depending on market conditions;

(viii) to keep such repurchased shares in treasury; and

(ix) to cancel such repurchased shares, subject to the approval of a specific resolution by the extraordinary shareholders’ meeting.

      This resolution may be applied by the Board of Directors for all treasury shares held by the Company, including the shares that the Company had repurchased prior to the admission of its Ordinary Shares or ADSs on a regulated market.

      If you approve this resolution, the Board of Directors proposes that you grant to the Board of Directors the necessary powers, with option to sub-delegate, to implement the program. If this resolution is adopted, it will replace the authorization granted by the shareholders’ meeting of May 15, 2003, and will be effective for 18 months following the date of the Meeting.

      In accordance with the provisions of article L. 225-210 of the French Commercial Code, treasury shares have no voting or dividend rights. Pursuant to the provisions of article L. 225-110 of the French Commercial Code, the acquisition of a company’s own shares cannot result in the reduction of shareholders’ equity to an amount less than the share capital as increased by non-distributable reserves.

      As of December 31, 2003, the Company held 1,067,675 treasury shares, including 574,500 shares repurchased in May 1999, 243,175 shares repurchased in September 2001 and 250,000 shares repurchased in November 2002. In addition, an indirect wholly owned subsidiary of the Company, Business Objects Option LLC, held 5,737,437 of the Company’s ADSs, which it is obligated to issue 5,637,875 of these ADSs upon the exercise of certain stock options assumed by the Company in connection with its December 2003 acquisition of Crystal Decisions, Inc. The shares held by Business Objects Option Sub LLC would not be subject to this resolution.

      The Tenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TENTH RESOLUTION SUBMITTED FOR YOUR

APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS
RECOMMENDS A VOTE

PROPOSAL 11

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO REDUCE THE SHARE CAPITAL BY CANCELLATION OF TREASURY SHARES

      Within the framework of the share repurchase programs, the Board of Directors proposes that you authorize the Board of Directors to reduce the share capital, on one or more occasions, by cancellation of shares repurchased by the Company pursuant to its share repurchase program. In accordance with applicable law, shares cancelled over a 24-month period may not exceed 10% of the outstanding share capital.

      The above authorization would replace the authorization granted at the shareholders’ meeting of May 15, 2003 and would be valid for 18 months following the date of the Meeting. The authorization would not apply to the ADSs held by Business Object Option LLC, that may be issued upon exercise of stock options assumed in connection with the Crystal Decisions acquisition.

      The Eleventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE ELEVENTH RESOLUTION SUBMITTED FOR YOUR

APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS
RECOMMENDS A VOTE

PROPOSALS 12 TO 19

AUTHORIZATIONS GRANTED TO THE BOARD OF DIRECTORS TO ISSUE WARRANTS TO SUBSCRIBE TO ORDINARY SHARES RESERVED FOR NON-EMPLOYEE DIRECTORS OF THE COMPANY AND A NOMINEE FOR DIRECTOR

      Pursuant to the provisions of article L. 228-95 of the French Commercial Code, the Board of Directors proposes that you authorize the Board of Directors to issue warrants giving rise to a right to subscribe to a maximum of 300,000 new Ordinary Shares of the Company, with a nominal value of €0.10 each, reserved for the Directors or a nominee for Director. The total nominal amount of the resulting increases of capital would be a maximum of €30,000, without taking into account possible adjustments to preserve the rights of holders of warrants to subscribe to Ordinary Shares, pursuant to applicable legal provisions and regulations and, where applicable, contractual provisions providing for other instances of adjustments. These warrants will be issued free of charge to their beneficiaries but will have a per Ordinary Share exercise price of the fair market value of the Company’s Ordinary Shares on the trading date prior to the date of the Meeting equal to the closing price of the Company’s Ordinary Shares on the Premier Marché of Euronext Paris S.A.

      The Directors entitled to these issuances are the following:

PROPOSAL 12

      45,000 warrants granting the rights to subscribe 45,000 Ordinary Shares, reserved to Mr. Arnold Silverman, subject to the condition precedent of his re-election at the ordinary shareholders’ meeting;

      The Twelfth Resolution sets forth the full text of the shareholder action to which this Proposal relates;

PROPOSAL 13

      45,000 warrants granting the rights to subscribe 45,000 Ordinary Shares, reserved to Mr. Albert Eisenstat, subject to the condition precedent of his re-election at the ordinary shareholders’ meeting;

      The Thirteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates;

PROPOSAL 14

      45,000 warrants granting the rights to subscribe 45,000 Ordinary Shares, reserved to Mr. Bernard Charlès, subject to the condition precedent of re-election at the ordinary shareholders’ meeting;

      The Fourteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates;

PROPOSAL 15

      45,000 warrants granting the rights to subscribe 45,000 Ordinary Shares, reserved to Mr. Kurt Lauk, subject to the condition precedent of his election as a Director at the ordinary shareholders’ meeting;

      The Fifteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates;

PROPOSAL 16

      30,000 warrants granting the rights to subscribe 30,000 Ordinary Shares, reserved to Mr. Gerald Held;

      The Sixteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates;

PROPOSAL 17

      30,000 warrants granting the rights to subscribe 30,000 Ordinary Shares, reserved to Mr. Jean-François Heitz;

      The Seventeenth Resolution sets forth the full text of the shareholder action to which this Proposal relates;

PROPOSAL 18

      30,000 warrants granting the rights to subscribe 30,000 Ordinary Shares, reserved to Mr. David Peterschmidt;

      The Eighteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates;

PROPOSAL 19

      30,000 warrants granting the rights to subscribe 30,000 Ordinary Shares, reserved to Mr. David J. Roux;

      The Nineteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates;

Waiver of Preferential Rights

      If you approve the authorizations for the issuances to the beneficiaries indicated above, you must waive your preferential subscription rights related to such warrants and to the new Ordinary Shares which may be issued upon exercise of such warrants in order to reserve these warrants and the subscription of any new Ordinary Shares issued upon exercise of such warrants to the beneficiaries named above.

      If you authorize these issuances, these authorizations will be valid for a period of one year following the date of the Meeting.

Method of Grant of Warrants to these Directors

      Because of their various and complementary expertise, in particular in financial, technical, organizational or strategic areas, the Board of Directors believes that it is in the best interests of the Company and its shareholders to attract and retain the Directors and the nominee by offering them warrants free of charge. The Board of Directors also believes that the ownership of the Company’s shares by members of the Board of Directors serves to align their interests with those of the Company’s shareholders.

Report on “Special Advantages”

      The issuance of such warrants without consideration may be viewed as a “special advantage” granted to the beneficiaries within the meaning of article L. 225-147 of the French Commercial Code. As a result, the Company decided to use the procedure for “special advantages”. A special independent auditor (Commissaire aux avantages particuliers), appointed pursuant to an order of the President of the Commercial Court of Nanterre, will review, under his responsibility, the value of these special advantages and their consequences on the situation of the shareholders in his report. Pursuant to this report, the special advantages from which the recipients of the warrants would benefit consist of (i) the issuance free of charge of these warrants, and (ii) the granting of an exercise price per share set at the date of issuance of such warrants. This exercise price may be lower than the fair market value of the shares at the time of exercise of the warrants. The report will be made available at the registered offices of the Company on or after May 12, 2004.

Exercise Price

      The exercise price per Ordinary Share will be equal to the estimated market value of the shares, determined using the closing sales price of the Ordinary Shares on the last trading day prior to the date of the Meeting, as reported on the Premier Marché of Euronext Paris S.A.

Vesting and Exercise

      If you approve the authorizations for the issuance of the warrants in favor of the beneficiaries named above, the Board of Directors intends to provide for the following provisions:

      The warrants granted to Mr. Silverman, Mr. Eisenstat, Mr. Charlès and Mr. Lauk would vest over three years, as follows: one-third of the warrants would be exercisable on or after June 1, 2005, one-third of the warrants would be exercisable on or after June 1, 2006 and one-third of the warrants would be exercisable on or after June 1, 2007.

      The warrants granted to Mr. Held would vest over two years, as follows: one-half of the warrants would be exercisable on or after July 1, 2004 and one-half of the warrants would be exercisable on or after June 1, 2005;

      The warrants granted to Mr. Heitz, Mr. Peterschmidt and Mr. Roux would vest over three years, as follows: one-third of the warrants would be exercisable on or after July 1, 2004, one-third of the warrants would be exercisable on or after June 1, 2005 and one-third of the warrants would be exercisable on or after June 1, 2006.

      These warrants will be exercisable within a maximum period of five years following the earlier of the date of their issuance, or within a period of 90 days following the date of a beneficiary’s termination of office or resignation from the Board of Directors to the extent the warrants are vested on that date.

Legal Information Relating to the Effect of the Issuance of Warrants and the Resulting Capital Increase on Each Shareholder

      If the shareholders of the Company authorize the Board of Directors to issue the proposed warrants in favor of the beneficiaries named above, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree no. 67-236 of March 23, 1967 on commercial companies, a report to the shareholders describing the definitive terms of the transaction and indicating (i) the potential dilutive effect of the issuance of the securities on each shareholder, (ii) the potential effect of the issuance of the securities on the net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s shares, as defined in article 155-1 of Decree no. 67-236 of March 23, 1967.

Other Consequences of Issuing Warrants

      If you authorize the Board of Directors to issue these warrants, the Company will, in accordance with French law, and for as long as any warrant is outstanding, refrain from redeeming its share capital and modifying the allocation of profits without reserving the rights of the warrant holders.

SUCH ARE THE SUBJECTS OF THE TWELFTH THROUGH THE NINETEENTH RESOLUTIONS SUBMITTED FOR YOUR APPROVAL, AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 20

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL THROUGH THE ISSUANCE OF UP TO 100,000 ORDINARY SHARES, RESERVED TO THE MEMBERS OF THE COMPANY EMPLOYEE FRENCH SAVINGS PLAN

      Within the framework of the Employee French Savings Plan (the “Savings Plan”) implemented by the Company, members may subscribe for Ordinary Shares of the Company through a mutual fund during subscription periods, the dates of which are set by the Board of Directors. The Saving Plan’s purpose is to allow employees of member companies to invest their personal savings, including through the allocation of any sums paid by their employer as part of profit-sharing plans, and to benefit from the favorable French income tax and social security provisions applicable to employee stock purchase plans.

      From 1995 through December 31, 2003, the Company issued 956,307 Ordinary Shares pursuant to the Savings Plan, of which 109,204 Ordinary Shares were subscribed in 2002 at a price of €18.30 per share, and 56,926 Ordinary Shares were subscribed during the subscription period ended March 31, 2003 at a price of €14.40 per share and 57,935 Ordinary Shares were subscribed during the subscription period ended September 30, 2003 at a price of €17.29 per share.

      As of December 31, 2003, the total number of Ordinary Shares reserved for issuance under the Saving Plan was 309,614.

Proposal

      The extraordinary shareholders’ meetings of May 15, 2003 and December 11, 2003 authorized, respectively, the issuance of 100,000 and 50,000 Ordinary Shares under the Savings Plan. At this time, no Ordinary Shares subject to these approvals have been issued.

      In order to permit the continuation of the Savings Plan, the Board of Directors proposes that you authorize the Board of Directors to increase the share capital by a maximum number of 100,000 Ordinary Shares, reserved for members of the Savings Plan, to establish the mechanism for setting the issue price of the Ordinary Shares reserved under the Savings Plan, and to authorize the Board of Directors, within the limits set forth by the shareholders, to set the subscription price and the conditions under which the subscribed shares will be paid for and issued.

      If approved, this authorization for the issuance of Ordinary Shares would be effective until the annual shareholders’ meeting called to deliberate upon the financial statements for the year ending December 31, 2005, i.e., the meeting to be held in 2006. Approval of this proposal constitutes a waiver by the shareholders of their preferential subscription rights with respect to the Ordinary Shares to be issued or allocated pursuant to this resolution.

Legal Information Relating to the Effect of the Issuance on the Shareholders

      If the shareholders authorize the Board of Directors to issue these Ordinary Shares, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree no. 67-236 of March 23, 1967 on commercial companies, a report to the shareholders describing the definitive terms of the transaction and indicating (i) the potential dilutive effect of the issuance of the securities on the position of each shareholder, (ii) the potential effect of the issuance of the securities on the net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s shares as defined in article 155-1 of Decree no. 67-236 of March 23, 1967 on commercial companies.

Summary of the French Employee Savings Plan

      Purpose. The purpose of the Savings Plan is to attract and retain the best available personnel, to provide additional incentives to employees and to promote the success of the Company’s business.

      Administration. The Board of Directors administers the Savings Plan. The Board of Directors has full and exclusive authority to modify the terms of the Savings Plan and to make offers for the subscription of Ordinary Shares under the Savings Plan within the limits set by the law and the shareholders of the Company.

      Eligibility and Participation. Any employee of the Company employed by the Company in France for at least three months is eligible to participate in the Savings Plan. The number of Ordinary Shares that a given employee may subscribe to is determined as a percentage of 10% of the compensation received by said employee over a period of six months as determined by the Savings Plan. No participant may subscribe for more than 500 Ordinary Shares per subscription period. All employees participating in the Savings Plan have the same rights and privileges, except for the number of Ordinary Shares for which each employee may subscribe. The right to subscribe for the Ordinary Shares may be exercised only by the employee and is not transferable.

      Offering Periods. The Board of Directors may, from time to time, and provided that the price-setting conditions described below are met, open offering periods of up to approximately six weeks, generally ending on March 31 and September 30.

      Subscription Price. The subscription price of one Ordinary Share is calculated in euros and may not be less than the greater of (i) 85% of the closing price for one Ordinary Share as quoted on the Premier Marché of Euronext Paris S.A. on the last trading day prior to the date of the decision to set the opening date for subscription and (ii) 80% of the average of the opening prices quoted on such stock exchange on the 20 trading days preceding the day of the decision to set the opening date for subscription. The issue price may not exceed 100% of the average set forth in clause (ii) above.

      Withdrawals. Funds invested by employees in the Savings Plan cannot be disposed of for a period of five years from the investment, except under limited circumstances defined by French law.

      Tax Information. The investments made under the Savings Plan benefit from the favorable income tax and social security provisions of French law applicable to employee savings plans. The Savings Plan is also intended to qualify under the provisions of Sections 421 and 423 of the United States Internal Revenue Code of 1986, as amended.

      Under these provisions, no income will be taxable to a participant who is subject to French tax laws until the Ordinary Shares purchased under the Savings Plan are sold or otherwise disposed of. Upon sale or other disposition of the Ordinary Shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the Ordinary Shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the Ordinary Shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the Ordinary Shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the Ordinary Shares on the date the Ordinary Shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term.

      The Twentieth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TWENTIETH RESOLUTION

SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSALS 21 AND 22

RELATING TO THE 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

      The 1995 International Employee Stock Purchase Plan (“IESPP”) of the Company was approved at the extraordinary shareholders’ meeting held on June 21, 1995. The IESPP is intended to qualify under the provisions of Sections 421 and 423 of the United States Internal Revenue Code of 1986, as amended.

      Since its adoption in 1995 through December 31, 2003, the Company issued 1,833,195 Ordinary Shares under the IESPP, of which 278,334 Ordinary Shares were issued in 2002 at an average price of €12.68 per share, 208,089 Ordinary Shares were issued during the subscription period ended March 31, 2003, at a price of €8.71 per share and 65,481 Ordinary Shares were issued during the subscription period ended September 30, 2003, at a price of €12.72 per share.

PROPOSAL 21

RE-AFFIRMATION OF THE PRICE-SETTING CONDITIONS OF ORDINARY SHARES RESERVED FOR ISSUANCE UNDER THE 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN, AS AUTHORIZED BY THE COMBINED SHAREHOLDERS’ MEETINGS OF MAY 15, 2003 AND DECEMBER 11, 2003

      At the extraordinary shareholders’ meetings of May 15, 2003 and December 11, 2003, 300,000 and 250,000 Ordinary Shares, respectively, were authorized for issuance under the IESPP. At this time no shares subject to these approvals have been issued.

      These two authorizations to issue these shares were granted by the shareholders for two years from the date of such approval and will therefore expire in May 2005 and December 2005, respectively. The IESPP will expire by its own terms in June 2005 and no offering periods may be conducted after such date. However, pursuant to the provisions of article L. 225-138 III and article L. 225-137 II of the French Commercial Code, if these authorizations have not been used prior to the annual shareholders’ meeting following the grant of these authorizations, an extraordinary shareholders’ meeting must vote on the maintenance or adjustment of the mechanisms for determining the issue price of the new Ordinary Shares to be issued.

      In this context and in order to maintain the effectiveness of the authorization granted to the Board to issue the previously approved 550,000 shares, the Board of Directors proposes that you re-affirm the price-setting conditions of the issue price of such Ordinary Shares, as approved by the shareholders’ meetings of May 15, 2003 and December 11, 2003.

      The Twenty-First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 22

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL THROUGH THE ISSUANCE OF UP TO 325,000 ORDINARY SHARES, THE SUBSCRIPTION TO WHICH IS RESERVED TO THE BUSINESS OBJECTS S.A. EMPLOYEE BENEFITS TRUST UNDER THE 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

      The authorizations to issue shares mentioned in the Proposal 21 above, will expire in May 2005 and in December 2005.

      In order to allow the Company to increase its share capital within the framework of the IESPP, the Board of Directors proposes that you authorize the additional issuance of a maximum of up to 325,000 new Ordinary Shares, under the IESPP.

      In this context, the Board of Directors proposes that you waive your preferential subscription rights to the new Ordinary Shares which will be issued in favor of Business Objects S.A. Employee Benefits Trust, acting on behalf of employees of the Group, which is comprised of the subsidiaries of the Company.

      If you approve this authorization, this authorization will be effective until the earlier of (i) the closing of the last offering period of the IESPP pursuant to its terms or (ii) two years from the date of the Meeting.

      The issue price of the Ordinary Shares will be determined pursuant to the provisions of the IESPP as described below.

Legal Information Relating to the Effect of the Issuance on the Shareholders

      If the shareholders of the Company authorize the Board of Directors to issue these Ordinary Shares, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree no. 67-236 of March 23, 1967 on commercial companies, a report to the shareholders describing the definitive terms of the transaction and indicating (i) the potential dilutive effect of the issuance of the securities on each shareholder, (ii) the potential effect of the issuance of the securities on the net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Ordinary Shares, as defined in article 155-1 of Decree no. 67-236 of March 23, 1967.

Summary of the 1995 International Employee Stock Purchase Plan

      Purpose. The purpose of the IESPP is to attract and retain the best available personnel, to provide additional incentives to the Company’s employees and to promote the success of its business.

      Administration. The Board of Directors administers the IESPP. Subject to the other provisions of the IESPP, the Board of Directors has full and exclusive authority to construe, interpret and apply the terms of the IESPP, and to determine which affiliates may participate.

      Eligibility. Any employee (who is not a resident of France) of the Company or an affiliate designated by the Board of Directors on a given enrollment date (as defined below) is eligible to participate in the IESPP.

      Participation. An eligible employee may become a participant in the IESPP by completing a subscription agreement authorizing payroll deductions and filing it with the Company or a designated affiliate prior to the applicable enrollment date.

      Payroll Deductions. At the time a participant files his or her participation agreement, he or she elects to have payroll deductions made on each pay day during the offering period in an amount not to exceed 10% of the compensation which he or she receives on each pay day during the offering period. No participant may subscribe for more than 500 Ordinary Shares per subscription period. A participant may discontinue, increase or decrease his or her participation during the offering period by filing a new subscription agreement. No interest accrues on payroll deductions.

      Offering Periods. The offering period is a period of approximately six months, commencing on the first trading day on or after April 1 and terminating on the last trading day in the period ending September 30, or commencing on the first trading day on or after October 1 and terminating on the last trading day in the period ending March 31.

      Issue Price. The issue price per share is set in euros and may not be less than eighty-five percent (85%) of the lowest closing price for one Ordinary Share as quoted on the Premier Marché of Euronext Paris S.A. on the last trading day prior to the first day of the offering period or on the last trading day of the offering period.

      Withdrawal; Termination of Employment. A participant may withdraw all but not less than all of the payroll deductions credited to his or her account at any time prior to the last day of the offering period. A participant’s withdrawal from an offering period has no effect on his or her eligibility to participate in any succeeding offering period. Upon a participant ceasing to be an employee for any reason, he or she is deemed to have elected to withdraw from the IESPP and the payroll deductions not yet used to exercise the option are returned to such participant.

      Tax Information. The IESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the United States Internal Revenue Code of 1986, as amended.

      Under these provisions, no income will be taxable to a participant who is a United States taxpayer until the Ordinary Shares purchased under the IESPP are sold or otherwise disposed of. Upon sale or other disposition of the Ordinary Shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the Ordinary Shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the Ordinary Shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the Ordinary Shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the Ordinary Shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the Ordinary Shares on the date the Ordinary Shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Under current French tax regulations, the Company is not entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of Ordinary Shares prior to the expiration of the holding period(s) described above.

      The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the Ordinary Shares purchased under the IESPP. Reference should be made to the applicable provisions of the United States Internal Revenue Code of 1986, as amended. In addition, the summary does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

      Plan Benefits. Given that the number of Ordinary Shares that may be purchased under the IESPP is determined, in part, on the compensation received by an employee and given that participating in the Savings Plan is voluntary on the part of the employee, the actual number of Ordinary Shares that may be purchased by any individual is not determinable.

      The Twenty-Second Resolution sets forth the full text of the shareholder action to which this Proposal relates;

SUCH ARE THE SUBJECTS OF THE TWENTY-FIRST AND TWENTY-SECOND

RESOLUTIONS SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 23

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY ISSUANCE OF UP TO 475,000 ORDINARY SHARES, THE SUBSCRIPTION TO WHICH IS RESERVED TO THE 2004 BUSINESS OBJECTS S.A. EMPLOYEE BENEFITS TRUST UNDER THE 2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

      The 1995 IESPP will expire in June 2005. It is important for the future of the Company that it continues its efforts for the research and development of new products and new markets, and accordingly that it continues to attract and retain high-quality employees, to grant them an additional incentive and to promote the success of the Company. In this context, the employee profit-sharing plans are key to retaining and attracting high-quality personnel.

      Accordingly, the Board of Directors proposes that you authorize the Board of Directors to implement the 2004 International Employee Stock Purchase Plan (the “Plan”) containing, in particular, the terms and conditions described hereafter:

Summary of the 2004 International Employee Stock Purchase Plan

      Purpose. The purpose of the Plan is to attract and retain the best available personnel, to provide an additional incentive and to promote the success of the Company.

      Administration. The Board of Directors, or any committee designated by it for this purpose (the “Administrator”) administers the Plan. Subject to the other provisions of the Plan, the Board of Directors has full authority to construe, interpret and apply the terms of the Plan, and to determine which subsidiaries may participate.

      Eligibility. Any employee (who is not a resident of France) of any companies of the Business Objects’ group designated by the Administrator prior to the subscription period is eligible to participate in the Plan.

      Participation. An eligible employee may become a participant in the Plan by completing a subscription agreement given to his employer prior to the subscription period authorizing payroll deductions.

      Payroll Deductions. At the time a participant files his participation agreement, he elects to have payroll deductions made during the subscription period in an amount not to exceed 10% of the compensation which he receives during the subscription period. No participant may subscribe for more than 500 Ordinary Shares per subscription period. A participant may increase or decrease the percentage of his participation during the subscription period by amending the original subscription agreement. No interest accrues on payroll deductions.

      Subscription Period. The subscription period is a period of approximately six months, commencing on the first trading day on or after May 1st and ending on the first trading day on or after the following November 1st, or commencing on the first trading day on or after November 1st and ending on the first trading day on or after May 1st.

      Issue Price. For each subscription period, the issue price per Ordinary Share shall not be less than 85% of the lowest closing price per Ordinary Share as quoted on the Premier Marché of Euronext Paris S.A. on the first day of the given subscription period and on the last trading day of such subscription period.

      Reimbursement, Termination of Employment. A participant may request the reimbursement of payroll deductions at any time prior to the last day of the subscription period. Full reimbursement of such sums will be made pursuant to such requests. A participant’s withdrawal from a subscription period has no effect on his eligibility to participate in any succeeding subscription period. If a participant ceases to be an employee for any reason, and if the payroll deductions have not yet been used to subscribe under the offer, such deductions will be fully reimbursed to the participant.

      Tax Information. The Plan and the right of participants to subscribe thereunder, qualify under the provisions of Section 423 of the United States Internal Revenue Code of 1986, as amended.

      Under these provisions, no income will be taxable to a participant who is a United States taxpayer until the Ordinary Shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the Ordinary Shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the Ordinary Shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the Ordinary Shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the Ordinary Shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the Ordinary Shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the Ordinary Shares on the date the Ordinary Shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Under current French tax regulations, the Company is not entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of Ordinary Shares prior to the expiration of the holding period(s) described above.

      The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the Ordinary Shares purchased under the Plan. Reference should be made to the applicable provisions of the United States Internal Revenue Code of 1986, as amended. In addition, the summary does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

      Plan Benefits. Given that the number of Ordinary Shares that may be purchased under the Plan is determined, in part, on the compensation received by an employee and given that participating in the Plan is voluntary on the part of the employee, the actual number of shares that may be purchased by any individual is not determinable.

      The Board of Directors proposes further that you authorize the Board to create a new trust, the 2004 Business Objects S.A. Employee Benefits Trust, which will subscribe to the share capital increases reserved to it every year in order to convert the subscribed shares into American Depositary Receipts (“ADRs”), corresponding each to one Ordinary Share, and to allocate them to the employees participating in the Plan, according to their respective contributions.

      The Board of Directors proposes lastly that you authorize the Board of Directors to increase the share capital by a maximum number of 475,000 new shares under the Plan and that you waive the preferential subscription rights to these shares in favor of the 2004 Business Objects S.A. Employee Benefits Trust, acting on behalf of the employees of the Group.

      If approved, this authorization for the reserved issuance of Ordinary Shares will be effective for a period of two years following the date of the Meeting.

      The issue price of the Ordinary Shares will be determined pursuant to the provisions of the Plan, as described above.

Legal Information Relating to the Effect of the Issuance on the Shareholders

      If the shareholders authorize the Board of Directors to issue these shares pursuant to this proposal, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree no. 67-236 of March 23, 1967 on commercial companies, a report to the shareholders describing the definitive terms of the transaction and indicating (i) the potential dilutive effect of the issuance of the securities on each shareholder, (ii) the potential effect of the issuance of the securities on the net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Ordinary Shares as defined under article 155-1 of Decree no. 67-236 of March 23, 1967.

      The Twenty-Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TWENTY-THIRD RESOLUTION

SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 24

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY ISSUANCE OF 2,500,000 ORDINARY SHARES, THE SUBSCRIPTION TO WHICH IS RESERVED TO THE BUSINESS OBJECTS EMPLOYEE BENEFIT SUB-PLAN TRUST UNDER THE 2001 STOCK INCENTIVE PLAN

      The proposed issuance of Ordinary Shares reserved to the Business Objects Employee Benefits Sub-Plan Trust (the “Trust”) is intended to provide the non-French subsidiaries of the Company (the “Subsidiaries”)

with the ability to grant restricted shares and performance shares from the Trust to their employees under the Subsidiary Stock Incentive Sub-Plan (the “Sub-Plan”) of the 2001 Stock Option Plan of the Company.

      Given the impending changes in the financial accounting implications of equity compensation arrangements, many companies are amending their stock option plans in order to provide greater flexibility. Specifically, these companies are amending their plans or adopting new plans to permit the granting of “full-value” awards such as restricted stock and performance shares to their employees in the United States and elsewhere. The Company desires to enhance its flexibility by providing its Subsidiaries with the ability to grant restricted stock and performance shares to their employees.

      The shares underlying Sub-Plan awards (“Awards”) will be issued and subscribed by the Trust. The Trust will subscribe for these shares from the Company using money contributed to the Trust by the Company’s Subsidiaries. The boards of directors of the Subsidiaries (or their committees) will then direct the trustee of the Trust to issue Awards to Subsidiary employees.

      The Board of Directors proposes that in no event will the number of shares issuable under the 2001 Stock Incentive Plan and the Sub-Plan and the number of shares issued and subscribed by the Trust exceed the total number of Ordinary Shares previously authorized by our shareholders to be issued under the 2001 Stock Incentive Plan (including as authorized the future automatic annual increases of the 2001 Stock Incentive Plan). Therefore, if you approve this proposal, it should not result in significant dilution.

      The Board of Directors believes that the Sub-Plan is an essential element of a competitive compensation package, especially for Silicon Valley companies. Similar plans are or will be offered by most public companies with which the Company competes for employees. In providing for a wider range of awards, the Subsidiaries will have greater flexibility in dealing with the changing accounting landscape.

      The Sub-Plan only permits Subsidiaries to make awards to Subsidiary employees. The Sub-Plan is designed to assist the Subsidiaries in attracting, retaining and motivating the best available personnel for the successful conduct and growth of the Company’s worldwide business. The Board of Directors believes that the Sub-Plan is an essential tool to link the long-term interests of shareholders and Subsidiary employees and serves to motivate Subsidiary employees to make decisions that will, in the long run, give the best returns to shareholders.

      The Subsidiaries have consistently included equity incentives as a significant component of compensation for a broad range of their employees. In addition, the Board of Directors believes this practice is critical to the Company’s ability to attract and retain the Subsidiaries’ employees in a highly competitive market for managerial and technical talent. The Subsidiaries’ substantial operations in Silicon Valley exposes it to particularly intense competition in the labor market from both private and public companies. Equity incentives are offered by most companies with which the Company competes for employees, and the Board of Directors believes it is essential to provide stock-based incentives to both new and existing Subsidiary employees.

      Accordingly, the Board of Directors proposes that you authorize the Board of Directors to increase the share capital, on one or more occasion, by a maximum number of 2,500,000 new Ordinary Shares, of €0.10 nominal value each, reserved to the Trust and that you waive your preferential subscription rights to these new Ordinary Shares and reserve the subscription of these new Ordinary Shares to the Trust.

      Moreover, the Board of Directors proposes that in the event the Company effects a share capital increase by way of incorporation of premiums, reserves or profits, resulting either in an increase of the nominal value of the Ordinary Shares or in the creation and free allocation of Ordinary Shares, or effects a stock split or reverse stock split or a combination of Ordinary Shares, the Board of Directors is granted, to the extent necessary, full powers to adjust the number of Ordinary Shares which may be granted under this resolution, and/or to adjust the nominal value of the Ordinary Shares.

      If you approve this resolution, you will grant all powers to the Board of Directors, with the right to sub-delegate it to the Company’s Chairman, in order to implement this delegation.

      The share issuance price of the new Ordinary Shares to the Trust shall be decided by the Board of Directors or the Company’s Chairman and equal to at least 85% of the closing price in euros per Ordinary

Share on the last trading day preceding the decision of issuance of the new Ordinary Shares by the Board of Directors or its Chairman, as quoted on the Premier Marché of Euronext Paris S.A. on or such other regulated market on which the Ordinary Shares are traded, as such prices are reported in Euronext Paris S.A. or such other source as the Board of Directors deems reliable.

Legal Information Relating to the Effect of the Issuance on the Shareholders

      If the shareholders authorize the Board of Directors to issue these shares pursuant to this proposal, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree no. 67-236 of March 23, 1967 on commercial companies, a report to the shareholders describing the definitive terms of the transaction and indicating (i) the potential dilutive effect of the issuance of the securities on each shareholder, (ii) the potential effect of the issuance of the securities on the net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Ordinary Shares as defined under article 155-1 of Decree no. 67-236 of March 23, 1967.

      If approved, this authorization for the issuance of Ordinary Shares reserved to the Trust will be effective for a period of two years following the date of the Meeting.

      The Twenty-Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TWENTY-FOURTH RESOLUTION

SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 25

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO AMEND THE 2001 STOCK OPTION PLAN TO RENAME IT THE 2001 STOCK INCENTIVE PLAN AND APPROVAL OF THE ADOPTION OF THE SUBSIDIARY STOCK INCENTIVE SUB-PLAN UNDER

THE 2001 STOCK INCENTIVE PLAN.

      The Board of Directors presented the reasons for the proposed implementation of the Sub-Plan and the related proposed share issuance in Proposal 24.

      For the purpose of establishing this Sub-Plan the Board of Directors proposes that you authorize the Board of Directors to amend the 2001 Stock Option Plan to rename it the “2001 Stock Incentive Plan” and that you approve the adoption of the Sub-Plan under the 2001 Stock Incentive Plan.

Summary of the Sub-Plan

      A general description of the principal terms of the Sub-Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the Sub-Plan, a copy of which is attached to this proxy statement.

Ordinary Shares Reserved Under the Sub-Plan

      If Proposal 24 is approved, 2,500,000 Ordinary Shares will be available for subscription to the Trust and subsequent award under the Sub-Plan. However, as explained in Proposal 24, in no event will the number of Ordinary Shares issuable under the 2001 Stock Incentive Plan and the number of Ordinary Shares subscribed by the Trust exceed the total number of Ordinary Shares previously authorized by the Company’s shareholders to be issued under the 2001 Stock Incentive Plan (including as authorized the future automatic annual increases of the 2001 Stock Incentive Plan).

      Purpose. The purposes of the Sub-Plan are to enable the non-French subsidiaries of the Company (the “Subsidiaries”) to attract, retain and motivate the best available personnel for positions of substantial responsibility and to promote the success of the Company’s worldwide business.

      The Sub-Plan will allow the Subsidiaries to grant a wider range of awards to their employees than are permitted under the 2001 Stock Incentive Plan. Specifically, the Sub-Plan adds the ability to grant restricted stock and performance share awards to these employees. This will help the Subsidiaries achieve their goal of attracting, retaining and motivating talented personnel.

      Shareholder Value. The Sub-Plan will also help the Company to increase shareholder value by enabling the Subsidiaries to link some of the vesting of Awards to the performance of the Company or its Subsidiaries.

      Administration. The Awards will be issued and subscribed by the Trust. The Trust subscribes for shares using money contributed to the Trust by the Subsidiaries. The Sub-Plan is administered by the board of directors of a Subsidiary, or a designated committee thereof (the “Subsidiary Administrators”) who direct the trustee with respect to:

•	determining whether and to what extent Awards are granted;

•	determining the number of Ordinary Shares to be covered by each Award;

•	approving forms of Award agreements for use under the Sub-Plan;

•	determining the terms and conditions, including vesting, of Awards. These terms and conditions may provide for the distribution of Awards at a specific time after vesting;

•	construing and interpreting the terms of the Sub-Plan and Awards granted thereunder;

•	prescribing, amending and rescinding rules and regulations relating to the Sub-Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under applicable tax laws;

•	modifying or amending each Award; and

•	making all other determinations deemed necessary or advisable for administering the Sub-Plan.

      Eligibility. The Sub-Plan provides that restricted stock and performance shares and may only be granted to the employees of the Subsidiaries.

      Awards that are Forfeited. If an Award expires without having been fully vested, the unvested shares will either be returned to the available pool of Ordinary Shares reserved for delivery under the Sub-Plan or, at the request of a Subsidiary, shall be sold by the Trust with the proceeds paid to the Subsidiary.

      Grant of Restricted Stock. Restricted stock may be granted to Subsidiary employees as determined by the Subsidiary Administrator and communicated to the trustee. The Subsidiary Administrator shall have complete discretion to determine:

•	the number of Ordinary Shares subject to an Award granted to any Subsidiary employee; and

•	the conditions that must be satisfied for vesting or grant. These conditions will typically be based on the employee continuing to provide his or her services to a Subsidiary, but may include a performance-based component.

      Restricted stock shall be granted by the trustee in the form of units to acquire Ordinary Shares from the Trust. Each such unit shall be the equivalent of one Ordinary Share for purposes of determining the number of shares subject to an award. Each restricted stock award shall be evidenced by an agreement specifying such other terms and conditions as are determined by the Subsidiary Administrator.

      Grant of Performance Shares. Performance shares are Awards that are only issued to the Subsidiary employees if certain conditions are satisfied. Typically, these conditions will be based upon achieving performance milestones. However, they may include a service-based component. Each performance share grant shall be evidenced by an agreement specifying such other terms and conditions as are determined by the Subsidiary Administrator.

      Performance shares shall be granted by the trustee in the form of units to acquire Ordinary Shares from the Trust. Each such unit shall be the equivalent of one Ordinary Share for purposes of determining the number of Ordinary Shares subject to an award. Each performance shares award shall be evidenced by an agreement specifying the purchase price (if any) and such other terms as determined by the Subsidiary Administrator.

      Voting of Trust Ordinary Shares. Ordinary Shares held in the Trust shall be voted by the trustee, as it deems in the best interest of the Subsidiary employees.

      Leaves of Absence. Unless the Subsidiary Administrator provides otherwise or as otherwise required by applicable laws, Awards shall cease vesting commencing on the ninety-first day of any unpaid leave of absence and shall only recommence upon return to active service.

      Dividends and Tax Credits. Any dividends or tax credits applicable to Ordinary Shares underlying Awards that are held in the Trust shall be distributed or forfeited at the same time as the underlying shares, according to their vesting or distribution schedule.

      Non-Transferability of Awards. An award granted under the Sub-Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

      Adjustment Upon Changes in Capitalization, Corporate Transactions. In the event of a capital transaction impacting the capital structure of the Company, appropriate proportional adjustments shall be made in the number of Ordinary Shares and the price (if any) subject to the Awards. Any such adjustment shall be made by the Company and the Subsidiary Administrators. The Company shall issue to the Trust the number of Ordinary Shares to carry out such adjustments within the limits defined by the shareholders authorizations.

      In the event that the Company is acquired in any merger, consolidation, acquisition of assets or like occurrence, each outstanding award granted under the Sub-Plan shall be assumed or an equivalent right substituted by a successor corporation (or trust or financial intermediary thereof). If such awards granted under the Sub-Plan are not assumed, they become fully vested prior to the closing of such merger or consolidation.

      Amendment, Suspension and Termination of the Sub-Plan. The Subsidiary Administrator may amend, suspend or terminate the Sub-Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary and desirable to comply with applicable laws and regulations.

      Term of Sub-Plan. If this proposal is approved, then the Sub-Plan, unless terminated earlier, will terminate at the same time as the 2001 Stock Incentive Plan, currently scheduled to terminate on December 11, 2006.

United States Federal Tax Information

      A participant will not have taxable income upon grant (unless, with respect to Restricted Stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested Ordinary Shares minus any amount paid for the vested Ordinary Shares. However, if the Subsidiary Administrator provides that an Award will be distributed at a specific time after vesting, the participant may defer income (but not employment tax) measurement and recognition until the time he or she receives the shares.

      The Company’s U.S. subsidiary generally will be entitled to tax deductions in connection with an award under the Sub-Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to the Chief Executive Officer and to each of the four most highly compensated executive officers. Under Section 162(m) of the United States Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

U.S. Accounting Treatment

      Currently, Subsidiary employee awards with purchase prices at or above fair market value on the grant date typically do not result in any direct charge to the Company’s reported earnings. However, the fair value of these awards is required to be disclosed in the notes to the Company’s financial statements. The Company must also disclose, in the notes to its financial statements, the pro forma impact these awards would have on the Company’s reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as a compensation expense.

      Currently, Subsidiary employee awards with purchase prices below fair market value on the grant date would result in a direct compensation expense that is typically equal to the “spread,” i.e., the difference between the purchase price and the fair market value on the grant date. Typically, this expense would be amortized over the over the award’s vesting period.

      The Financial Accounting Standards Board intends to require mandatory expensing for equity awards for fiscal years commencing after December 15, 2004. In such event, the Company expects that all 2001 Stock Incentive Plan option awards and all Sub-Plan awards will result in direct charges to the Company’s reported earnings under U.S. generally accepted accounting principles.

Awards to be Granted to Certain Individuals and Groups

      The number of Awards that a Subsidiary employee may receive under the Sub-Plan is at the discretion of the Subsidiary Administrators and therefore cannot be determined in advance.

      The Twenty-Fifth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TWENTY-FIFTH RESOLUTION

SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

SUMMARY OF PROPOSALS FOR FINANCIAL AUTHORIZATIONS OR OTHER SECURITY ISSUANCES

General

      The Board of Directors believes it is important that the Company be able to issue its Ordinary Shares or other securities, with or without preferential subscription rights, when the Board determines that the transaction is in the best interests of the Company’s shareholders. Under French law, the Board of Directors cannot issue Ordinary Shares or other securities from time to time unless such issuance has been previously approved at the Company’s shareholders meeting. In order to raise funds or enter into a strategic equity transaction or issue debt securities, the Board of Directors must first obtain the approval at a meeting of the Company’s shareholders. To provide the Company with flexibility to undertake a funding when it arises, the Board of Directors can request the shareholders to authorize the issuance of an aggregate of Ordinary Shares or other securities with an aggregate nominal value of €1,300,000 (equal to 13,000,000 Ordinary Shares) including convertible debt securities that can be converted into Ordinary Shares with a maximum amount of €300,000,000 (with respect to Proposals 26, 27 and 29 only).

      If proposals 26, 27, 28, 29 and 30 are approved, these Ordinary Shares or other securities may be issued from time to time at the Board’s discretion in France or elsewhere.

      This €1,300,000 nominal value limitation applies to all authorizations given by the shareholders to the Board of Directors, including those set forth in Proposals 26, 27, 28, 29 and 30, other than authorizations for the benefit of incentive compensation plans for the benefit of the Company’s employees and directors previously approved by the Company’s shareholders.

      The authorizations that provide the Board of Directors with the authority to issue Ordinary Shares or other securities are accompanied in this proxy statement by proposals that request that the Company’s shareholders waive the preferential subscription rights they may have under French law with respect to the authorized but unissued Ordinary Shares or other securities (Proposals 27, 29 and 30). The Board of Directors believes that these waivers of preferential subscription rights are in the best interests of the Company’s shareholders because the subscriptions of Ordinary Shares or other securities will be reserved for a public offering or for specified categories of buyers, such as qualified institutional buyers.

      The authorizations requested by the Board of Directors to issue Ordinary Shares or other securities have pricing mechanisms set by French law, which depend on waiver or not of preferential subscription rights of the existing shareholders, the manner of sale, the identity of the purchaser and whether the purchaser is associated with the Company. In addition, French law determines the length of the authorization. If the securities issued under the authorization are convertible into Ordinary Shares of the Company, such as warrants to subscribe for Ordinary Shares, the Board of Directors can set a conversion date after the expiration of the original authorization, as long as the warrants were issued during the term of the authorization.

Limitations on Issuances

      Where the Board of Directors issues securities which are eligible for subscription at a future date, convertible or subordinated or to Ordinary Shares or another security which is a part of the share capital of the Company, as provided by articles L. 225-150 to L. 225-176 or L. 228-91 of the French Commercial Code, the increase in share capital pursuant to these issuances including the underlying Ordinary Shares into which they may be converted cannot have an aggregate nominal amount of more than €1,300,000.

      If you authorize these proposals, the Board of Directors may not issue preferred shares which have preferred dividend rights but no voting rights (actions à dividende prioritaire sans droit de vote) or “non voting certificates” (certificats d’investissement). Given the complexity of these two types of securities, the Board of Directors does not recommend issuing these types of securities.

Possible Anti-takeover Effects

      Under French law, the Board of Directors cannot enter into an agreement with a shareholder of the Company to vote that shareholder’s Ordinary Shares in a particular manner. In addition, the Board of Directors cannot commence a tender offer without shareholder approval. However, the additional Ordinary Shares that would become available for issuance if proposal 29 were adopted could also be directed to shareholders the Board of Directors believes share its view on a possible take-over. For example, pursuant to proposals 26 or 29, without further shareholder approval, the Company’s Board of Directors could strategically sell Ordinary Shares in a private transaction to qualified institutional buyers who would oppose a takeover or favor the current Board of Directors. Although these proposals were prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), shareholders should be aware that approval of these proposals could facilitate future efforts by the Board of Directors to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then-current market prices.

      Pursuant to proposals 26, 27, 28, 29 and 30, the Board of Directors would have the authority to issue under all such proposals an aggregate 13,000,000 Ordinary Shares or other securities and, solely with respect to Proposals 26, 27 and 29, up to €300,000,000 of convertible debt securities. In each case, the Board of Directors could to fix the terms, preferences, privileges and restrictions of any such securities without any further vote or action by the Company’s shareholders. The issuance of Ordinary Shares or other securities would allow the Board of Directors to have flexibility in connection with fund raising. However, the issuance of these Ordinary Shares or debt securities may delay or prevent a change in control transaction without further action by the Company’s shareholders. As a result, the market price of the Ordinary Shares and ADSs and the voting and other rights of the holders of its Ordinary Shares and ADSs may be adversely affected. The Board of Directors has no current plans to issue any Ordinary Shares or other securities.

      Proposals 26, 27, 28, 29 and 30 are not being recommended in response to any specific effort of which the Board of Directors is aware to obtain control of the Company, nor is the Board of Directors currently proposing to adopt any new anti-takeover measures. The proposals are being recommended so that, as the need may arise to raise funds for general corporate purposes, the Company will have more financial flexibility and will be able to issue Ordinary Shares or other securities without added expense and delay of convening a new shareholders meeting.

Legal Information on the Effect of the Issuance of Ordinary Shares or other Securities on the Shareholders

      If the shareholders authorize the Board of Directors to issue securities pursuant to proposals 26, 27, 29 or 30, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree no. 67-236 of March 23, 1967 on commercial companies, a report to the shareholders describing the definitive terms of the transaction and indicating (i) the potential dilutive effect from the issuance of the securities on each shareholder, (ii) the potential effect of the issuance of the securities on the net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Ordinary Shares, as defined by article 155-1 of Decree no. 67-236 of March 23, 1967.

Summary of Differences of Proposals

      In proposals 26, 27, 28, 29 and 30, the Company’s shareholder are asked to approve authorizations for future issuances as follows:

	Proposal 26	Proposal 27	Proposal 28	Proposal 29	Proposal 30

Type of Security:	Ordinary Shares or other securities	Ordinary Shares or other securities	Ordinary Shares	Ordinary Shares or other securities	Ordinary Shares or warrants
Aggregate Ordinary Shares (including all others issued under proposals 26-30):	13,000,000 (€1,300,000 nominal amount)	13,000,000 (€1,300,000 nominal amount)	13,000,000 (€1,300,000 nominal amount)	13,000,000 (€1,300,000 nominal amount)	300,000 (€30,000 nominal amount)
Debt Included	Yes	Yes	No	Yes	No
Principal Amount of Debt:	€300,000,000	€300,000,000	N/A	€300,000,000	N/A
Type of Offering:	Any	Public	Stock split	Private placement	Reserved for current and future directors of the Company
Preferential Subscription Rights Waived	No*	Yes	N/A	Yes	Yes
Type of Potential Buyer:	Existing shareholders on issuance date	Any	Existing shareholders on issuance date	Qualified institutional buyer under French law or buyer with same criteria under laws of other countries	Current or future directors of the Company
Replaces Authorization Approved on:	December 11, 2003	December 11, 2003	June 5, 2002	N/A	N/A
New Authorization Terminates:	August 2006	August 2006	August 2006	June 2006	June 2006

*	The shareholders waive only their preferential subscription right to the shares underlying the issued securities.

PROPOSAL 26

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO AUTHORIZE AND ISSUE ORDINARY SHARES OR OTHER SECURITIES GIVING IMMEDIATE OR DEFERRED ACCESS TO THE COMPANY’S SHARE CAPITAL, WITH PREFERENTIAL SUBSCRIPTION RIGHTS

      Subject to the limitations set forth in the section captioned “Summary of Proposals for Financial Authorizations or Other Security Issuances,” the Board of Directors has determined that it would be in the Company’s shareholders’ best interest to request that the shareholders approve the authorization and issuance of up to €1,300,000 nominal value of capital increases (13,000,000 Ordinary Shares) of additional Ordinary Shares or other securities on one or more occasions prior to the expiration of the authorization. Approval of this proposal will also constitute approval by the shareholders of future issuances of convertible debt securities that may be converted into share capital of the Company of up to €300,000,000 nominal value at the discretion of the Board of Directors. No further shareholder approval for the issuances would be required. The maximum amount of Ordinary Shares or other securities authorized to be issued pursuant to this proposal would be reduced by any Ordinary Shares or other securities issued pursuant to proposals 27, 28, 29 and 30.

      The Ordinary Shares or other securities to be authorized and issued pursuant to this proposal could be issued in any type of offering in France or elsewhere, to the shareholders of the Company. Pursuant to this proposal, the Board of Directors could issue, from time to time, Ordinary Shares or other securities in one or more transactions up to the applicable aggregate nominal amount in euros or equivalent amounts of other currencies. The Board of Directors will have the right to set the price of any Ordinary Shares or other securities issued pursuant to this proposal; provided, however, that the per share price of the Ordinary Share subscribed or underlying the security must be greater than or at least equal to the nominal value of per share on the date of issuance. Currently, the nominal value per share is €0.10.

      The Board of Directors believes that it is in the shareholders’ best interest to provide for the authorization and issuance of the Ordinary Shares or other securities reserved to the Company’s shareholders in order to have additional authorized but unissued Ordinary Shares or other securities available for issuance to meet business needs as they arise without the expense and delay of a new extraordinary meeting of shareholders. The Board of Directors believes that the availability of such shares will provide the Company with the flexibility to issue Ordinary Shares or other securities for proper corporate purposes, which may be identified by the Board of Directors in the future. For example, such shares may be issued in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital. The Board of Directors does not intend to authorize the issuance of any such Ordinary Shares or other securities, except upon terms the Board of Directors deems to be in the Company and its shareholders’ best interests. The Board of Directors has not authorized or taken any action with respect to the issuance of any such Ordinary Shares or other securities and has no present agreement, arrangement or understanding with respect to the issuance of any such Ordinary Shares or other securities.

      Under the resolution, the shareholders of the Company have preferential subscription rights with respect to Ordinary Shares or any other securities, in proportion to their share ownership. However, the Board of Directors is requesting that the shareholders waive any preferential subscription rights to the Ordinary Shares or other securities issued under the authority of this proposal and securities that may be acquired through conversion, redemption, presentation of warrants otherwise from such Ordinary Shares or other securities. The shareholders are also requested to waive their preferential subscription rights to the Ordinary Shares issued upon conversion of convertible bonds or exercised warrants. Approval of this proposal will constitute approval of a waiver of such rights.

      The authorization under this proposal would replace the authorization granted by the extraordinary shareholders’ meeting of December 11, 2003 and would be valid for a period of 26 months following the date of the Meeting.

      The Twenty-Sixth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

      SUCH IS THE SUBJECT OF THE TWENTY-SIXTH RESOLUTION

SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 27

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO AUTHORIZE AND

ISSUE ORDINARY SHARES OR OTHER SECURITIES GIVING IMMEDIATE OR
DEFERRED ACCESS TO THE SHARE CAPITAL OF THE COMPANY, WITHOUT
PREFERENTIAL SUBSCRIPTION RIGHTS

      Subject to the limitations set forth in the section captioned “Summary of Proposals for Financial Authorizations or Other Security Issuances” the Board of Directors has determined that it would be in the Company’s shareholders’ best interest to request that the shareholders approve the authorization and issuance pursuant to one or more public offerings of up to €1,300,000 nominal value of capital increases (13,000,000 Ordinary Shares) of additional Ordinary Shares or other securities prior to the expiration of the authorization. Approval of this proposal will also constitute approval by the shareholders of future issuances of convertible debt securities that may be converted into share capital of the Company of up to €300,000,000 nominal value at the discretion of the Board of Directors. No further shareholder approval for the issuances would be required. The maximum amount of Ordinary Shares or other securities authorized to be issued pursuant to this proposal would be reduced by any Ordinary Shares or other securities issued pursuant to proposals 26, 28, 29 and 30.

      The Ordinary Shares or other securities to be authorized and issued after approval of this proposal could be issued only in public offerings in France or elsewhere without preferential subscription rights. Pursuant to this proposal, the Board of Directors could issue, from time to time, Ordinary Shares or other securities in one or more transactions up to the applicable aggregate nominal amount in euros or equivalent amounts of other currencies. In the event that the Board of Directors elects to issue new Ordinary Shares or other securities in a public offering in France, the price per Ordinary Share or other security issued pursuant to this authorization is required to be no less than the minimum required under then applicable law. Currently, the minimum per share price permitted by law in France is the average of the quoted prices of the Ordinary Shares on the Premiér Marché of Euronext Paris S.A. over 10 consecutive trading days chosen from the 20 trading days immediately preceding the beginning of the Ordinary Shares or other securities, subject to any adjustments for dividends.

      The Board of Directors believes that it is in the shareholders’ best interest to provide for the authorization and issuance of the Ordinary Shares or other securities in order to have additional authorized but unissued Ordinary Shares or other securities available for issuance to meet business needs as they arise without the expense and delay of a new extraordinary meeting of shareholders. The Board of Directors believes that the availability of such shares will provide the Company with the flexibility to issue Ordinary Shares for proper corporate purposes, which may be identified by the Board of Directors in the future. For example, such shares may be issued in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital in the public market. The Board of Directors does not intend to authorize the issuance of any such Ordinary Shares or other securities, except upon terms the Board of Directors deems to be in the Company and its shareholders’ best interests. The Board of Directors has not authorized or taken any action with respect to the issuance of any such Ordinary Shares or other securities and has no present agreement, arrangement or understanding with respect to the issuance of any such Ordinary Shares or other securities.

      Under French law, the shareholders of the Company have preferential subscription rights with respect to Ordinary Shares or any other securities, in proportion to their share ownership. However, under this resolution, the board of Directors is requesting that shareholders waive any preferential subscription rights to the Ordinary Shares or other securities issued under the authority of this proposal and securities that may be acquired through conversion, redemption, presentation of warrants or otherwise from such Ordinary Shares or other securities. The shareholders are also requested to waive their preferential subscription rights to the Ordinary Shares issued upon conversion of other securities (such as convertible bonds and exercised warrants) that are the subject of this proposal. Approval of this proposal will constitute approval of a waiver of such rights.

      The Board of Directors may, however, in its discretion, provide shareholders with “priority rights” in connection with the issuances covered by this proposal. A priority right is established solely at the discretion of the Board of Directors, unlike a preferential subscription right, which is required by French law. Such priority rights would provide shareholders the right to subscribe for securities on a pro rata basis based on the number of shares held by each eligible shareholder; provided, however, that shareholders may not transfer their priority rights.

      The authorization under this proposal would replace the authorization granted at the extraordinary shareholders’ meeting of December 11, 2003 and would be valid for a period of 26 months following the date of the shareholders meeting.

      The Twenty-Seventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

      SUCH IS THE SUBJECT OF THE TWENTY-SEVENTH RESOLUTION

SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 28

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE

SHARE CAPITAL OF THE COMPANY BY INCORPORATION OF RESERVES,
PROFITS OR PREMIUMS

      Subject to the limitations set forth in the section captioned “Summary of Proposals for Financial Authorizations or Other Security Issuances,” the Board of Directors has determined that it would be in the Company’s shareholders’ best interest to:

•	Increase the authorized but unissued share capital of the Company by allocating any premiums, reserves or profits (see Proposal 3) to share capital; and

•	Issue to the then existing shareholders of the Company, Ordinary Shares or other securities in an aggregate amount no greater than such increase to share capital and in no event no greater than €1,300,000 nominal value (13,000,000 Ordinary Shares).

      Under this proposal, the Board of Directors, without further action of the shareholders of the Company, could effect a forward stock split by means of the issuance of Ordinary Shares or other securities, to increase the nominal value of the Ordinary Shares by paying Ordinary Shares to then existing shareholders. This would give the Board of Directors the flexibility to reduce the effective price of the Ordinary Shares (and consequently the ADSs) in the event the market prices were to increase to such a range that the Board of Directors believed was outside of an appropriate range for a company with the Company’s characteristics. The purpose of a stock split would be to assist the Company to provide its investors with a liquid market for their securities to reduce price volatility and attract institutional and other investors. The maximum amount of Ordinary Shares authorized to be issued pursuant to this proposal would be reduced by any Ordinary Shares or other securities issued pursuant to proposals 27, 28, 29 and 30.

      The Board of Directors does not intend to authorize the issuance of any such Ordinary Shares, except upon terms the Board of Directors deems to be in the Company and its shareholders’ best interests. The Board of Directors has not authorized or taken any action with respect to the issuance of any such Ordinary Shares and has no present agreement, arrangement or understanding with respect to the issuance of any such Ordinary Shares.

      The authorization under this proposal would replace the authorization granted by the extra ordinary meeting on June 5, 2002 and would be valid for a period of 26 months following the date of the meeting.

      The Twenty-Eighth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TWENTY-EIGHTH RESOLUTION SUBMITTED FOR

YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS
RECOMMENDS A VOTE

PROPOSAL 29

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE SHARE CAPITAL RESERVED FOR SUBSCRIPTION BY QUALIFIED INSTITUTIONAL BUYERS

General

      Within the framework of the amendments introduced by the French Law 2003-706 of August 1, 2003 on Financial Security (the “FSL”), the Board of Directors believes it is important that it be authorized to issue Ordinary Shares or other securities to (a) qualified institutional buyers (“investisseurs qualifiés”), within the meaning of article L. 411-1 of the French Monetary and Financial Code and of Decree no. 98-880 of October 1, 1998 and (b) all other institutional buyers similar to those mentioned in (a) according to foreign laws (collectively, “Qualified Institutional Buyers”).

      Subject to the limitations set forth in the section captioned “Summary of Proposals for Financial Authorizations or Other Security Issuances,” the Board of Directors has determined that it would be in the Company’s shareholders’ best interest to request that the shareholders approve the authorization and issuance pursuant to one or more Qualified Institutional Buyers of up to €1,300,000 nominal value (13,000,000 Ordinary Shares) of additional Ordinary Shares or other securities prior to the expiration of the authorization. Approval of this proposal will also constitute approval by the shareholders of future issuances of convertible debt securities that may be converted into share capital of the Company of up to nominal value €300,000,000 nominal value at the discretion of the Board of Directors. No further shareholder approval for the issuances would be required. The maximum amount of Ordinary Shares or other securities authorized to be issued pursuant to this proposal would be reduced by any Ordinary Shares or other securities issued pursuant to proposals 26, 27, 28 and 30.

      The Ordinary Shares or other securities to be authorized and issued pursuant to this proposal could be issued only to Qualified Institutional Buyers in France or elsewhere. Pursuant to this proposal, the Board of Directors could issue, from time to time, Ordinary Shares or other securities in one or more transactions up to the applicable aggregate nominal amount in euros or equivalent amounts of other currencies. In the event that the Board of Directors elects to issue new Ordinary Shares or other securities to Qualified Institutional Buyers in France, the price per Ordinary Share or other security issued pursuant to this authorization is set by the formula adopted at this Meeting and is the volume weighted average of the prices of the Ordinary Shares on the Premiér Marché of Euronext Paris S.A. over three consecutive trading days immediately preceding the beginning of the offering, subject to any adjustments for dividends, with a discount of up to a maximum of five percent.

      The Board of Directors believes that it is in the shareholders’ best interest to provide for the authorization and issuance of the Ordinary Shares or other securities in order to have additional authorized but unissued Ordinary Shares or other securities available for issuance to meet business needs as they arise without the expense and delay of a new extraordinary meeting of shareholders. The Board of Directors believes that the availability of such shares will provide the Company with the flexibility to issue Ordinary Shares for proper corporate purposes, which may be identified by the Board of Directors in the future. For example, such shares may be issued in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital or assets or to establish a strategic relationship with a corporate partner. The Board of Directors does not intend to authorize the issuance of any such Ordinary Shares, except upon terms the Board of Directors deems to be in the Company and its shareholders’ best interests. The Board of Directors has not authorized or taken any action with respect to the issuance of any such Ordinary Shares or other securities and has no present agreement, arrangement or understanding with respect to the issuance of any such Ordinary Shares or other securities.

      Under French law, the shareholders of the Company have preferential subscription rights with respect to Ordinary Shares or any other securities, in proportion to their share ownership. However, the board of Directors is requesting that shareholders waive any preferential subscription rights to the Ordinary Shares or other securities issued under the authority of this proposal and securities that may be acquired through conversion, redemption, presentation of warrants or otherwise from such Ordinary Shares or other securities. The shareholders are also requested to waive their preferential subscription rights to subscribe to the Ordinary Shares issued upon conversion of other securities (such as convertible bonds and exercised warrants) that are the subject of this proposal. Approval of this proposal will constitute approval of a waiver of such rights and the reservation to subscribe for the Ordinary Shares and other securities that are issued pursuant to this proposal to Qualified Institutional Buyers.

      Further, the Board of Directors proposes that you grant to the Board of Directors the authority to determine the precise list of beneficiaries within the category of beneficiaries mentioned above in favor of whom the preferential subscription rights were eliminated and to determine the characteristics, amount and methods of all issuances as well as the methods of payment for the securities issued. In particular, the Board will determine the number of securities to be issued in favor of each beneficiary and will set, taking into account the indications contained in its report, the subscription price of such securities and their date of ownership.

      The authors action granted under this proposal is new and does not replace an existing authorization. The authorization would be valid for a period of two years following the date of the Meeting.

      The Twenty-Ninth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TWENTY-NINTH RESOLUTION SUBMITTED FOR

YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS
RECOMMENDS A VOTE

PROPOSAL 30

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE

SHARE CAPITAL RESERVED FOR SUBSCRIPTION BY PRESENT AND
FUTURE MEMBERS OF THE BOARD OF DIRECTORS

General

      The Board of Directors believes that it is in the best interests of the Company and its shareholders to attract and retain current and future Directors and to attract the nominees for director, having various and complementary expertise, in particular in financial, technical, organizational or strategic areas, by offering them securities of the Company. The Board of Directors also believes that the ownership of the Company’s securities by members of the Board of Directors serves to align their interests with those of the Company’s shareholders. This authorization would permit the Company to accomplish share capital increases in favor of present and future Directors of the Company, from whom the precise list, number of securities offered to each of them and the characteristics of the securities would be determined by the Board of Directors.

      Subject to the limitations set forth in the section captioned “Summary of Proposals for Financial Authorizations or Other Security Issuances,” the Board of Directors has determined that it would be in the Company’s shareholders’ best interest to request that the shareholders approve the authorization and issuance pursuant to one or more current or future members of the Board of Directors or nominees to the Board of Directors to €30,000 nominal value (300,000 Ordinary Shares) of additional Ordinary Shares or warrants giving the rights to subscribe for Ordinary Shares prior to the expiration of the authorization. No further shareholder approval for the issuances would be required. The maximum amount of Ordinary Shares or warrants giving the rights to subscribe for Ordinary Shares authorized to be issued pursuant to this proposal would be reduced by any Ordinary Shares or other securities issued pursuant to proposals 26, 27, 28 and 29.

      The Ordinary Shares or warrants giving the rights to subscribe for Ordinary Shares to be authorized and issued pursuant to this proposal could be issued only to current or future members of the Board of Directors or nominees to the Board of Directors. Pursuant to this proposal, the Board of Directors could issue, from time to time, Ordinary Shares or warrants giving the rights to subscribe for Ordinary Shares in one or more transactions up to the applicable aggregate nominal amount in euros or equivalent amounts of other currencies. In the event that the Board of Directors elects to issue new Ordinary Shares or other securities to current or future members of the Board of Directors, the price per Ordinary Share or other security issued pursuant to this authorization is set by a formula adopted at this meeting which is the closing price of the Ordinary Shares on the Premiér Marché of Euronext Paris S.A. on the trading day preceding the day on which the Board of Directors approves the issuance of the Ordinary Shares.

      The Board of Directors believes that it is in the shareholders’ best interest to provide for the authorization and issuance of the Ordinary Shares or other securities in order to have additional authorized but unissued Ordinary Shares or other securities available for issuance to current and future members of the Board of Directors and nominees to the Board of Directors. In light of increasing regulation and legal liability of persons serving as members of the boards of directors of companies with shares traded on the Premiér Marché of Euronext Paris S.A. and the Nasdaq National Market, as well as the additional time required for members of the Company’s Board of Directors to fulfill their obligations, the Board of Directors believes that the authorization and issuance of additional Ordinary Shares or warrants to purchase Ordinary Shares to those persons may be necessary to attract and retain qualified and appropriate members. The Board of Directors has not authorized or taken any action with respect to the issuance of any such Ordinary Shares or warrants giving the rights to subscribe for Ordinary Shares and has no present agreement, arrangement or understanding with respect to the issuance of any such Ordinary Shares or other securities.

      Under French law, unless shareholders waive their rights at or before the date the Ordinary Shares or warrants giving the rights to subscribe for Ordinary Shares are issued, the shareholders of the Company have preferential subscription rights with respect to Ordinary Shares or any other securities, in proportion to their share ownership. However, under this proposal the Board of Directors is requesting that shareholders waive any preferential subscription rights to the Ordinary Shares or warrants giving the rights to subscribe for Ordinary Shares issued under the authority of this proposal. Approval of this proposal will constitute approval of a waiver of such rights and the reservation to subscribe for the Ordinary Shares and other securities that are issued pursuant to this proposal to current or future members of the Board of Directors or nominees to the Board of Directors.

      Further, the Board of Directors proposes that you grant to the Board of Directors the authority to determine the precise list of beneficiaries within the category of beneficiaries mentioned above in favor of whom the preferential subscription rights were eliminated and to determine the characteristics, amount and methods of all issuances as well as the methods of payment for the securities issued. In particular, the Board will determine the number of securities to be issued in favor of each beneficiary and will set, taking into account the indications contained in its report, the subscription price of such securities and their date of ownership.

      The authorization granted under this proposal is new and does not replace an existing authorization. The authorization would be valid for a period of two years following the date of the meeting.

      The Thirtieth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE THIRTIETH RESOLUTION SUBMITTED FOR

YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS
RECOMMENDS A VOTE

PROPOSAL 31

AMENDMENT OF THE ARTICLES OF ASSOCIATION OF THE COMPANY SUCH THAT

THEY ARE IN CONFORMITY WITH THE NEW PROVISIONS OF THE FRENCH
COMMERCIAL CODE, AS AMENDED BY THE FSL

      FSL amended certain provisions of the French Commercial Code, which implies certain changes that should be made in the articles of association of the Company.

Thresholds — Declaration Obligations

      Pursuant to article L. 233-7 of the French Commercial Code, as amended, the FSL amended the deadline for shareholders crossing the thresholds of 5%, 10%, 20%, 33 1/3%, 50% and 66 2/3% of the share capital or voting rights, either up or down, as provided for by law and in the articles of association, to “five trading days” following the crossing of the threshold, to make a declaration to the Company and to the French Autorité des Marchés Financiers (the “AMF”), instead of “fifteen trading days”. As a result, the Board of Directors proposes that you approve the amendment of article 7.2 of the articles of association of the Company in order to introduce the new deadline of “five trading days”.

      In addition, the FSL eliminated obligations with regards to registered intermediaries. As such, the Board of Directors proposes that you approve the elimination of the third paragraph of article 7.2 of the articles of association of the Company.

Meetings of the Board of Directors

      The FSL introduced the obligation to convene the Statutory Auditors to all meetings of the Board of Directors that examine or fix the annual or intermediary financial statements, as well as to all shareholders’ meetings.

      The Board of Directors proposes, therefore, that you approve the addition of a fifth paragraph to article 11.2 of the articles of association of the Company.

Powers of the Board of Directors

      Pursuant to French law, Directors receive all documents that are necessary to carry out their mission and may have all documents they consider useful communicated to them. Article L. 225-35 of the French Commercial Code, as modified, states that the Chairman or the Chief Executive Officer is responsible for the communication of these documents and information.

      Accordingly, the Board of Directors proposes that you approve the amendment of article 12 of the articles of association of the Company.

Powers of the Chairman of the Board of Directors

      Following the amendment of article L. 225-51 by the FSL, the Chairman no longer represents the Board of Directors. However, he still organizes and directs their work and reports on it to the shareholders’ meetings of the Company and ensures the proper operation of the management groups of the Company, and in particular, the Chairman is responsible for ensuring that the Directors are capable of satisfying their missions.

      Accordingly, the Board of Directors proposes that you approve the amendment of article 13 of the articles of association of the Company.

Regulated Agreements - Standard Agreements

      The definition of a regulated agreement and the presentation of the legal authorization process as required by the French law are explained in Proposals 8 and 9 on page 7 of this proxy statement.

      Pursuant to article L. 225-38, as amended by the FSL, an agreement is “regulated” if it is, in particular, entered into between the Company and one of its shareholders holding “10%” or more of the voting rights of the Company’s share capital, instead of “5%”.

      Furthermore, before the promulgation of the FSL and in compliance with the former French corporate law, regulated agreements relating to current transactions and entered into under normal market conditions were not subject to the prior authorization of the Board of Directors. Regulated agreements were, however, required to be disclosed by the interested party to the Chairman of the Board. The list and purpose of such agreements should be communicated by the Chairman of the Board to the Board of Directors and to the statutory auditors. Following the amendment of the French Commercial Code by the FSL, such disclosure is no longer required if these standard regulated agreements, by reason of their subject and the financial implications, are not significant to any parties.

      The Board of Directors proposes that you agree to the amendment of article 15.2 of the articles of association of the Company accordingly.

      The Thirty-First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE THIRTY-FIRST RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS

RECOMMENDS A VOTE

PROPOSAL 32

AMENDMENT OF THE NINETEENTH PARAGRAPH OF ARTICLE 6 OF THE

ARTICLES OF ASSOCIATION RELATING TO THE CANCELLATION OF WARRANTS

      The shareholders’ meeting of June 5, 2002 issued 15,000 warrants giving rise to a right to subscribe to 15,000 Ordinary Shares in favor of Mr. Bernard Bourigeaud. The warrants were intended to vest in thirds over three years starting on or after June 1, 2003. Because Mr. Bourigeaud resigned from his office of Director on November 30, 2002, before his warrants vested, these warrants are therefore null and void.

      Accordingly, the Board of Directors proposes that you agree to the deletion of the nineteenth paragraph of article 6 of the articles of association which discusses this issuance of warrants to Mr. Bourigeaud.

      The Thirty-Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE THIRTY-SECOND RESOLUTION SUBMITTED FOR

YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS
RECOMMENDS A VOTE

PROPOSAL 33

TO GRANT FULL POWERS OF ATTORNEY TO CARRY OUT
REGISTRATIONS AND FORMALITIES

      The Board of Directors proposes that you grant full powers to the bearer of an original, a copy or an extract of a the minutes of this meeting to make all filings and registrations in connection with the resolutions adopted at the Meeting.

      The Thirty-Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE THIRTY-THIRD RESOLUTION SUBMITTED FOR

YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS
RECOMMENDS A VOTE

The Board of Directors

REPORT OF THE BOARD OF DIRECTORS RELATING TO THE OPERATIONS OF THE BUSINESS OF THE COMPANY SINCE THE BEGINNING OF THE CURRENT FISCAL YEAR

Article L. 225-129 of the French Commercial Code and article 154 of the French Decree n 67-236 of March 23, 1967 (Reports required by French corporate law)

Group Reorganization

      Following the acquisition of Crystal Decisions and Seagate Software (Cayman) Holdings Corporation on December 11, 2003 and Crystal Decisions’ subsidiaries, the Company implemented a reorganization of the group which implied and will imply the liquidation of some French and foreign subsidiaries after January 1, 2004. In particular, on January 2, 2004, the Company acquired the business and assets (reprise de fonds de commerce) of Crystal Decisions (France) S.A.S., one of its subsidiaries which is scheduled to be liquidated in 2004.

Intellectual Property Rights Reorganization

      Following a recent reorganization of the ownership of the intellectual property of the group effective on December 31, 2003 or January 1, 2004, depending on the transfer agreements, the Company has the exclusive intellectual property of the Business Objects products for the French territory and Business Objects Software Ltd., its wholly owned, direct subsidiary, exclusively holds the worldwide intellectual property of the Business Objects products (excluding France). The Company and Business Objects Software Ltd. entered into a research and development cost sharing agreement as well as into an internal support services cost sharing agreement (information technology, general and administrative, sales administration, manufacturing, marketing, etc.). Moreover, these companies jointly entered into an agreement with the subsidiaries of the group which develop some products on their behalf, particularly, Business Objects Americas, Inc. and Business Objects Corp.

Products

      In January 2004, the Company released the last version of its reporting products, Crystal Version 10, which combined Crystal Enterprise with products formerly known as Crystal Analysis and Crystal Reports.

Litigation

MicroStrategy

      On October 30, 2001, MicroStrategy filed an action for alleged patent infringement in the United States District Court for the Eastern District of Virginia against the Company and its subsidiary, Business Objects Americas. The complaint alleges that the Company’s software products, BusinessObjects Broadcast Agent Publisher, BusinessObjects Broadcast Agent Scheduler and BusinessObjects Infoview, infringe MicroStrategy’s United States Patent No. 6,279,033 and 6,260,050. In December 2003, the Court dismissed MicroStrategy’s claim of infringement on patent number 6,279,033 without prejudice. Trial on patent number 6,260,050 originally set for April 12, 2004 has been continued by the Court to June 2004. The Company believes that MicroStrategy’s claims are without merit, and intends to continue to defend the lawsuits vigorously.

Vedatech

      In November 1997, Vedatech Corporation (“Vedatech”) commenced an action in the Chancery Division of the High Court of Justice in the United Kingdom against Crystal Decisions (UK) Limited, now a wholly owned subsidiary of Business Objects Americas. The liability phase of the trial was completed in March 2002, and Crystal Decisions prevailed on all claims except for the quantum meruit claim. The court ordered the parties to mediate the amount of that claim and, in August 2002, the parties came to a mediated settlement. The mediated settlement was not material to Crystal Decisions’ operations and contained no continuing obligations. In September 2002, however, Crystal Decisions received notice that Vedatech was seeking to set aside the settlement. The mediated settlement and related costs were accrued in the consolidated financial statements. In April 2003, Crystal Decisions filed an action in the High Court of Justice seeking a declaration that the mediated settlement agreement is valid and binding. In connection with this request for declaratory relief Crystal Decisions paid the agreed settlement amount into court.

      In October 2003, Vedatech and Mani Subramanian filed an action against Crystal Decisions, Crystal Decisions (UK) Limited and Susan J. Wolfe, Vice President, General Counsel and Secretary of Crystal Decisions, in the United States District Court, Northern District of California, San Jose Division, alleging that the August 2002 mediated settlement was induced by fraud and that the defendants engaged in negligent misrepresentation and unfair competition. In October 2003, Crystal Decisions (UK), Crystal Decisions (Japan) K.K. and Crystal Decisions, Inc. filed an application with the High Court of Justice claiming the proceedings in the United States District Court, Northern District of California, San Jose Division were commenced in breach of an exclusive jurisdiction clause in the settlement agreement and requesting injunctive relief to restrain Vedatech from pursuing the United States District Court proceedings. A hearing in the High Court of Justice took place in January 2004 to determine whether the injunction should be granted.

      The hearing was continued and concluded on March 9, 2004. The court has not yet rendered its decision, and the Company cannot assure you that the outcome will be favorable to it.

      Although the Company believes that Vedatech’s basis for seeking to set aside the mediated settlement and its claims in the October 2003 complaint are without merit, the outcome cannot be determined at this time. If the mediated settlement were to be set aside such an, outcome could adversely affect the financial position, liquidity and results of operations of the Company.

INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

      Set forth below is certain information as of April 16, 2004 regarding the nominee for Director, each other Director of the Company whose term of office continues after the Meeting, and each Executive Officer of the Company.

Name	Age	Principal Occupation and Business Experience

		Nominee

Arnold Silverman	65	Consultant and Private Investor. Since 1991, Mr. Silverman has been a venture capital investor. Mr. Silverman was a director of Oracle from 1984 to 1991. Mr. Silverman is a director in TimesTen, Inc., Exemplary Software and MAE Software, Inc. Mr. Silverman is Mr. Liautaud’s father-in-law. Mr. Silverman joined the Company’s Board of Directors in February 1991, and he is also the chairman of the Company’s corporate governance committee. Mr. Silverman’s term of office on the Company’s Board of Directors will expire at the close of the Meeting.

Albert Eisenstat	73	Consultant and Private Investor. Mr. Eisenstat has been a consultant and private investor since 1993. Mr. Eisenstat was a director and executive vice president for corporate development and corporate secretary of Apple Computer, Inc. from 1988 to 1993. Mr. Eisenstat is a director of Sungard Data Systems, Inc. and the Benham Funds of the American Century Mutual Funds Group. Mr. Eisenstat joined the Company’s Board of Directors in June 1995. Mr. Eisenstat’s term of office on the Company’s Board of Directors will expire at the close of the Meeting.

Bernard Charlès	46	Chief Executive Officer of Dassault Systèmes S.A. Mr. Charlès has been chief executive officer of Dassault Systèmes S.A., a worldwide leader in computer aided design, since September 1995. From 1988 to September 1995, he was president of the Dassault Systèmes Research & Development. Mr. Charlès is also a director of Dassault Data Services S.A., Dassault Systèmes Corp., Dassault Systèmes K.K., DELMIA Corp., ENOVIA Corp., Solidworks Corporation, SmarTeam Corporation Ltd. and Dassault Systèmes Canada, Inc. Mr. Charlès joined the Company’s Board of Directors in 1998. Mr. Charlès is also a member of the Company’s audit committee and of the Company’s compensation committee. Mr. Charlès’ term of office on the Company’s Board of Directors will expire at the close of the Meeting.

Kurt Lauk	58	President and Founding Partner of Globe Capital Partner. Dr. Lauk is president of Globe Capital Partners , an investment & advisory firm he founded in July 2000. Dr. Lauk was elected president of the Economic Council of the Christian Democratic Party of Berlin (Germany) in November 2000. From February to July 2000, he was a professor of the Stanford University Business School. From 1996 to 1999, Dr. Lauk served in various capacities at Daimler-Chrysler and the Mercedes-Benz Group, including senior vice president — commercial vehicle division and was a member of the chairman’s integration council of Daimler-Chrysler A.G., Daimler Benz A.G. and Mercedes Benz A.G. From 1992 to 1996, Dr. Lauk was senior vice president of finance and controllor of VEBA A.G. From 1989 to 1992, Dr. Lauk was senior vice president of finance, controlling and marketing of Audi A.G. From 1984 to 1989, Dr. Lauk served in various capacities at Zinser Textilmaschinen GmbH, including senior vice president. From 1978 to 1984, Dr. Lauk served in various capacities at the Boston Consulting Group, including director of the Munich office, and vice president and director of BCG, Inc. (Boston, USA). Dr. Lauk is a member of the boards of directors of Teleatlas, Corus, Gehring GmbH & Co KG, ForteMedia, and CharlesBernd S.A. If elected, Dr. Lauk’s term on the Company’s Board of Directors will expire at the close of the Company’s 2007 shareholders meeting.

Name	Age	Principal Occupation and Business Experience

		Other Directors

Bernard Liautaud	41	Chairman of the Board and Chief Executive Officer. Mr. Liautaud is a founder of the Company and has served as chairman of its board and chief executive officer since its inception in August 1990. Prior to the founding of the Company, Mr. Liautaud was the sales marketing manager with Oracle Corporation’s French subsidiary. Mr. Liautaud is the son-in-law of Mr. Silverman, one of the Company’s directors. Mr. Liautaud does not hold directorships other than in subsidiaries of Business Objects, including Business Objects Americas, Inc., Business Objects (U.K.) Ltd., Business Objects Schweiz A.G., Business Objects Belux N.V., Business Objects Deutschland GmbH, Business Objects Iberica S.L., Set Analyzer Ltd., Business Objects Canada Inc., Business Objects Canada Co., Business Objects Holding Inc., Business Objects Data Integration Inc., Business Objects Nihon B.V., Acta Technology GmbH and Acta Technology Ltd. Mr. Liautaud’s term of office on the Company’s Board of Directors will expire at the close of the Company’s 2006 annual shareholders meeting.

John Olsen	52	President and Chief Operating Officer. Mr. Olsen joined the Company as president and chief operating officer in July 2001. Prior to joining the Company, he was president and chief executive officer of Marimba, Inc., a provider of Internet infrastructure management solutions, from July 2000 to October 2000. From 1993 to January 2000, Mr. Olsen served as president of the Design Realization Group of Cadence Design Systems, Inc. Before joining Cadence in 1993, Mr. Olsen held the position of partner, Strategic Services, at KPMG Peat Marwick. Mr. Olsen had previously served as regional director of sales and marketing for Electronic Data Systems Corp. Mr. Olsen joined the Company’s Board of Directors in October 2000. Mr. Olsen is a director of Business Objects Iberica S.L. Mr. Olsen is also president and chief operating officer of Business Objects Americas and chief operating officer of Business Objects Data Integration, Inc. Mr. Olsen’s term of office on the Company’s Board of Directors will expire at the close of the Company’s 2006 annual shareholders meeting.

Gerald Held	55	Consultant. Since 1999 Dr. Held has been a consultant, helping accelerate the growth of early stage ventures. In 1998, Dr. Held was “CEO-in-residence” at the venture capital firm Kleiner Perkins Caufield & Byers. Through 1997, Dr. Held was senior vice president of Oracle’s server product division. Prior to Oracle, Dr. Held spent 18 years at Tandem Computers Incorporated. Dr. Held is the chairman of the Board of Directors of Software Development Technologies, Inc. Dr. Held joined the Company’s Board of Directors in October 2002. Dr. Held is also the chairman of the Company’s compensation committee, a member of the Company’s corporate governance committee and a member the Company’s nominating committee. Dr. Held’s term of office on the Company’s Board of Directors will expire at the close of the Company’s 2005 annual shareholders meeting.

Name	Age	Principal Occupation and Business Experience

Jean-François Heitz	54	Consultant and Private Investor. Mr. Heitz has served as a consultant and private investor since June 2003. Mr. Heitz was deputy chief financial officer at Microsoft Corporation from April 2000 to June 2003. Mr. Heitz joined Microsoft in 1989 as deputy general manager, and served in a number of different roles during his tenure, including treasurer. Prior to Microsoft, he spent nine years at Matra SA (Group Lagardère) in various business and finance positions. Mr. Heitz is a member of the Board of Directors of Infowave Software, Inc., and Creo, Inc. Mr. Heitz joined the Company’s Board of Directors in May 2003, and he also serves on the Company’s audit committee as chairman and financial expert. Mr. Heitz’s term of office on the Company’s Board of Directors will expire at the close of the Company’s 2006 annual shareholders meeting.

David Peterschmidt	56	Chief Executive Officer of Securify, Inc. Since October 2003, Mr. Peterschmidt has served as the chief executive officer and co-chairman of the Board of Directors of Securify, Inc., a developer of business infrastructure software. Mr. Peterschmidt served as president, chief executive officer and a director of Inktomi, Inc., an internet infrastructure company, from July 1996 to March 2003, and served as chairman of the Inktomi board from December 1997 to March 2003. From 1991 until joining Inktomi, he served as chief operating officer and executive vice president of Sybase, Inc., a database company. From 1988 to 1991, Mr. Peterschmidt was a consultant with The Kappa Group, a management consulting firm, where he provided senior level sales and marketing training to a variety of companies. He currently serves as a member of the Boards of Directors of Zambeel Inc., Electronics For Imaging, Inc., and Active Decisions, Inc. Mr. Peterschmidt joined the Company’s Board of Directors in May 2003. Mr. Peterschmidt is also the chairman of the Company’s nominating committee and a member of the Company’s audit committee. Mr. Peterschmidt’s term of office on the Company’s Board of Directors will expire at the close of the Company’s 2006 annual shareholders meeting.

David Roux	47	Managing Member and Director of Silver Lake Technology Management LLC. Mr. Roux is a managing member of Silver Lake Technology Management, which he co-founded in January 1999 and which is the advisor to Silver Lake Partners, L.P., a private equity firm. From February 1998 to November 1998, he served as the chief executive officer and president of Liberate Technologies. From September 1994 until December 1998, Mr. Roux held various management positions with Oracle, most recently as executive vice president of corporate development. Before joining Oracle, Mr. Roux served as senior vice president, marketing and business development at Central Point Software Inc. from April 1992 to July 1994. Mr. Roux served as a member of Crystal Decisions’ Board of Directors from February 2001 to December 2003 and on its compensation committee from May 2001 to December 2003. From November 2000 until July 2003, Mr. Roux also served as chairman of Seagate Technology. Since November 2000, Mr. Roux has served as chairman of New SAC. Mr. Roux is also a member of the Boards of Directors of VERITAS Software Corporation and a director and member of the compensation committee of Gartner, Inc. He joined the Company’s Board of Directors in December 2003. Mr. Roux’s term of office on the Company’s Board of Directors will expire at the close of the Company’s 2006 annual shareholders meeting.

Name	Age	Principal Occupation and Business Experience

		Executive Officers

James Tolonen	54	Chief Financial Officer. Mr. Tolonen joined the Company as senior group vice president and chief financial officer in January 2003. Before joining the Company, he served as chief operating officer and chief financial officer of IGN Entertainment, Inc. from October 1999 to December 2002. Mr. Tolonen was a director of IGN Entertainment and a director and member of the compensation committee of Closedloop Solutions, Inc. until 2003. Prior to that, Mr. Tolonen was chief financial officer and a member of the Office of the President at Novell, Inc. from 1989 to 1998.
Susan J. Wolfe	54	Senior Vice President, General Counsel and Secretary. Ms. Wolfe joined the Company in December 2003 as senior vice president, general counsel and secretary. Before joining the Company, she was the vice president, general counsel and secretary of Crystal Decisions and its predecessors from 1996 to December 2003. Ms. Wolfe was an attorney at Conner Peripherals, Inc. from 1994 to 1996. Prior to that she was an attorney at the firms of Nolan & Armstrong and Wilson Sonsini Goodrich & Rosati, Professional Corporation.
David Kellogg	41	Senior Group Vice President, Marketing. Mr. Kellogg joined the Company in May 1995 as vice president of product marketing, and has served in a number of capacities during his tenure, the most recent of which is senior group vice president of worldwide marketing, in which capacity he has served since January 2002. Before joining the Company, he was vice president of marketing at Versant Corporation, a provider of enterprise database management systems, from June 1992 to April 1995.
Hervé Couturier	44	Senior Vice President, Products. Mr. Couturier joined the Company in May 2002. Prior to joining the Company, from 1998 to 2002, he was senior vice president of product development at S1 Corporation, a provider of financial software solutions for banking, brokerage and insurance companies. Prior to joining S1, Mr. Couturier spent more than 10 years at IBM in several positions, including sales and business unit management. He also worked for Xrt S.A., a France-based enterprise software company in the banking market. Mr. Couturier is a director of Clestophe S.A.R.L.

CORPORATE GOVERNANCE

      In accordance with French corporate law, the Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of the Company except for matters reserved to its shareholders. The Board of Directors determines the direction of the Company’s activities and oversees their implementation. Within the limits of the Company’s corporate purpose and the powers expressly reserved by law to shareholders, the Board of Directors addresses and resolves through its deliberations all questions relating to the Company’s good standing. The Board of Directors implements all controls and verifications that it deems appropriate. The Chairman of the Board of Directors or the Chief Executive Officer is required to disclose to each Director all documents and information necessary to the fulfillment of his or her duties.

      The Board of Directors is led by its Chairman. The Chairman directs and organizes the activities of the Board of Directors and reports to the shareholders on such activities. The Chairman sees that the various bodies of the Company operate correctly and, in particular, that Directors are each able to fulfill their duties.

      The general management of the Company is carried out, under the responsibility of and at the election of the Board of Directors, by either the Chairman of the Board or by the Chief Executive Officer (“Directeur Général”). The Board of Directors selects between these two alternatives at each election or renewal of the Chairman, or at each election or renewal of the Chief Executive Officer if the office of the Chairman and the office of the Chief Executive Officer are separate. The Board of Directors does not have a policy on whether the roles of the Chief Executive Officer and Chairman should be separate. It believes it should be free to make that determination any way that seems best for the Company at a given point in time.

      The Chief Executive Officer, or the Chairman if he or she assumes the duties of the Chief Executive Officer, is vested with extensive powers to act under all circumstances on behalf of the Company within the limits of the corporate purpose of the Company, except for those powers expressly granted by law to a meeting of the shareholders and those specially reserved to the Board of Directors. The Chief Executive Officer represents the Company vis-à-vis third parties. Any limitation of the Chief Executive Officer’s powers imposed by the Board of Directors is not enforceable vis-à-vis third parties.

      The corporate governance principles established by the Board of Directors provide a structure within which directors and management can effectively pursue the Company’s objectives for the benefit of its shareholders. The Board of Directors continually reviews the Company’s corporate governance practices and policies. The Board of Directors will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes applicable to the Company made by the U.S. Securities and Exchange Commission and the Nasdaq National Market.

Principal Functions of the Board of Directors

      The Board of Directors’ principal functions are to: review and approve the Company’s strategic direction and annual operating plan and monitor the Company’s performance; evaluate the performance of the Chairman and Chief Executive Officer; review management’s performance and compensation, based on the Compensation Committee’s recommendations; review management succession planning; advise management; monitor and manage potential conflicts of interests of management, Directors and shareholders; ensure the integrity of financial information with the input of the Audit Committee; and monitor the effectiveness of the governance practices under which it operates and make changes to such practices as needed.

Structure and Composition of the Board of Directors

      The Board of Directors is currently composed of nine Directors. The Board of Directors has adopted a charter which provides that the Board of Directors shall have a majority of directors who meet the criteria for independence established by the Nasdaq National Market and recommended by the AMF, each as amended from time to time. The Company’s Board of Directors has determined that Messrs. Charles, Heitz, Held, Lauk, Peterschmidt and Eisenstat are independent under Rule 4200(a)(15) of the Nasdaq National Market. We do not have a policy with respect to director attendance at annual meetings. Mr. Liautaud attended our 2003 Ordinary and Extraordinary General Meeting of the Shareholders.

Functioning of the Board of Directors

      Generally, Directors receive information well in advance of meetings of the Board of Directors so they will have an opportunity to prepare for discussion of the items at the meeting. Particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.

      At meetings of the Board of Directors, ample time is scheduled to assure full discussion of important matters. Management presentations are scheduled to allow for a substantial proportion of the meeting time to be open for discussion and comments.

      Directors are expected to rigorously prepare for and attend and participate in all meetings of the Board of Directors and applicable committees. This allows directors to spend the time needed to properly discharge their obligations. Each Director is expected to ensure that other commitments do not materially interfere with his or her service as a Director.

Board of Directors Access to Management

      Directors have complete access to the Company’s management. Furthermore, Directors encourage management to, from time to time, bring managers into meetings of the Board of Directors who can provide additional insight into the items being discussed because of personal involvement in these areas and to give those managers that senior management believe have future potential exposure to the Board of Directors.

Mission Statement and Codes of Ethics

      The Board of Directors has adopted the Business Objects S.A. Code of Ethics for Principal Executive and Senior Financial Officers which applies to our principal executive officer, unless we have both a Chief Executive Officer and a President, in which case it is applicable to both, our principal financial officer, our principal accounting officer, controller and divisional vice presidents of finance.

      The Board of Directors has also adopted the Business Objects S.A. Code of Business Conduct and Ethics applicable to all our employees with the exception of our French employees for which additional requirements under French law must be met prior to becoming applicable. We currently expect that the Business Objects S.A. Code of Business Conduct and Ethics will be made applicable to our French employees by the end of the second quarter of 2004.

      The Code of Business Conduct and Ethics reminds and reaffirms the general principle of honesty, ethics and respect for the laws. It addresses and regulates the following items: conflicts of interests, public communications, financial reporting, safeguarding of company assets, responsibilities to customers, suppliers and competitors as well as working with the government. In compliance with the French labor law, the draft of the Ethics Code will be submitted to the French Workers Committee for review and comments.

      Our codes of ethics are publicly available on our website at www.businessobjects.com. The information contained on or connected to our Internet website is not incorporated by reference into this proxy statement and should not be considered part of this or any other report that we file with or furnish to the SEC.

      In its corporate governance mission statement, the Board of Directors re-affirmed that:

•	The Company is committed to the use of best practices in corporate governance and that corporate governance cannot be an isolated “check the box” activity, but must be an integrated, vital part of daily decision-making;

•	Directors bring to the Company a wide range of experience, knowledge and judgment and are expected to use these skills in their role as Directors; and

•	The Board of Directors, under the advice and recommendations of its Governance Committee, provide a framework that is intended to ensure shareholder confidence and guide the Company’s employees in their daily practice of principled actions, effective decision-making, accurate, fair and timely public communication and appropriate monitoring of compliance and performance.

Applying Governance Principles to the Company’s Business

      Effective corporate governance must operate at every level of the Company’s business:

•	Through its internal audit function, the Company monitors compliance with its key financial policies and practices around the globe. The internal audit function is monitored directly by the Company’s Audit Committee;

•	The Company intends to have one or more employees in each major geographical area around the globe monitor and promote compliance with the Company’s published standards as part of their duties; and

•	The Company has a hotline available to all employees to encourage and facilitate anonymous reporting of suspected violations of the Company’s policies or other financial irregularities.

Education and Enforcement

      Effective governance must be founded in personal accountability and the enforcement of policies prohibiting unethical behavior. It is therefore critical to provide the Company’s employees with the knowledge and resources necessary to make ethical business decisions. The Company is committed to implementing a curriculum of training courses to prepare employees to make sound decisions in their highly varied daily business environment.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors held a total of 14 meetings, including 4 quarterly meetings and 10 technical meetings during 2003. The average rate of attendance was 91.1%. Mr. Charlès attended 9 meetings out of 14 (64.3%). No other incumbent Director during 2003 attended in person or via conference call fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such Director served.

      The Board of Directors of the Company has four standing committees: a Nominating Committee, a Corporate Governance Committee, an Audit Committee and a Compensation Committee. All of the members of the Audit Committee, the Nominating Committee and the Compensation Committee meet the criteria for independence established by the Nasdaq National Market and if applicable the rules of the U.S. Securities and Exchange and Commission. The members of these Committees will also meet the other membership criteria specified in the respective charters.

The Audit Committee

      The Audit Committee currently consists of Messrs. Heitz, Charlès and Peterschmidt. The regulations of the Nasdaq National Market require the Audit Committee to be comprised of at least three independent members. Messrs. Heitz, Charlès and Peterschmidt meet the independence requirements of the listing standards of the Nasdaq National Market. Our Board of Directors has determined that Mr. Heitz is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission. The Company’s Board of Directors created the Audit Committee in October 1993 and adopted a written charter in June 2000. Our Board of Directors amended the Audit Committee charter, enclosed as Annex B, in February 2004 to comply with requirements of the Nasdaq National Market and the rules of the Securities and Exchange Commission. A copy of the charter is also available on the Company’s web site at www.businessobjects.com. The Audit Committee is responsible for, among other things:

•	retaining, evaluating and terminating the Company’s independent auditors subject to the powers that are expressly reserved under French corporate law to the Board of Directors and to the shareholders meetings;

•	reviewing the annual report of the independent auditors;

•	reviewing the audit plan and scope with the independent auditors and internal auditors;

•	reviewing with management, the independent and internal auditors the Company’s quarterly financial statements, bi-annual financial statements, annual financial statements and disclosures, including disclosure controls and procedures and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the filing of these statements;

•	consulting with auditors and reviewing with them the results of their quarterly review, annual audit and other examinations;

•	reviewing and approving in advance the annual budget for independent audit services;

•	reviewing and approving any material accounting policy changes affecting the Company’s operating results;

•	reviewing the Company’s system of internal controls;

•	reviewing and approving, subject to board and shareholders ratification if applicable, all related party transactions; and

•	establishing procedures for the receipt and treatment of complaints regarding accounting, controls or auditing matters and/or corporate attorneys’ reports of evidence of a material violation of securities laws.

      In order to achieve its mission more effectively, the Audit Committee holds a minimum of four meetings per year, meets with the independent auditors without management and may consult any external counsel it estimates useful.

The Compensation Committee

      The Board of Directors created a Compensation Committee in January 1994 and adopted a written charter in May 2003 which was amended in February 2004. A copy of the charter is available on the Company’s web site at www.businessobjects.com. The Compensation Committee, which currently consists of Messrs. Held and Charlès, is responsible for reviewing the compensation and benefits for the Company’s chief executive officer and other executive officers. All members of the Compensation Committee are independent in accordance with independence requirements of the listing standards of the Nasdaq National Market and the rules of the Securities and Exchange Commission.

The Nominating Committee

      The Board of Directors created a Nominating Committee and adopted a written charter in May 2003, which was amended in February 2004. A copy of the charter is available on the Company’s web site www.businessobjects.com. The Nominating Committee, which currently consists of Messrs. Peterschmidt and Held, is responsible for assisting the Board of Directors, the chairman and chief executive officer in selection of directors and officers and making recommendations to the Board regarding director nominees. Neither of the Nominating Committee members is an employee of the Company and each member has met the independence requirements of the listing standards of the Nasdaq National Market.

      The Board of Directors is currently considering a policy that will allow shareholders to also propose director candidates for consideration by the Nominating Committee of the Board of Directors. The Nominating Committee will consider persons recommended by the Company’s shareholders in the same manner as a nominee recommended by other board members or management.

      Pursuant to the stockholders agreement between the Company and New SAC, the Company has agreed to use reasonable efforts to cause its shareholders to elect one additional independent director. The Nominating Committee is currently conducting this search with the help of Spencer Stewart, a third party search firm.

      In addition, Mr. Roux was recently elected as a member of the Company’s Board of Directors at the Company’s shareholder meeting on December 11, 2003 in connection with the Company’s acquisition of Crystal Decisions. This appointment was made pursuant to the stockholders agreement between the Company and New SAC. The Nominating Committee has also nominated Dr. Kurt Lauk to stand for election. Dr. Lauk was recommended to the Nominating Committee by Mr. Roux and the Board of Directors has determined that Dr. Lauk will be considered independent in accordance with the rules of the Nasdaq National Market.

The Corporate Governance Committee

      The Board of Directors also created a Corporate Governance Committee and adopted a written charter in May 2003, which was amended in February 2004. A copy of the charter is available on the Company’s web site www.businessobjects.com. The Corporate Governance Committee, which currently consists of Messrs. Silverman and Held, is responsible for assisting the Board of Directors, the chairman and chief executive officer in developing principles of corporate governance (including the establishment of a corporate code of ethics and business conduct), reviewing shareholder proposals submitted to the company (excluding any proposal relating to the nomination of a member of the Board of Directors, which will be reviewed by the Nominating Committee), reviewing and assessing the adequacy of the Company’s articles of association, and reviewing and assessing committee assignments and rotation practices. None of the Corporate Governance Committee members is an employee of the Company.

COMPENSATION OF DIRECTORS

      Non-employee Directors received cash remuneration for serving on the Board of Directors, which consisted in 2003 of fees of $4,500 per quarterly meeting attended, $1,000 for each additional meeting attended and a $3,000 quarterly retainer. Directors are also reimbursed for reasonable expenses incurred in attending Board of Directors and committee meetings. Directors do not receive additional compensation for serving on a committee.

      In 2002, Mr. Gerald Held entered into a consulting agreement with the Company. This agreement provides that Mr. Held will, among other things, advise the Company’s management team on research and development organization, software development process, product strategy and more generally provide the Board of Directors with technical perspective. In accordance with the terms of the agreement, Mr. Held received an aggregate of $15,000 in 2003 and an aggregate of $15,000 in 2002.

WARRANTS ISSUED TO CERTAIN DIRECTORS

      On April 25, 1995, the Board of Directors proposed the issuance of warrants to subscribe to 36,000 shares to a Director with an exercise price of €3.70 per share, vesting at a rate of 33.33% per year from June 22, 1995. The warrants were issued in June 1995 after shareholder approval. The difference between the exercise price and the estimated fair value of such warrants was immaterial. All of these warrants were exercised during 2000.

      On April 28, 1997, the Board of Directors proposed the issuance of warrants to subscribe to a total of 144,000 shares to four Directors with an exercise price of €2.81 per share. These warrants vested monthly over three years commencing January 1, 1997. The warrants were issued in June 1997 after shareholder approval. The difference between the exercise price and the estimated fair value of such warrants was immaterial. As of December 31, 2002, all of these warrants had been exercised.

      On April 28, 1998, the Board of Directors proposed the issuance of warrants to subscribe to a total of 210,000 shares to five Directors. The warrants were issued on June 18, 1998 after shareholder approval and have an exercise price of €4.91. As of December 31, 2003, all of these warrants had been exercised.

      On May 4, 1999, the Company’s shareholders approved the issuance of warrants to subscribe to an aggregate of 45,000 shares at an exercise price of €7.59 per share to a Director. These warrants were fully vested as of May 4, 1999. As of December 31, 2001, all of these warrants had been exercised.

      On February 6, 2001, the Company’s shareholders approved the issuance of warrants to subscribe to a total of 22,500 shares at an exercise price of €57.97 per share to a Director. These warrants vested over three years, beginning on May 1, 2001. As of December 31, 2003, all of these warrants were outstanding.

      On June 12, 2001, the Company’s shareholders approved the issuance of warrants to subscribe to a total of 45,000 shares at an exercise price of €36.13 per share to three Directors. These warrants vested over three years, beginning on June 1, 2001. As of December 31, 2003, all of these warrants were outstanding.

      On June 5, 2002, the Company’s shareholders approved the issuance of warrants to subscribe to a total of 15,000 shares at an exercise price of €28.00 per share to a Director. As of December 31, 2002, all of these warrants were cancelled due to the resignation of the Director from the Board.

      On May 15, 2003, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 45,000 shares at an exercise price of €19.45 per share to three Directors. These warrants were issued by the Board of Directors on July 22, 2003. The warrants for two of the directors vest over three years, beginning on June 1, 2004. The warrants for the other director vest over two years, beginning on June 1, 2004. As of December 31, 2003, all of these warrants were outstanding.

      On December 11, 2003, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 15,000 shares at an exercise price of €26.95 per share to a Director. As of December 31, 2003, none of these warrants were issued. These warrants were issued by the Board in January 2004. These warrants vest over three years, beginning on June 1, 2004.

BENEFICIAL SHARE OWNERSHIP BY

PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of ADSs or Ordinary Shares (together referred to as the “shares”) of the Company for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company; (ii) each of the Company’s Directors and nominees for Director; (iii) the Company’s Chief Executive Officer and each of the Named Executive Officers named in the Summary Compensation Table hereof; and (iv) all Directors and executive officers of the Company as a group. Information related to holders of more than 5% of the outstanding shares was obtained from filings made with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and/or filings made in France with the AMF. Information related to Directors and Executive Officers is as of April 16, 2004 and options exercisable within 60 days after April 16, 2004. Except as otherwise noted, the address of the beneficial owners is c/o Business Objects S.A., 157-159 Rue Anatole France, 92300 Levallois-Perret, France.

	Shares	Percentage
5% Shareholders, Directors and Executive Officers	Beneficially Owned	Beneficially Owned

5% Shareholders
New SAC and CB Cayman
c/o M&C Corporate Services Limited
P.O. Box 309GT, Ugland House
South Church Street
George Town, Grand Cayman
Cayman Islands	21,637,329	24.2%
FMR Corp(1)
82 Devonshire Street
Boston, MA 02109	6,313,417	7.1
Directors and Nominees for Director
Arnold Silverman(2)	214,879	*
Albert Eisenstat(3)	57,003	*
Bernard Charlès(4)	70,003	*
Gerald Held	9,500	*
Jean-François Heitz	7,000	*
David Peterschmidt	7,000	*
David J. Roux(5)	21,662,523	24.3
Executive Officers
Bernard Liautaud(6)	2,016,600	2.3
John Olsen(7)	468,294	*
James Tolonen(8)	97,395	*
Hervé Couturier(9)	38,000	*
David Kellogg(10)	103,936	*
All directors and executive officers as a group (13 persons)(11)	24,816,246	27.8

*	Less than 1%.

(1)	As of May 5, 2004, FMR Corp has informed the Company that it owns less than 5% of the outstanding shares. As of May 5, 2004, FMR Corp owns 4,409,099 shares of the Company.

(2)	Includes 15,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2004 or within 60 days of such date.

(3)	Includes 15,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2004 or within 60 days of such date.

(4)	Includes 15,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2004 or within 60 days of such date.

(5)	Includes 21,637,329 shares owned by New SAC in which David J. Roux has a directorship. Mr. Roux disclaims beneficial ownership.

(6)	Mr. Liautaud is also Chairman of the Board and Chief Executive Officer of the Company. Includes 738,539 shares issuable upon the exercise of stock options exercisable as of April 16, 2004 or within 60 days of such date.

(7)	Mr. Olsen is also Chief Operating Officer and a Director of the Company. Includes 467,291 shares issuable upon the exercise of share warrants and/or stock options as of April 16, 2004 or within 60 days of such date.

(8)	Comprised of 97,395 shares issuable upon the exercise of stock options exercisable as of April 16, 2004 or within 60 days of such date.

(9)	Includes 37,500 shares issuable upon the exercise of stock options exercisable as of April 16, 2004 or within 60 days of such date.

(10)	Includes 84,699 shares issuable upon the exercise of stock options exercisable as of April 16, 2004 or within 60 days of such date.

(11)	See notes 2 though 10.

     Applicable percentage ownership in the above table is based on 89,309,828 shares outstanding as of April 16, 2004, which excludes 1,067,675 shares held in treasury and 4,898,113 ADSs held by Business Objects Option LLC. The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of April 16, 2004, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes above, the Company believes each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

EXECUTIVE COMPENSATION

      Summary Compensation Table. The following table shows certain information concerning the compensation of (i) the Company’s Chief Executive Officer and (ii) the Company’s four next most highly compensated executive officers other than the Chief Executive Officer determined as of December 31, 2003 (collectively, the “Named Executive Officers”) for the years ended December 31, 2003, 2002 and 2001.

					Long-term Compensation
		Annual Compensation			Awards

				Other Annual	Shares	All Other
	Fiscal			Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary(1)	Bonus(1)	(1)	Options	(1)

Bernard Liautaud(2)	2003	$465,378	$501,598	$57,500	400,000	$—
Chairman of the Board and	2002	450,141	294,962	37,489	250,175	—
Chief Executive Officer	2001	424,219	321,884	49,860	175,000	—
John Olsen(3)	2003	315,000	306,537		250,000
President, Chief Operating	2002	315,000	166,557	—	—	—
Officer and Director	2001	143,269	112,285	—	632,500	—
James Tolonen(4)	2003	315,000	132,113		275,000
Senior Group Vice President	2002	—	—	—	—	—
Chief Financial Officer	2001	—	—	—	—	—
Hervé Couturier(5)	2003	411,250	154,237	176,744	150,000	19,655
Senior Group Vice President,	2002	229,305	101,550	57,499	150,000	45,371
Product Group	2001	—	—	—	—	—
David Kellogg(6)	2003	234,500	89,459		169,139
Senior Group Vice-President,	2002	260,000	77,789	—	65,000	—
Worldwide Marketing	2001	230,000	67,102	18,000	45,000	—

(1)	All amounts are stated in U.S. dollars. For executive officers paid in total or in part in currencies other than the U.S. dollar, translation of compensation into U.S. dollars is made using the average exchange rate for the relevant year. Executive officers paid in total or in part in currencies other than the U.S. dollar are Bernard Liautaud (euros and British pounds), and Hervé Couturier (euros). Due to the variation of the exchange rate of the U.S. dollar against the British pound and the euro, the U.S. dollar values in this Summary Compensation Table do not reflect actual compensation raises.

(2)	Other annual compensation for Mr. Liautaud includes (i) tax return preparation fees of $15,000 in 2003, $15,000 in 2002 and $15,000 in 2001, (ii) moving expenses of $13,803 in 2003, (iii) car allowance expenses of $2,315 in 2003, (iv) life insurance premiums of $3,470 in 2003, $4,765 in 2002 and $3,887 in 2001, (v) unemployment insurance coverage of $2,901 in 2002 and $2,729 in 2001 and (vi) family airfare costs of $22,912 in 2003, $14,823 in 2002 and $27,244 in 2001.

(3)	Mr. Olsen was appointed the Company’s Chief Operating Officer in July 2001.

(4)	Mr. Tolonen joined the Company as Chief Financial Officer on January 1, 2003.

(5)	Mr. Couturier joined the Company as Senior Group Vice President in May 2002. Other annual compensation for Mr. Couturier includes (i) housing allowance of $173,826 in 2003 and $48,250 in 2002 and (ii) car allowance of $2,918 in 2003 and $9,241 in 2002. All other compensation for Mr. Couturier includes (i) relocation allowance of $36,602 in 2002 and (ii) contingent profit-sharing payable to employees of the Company in accordance with French laws of $19,655 in 2003 and $8,769 in 2002. Shares underlying options for Mr. Couturier includes 75,000 options granted on May 22, 2003 in connection with the offer to grant certain option holders the opportunity to renounce the right to the benefit of certain unexercised options dated October 11, 2002.

(6)	Mr. Kellogg’s aggregate salary was $234,500 in 2003, which includes an election in deferred compensation contributions of 20% of salary and 30% of bonus. Shares underlying options for Mr. Kellogg includes 44,319 options granted on May 22, 2003 in connection with the offer to grant certain option holders the opportunity to renounce the right to the benefit of certain unexercised options dated October 11, 2002.

     Option Grants in 2003. The options granted in 2003 vest at a rate of 25% of the shares subject to the option after 12 months, and then 1/48th of the shares subject to the option vest each month thereafter. The percentage of total options granted was based on the aggregate grants of options to subscribe shares to the Company’s employees and Named Executive Officers in 2003. The following table contains information concerning the grant of stock options to the Named Executive Officers during 2003.

					Potential Realizable
					Value at Assumed
	Number of	% of Total	Exercise		Annual Rates of Stock
	Securities	Options	or Base		Price Appreciation for
	Underlying	Granted in	Price		Option Term(2)
	Options Granted	Fiscal	($/Share)	Expiration
Name	in Fiscal Year	Year	(1)	Date	5% ($)	10% ($)

Bernard Liautaud	400,000	7.98	26.12	08/26/2013	6,571,428	16,653,289
John Olsen	250,000	4.99	26.12	08/26/2013	4,107,143	10,408,305
James Tolonen	275,000	5.49	16.79	03/14/2013	2,903,355	7,357,673
Hervé Couturier(3)	75,000	1.50	20.86	05/22/2013	983,895	2,493,383
	75,000	1.50	26.12	08/26/2013	1,232,142	3,122,492
David Kellogg(3)	44,139	0.88	19.62	05/22/2013	633,614	1,521,979
	125,000	2.49	26.12	08/26/2013	2,053,571	5,204,153

(1)	All stock options have been granted at no less than the fair market value on the date of grant, in accordance with the terms of the Company’s 1999 and 2001 Stock Option Plans.

(2)	In accordance with SEC rules, the table sets forth the hypothetical gains or options spread that would exist for the options at the end of their respective 10 year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted until the expiration of the option term. The disclosure of 5% and 10% assumed rates is required by the rules of the SEC and does not represent the Company’s estimate or projection of future stock price or stock price growth. If the stock price does not increase over the exercise price, compensation to the Named Executive Officer would be zero.

(3)	In connection with the Offer to Grant Certain Option Holders the Opportunity to Renounce the Right to the Benefit of Certain Unexercised Options dated October 11, 2002 and described in the Report of the Compensation Committee, this option was granted on May 22, 2003 in exchange for an option that the holder surrendered on November 20, 2002.

     Aggregated Option Exercises in 2003 and December 31, 2003 Option Values. The following table sets forth the value of in-the-money options held by each of the Named Executive Officers as of December 31, 2003.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Number		Options at		In-The-Money Options
	of Shares		December 31, 2003		at December 31, 2003 ($)(1)
	Acquired	Value
Name	on Exercise	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Bernard Liautaud	0	0.00	666,665	608,335	8,117,618	3,421,049
John Olsen	0	0.00	391,041	491,459	0	2,138,156
James Tolonen	0	0.00	0	275,000	0	4,919,176
Hervé Couturier	0	0.00	0	150,000	0	1,677,630
David Kellogg	0	0.00	80,117	143,050	1,406,769	1,340,814

(1)	These values represent the spread between the respective exercise prices of outstanding options and the closing price of the Company’s ADSs on the Nasdaq National Market on December 31, 2003 ($34.68). Option prices are set in euros, in accordance with French law, and are converted, for purposes of this table, at the weighted average exchange rate of the euro versus U.S. dollar of 1.1343.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of December 31, 2003 with respect to Ordinary Shares or ADSs that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of the Company’s Board of Directors under all of the Company’s existing equity compensation plans, including the Business Objects 1995 International Employee Stock Purchase Plan (“1995 IESPP”), the French Employee Savings Plan (the “French ESPP”), the 1993 Stock Option Plan (the “1993 Plan”), the 1994 Stock Option Plan (the “1994 Plan”), the 1999 Stock Option Plan (the “1999 Plan”), the 1999 BOSA Stock Option Plan (the “BOSA 1999 Plan”) and the 2001 Stock Option Plan (the “2001 Plan”), as well as warrants issued to members of the Company’s Board of Directors.

	Number of Securities to be	Weighted-Average	Number of Securities
	Issued upon Exercise of	Exercise Price of	Remaining Available for
	Outstanding Options	Outstanding Options	Future Issuance under
Plan Category	Warrants and Rights(1)	Warrants and Rights	Equity Compensation Plan

	(In Euros)
Equity compensation plans approved by security holders	10,667,163	26.47	4,337,587	(2)(3)
Equity compensation plans not approved by security holders	0	0.00	0

Total	10,667,163	26.47	4,337,587

(1)	During December 2003, the Company assumed the as-converted outstanding options of former Crystal Decisions optionees. The former Crystal Decisions 1999 Plan now exists as part of Business Objects, as the BOSA 1999 Plan. Business Objects did not assume any authorized but ungranted options under the Crystal Decisions 1999 Stock Option Plan and may not regrant any options from forfeited shares.

An aggregate of 6,310,234 Ordinary Shares were issued to Business Objects Option LLC. This amount includes 5,637,875 shares representing outstanding stock options granted under the BOSA 1999 Plan at December 31, 2003. As these shares have in effect already been issued, they are not included in this calculation. As Business Objects Option LLC is an indirect wholly owned subsidiary of the Company, the shares are not deemed outstanding and will not be entitled to voting rights until such time as the option holders exercise their options. If any of the 6,310,234 ordinary shares are not needed to satisfy obligations under outstanding stock options, Business Objects has the right to sell such shares on the open market or use them for other corporate purposes.

(2)	Includes 550,000 shares available for issuance under the 1995 IESPP and 309,614 shares available for issuance under the French ESPP.

(3)	Includes 526,272 shares available for issuance under the 1999 Plan and 2,951,701 shares available for issuance under the 2001 Plan. No further options can be granted under the 1993 Plan which expired in 1998, the 1994 Plan which expired in 1999 and in the 1999 Plan which expired on May 4, 2004. The 2001 Plan is subject annually to one or more increases within the limit of the lowest of the following amounts: (i) 6,500,000 shares with a nominal value of €0.10 each, (ii) the number of shares corresponding to 5% of the total number of Business Objects shares outstanding as of June 30, (iii) any lesser amount as determined by the Board of Directors.

EMPLOYMENT CONTRACTS, CHANGE-OF-CONTROL ARRANGEMENTS

AND SEPARATION AGREEMENTS

      On December 11, 2003, the Company acquired Crystal Decisions, Inc. (“Crystal Decisions”) for total consideration of $307.6 million in cash and approximately 23.3 million of the Company’s ADSs (the “Crystal Decisions Acquisition”). Upon the closing of the Crystal Decisions Acquisition, the Company retained William G. Gibson, the then Chief Operating Officer of Crystal Decisions, as the Company’s Senior Vice President of Partners and Alliances. The Company also assumed a management retention agreement between Mr. Gibson and Crystal Decisions dated September 22, 2003. Under this agreement, Mr. Gibson is entitled to:

•	continued employment with the Company for a period of 11 months following the closing of the Crystal Decisions Acquisition; and

•	accelerated vesting of options as a result of the Crystal Decisions Acquisition as follows:

—	50% of all unvested shares subject to each such option to acquire Crystal Decisions common stock outstanding as of July 18, 2003 being vested and exercisable as of the closing of the Crystal Decisions Acquisition; and

—	the remaining 50% of all unvested shares subject to each option outstanding as of July 18, 2003 will become vested and exercisable on (i) the first anniversary of the closing of the Crystal Decisions Acquisition provided Mr. Gibson continues his employment with the Company and (ii) Mr. Gibson’s termination date if he is terminated without cause or resigns for good reason, as defined in the management retention agreement, within 12 months after the closing of the Crystal Decisions Acquisition and he executes a release of claims.

      The management retention agreement provides that a termination will be:

•	by the employer, without cause if the Company or its successor were to terminate Mr. Gibson’s employment without cause (as such term is defined by the common law of British Columbia); or

•	by Mr. Gibson, for good reason if he were to terminate his employment for any of the following reasons:

—	a significant reduction in his duties (not including title) or responsibilities; provided, however, that a reduction of duties, position or responsibilities solely by virtue of Crystal Decisions being acquired and being made part of a larger entity does not constitute grounds for a termination for good reason;

—	a reduction in his base salary or target bonus opportunity (other than pursuant to a proportional reduction applying to all senior executives of the Company or its successor);

—	a material reduction in kind or level of the his benefits (other than pursuant to a proportional reduction applying to all senior executives of the Company or its successor); and

—	the relocation of his principal place of employment to a place outside of the Lower Mainland region of British Columbia; or

—	any action by the Company that would constitute a constructive dismissal under the common law of British Columbia.

      The management retention agreement further provides that if upon the expiration of Mr. Gibson’s employment 11 months after the closing of the Crystal Decisions Acquisition or his termination without cause or resignation for good reason within 11 months of the closing of the Crystal Decisions Acquisition, and he executes a release of claims in the Company’s favor, then he is entitled to receive:

•	a lump sum payment of 12 months of his base salary and 100% of his target bonus, in each case, as in effect at the time of such termination and welfare benefits for up to 12 months following termination;

•	accelerated vesting of all of his outstanding options that were in existence as of July 18, 2003; and

•	reimbursement of reasonable expenses of up to $5,000 for individual executive outplacement services.

      In addition to the benefits listed above, the management retention agreement with Mr. Gibson provides that his benefits will be increased such that his lump sum payment will be 18 months of his base pay and target bonus and his employee benefits if the he agrees that for a period of 12 months after the termination of his employment not to:

•	directly or indirectly, alone or as a partner, officer, director, lender, shareholder, employee, or consultant of any other person, firm or entity, render any services in Canada or the United States any of the certain competitors of the Company with respect to business intelligence software or services;

•	solicit directly, or assist anyone else in the solicitation of any employee to leave his or her employment with the Company or any person, firm or corporation in the habit of dealing with Company; and

•	in the event he provides services to any business intelligence software or services entity, solicit business or any orders for business intelligence software or services from any person or entity that has been a client of Crystal Decisions or its successor within the 18 months preceding his termination of employment.

      Upon the closing of the Crystal Decisions Acquisition on December 11, 2003, the Company retained Susan J. Wolfe, the then general counsel of Crystal Decisions, as the Company’s general counsel and secretary. The Company also assumed a management retention agreement between Ms. Wolfe and Crystal Decisions dated September 22, 2003. Under this agreement, Mr. Wolfe is entitled to:

•	continued employment with the Company for a period of 3 months following the closing of the Crystal Decisions Acquisition; and

•	accelerated vesting of options as a result of the Crystal Decisions Acquisition as follows:

—	50% of all unvested shares subject to each such option to acquire Crystal Decisions common stock outstanding as of July 18, 2003 being vested and exercisable as of the closing of the Crystal Decisions Acquisition; and

—	the remaining 50% of all unvested shares subject to each option outstanding as of July 18, 2003 will become vested and exercisable on (i) the first anniversary of the closing of the Crystal Decisions Acquisition provided Ms. Wolfe continues her employment with the Company and (ii) Ms. Wolfe’s termination date if she is terminated without cause or resigns for good reason, as defined in the management retention agreement, within 12 months after the closing of the Crystal Decisions Acquisition and she executes a release of claims.

      The management retention agreements provides that a termination will be:

•	by the employer, without cause if the Company or its successor were to terminate the applicable Ms. Wolfe’s employment without cause (with the term cause being defined in the agreement); or

•	by Ms. Wolfe, for good reason if she were to terminate the her employment for any of the following reasons:

—	a significant reduction in her duties (not including title) or responsibilities; provided, however, that a reduction of duties, position or responsibilities solely by virtue of Crystal Decisions being acquired and being made part of a larger entity does not constitute grounds for a termination for good reason;

—	a reduction in her base salary or target bonus opportunity (other than pursuant to a proportional reduction applying to all senior executives of the Company or its successor);

—	a material reduction in kind or level of her benefits (other than pursuant to a proportional reduction applying to all senior executives of the Company or its successor); and

—	the relocation of Ms. Wolfe’s employment facility or location more than thirty-five (35) miles from her employment location as of the date of the agreement.

      The management retention agreement with Ms. Wolfe further provides that if within 12 months of the closing of the Crystal Decisions Acquisition Ms Wolfe is terminated without cause or resigns for good reason, and Ms. Wolfe executes a release of claims in the Company’s favor, then she is entitled to receive:

•	a lump sum payment of 12 months of the her base salary and 100% of her target bonus, in each case, as in effect at the time of such termination and health benefits for up to 12 months following termination;

•	accelerated vesting of all of her outstanding options that were in existence as of July 18, 2003; and

•	reimbursement of reasonable expenses of up to $5,000 for individual executive outplacement services.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General Compensation Philosophy

      The Company’s executive pay programs are designed to:

•	attract and retain executives who will contribute to the Company’s long-term success by paying compensation that is competitive with the practices of other leading high technology companies;

•	mesh executive and shareholders’ interests through stock option-based plans; and

•	set challenging performance goals and provide short-term incentives through variable compensation based upon achievement of these goals.

      The Company’s general compensation philosophy is that total cash compensation should vary with the performance of the Company in attaining financial and non-financial goals.

Executive Officer Compensation

      Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in technology-based companies of reasonably similar size. The Compensation Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. The Compensation Committee has engaged the services of outside consultants from time to time to determine appropriate compensation levels.

      Stock Options. Under the Company’s stock option plans, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual’s initial option grant is based on the individual’s responsibilities and position, and the competitive marketplace. The size of stock option awards is based primarily on an individual’s performance and responsibilities. Because of the competitive nature of the technology industry in which the Company competes, the Compensation Committee believes stock option grants are an effective method of encouraging executives to take a longer term view of the Company’s performance and to ensure that the executive’s and the shareholder’s interests are in alignment. All Company stock options have an exercise price at least equal to the fair market value of the Company’s stock on the grant date. In 2003, individual grants were based on internal factors, such as the size and vesting schedule of prior grants, and an estimate of the potential value of the options.

      Bonuses. The bonuses awarded to executive officers are determined based on achievement of individual and Company performance goals. Target bonuses for each executive officer are based on overall Company results, his or her potential impact on the Company’s operating and financial results and market competitive practices.

      Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan, with, effective January 1999, the benefit of the Company matching employee contribution up to a maximum of $1,500 per year vesting over three years. Executive officers employed with the Company in France are entitled to participate in a profit-sharing plan, which provides for contingent compensation, based on the Company’s achievement of certain revenues and operating profit targets. Executive officers in the United States can participate in a deferred compensation plan.

Chief Executive Officer Compensation

      During fiscal 2003, the Chief Executive Officer’s compensation was comprised of a base salary of $465,378 and a variable salary of up to 100% of his base if certain performance criteria were met, with the ability to overachieve these performance criteria. Variable salary is based on the Company’s achievement of certain revenues, operating income and customer loyalty thresholds as well as personal objectives. For fiscal 2003, based on objectives achieved, the amount of the variable compensation to be awarded to the Chief Executive Officer was $501,598. The Company’s Chief Executive Officer has not received any other special or additional compensation other than as described in the Compensation Table.

Tax Deductibility of Executive Compensation

      The Compensation Committee has considered the potential impact of Section 162(m) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Section”). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Compensation Committee believes that any options granted under the Company’s option plans will meet the requirements of being performance-based, the Compensation Committee believes that the Section will not reduce the tax deduction available to the Company. The Company’s policy is to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company’s success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

Stock Option Offer

      The Compensation Committee believes that granting stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. To address these needs, on October 11, 2002 the Compensation Committee recommended and the Board of Directors approved a voluntary stock option exchange program for its eligible employees. By offering eligible employees the opportunity to have their eligible options cancelled for new options that had an exercise price based on the trading price of the shares on the grant date, the Compensation Committee intended to provide the Company’s eligible employees with the benefit of owning options that over time may have a greater potential to increase in value and therefore create better performance incentives for employees.

      This program included two separate offers: one to eligible France-based employees (the “French Offer”) and the other to eligible international employees including employees in the United States (the “International Offer”). Pursuant to the terms and conditions of each program, as amended, eligible employees were given the opportunity to renounce the right to the benefit of all outstanding stock options having an exercise price of €30 or higher granted under the Business Objects S.A. 1999 and 2001 Stock Option Plans, as amended.

      Both offers expired on November 19, 2002. Pursuant to the International offer, the Company accepted for cancellation options to subscribe to 2,464,537 ordinary shares from 393 eligible employees. In addition, pursuant to the French offer, the Company accepted for cancellation options to subscribe to 308,742 ordinary shares from 78 eligible employees.

      In May 2003, the Company granted 912,610 new options at the exercise price of €17.30 under the International Offer, except Italian-based employees who received new options with an exercise price of €19.32 in accordance with the terms of the exchange agreement. Furthermore, the Company granted 121,516 new options at the exercise price of €18.39 under the French Offer.

      The new options granted under to the International Offer retained the vesting schedule of the old options they replaced. The new options granted under the French Offer retained substantially the same vesting schedule as the old option, except that the new options do not become exercisable until one year following the date of grant of the new options.

      The program was not available to: (i) officers who were also members of the Board of Directors, (ii) former employees and (iii) any employee who was resident in Sweden or Switzerland.

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Gerald Held
Bernard Charlès

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee, which currently consists of Jean-Francois Heitz, Bernard Charles and David Peterschmidt, evaluates audit performance, manages relations with the Company’s independent auditors (the “Auditors”) and evaluates policies and procedures relating to internal accounting functions and controls. The Company’s Board of Directors has adopted a written charter for the Audit Committee, which details the responsibilities of the Audit Committee. This report relates to the activities undertaken by the Audit Committee in fulfilling such responsibilities.

      The Audit Committee has reviewed and discussed the audited statutory and consolidated financial statements for the year ended December 31, 2003 (the “Audited Financial Statements”) with the Company’s management. In addition, the Audit Committee has discussed with the Auditors the matters required to be discussed by Statements on Auditing Standards No. 61.

      The Audit Committee has also received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1 and has reviewed, evaluated and discussed with the Auditors their independence from the Company. The Audit Committee has also discussed with the Company’s management and Auditors such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

      The Audit Committee has discussed with the Company’s management and Auditors the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission, as well as the scope, reasonableness and adequacy of the Company’s internal accounting controls and procedures.

      In October 2002, the Audit Committee reviewed the effect on the Audit Committee and its Charter of the Sarbanes-Oxley Act of 2002, the proposed rules of the Securities and Exchange Commission and the proposed rules of the Nasdaq National Market regarding audit committee policies. Based on the Audit Committee’s recommendation, the Company’s Board of Directors amended its Audit Committee Charter according to the new and proposed rules and standards. The Audit Committee intended to further amend its Charter, if necessary, when the rules and standards were finalized in order to fully comply with the Sarbanes-Oxley Act of 2002 and the final rules adopted by the Securities and Exchange Commission and the Nasdaq National Market. Accordingly, the Audit Committee Charter was amended by the Company’s Board of Directors in February 2004 in order to specify the criteria of the financial expertise required to be a member of the Audit Committee. A copy of the Company’s current Audit Committee Charter is attached to this Proxy Statement as Annex B.

      Based on the review and discussion above, the Audit Committee has recommended to the Company’s Board of Directors that the Audited Financial Statements prepared under U.S. GAAP be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission, and that the Audited Financial Statements prepared under French GAAP be included in the report of the Board of Directors to shareholders.

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

Jean-François Heitz
David Peterschmidt
Bernard Charlès

RELATIONSHIP WITH INDEPENDENT AUDITORS

      Ernst & Young LLP has served as the Company’s independent auditors for its financial statements prepared under U.S. GAAP since 1992. Since 1990, when the Company was incorporated, Ernst & Young S.A. has served as one of the Company’s statutory independent auditors for its financial statements prepared under French GAAP. Deloitte Touche Tohmatsu S.A. has served as the Company’s other independent statutory auditor since 2003. Ernst & Young S.A. and Deloitte Touche Tohmatsu S.A. were the Company’s independent auditors for the year ended December 31, 2003. Deloitte Touche Tohmatsu succeeded Mr. Pierre Dupuy, an independent auditor, as the Company’s second statutory auditor. The Company’s statutory auditors are expected to be available at the Meeting with the opportunity to make a statement if such representative desires to do so, and are expected to be available to respond to appropriate questions.

      Services performed by the Company’s auditors for 2003 consisted of the examination of the Company’s financial statements, services related to filings with the Securities and Exchange Commission, due diligence work, consulting and regulatory filing review in connection with acquisitions, immigration processing services, consultation services related to the implementation of Section 404 of the Sarbanes-Oxley Act of 2002, domestic and foreign tax compliance work tax filings and tax consulting services.

Fees Paid to Accountants for Service Rendered

Audit Fees

      Fees for audit services totaled approximately $2,441,000 in 2003 and approximately $972,000 in 2002, including fees associated with the annual audit to review the Company’s annual financial statements prepared under French GAAP and U.S. GAAP, the review’s of the Company’s quarterly reports on Form 10-Q and services normally provided by the independent auditors in connection with the statutory and regulatory filings.

Audit-Related Fees

      Fees for audit-related services totaled approximately $89,000 in 2003 and approximately $29,000 in 2002. Audit-related services principally include due diligence in connection with acquisitions and accounting consultations.

Tax Fees

      Fees for tax services, including tax compliance, tax advice and tax planning (including expatriate tax services), totaled approximately $140,000 in 2003 and $259,000 in 2002.

All Other Fees

      Fees for all other services not included above were approximately $20,000 in 2003 and $0 in 2002, principally including online subscription services and other miscellaneous items.

Pre-Approval Policies and Procedures

      In accordance with the Audit Committee Charter, the Audit Committee is required to review and approve in advance the annual budget for independent audit services and review and pre-approve all non-audit services rendered by the Company’s independent auditors. The Committee may delegate pre-approval authority to a member of the Committee, with the decisions of this delegate to be presented to the full Audit Committee at its next scheduled meeting.

      The Audit Committee has considered whether the auditors provision of non-audit services is compatible with maintaining the auditors’ independence. The Audit Committee concluded that the non-audit services provided in 2003 were compatible with maintaining the auditors’ independence.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

IN COMPENSATION DECISIONS

      The Company’s Compensation Committee currently consists of Messrs. Held and Charlès. No interlocking relationship exists between any member of the Company’s Board of Directors or Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stockholders Agreement with New SAC and Certain of its Affiliates

      The majority of the consideration in the Crystal Decisions Acquisition was ultimately paid to Crystal Decisions’ then majority stockholder, New SAC, and to New SAC’s affiliate, CB Cayman. In connection with the Crystal Decisions Acquisition, the Company entered into a stockholders agreement effective on December 11, 2003 with New SAC, CB Cayman, affiliates of Silver Lake Partners, Texas Pacific Group, August Capital and certain other shareholders of New SAC. The stockholders agreement sets forth the rights and obligations of the parties to the stockholders agreement with respect to various corporate matters of the Company. As of April 16, 2004, New SAC and CB Cayman beneficially owned approximately 24% of the Company’s outstanding shares. Please see the section entitled “Beneficial Share Ownership by Principal Shareholders and Management” on page 43.

Standstill Restrictions

      Under the terms of the stockholders agreement, New SAC, CB Cayman and New SAC’s shareholders have agreed to some restrictions referred to as standstill restrictions. Subject to exceptions, until New SAC, CB Cayman and New SAC’s shareholders cease to collectively beneficially own 10% or more of then-outstanding shares of the Company, New SAC, CB Cayman and New SAC’s shareholders have agreed that they would not, among other things:

•	purchase or acquire additional shares of the Company if such acquisition would result in New SAC, CB Cayman and New SAC’s shareholders beneficially owning more than:

—	the number of shares that they collectively beneficially owned as of December 11, 2003, plus

—	the number of shares that they acquire during any period for which the standstill restrictions are suspended (as further described below);

•	join or in any way participate in or encourage the formation of a group with any person or entity (other than with each other or their affiliates) with the purpose or effect of changing or influencing the control of the Company;

•	make or in any way participate in, directly or indirectly, any solicitation of proxies, including participating in any election contest of the Company, or otherwise communicate with the shareholders of the Company (other than to each other or to their affiliates) in connection with or in relation to a proxy solicitation;

•	advise or seek to influence any person or entity (other than each other or their affiliates) with respect to the voting of any voting stock of the Company;

•	initiate or propose one or more shareholder proposals at a meeting of the Company’s shareholders;

•	call, request or otherwise attempt to convene or cause management of the Company to convene a meeting of the Company’s shareholders;

•	initiate, propose or solicit any proposal with respect to:

—	any merger, consolidation or business combination involving the Company;

—	any tender or exchange offer for equity securities of the Company;

—	any sale or purchase of a substantial amount of the assets of the Company;

—	any purchase of equity securities of the Company (other than as permitted in the first bullet above); or

—	any dissolution, liquidation, reorganization or recapitalization or similar business transaction involving the Company; or

•	deposit any shares of voting stock of the Company in a voting trust or subject any such voting stock to any arrangement or agreement with respect to the voting of such voting stock (other than arrangements or agreements solely involving each other or their affiliates).

      The stockholders agreement provides that upon the occurrence of any of the following events, the standstill restrictions described above will be suspended:

•	the Company agrees to enter into an agreement for, or makes a public announcement of its intention to pursue, or the Company’s board of directors authorizes management to solicit proposals from third parties for:

—	the sale or other disposition of 33 1/3% or more of the Company’s outstanding shares;

—	the sale or disposition of all or substantially all of the Company’s assets or a similar sale or change of control transaction; or

—	any merger, consolidation or other similar business combination transactions that:

—	result in the outstanding shares of the Company being converted into cash or securities of another entity;

—	would result in a third party beneficially owning, when combined with any other shares of the Company owned by such third party, 33 1/3% or more of then-outstanding shares of the Company; or

—	would result in all or a substantial portion of the Company’s assets being sold to any entity;

•	the public announcement of a proposal by a third party (other than the Company, New SAC or its shareholders or any of their affiliates) to acquire voting stock of the Company (including pursuant to a tender or exchange offer or merger), which, if successful, would result in such third party beneficially owning, when combined with any other voting stock of the Company owned by such third party, 33?% or more of the outstanding voting stock of the Company; provided, however, that the Company’s board of directors either has approved or recommended that the shareholders of the Company accept such offer, or has not rejected or recommended that the shareholders of the Company refrain from accepting such offer;

•	a third party successfully consummates a proposal of the type described above; or

•	the Company’s board of directors adopts a plan of liquidation or dissolution with respect to the Company.

      The stockholders agreement provides that the standstill restrictions will be reinstated upon the discontinuance of the event or events that lead to the suspension of the standstill restrictions.

Transfer Restrictions

      Under the terms of the stockholders agreement, during the initial 90-day period following the completion of the Crystal Decisions Acquisition, referred to as the initial lock-up period, each of New SAC and CB Cayman may not transfer any shares of the Company that it received in connection with the Crystal Decisions Acquisition.

      At any time following the initial lock-up period, each of New SAC and CB Cayman may distribute all or a portion of shares of the Company it received in connection with the Crystal Decisions Acquisition to its shareholders. In addition, at any time following the initial lock-up period, New SAC, CB Cayman and, to the extent that New SAC or CB Cayman distributes shares of the Company to its shareholders, each of its shareholders, may transfer all or a portion of the shares held by it to any permitted transferee of such party. In the stockholders agreement, the term permitted transferee generally means:

•	any controlled affiliate (other than an individual) of such party or any affiliate (other than an individual) which controls such party; or

•	any stockholder, general or limited partner, director, officer, managing or non-managing member or employee of such party or controlled affiliate of such party.

      Each permitted transferee will be required, as a condition to such transfer, to sign an assumption agreement, to become a party to the stockholders agreement and subject to all of its terms, including the transfer restrictions.

      Under the terms of the stockholders agreement, during the period commencing as of the end of the 90-day initial lock-up period and ending one year later, New SAC, CB Cayman and New SAC’s shareholders agreed that they would not collectively transfer more than 7.5% of then-outstanding shares of the Company in the aggregate during any six-month period. Any shares of the Company transferred by New SAC or CB Cayman to its shareholders through a distribution or transferred by New SAC, CB Cayman or New SAC’s shareholders to any of their permitted transferees during the six-month period will not be counted against this 7.5% volume limitation. In addition, this 7.5% volume limitation excludes any shares of the Company that New SAC, CB Cayman or New SAC’s shareholders sell during the six-month period pursuant to underwritten public offerings.

      Further, during the period commencing as of the end of the 90-day initial lock-up period and ending one year later, New SAC, CB Cayman and New SAC’s shareholders agreed that they would not collectively transfer more than 15% of then-outstanding shares of the Company in the aggregate during any six-month period. Any shares of the Company transferred by New SAC or CB Cayman to its shareholders through a distribution or transferred by New SAC, CB Cayman or New SAC’s shareholders to any of their permitted transferees during the six-month period will not be counted against this 15% volume limitation. Any shares of the Company sold by New SAC, CB Cayman or New SAC’s shareholders in underwritten offerings during each six month period will count against this 15% volume limitation.

      Following the initial lock-up period, and subject to the transfer restrictions described above, New SAC, CB Cayman and New SAC’s shareholders may transfer shares of the Company acquired in connection with the Crystal Decisions Acquisition in the following ways:

•	in compliance with rules 144 and 145 under the Securities Act;

•	pursuant to any public offerings (underwritten or otherwise) or any other resale under an effective registration statement;

•	in private transactions subject to applicable exemptions from the registration requirements of the Securities Act to individuals or entities that have not filed and will not have to file:

—	a Schedule 13D under the Exchange Act with the SEC; provided that no more than 5% of then-outstanding shares of the Company may be transferred to any such individual or entity in a single transaction or series of transactions; or

—	a Schedule 13G under the Exchange Act with the SEC that discloses beneficial ownership of 10% or more then-outstanding shares of the Company; provided that no more than 5% of then-outstanding shares of the Company may be transferred to any such individual or entity in a single transaction or series of transactions;

•	in private transactions subject to applicable exemptions from the registration requirements of the Securities Act to individuals or entities that have filed or will have to file:

—	a Schedule 13D under the Exchange Act with the SEC provided that no more than 5010 of then-outstanding shares of the Company may be transferred to any such individual or entity in a single transaction and that prior to any such transfer, the shareholder will have offered the Company a right of first refusal on such transfer; or

—	a Schedule 13G under the Exchange Act with the SEC that discloses beneficial ownership of 10% or more the outstanding shares; provided that no more than 5% of then-outstanding shares of the Company may be transferred to any such individual or entity in a single transaction and that prior to any such transfer, the shareholder will have offered the Company a right of first refusal on such transfer;

•	in transactions outside the United States subject to applicable exemptions from the registration requirements of the Securities Act;

•	pursuant to any tender or exchange offer or any merger, consolidation, sale or other business combination transaction involving the Company;

•	pursuant to any distributions by New SAC or CB Cayman to its shareholders;

•	pursuant to any transfer by New SAC, CB Cayman or a shareholder of New SAC to its permitted transferees; or

•	in bona fide transactions that constitute a hedge against changes in the market price of the shares.

      New SAC, CB Cayman and New SAC’s shareholders are subject to the transfer restrictions set forth in the stockholders agreement until they cease to collectively beneficially own 10% or more of then-outstanding shares of the Company.

Registration Rights

      Under the stockholders agreement, during the period commencing after the initial lock-up period and ending on the 10-year anniversary of the consummation of the Crystal Decisions Acquisition, New SAC and, to the extent that New SAC distributes shares of the Company to its shareholders, each of Silver Lake, Texas Pacific Group and August Capital, can demand that the Company effect the registration of all or a part of such party’s shares of the Company. None of New SAC, Silver Lake or Texas Pacific Group may exercise its demand rights on more than two occasions. August Capital may only exercise its demand right on one occasion. The Company is not obligated to file a registration statement relating to any such demand request if, among other things:

•	the Company would have to file such registration statement within a period of 180 days after the effective date of any other registration statement relating to any other registration request permitted under the stockholders agreement;

•	the requested registration involves:

•	a registration on a form other than Form S-3 or an underwritten offering; and

—	shares of the Company to be registered would be sold to the public at an aggregate price of less than $20.0 million; or

•	shares of the Company to be registered would be sold to the public at an aggregate price of less than $5.0 million.

      In addition to the demand rights discussed above, during the same time period, New SAC and, to the extent that New SAC distributes shares of the Company to its shareholders, each of Silver Lake, Texas Pacific Group and August Capital, may request that the Company effect the registration of all or a part of such party’s shares of the Company on a Form S-3. The Company is not obligated to file a registration statement relating to any such Form S-3 request if, among other things:

•	the Company has, within the 12-month period preceding the date of such request, already effected two registration statements, pursuant to requests made under the stockholders agreement;

•	the use of a Form S-3 is not available to Business Object for such registration;

•	the requested registration involves an underwritten offering, and shares of the Company to be registered would be sold to the public at an aggregate price of less than $20.0 million; or

•	shares of the Company to be registered would be sold to the public at an aggregate price of less than $5.0 million.

      In addition to the above demand and Form S-3 registration rights, the Company agreed, subject to exceptions, to include shares of the Company held by New SAC, CB Cayman, New SAC’s shareholders or any of their permitted transferees on any registration statement that the Company files after the initial lock-up period. In the case of an underwritten offering, the amount of cutbacks is subject to the managing underwriter. However, if the managing underwriter limits the number of shares that can be included in any underwritten offering initiated by the Company, the shares to be offered by the Company would be included prior to the shares being offered by New SAC, CB Cayman, New SAC’s shareholders and their permitted transferees. Further, the shares to be offered by New SAC would be included prior to the shares being offered by CB Cayman, New SAC’s shareholders and their permitted transferees.

      New SAC, CB Cayman, New SAC’s shareholders and their permitted transferees will cease to retain registration rights on the earlier of:

•	the 10-year anniversary of the completion of the Crystal Decisions Acquisition; or

•	such time that all of shares of the Company held by the registration rights holders cease to be registrable securities.

Board Representation

      Under the terms of the stockholders agreement, subject to applicable law, New SAC may designate one person to be a director on the Company’s board of directors; provided that such designee must be reasonably satisfactory to the Company. Subject to exceptions, any person who is a managing director of Silver Lake Partners, L.P., as of the date of the stockholders agreement, has been deemed to be satisfactory to the Company and the Company’s board of directors for such purpose.

      Pursuant to the stockholders agreement, the Company expanded the size of its board of directors to include one additional director and caused David J. Roux to serve as New SAC’s initial board representative. In addition, the Company has agreed to use reasonable efforts to cause its shareholders to elect one additional independent director as of the completion of the Crystal Decisions Acquisition, or as soon as practicable thereafter and, in any event, no later than at the Company’s annual meeting of shareholders to be held in 2004.

      New SAC will lose its right to designate a member of the Company’s board of directors when New SAC, CB Cayman and New SAC’s shareholders collectively beneficially own less than 10% of then-outstanding shares of the Company. In the event that New SAC distributes shares of the Company it received in connection with the Crystal Decisions Acquisition to its shareholders, New SAC may assign its right to designate the board representative to Silver Lake.

Regulated Agreements

      The Company has contracted for and has been maintaining a liability insurance against liabilities which may be incurred by its Directors and Officers in their respective capacities since September 1994. This liability insurance agreement has been duly ratified by the shareholders meeting held on August 17, 1994. The renewal of this insurance on October 31, 2003 shall be submitted to the ratification of the next shareholders meeting in compliance with the requirement of the French corporate law for such agreements signed by the Company and for which the Company’s Directors have an interest (“regulated agreement”).

      There were no other agreements entered into during 2003, directly or indirectly, between the Company and its Chief Executive Officer, its Directeur Général Délégué, one of its Directors, a shareholder owning at least 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder under the meaning of article L.233-3 of the Commercial Code, and no other transaction as referred by article L.225-38 paragraph 2 and 3 of the French Commercial Code.

Agreements in the Ordinary Course of the Business

      The Company and its subsidiaries have entered into agreements in the ordinary course of business and with terms and conditions which are not out of the ordinary, with companies in which some of the Company’s Directors have an interest, specifically Dassault Systèmes which is a customer of Business Objects, and whose Directeur Général is Bernard Charlès.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

      Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3 and Forms 5 and amendments thereto furnished to the Company with respect to the last fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to the Company’s officers and directors were complied with during the fiscal year ended December 31, 2003.

      We have revised our Insider Trading Policy to allow our Directors, officers and other employees covered under such policy to establish, under the limited circumstance contemplated by Rule 10b5-1 promulgated under the Securities and Exchange Act of 1934, as amended, written programs that permit automatic trading of our stock or trading of our stock by an independent person (such as an investment bank) who is not aware of material inside information at the time of the trade. Since 2001, Bernard Liautaud, our Chairman of the Board and Chief Executive Officer and his wife have adopted Rule 10b5-1 trading plans. The Company believes that additional Directors, officers and employees may establish such programs in the future.

COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN

      The following graph sets forth the Company’s total cumulative shareholder return as compared to the Coredata Group Index and the Nasdaq Market Index, which includes application software companies. The total shareholder return assumes $100 invested on January 1, 1999 in shares of the Company, the Coredata Group Index and the Nasdaq Market Index. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

	1998	1999	2000	2001	2002	2003

Business Objects S.A.	100.00	411.15	348.46	311.84	138.39	319.96
Coredata Group Index	100.00	191.33	104.57	99.64	71.08	87.61
NASDAQ Market Index	100.00	176.37	110.86	88.37	61.64	92.68

MANAGEMENT REPORT

REPORT OF THE BOARD OF DIRECTORS ON THE ACTIVITIES OF THE

COMPANY AND OF THE GROUP DURING THE FISCAL YEAR 2003

      In accordance with Commercial Code, the following discussion relates to the unconsolidated accounts of Business Objects S.A. (the “Company”), the parent company of the Business Objects group, as well as the consolidated accounts of the Company and its subsidiaries (the “Group”), prepared in euros and in accordance with French generally accepted accounting principles. Consolidated accounts in U.S. dollars prepared in accordance with generally accepted accounting principles in the United States are not included in this report. For a discussion of the consolidated financial statements prepared in accordance with generally accepted accounting principles in the United States, refer to our Annual Report on Form 10-K filed with the Securities and Exchange Commission in the United States.

      The financial data included in this report is expressed in thousands of euros, except as otherwise stated herein.

      The general shareholders meeting of February 6, 2001 authorized a three for two stock split in the form of a free allocation of new shares following the capitalization of additional paid-in capital amounting to €2,032,038. In this report, all ordinary share and American Depositary Share information and per share information has been adjusted to take into account these modifications.

1.	Results of the Group during the fiscal year 2003

1.1 Overview

      Business Objects is a leading worldwide provider of Business Intelligence solutions.

      We develop, market and distribute software that enables organizations to track, understand and manage enterprise performance within and beyond the enterprise to make better, more informed business decisions. Users can view and interact with key performance indicators in a dashboard, create queries and reports, access catalogs of reports and do simple or complex analysis of data. Users generally interact with data using business representations of information, or “business objects”, with which they are familiar. We have one reportable segment — Business Intelligence software products.

Recognition of Revenues

      We enter into arrangements for the sale of 1) licenses of software products and related maintenance contracts; 2) bundled license, maintenance and services and 3) services on a time and material basis. In instances where maintenance is bundled with a license of software products, such maintenance terms are typically one year.

      For each arrangement, we determine whether evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collection is probable. If any of these criteria are not met, we defer recognition of revenues until such time as all of the criteria are met. In software arrangements that include rights to multiple software products and/or services, we use the residual method, under which revenues are allocated to the undelivered elements based on vendor specific objective evidence of fair value of such undelivered elements and we allocate the residual amount of revenues to the delivered elements.

      For those contracts that consist solely of license and maintenance we recognize net license fees based upon the residual method after all licensed software product has been delivered as prescribed by Statement of Position 98-9 “Modification of SOP No. 97-2 with Respect to Certain Transactions”.

      We recognize maintenance revenues over the term of the maintenance contract. The maintenance rates for both license agreements with and without stated renewal rates are based upon our price list. Vendor specific objective evidence of the fair value of maintenance for license agreements that do not include stated renewal rates is determined by reference to the price paid by our customers when maintenance is sold separately (that is, the renewal rate). Past history has shown that the rate we charge for maintenance on license agreements with a stated renewal rate is similar to the rate we charge for maintenance on license agreements without a stated renewal rate.

      Services can consist of maintenance, training and/or consulting services. In all cases, we assess whether the service element of the arrangement is essential to the functionality of the other elements of the arrangement. When software services are considered essential or the arrangement involves customization or modification of the software, we recognize both the net license fees and service revenues under the arrangement under the percentage of completion method of contract accounting, based on input measures of hours. For those arrangements for which we have concluded that the service element is not essential to the other elements of the arrangement we determine whether the services are available from other vendors, do not involve a significant degree of risk or unique acceptance criteria and whether we have sufficient experience in providing the service to be able to separately account for the service. When the service qualifies for separate accounting, we use vendor specific objective evidence of fair value for the services and the maintenance to account for the arrangement using the residual method, regardless of any separate prices stated within the contract for each element. Revenues allocable to services are recognized as the services are performed. Vendor-specific objective evidence of fair value of consulting services is based upon average daily rates. As previously noted, we enter into contracts for services alone and such contracts are on a time and material basis.

      For sales to resellers, value added resellers and strategic system integrators, we provide no right of return or price protection. We do not accept orders from these partners when we are aware that the partner does not have a purchase order from an end-user. For sales to distributors that have a right of return, we recognize revenues as the products are sold to the distributor and we reserve an amount equal to its estimate of all products subject to rights of return. Some of the factors that we consider in determining this estimate include historical experience of returns received and level of inventory in the distribution channels. The reserve reduces the revenues and the related receivables. For sales to original equipment manufacturers, we recognize revenues when the original equipment manufacturer reports sales that have occurred to an end user customer, provided that collection is probable. Some original equipment manufacturer arrangements include the payment of an upfront arrangement fee which is deferred and recognized either ratably over the contractual period or when the original equipment manufacturer reports sales that have occurred to an end user customer, in accordance with the contractual terms.

      Deferred revenues represent amounts under license and service arrangements for which the earnings process has not been completed. These amounts relate primarily to provision of maintenance and technical support services with future deliverables and arrangements where specified customer acceptance has not yet occurred.

Quantitative and Qualitative Disclosures About Market Risk

Foreign Exchange Risk

      We conduct a significant portion of our business in currencies other than the euro, the currency in which we report our financial statements in accordance with French generally accepted accounting principles. Historically, we have generated a significant portion of our revenues and incurred a significant portion of our expenses in U.S. dollars, British pounds sterling and the Japanese yen. In the future, we will incur a significant portion of our expenses in the Canadian dollar because of the Crystal Decisions Acquisition.

      The impact of fluctuation in foreign currency exchange rates on our net operating income has been mitigated by the fact that the level of our foreign denominated expenses have tended to be offset by the level of our foreign denominated revenues. Our operating results may be adversely impacted by currency exchange rate fluctuations in the future. As of December 31, 2003, we held forward exchange contracts to mitigate our exposure to the risk of changes in foreign currency rates.

      We cannot predict the effect of exchange rate fluctuations upon our future results. Although we may begin to hedge in the future, we cannot be sure that any hedging techniques we may implement will be successful or that our business, results of operations, financial condition or cash flows will not be adversely affected by exchange rate fluctuations.

      Our exposure to market rate risk for changes in interest rates relates primarily to our investment portfolio. At December 31, 2003, the Company did not hold any short-term investments. Consequently, the Company is not exposed to any interest risks related to its investment portfolio as of December 31, 2003.

      As of December 31, 2002, we had a €5.0 million investment in a fixed-rate corporate bond. This investment carried a degree of interest rate risk as the fair market value declines as interest rates rise. We do not attempt to reduce or eliminate our exposure to interest rate risk through the use of derivative financial instruments due to the short-term nature of investments.

Risks related to Business

      Our strongest quarter each year is typically our fourth quarter, as our customers often wait until the end of their annual budget cycle before deciding whether to purchase new software. Consequently, our revenues are generally lower in our first quarter. In addition, our third quarter is a relatively slow quarter due to lower economic activity throughout Europe during the summer months.

      In view of its significant growth in recent years, the Company believes that period-to-period comparisons of its financial results are not necessarily meaningful and you should not rely upon them as indicative of its future performance.

      The Crystal Decisions Acquisition, a major acquisition completed as of December 11, 2003, presents certain risks for the combined entity as we may be unable to successfully complete the integration in a timely manner. Combining the two companies is a complex and lengthy process involving, among other, marketing strategy and product offerings, coordination and rationalization of research and development efforts and consolidation of administrative infrastructures.

      As a result of the Crystal Decisions Acquisition, we have additional strategic relationships with Microsoft and SAP that enables us to bundle our products with those of Microsoft and SAP, and we are also developing certain utilities and products to be a part of Microsoft’s and SAP’s products. If either Microsoft or SAP reduces its efforts on our behalf or discontinues its relationship with us and instead develops a relationship with one of our competitors or increases its selling efforts of its own Business Intelligence software, our revenues and operating results may be reduced.

      If the goodwill, other intangible assets with indefinite lives or other assets acquired in the Crystal Decisions Acquisition become impaired, we may be required to incur material charges relating to the impairment of those assets. Any significant impairment charges will have a negative effect on our operating results and could reduce the market price of our shares.

1.2 Key Events

Acquisition of Crystal Decisions

      On December 11, 2003, we acquired all outstanding shares of Seagate Software (Cayman) Holdings (“SSCH”) and Crystal Decisions, Inc., two private held companies, hereafter “Crystal Decisions”, Crystal Decisions being a software vendor, for a total purchase price of $1,199.2 million (€989.7 million), for its complementary geographical strengths, products, services and solutions that allow us to provide a more complete solution of Business Intelligence products, including reporting, analysis and query lines, to a broader range of business users. The Crystal Decisions Acquisition has added a new product line to the existing offer of Business Objects, but did not result in any new reportable segments.

      The Crystal Decisions Acquisition had a €29.4 million negative impact net on operating income for 2003 due to the $28.0 million (€23.7 million) write-off of acquired in-process technology, $1.6 million (€1.3 million) in amortization of acquired intangible assets, €6.0 million in integration related costs and €6.0 million in restructuring costs for the combined company in 2003. These costs were partially offset by the €7.6 million of operating income earned by Crystal Decisions during the 20 days in 2003 that we operated as a combined company.

      As our 2003 results of operations included 20 days of Crystal Decisions’ revenues and expenses, our historical results are not expected to be indicative of our future results. In addition, we will incur certain acquisition related charges in the future at levels that we have not experienced in the past.

      The following table shows 2003 actual and 2004 to 2008 estimated acquisition related amortization, restructuring and in-process technology expenses resulting from the Crystal Decisions Acquisition at foreign exchange rates as of December 31, 2003:

	Actual	Estimated

	2003	2004	2005	2006	2007	2008

Write-off of in-process technology	23.7	—	—	—	—	—
Amortization of developed technology	0.8	14.9	14.9	14.9	14.9	14.0
Amortization of other intangible assets	0.5	8.0	8.0	8.0	8.0	7.6
Restructuring expenses	6.0	2.6	—	—	—	—
Other charges to exit duplicative facilities	—	1.8	—	—	—	—
Subtotal before amortization of Goodwill	31.0	27.3	22.9	22.9	22.9	21.6
Goodwill amortization	8.6	155.0	155.0	155.0	155.0	146.3
Total	39.6	182.3	177.9	177.9	177.9	167.9

The amounts are expressed in millions of euros.

New Products

      We acquired a suite of leading enterprise reporting products through the Crystal Decisions Acquisition that we believe will strengthen the enterprise reporting capability of our Business Intelligence product offerings. We recognized €22.6 million in net licenses and services revenues from these products during the 20 days following the acquisition.

      We released Enterprise 6, a new version of our core Business Intelligence products, in the second quarter of 2003. This was a key business driver in the second half of 2003 as it replaced our maturing product lines. Enterprise 6 represented 17% of total net license fees in 2003 and reached 34% of total net license fees in the fourth quarter of 2003.

      In August 2002, we acquired the technology for our data integration product family through the purchase of Acta. Data integration products added €12.4 million in net license fees in 2003, and €4.1 million in 2002, during the four months following the acquisition.

      In recent years, we have developed a suite of analytic applications products that have accounted for €22.8 million, €22.3 million and €9.0 million in net license fees in 2003, 2002 and 2001, respectively.

          1.3     Statement of income

1.3.1 Results of Operations

      The following table sets forth selected items from our consolidated statements of income expressed as a percentage of total revenues for the periods presented.

	Fiscal Year Ended
	December 31,

	2001	2002	2003

Revenues:
Net license fees	60	54	49
Services	40	46	51
Total revenues	100%	100%	100%

	Fiscal Year Ended
	December 31,

	2001	2002	2003

Cost of revenues:
Net license fees	1	1	1
Services	15	15	16
Total Cost of revenues	16%	16%	17%
Gross Margin	84%	84%	83%
Operating expenses:
Sales and marketing	49	49	45
Research and development	13	17	17
General and administrative	6	6	7
Acquired in-process technology	—	—	5
Restructuring costs	—	1	1
Total Operating expenses	68%	73%	75%
Income from Operations	16%	11%	8%
Interest income, net	2	2	1
Income before provision for income taxes	18	12	9
Exceptional income	1	2	1
Goodwill amortization	(1)	(2)	(5)
Provision for income taxes	(7)	(5)	(6)
Net consolidated income	11%	8%	(1)%
Gross Margin:
Net license fees	99	99	98
Services	62	66	69

1.3.2 Impact of Foreign Exchange Fluctuations on Results of Operations

      As noted in the section on Quantitative and qualitative disclosures about market risk, the Company is exposed to foreign exchange risk. Until 2003, we have generated a significant portion of our revenues and incurred a significant portion of our expenses in U.S. dollars, British pounds sterling and Japanese yen.

      The impact of fluctuations in foreign currency exchange rates on our net operating income has been mitigated by the fact that the level of our expenses denominated in currencies other than the euro tended to be largely offset by the level of our revenues denominated in currencies other than the euro. We cannot be sure that the impact on our operating result of fluctuations in foreign exchange rates will be minimized in the future.

1.4 Revenues

      The following table sets forth information regarding the composition of our revenues and changes between periods. The amounts are expressed in thousands of euros.

		Percent		Percent
	2001	Change	2002	Change	2003

Net license fees	279,153	(7)%	260,482	(6)%	243,991
Percentage of total revenues	60%		54%		49%
Services	185,794	21%	224,328	13%	253,605
Percentage of total revenues	40%		46%		51%
Total revenues	464,947	4%	484,810	3%	497,596

      Total revenues increased to €497.6 million in 2003, up from €484.8 million in 2002 and €464.9 million in 2001, representing increases of 3% from 2002 to 2003 and 4% from 2001 to 2002. The growth in total revenues in 2003 compared to 2002 was driven by a 13% increase in service revenues while net licenses revenues decreased 6%. The growth in total revenues in 2002 compared to 2001 was due to a 21% increase in service revenues while net licenses revenues decreased 7%.

Net license fees

      Net license fees decreased €16.5 million or 6% in 2003 compared to 2002. The 20 days of revenues from Crystal Decisions (included in the Business Intelligence Platform product family) and our first full year of data integration sales compared to only four months of sales in 2002 were offset by an unfavorable fluctuation in euro/ dollar exchange rates. While net license fees increased by 4% in Europe, they decreased by 20% in the United States.

      Business Intelligence Platform license revenues excluding €19.9 million license fees from Crystal Decisions decreased by 14% in 2003 compared to 2002 primarily due to an aging product line that was not updated until the release of Enterprise 6 in the second quarter of 2003. However, by the fourth quarter of 2003, our second full quarter selling Enterprise 6, Business Intelligence Platform net license fees grew by 5% quarter over quarter excluding the impact of fluctuations in foreign exchange rates.

      Revenues from net license fees decreased by approximately €18.7 million or 7% during 2002 compared to 2001. The decrease in net license fees in 2002 compared to 2001 was primarily caused by weak IT spending environments outside the United States.

Services

      Services revenues were comprised of revenues from maintenance, consulting and training activities.

      Revenues from services increased by approximately €29.3 million or 13% from 2002 to 2003. This compares to an increase of approximately €38.5 million or 21% from 2001 to 2002. Services increased in all geographic regions in 2003 and 2002.

      The increase in revenues from services for each period was primarily due to increases in maintenance resulting from the expansion of our installed customer base and our focus on the renewal of existing support contracts, which increased the percentage of our installed base paying for maintenance.

      If the rate of growth in our net license revenue declines further or flattens, our installed customer base may not grow at the same rates as achieved in the past, or if the percentage of the installed base paying for maintenance decreases, the rate of maintenance revenue growth could slow, and therefore could negatively impact our results of operations.

      The increase in service revenues in 2003 compared to 2002 is due to a €6.6 million increase in consulting revenues as we increased focus on our consulting business by expanding the breadth and depth of solutions we offer our clients.

          1.5                                   Cost of Revenues

      The following table sets forth information regarding our cost of revenues and period-to-period changes. The amounts are expressed in thousands of euros.

		Percent		Percent
	2001	Change	2002	Change	2003

Cost of Net license fees	2,389	37%	3,265	60%	5,219
Percentage of Net license fees revenues	1%		1%		2%
Cost of services	70,950	8%	76,414	3%	79,017
Percentage of services revenues	38%		34%		31%

Total cost of revenues	73,339	9%	79,679	6%	84,236
Percentage of total revenues	16%		16%		17%

Cost of Net license fees

      Cost of net license fees consists primarily of materials, packaging, freight, third-party royalties and amortization of developed technology. Cost of net license fees as a percentage of net license fee revenues increased slightly to 2% for 2003, up from 1% in 2002 and 2001. The increase in cost of net license fees in absolute euros was primarily due to the amortization of developed technology acquired through the acquisitions of Crystal Decisions in 2003 and Acta Technology, Inc. and Blue Edge in 2002 for a total of €2.1 million in 2003, €1.2 million in 2002 and zero in 2001.

      Cost of net license fees is expected to increase in absolute euros on a year over year basis due to the amortization of developed technology and other identified intangible assets acquired through the Crystal Decisions Acquisition.

Cost of Services

      Cost of services, which consist of the cost of providing maintenance, consulting and training, increased by approximately €2.6 million or 3% in 2003 compared to 2002. This compares to an increase of €5.5 million or 8% in 2002 compared to 2001.

      In 2003, cost of services decreased by 9% as a percentage of service revenues to a level of 31% as compared to 34% in 2002 and 38% in 2001. The trend of decreasing cost of services as a percentage of service revenues for all periods presented was primarily due to improved productivity in providing maintenance support, and a change in the mix of services sold whereby maintenance revenues which have a lower cost than the cost of consulting and training, represented an increasing percentage of total services revenues.

      The increase in cost of services in absolute euros of €2.6 million year-on-year is due to the growth in consulting services of €6.6 million as compared to 2002. To help customers succeed with their Business Intelligence initiatives, we invested heavily in the development of a comprehensive approach toward Business Intelligence deployments: the Business Intelligence Solution Accelerator. This methodology integrates technical and strategic consulting, life cycle learning and post implementation support to provide customers with a flexible deployment strategy.

      The increase in costs in absolute euros from 2001 to 2002 resulted primarily from an increase in average salaries due to hiring more senior people for our customer support group and increases in third party consulting fees to support our consulting group and to a lesser extent an increase in average salaries and increased facilities costs.

1.6	Operating Expenses

      The following table sets forth information regarding the composition of our operating expenses and changes between periods. The amounts are expressed in thousands of euros.

		Percent		Percent
	2001	Change	2002	Change	2003

Sales and marketing	227,500	4%	237,472	(6)%	222,671
Percentage of total revenues	49%		49%		45%
Research and development	61,751	29%	79,773	6%	84,736
Percentage of total revenues	13%		17%		17%
General and administrative	27,386	8%	29,697	29%	38,352
Percentage of total revenues	6%		6%		7%
Acquired in-process technology			2,034	N/A	23,654
Percentage of total revenues			0%		5%
Restructuring			4,116	59%	6,525
Percentage of total revenues			1%		1%

Total operating expenses	316,637	12%	353,092	6%	375,938
Percentage of total revenues	68%		73%		75%

Sales and Marketing

      Sales and marketing expenses were €222.7 million, or 45% of total revenues in 2003 as compared to €237.5 million, or 49% of total revenues in 2002 and €227.5 million, or 49% of total revenues in 2001. Sales and marketing expenses consist primarily of salaries and commissions, together with amounts paid for advertising and product promotion activities, and related facilities expenses.

      The decrease in absolute euros and as a percentage of total revenues in 2003 compared to 2002 was primarily due to the full year impact of the 2002 European restructuring plan and favorable fluctuations in foreign exchange rates that were partially offset by the 20 days contribution of Crystal Decisions (€8.6 million).

      The increase in absolute euros in 2002 compared to 2001 was primarily due to increases in the average cost per employee as the Company attracted more experienced sales people, and reflects the impact of the 2002 European restructuring plan as well as the costs directly related to the acquisition of Acta Technology, Inc.

Research and Development

      Research and development expenses were €84.7 million in 2003, or 17% of total revenues in 2003 as compared to €79.8 million, or 17% of total revenues in 2002, and €61.8 million or 13% of total revenues in 2001.

      Research and development expenses consist primarily of salaries, related benefits, retention bonuses due to employees who joined the Company as a result of the acquisition of Acta Technology, Inc., third party consultant fees, related facilities expenses and amortization of intangible assets allocated to employment contingencies. The increase in research and development expenses in 2003 in absolute euros was primarily due to the integration of former Crystal Decisions’ employees contributing for €2.2 million to research and development expenses and the full-year integration of Acta’s employees.

      The increase in research and development expenses in 2002, both as a percentage of total revenues and in absolute euros, was primarily due to increased expenses associated with the acquisition of Acta for ongoing salaries, the hiring of additional software engineers anticipating the launch of Enterprise 6 and to a lesser extent, to increases in facilities costs.

      The Company capitalizes eligible software development costs upon achievement of technological feasibility subject to net realizable value considerations. Based on the Company’s development process, technological feasibility is generally established upon completion of a working model. Research and development costs prior to the establishment of technological feasibility are expensed as incurred. Because the period between achievement of technological feasibility and the general release of the Company’s products has been of relatively short duration, costs qualifying for capitalization were insignificant during the years ended December 31, 2003, 2002 and 2001.

      The research and development organization grew to 936 employees at December 31, 2003, compared to 539 in 2002 and 517 in 2001.

General and Administrative

      General and administrative expenses were €38.4 million, or 7% of total revenues in 2003 as compared to €29.7 million, or 6% of total revenues in 2002 and €27.4 million, or 6% of total revenues in 2001. General and administrative expenses consist primarily of salaries, related benefits, fees for professional services including insurance, legal and accounting services, and allowances for doubtful accounts.

      The increase in general and administrative expenses in absolute euros in 2003 compared to 2002 was primarily due to the integration costs of the Crystal Decisions Acquisition and employee related costs, and to the expenses related to the 20 days that Crystal Decisions contributed to operating expenses of the combined company.

      General and administrative expenses increased in 2002 compared to 2001 due to higher legal expenses related to patent and other litigation, and increases in salary expenses due to increased staffing to support our growth.

      General and administrative expenses are expected to continue to increase in absolute euros but may vary as a percentage of revenues in the future.

      The general and administrative organization grew to 541 employees at December 31, 2003, compared to 269 in 2002 and 244 in 2001.

Acquired In Process Technology

      In-process research and development (“IPR&D”) represents projects that have not reached technological feasibility with no future alternative uses. In the fourth quarter 2003, at the time of the Crystal Decisions Acquisition, we classified certain Crystal Decisions products in development as IPR&D and wrote them off. The majority of the costs allocated to IPR&D related to the development and completion of versions 10 and 11 of Crystal Decisions’ products. The nature of the efforts required to develop the IPR&D into commercially viable products included the completion of all planning designing, prototyping, verification and testing activities necessary to establish that the products meet their design specifications, including functions, features and technical performance requirements. In-process technology expense is only expected to be incurred in periods in which acquisitions occur.

      Based on a valuation of the intangible assets acquired through the Crystal Decisions acquisition, $28.0 million (€23.7 million) have been allocated to IPR&D projects and expensed at the completion date of the acquisition.

      At December 11, 2003, version 10 products were approximately 89% complete, with estimated costs to complete of approximately $3.2 million (€2.6 million). Management expects version 10 products to be completed by the end of the quarter ended June 30, 2004. At December 11, 2003, version 11 products were approximately 8% complete, with estimated costs to complete of approximately $25.8 million (€21.2 million). Management expects version 11 products to be completed by the end of fiscal 2004, without being able to guarantee this date.

      In August 2002, we acquired all the outstanding shares of Acta Technology, Inc. (“Acta”), a privately held data integration vendor for a total purchase price of $65.5 million (€66.6 million). Based on a valuation of the intangible assets, $2.0 million (€2.0 million) were allocated to acquired in-process technology (“IPR&D”), which was expensed at the date of acquisition.

Business Restructuring Charges

Restructuring charges related to the Crystal Decisions Acquisition

      Prior to the Crystal Decisions Acquisition, we began to assess and formulate a plan to restructure the combined company’s operations to eliminate duplicative activities, focus on strategic products and reduce the company’s cost structure. We approved and committed to the plan shortly after the completion of the acquisition.

      A restructuring charge of €6.0 million related to pre-acquisition Business Objects has been accounted for, consisting primarily of severance and related benefits for 159 employees across all functions worldwide. The Company plans to pay the severance and other related benefits by the second quarter of 2004. These charges were not accounted for in the purchase price allocation. The Company anticipates that there will be additional restructuring charges related to exiting certain facilities previously leased by Business Objects in 2004 for approximately €2.6 million.

      In addition, qualifying restructuring expenses related to Crystal Decisions were accounted for in the purchase price allocation, totaling €11.1 million. These charges relate to costs associated with exiting activities of Crystal Decisions, primarily severance and other employee benefits related to the planned termination of 194 employees worldwide. Other related restructuring charges consisted primarily of the cost of vacating duplicate facilities and future minimum lease payments.

      We estimate cost savings of approximately €16.0 million in the full year following completion of the restructuring plan related to the Crystal Decisions Acquisition at foreign exchange rates as of December 31, 2003.

Other restructuring charges

      During the quarter ended June 30, 2002, the Company implemented a restructuring plan to eliminate 50 positions in the Company’s European field operations in order to better align the Company’s revenues and costs structure in Europe in response to the region’s overall weak IT spending environment. In addition, the Company eliminated excess office space in France, Italy, Spain and Switzerland. Implementation of the plan resulted in restructuring charges to earnings totaling €4.1 million. As of December 31, 2003, the plan is completed. The remaining €0.4 million accrual represented estimated remaining legal costs or payments to terminated employees who have initiated legal action against us.

1.7	Financial Income

      The following table sets forth information regarding the Company’s financial income, net. The amounts are expressed in thousands of euros.

		Percent		Percent
	2001	Change	2002	Change	2003

Net Interest income	9,364	(12)%	8,202	(21)%	6,477
Net exchange gains & losses	(12)	N/A	(796)	(0)%	(798)

Financial income	9,352	(21)%	7,406	(23)%	5,679

      Financial income primarily represents net interest income/(losses) and net losses resulting from foreign currency exchange rate changes.

      Net interest income totaled €6.5 million in 2003, €8.2 million in 2002 and €9.4 million in 2001. The decrease in net interest income in 2003 compared to 2002 resulted from a decrease in average interest rates compared to 2002 and a decrease in liquidity at the end of year due to the Crystal Decisions Acquisition.

      The decrease in financial income from 2002 compared to 2001 resulted from a decrease in average interest rates compared to 2001, partially offset by an increase in invested cash.

1.8	Exceptional Income

      The following table sets forth information regarding the Company’s exceptional income. The amounts are expressed in thousands of euros.

	Fiscal Year Ended
	December 31,

	2001	2002	2003

Exceptional gains	2,808	15,734	6,737
Exceptional losses	(215)	(4,802)	—

Exceptional income	2,593	10,932	6,737

      Exceptional income totaled a net gain of respectively €6.7 million in 2003 and €10.9 million in 2002 and €2.6 million in 2001.

      Exceptional gains totaling €6.7 million in 2003 include four quarterly installments of $1.75 million, pursuant to the terms of the agreement in settlement of the patent infringement lawsuit against Cognos signed in May 2002. While 2002 installments covered past use of the patent, 2003 payments relate to the present use. In addition, exceptional gains in 2002 included three payments received from Brio Software, Inc. (“Brio”) pursuant to the terms of the agreement in settlement of the patent infringement lawsuit against Brio.

      Exceptional losses in 2002 included legal fees related primarily to the patent infringement lawsuit against Cognos. The Company incurred additional litigation expenses during 2003. As no exceptional gains related to litigations have been recognized, legal fees are included in operating expenses.

      During May 2002, the Company entered into an agreement in settlement of our patent infringement lawsuit against Cognos, Inc. and Cognos Corporation (collectively “Cognos”). Under the terms of the agreement, Cognos net licensed the rights to our technology under patent number 5,555,403 in exchange for payments totaling $24.0 million. The net license covers both past and future use of our technology. A $10.0 million (€10.4 million) first installment representing past use was received during June 2002 and classified as Exceptional Gain in the Consolidated Statements of Income for the quarter ending June 30, 2002, net of $3.1 million (€3.4 million) of related legal expense. The remaining balance represents Cognos’ future use of our patented technology and is due in eight quarterly installments of $1.75 million commencing the quarter ended September 30, 2002. Due to inherent uncertainties regarding performance on the part of Cognos in making the future payments over 2003 and 2004, the Company will recognize the remaining settlement as exceptional income once the amounts become due. For the year ended December 31, 2003, the Company recognized net exceptional income of $7.0 million (€6.3 million), including the four quarterly installments of $1.75 million. For the year ended December 31, 2002, the Company recognized net exceptional income of $10.4 million (€10.7 million) related to the Cognos settlement, comprised of the $6.9 million (€7.1 million) net June 2002 payment plus two quarterly installments of $1.75 million (total of €3.6 million) received in July and October 2002.

      Payments related to the settlement of the Company’s patent infringement lawsuit against Brio are included above in 2002 and 2001 exceptional gains. As part of the settlement, the Company dismissed its pending lawsuit against Brio involving the Company’s U.S. patent number 5,555,403 and Brio dismissed its pending lawsuit against the Company involving patent number 5,915,257 and agreed to pay us $10.0 million (€11.3 million) payable quarterly in $1 million payments beginning September 30, 1999. The Company received and recognized in exceptional income $1.5 million (€1.6 million) from Brio under the settlement during the year ended December 31, 2002, compared to $2.5 million (€2.8 million) in 2001 and $4.0 million (€4.3 million) in 2000. As of December 31, 2002, the settlement has been paid in full.

1.9	Income Taxes

      The following table sets forth information regarding the Company’s income taxes. The amounts are expressed in thousands of euros.

		Percent		Percent
	2001	Change	2002	Change	2003

Provision for income taxes	31,346	(24)%	23,813	24%	29,606
Effective tax rate	38%		39%		112%

      Income taxes totaled €29.6 million in 2003, €23.8 million in 2002 and €31.3 million in 2001. This represented an effective income tax rate of 112% in 2003, 39% in 2002 and 38% in 2001. Our effective tax rate increased in 2003 from 2002 due to the impact of charges for acquired in-process technology related to the Crystal Decisions Acquisition which were not deductible for income taxes, and to a significant increase in Goodwill amortization related to the Crystal Decisions Acquisition.

      Our effective tax rate grew in 2002 as compared to our effective tax rate in 2001 due to the impact of charges for acquired in-process technology related to the Acta Technology acquisition which were not deductible for income taxes, partially offset by a decrease in the French statutory rate to 35.43% in 2002 from 36.38% in 2001.

1.10	Amortization of Goodwill

      Goodwill amortization was €23.3 million in 2003, as compared to €9.3 million in 2002 and €5.0 million in 2001. Net goodwill totaled €804.2 million at December 31, 2003, as compared to €63.5 million and €15.5 million at December 31, 2002 and 2001 respectively.

      Goodwill amortization expense was approximately 5% of total revenues for 2003, 2% for 2002, and 1% for 2001. Goodwill and intangible asset amortization expense increased in 2003 over 2002 due to the purchase of Crystal Decisions.

      During all periods presented, goodwill has been amortized over its estimated useful life of five years, and intangible assets have been amortized over useful lives ranging from one to five years.

      The Company expects the Goodwill amortization to reach €155.0 million in 2004, and the amortization of identified intangible assets to reach €22.9 million in 2004, at foreign exchange rates as of December 31, 2003.

      Since January 2002, the amortization of goodwill constitutes a major difference between French GAAP and U.S. GAAP, since goodwill and indefinite lived intangible assets are no longer amortized under U.S. GAAP but are reviewed annually for impairment, or more frequently if impairment indicators arise.

1.11	Reconciliation of net income under U.S. and French GAAP

      The following table sets forth the reconciliation of net income under U.S. and French GAAP (in thousands of euros):

	Year Ended December 31,

	2001	2002	2003

Net income (loss) in accordance with U.S. GAAP	50,544	42,861	21,211
Goodwill amortization		(5,555)	(25,535)
Forward contracts			(199)
Deferred compensation			1,450
Net income (loss) in accordance with French GAAP	50,544	37,306	(3,073)

      See note 28 to the consolidated financial statements for more detailed explanations.

1.12	Liquidity and Capital Resources

		Percent		Percent
	2001	Change	2002	Change	2003

Working capital	219,747	1%	221,005	(35)%	142,616
Cash, cash equivalents and short-term investments(1)	283,301	(6)%	267,588	(30)%	188,318
Net cash provided by operating activities	82,791	(26)%	61,030	16%	70,862
Net cash used for investing activities	(35,264)	293%	(138,781)	(12)%	(122,091)
Net cash provided by financing activities	4,310	453%	23,845	(25)%	17,888

The amounts are expressed in thousands of euros.

(1)	excluding shares held by Business Objects Option LLC as of December 31, 2003

     Cash and cash equivalents amounted to €188.3 million at December 31, 2003, decreasing for €79.3 million compared to December 31, 2002. In addition, we accounted for €152.6 million in the consolidated balance sheet representing 5,637,878 million shares issued in the course of to the Crystal Decisions Acquisition on December 11, 2003 and held by Business Objects LLC as part of a total of 6,310,234 options held by Business Objects Options LLC. These shares represent shares issuable upon exercise of the options held by former Crystal Decisions optionees.

      For all periods presented, our operations have funded themselves, as well as investing activities.

Net cash provided by operating activities

      The increase in net cash provided by operating activities from 2002 to 2003 was primarily due to net earnings after elimination of non-cash items, the growth in differed revenues partially offset by an increase in accounts receivable, and a decrease in accrued payroll and income taxes payable. This excludes the impact of an unrealized loss on the options amounting to €80.3 million that was recorded as of December 31, 2003 based on the difference between the fair value of the 5,641,173 shares held by Business Objects Option LLC, totaling €152.7 million, and the exercise price of the underlying options of €72.4 million.

      Deferred revenues primarily increased because our installed customer base continued to expand and because the maintenance revenues recognized over the term of the maintenance contract have been fully recognized. In addition, the fluctuations in euro/ dollar and British pounds sterling/ dollar exchange rates were favorable to the part of revenues issued in euros or British pounds sterling.

      Net cash provided by operating activities increased to €70.9 million in 2003, from €61.0 million in 2002 and €82.8 million in 2001. The decrease in net cash provided by operating activities from 2001 to 2002 was primarily due to the increases in our costs of sales for services and our operating expenses, particularly our research and development expenses which grew from 13% of revenues to 17% of revenues, and to approximately €4.1 million of restructuring costs in 2002. The increase in net cash provided by operating activities from 2002 to 2003 was primarily due to increases in revenues, especially in services where our installed customer base continued to expand and more customers chose to renew their support contracts, and from cash received as deferred maintenance revenues.

Net cash used by investment activities

      Net cash used by investment activities totaled €35.3 million in 2001, €138.8 million in 2002 and €122.1 million in 2003. The increase in net cash used by investing activities from 2001 to 2002 was primarily due to the acquisition of Acta for €66.6 million including direct transaction costs paid in cash for €62.9 million net of cash received totaling €3.1 million, the purchase of short term investments for €44.5 million, and the purchase of €12.2 million of property and equipment.

      The increase of €72.3 million in net cash used by investing activities excluding purchases/proceeds from sales of short term investments from 2002 to 2003 resulted primarily from a cash payment of €258.1 million related to the Crystal Decisions Acquisition, plus direct transaction costs for €7.2 million, net of acquired cash for €102.8 million.

Net cash provided by financing activities

      Financing activities provided €4.3 million in cash in 2001, €23.8 million in 2002 and €17.9 million in 2003. Financing activities in 2003 included €24.9 million related to the issuance of Ordinary Shares pursuant to the stock option exchange program for its eligible employees. In addition, notes payable of the Company have been reduced by €7.0 million in 2003.

      Financing activities in 2002 included €17.1 million from the issuance of Ordinary Shares under employee stock option plans, €10.8 million from an increase in escrow payable due shareholders and employees, including €9.3 million related to the Acta Technology, Inc. acquisition, partially offset by the €4.1 million purchase of treasury shares at a weighted-average price of €16.34 per share.

      The following table summarizes our outstanding cash commitments as of December 31, 2003. We are not aware of any provisions that would accelerate our commitments. In addition, we have outstanding standby letters of credit totaling a €5.6 million as security for our San Jose, California facility. The letters of credit are fully secured by restricted cash deposits.

	Payments Due by Period

		Within			After
Contractual Obligations	Total	1 Year	2 - 3 Years	4 - 5 Years	5 Years

Long-term Debt	7,783	7,783
Operating Leases	153,568	26,754	45,453	40,455	40,906
Profit Sharing Plan	4,653	4,653
Total Contractual Cash Obligation	166,004	39,190	45,453	40,455	40,906

The amounts are expressed in thousands of euros.

     Our principal source of liquidity is our operating cash flow. There is a risk that a decrease in demand for our products could reduce the availability of operating cash flow; however, we believe that cash from operations together with existing cash and cash equivalents will be sufficient to meet our cash requirements in the foreseeable future. Although we expect to continue generating cash from operations, we may seek additional financing from debt or equity issuances, which we believe would be on reasonable terms.

 2. Unconsolidated Results of Business Objects S.A. during the Fiscal Year 2003

      During fiscal year 2003, total revenue decreased slightly by €1.7 million or 0.8% over the prior period to reach €205.3 million. Revenues of Business Objects S.A. have not been impacted by the Crystal Decisions Acquisition completed at December 11, 2003.

      Revenue includes sales of net licenses representing 19% of total revenues or approximately €38.5 million (€33.0 million in 2002), services representing 18% or approximately €36.4 million (€32.2 million in 2002) and royalties received from Business Objects subsidiaries representing 55% of total revenue or approximately €113.5 million (€128.2 million in 2002). The structure of the different revenue streams in fiscal year 2003 is globally consistent with the prior period, although the weight of net license fees and service revenues slightly increases compared to the weight of intercompany royalties received. Other revenue representing approximately 8% of total revenue mainly relates to cost offsets (specific accounting treatment in France of cost relief).

      Operating income amounted to €16.6 million compared to €30.6 million in 2002, a decrease of €14.0 million or 46%. This decrease is due to lower revenues and to the Crystal Decisions acquisition related expenses, including restructuring costs concerning, among other, research and development accounted for as restructuring charges. Net income from financial activities decreased from €6.8 million in 2002 to €5.9 million in 2003, because of a decrease in interest income of €3.1 million, partially reversed by the decrease of

€2.2 million in interest expenses. As a result of those variances, income before tax and exceptional items decreased by €14.9 million, or 40% between both periods, to reach €22.5 million.

      The variance in exceptional result from €11.1 million in 2002 up to €57.5 million in 2003 (an increase of €46.4 million) is mainly due to the reorganization of the Intellectual Property rights within Business Objects following the Crystal Decisions Acquisition, and to the transfer of the European rights, excluding France, of the Company to its fully owned subsidiary ABO Software Ltd (Ireland). Concerning the impact of the agreement concluded with Cognos on the exceptional result, please refer to chapter 1.8 of the report.

      Net income, after the profit sharing impact (including the French profit sharing) of €4.7 million (€3.8 million in 2002) and after tax benefits of €18.7 million (€16.7 million in 2002), amounts to €56.7 million in 2003, resulting in a 103% increase from €28.0 million in 2002.

 3. Future Orientation of the Company

      Our business strategy is focused on three key Business Intelligence opportunities:

      Lead the market in enterprise standardization. Companies are beginning to select a standard Business Intelligence solution for their enterprise and we believe this is a significant business opportunity. As enterprises realize the benefits of deploying Business Intelligence software, they often look to standardize on a single enterprise-wide solution that can maximize their return on investment. To capitalize on this opportunity, we have designed our software to be used throughout the enterprise by the maximum number of users with the intention of enabling companies to obtain all the components necessary for their Business Intelligence deployment from a single supplier.

      Capitalize on the growing demand for Enterprise Performance Management. EPM is the combination of Business Intelligence, metrics and methodologies to improve enterprise performance. EPM has become a significant force in the market due to a number of factors. The recent economic downturn highlighted managements’ need to use operational dashboards to help their companies more closely monitor their performance. There is a general increase in demand for financial transparency and control. There is pressure for companies to show a real return on their investments in Enterprise Resource Planning (“ERP”) and Customer Relationship Management (“CRM”) systems. While the concepts of EPM are not new, the ability of companies to implement EPM applications is finally possible. Today, the enabling infrastructure of data warehouses and ERP and CRM systems are in place to make EPM meaningful. We believe that we are well-positioned to take advantage of the market interest in EPM applications.

      Address Demand by developers for embedded Business Intelligence functionality. A significant component of our business, strengthened by our acquisition of Crystal Decisions, is the use of Business Intelligence technology embedded within other enterprise software applications. Customers of numerous independent software vendors (“ISVs”) require that the ISVs offer reporting functionality as an embedded complement to the ISV’s primary software applications. Corporate application developers often need to embed reports into custom applications and require the use of object-oriented reporting technology to efficiently address the need. We believe the third-party and custom application market to be strong and that we are well positioned to be successful.

4.	Research and Development Activities

      The research and development organization has been strengthened by the Crystal Decisions employees, growing to 936 employees at December 31, 2003, compared to 539 in 2002 and 517 in 2001.

      The Company capitalizes eligible software development costs upon achievement of technological feasibility subject to net realizable value considerations. Based on the Company’s development process, technological feasibility is generally established upon completion of a working model. Research and Development costs prior to the establishment of technological feasibility are expensed as incurred.

      We believe that innovation, timeliness of product releases and high product quality are essential to maintain a competitive position. Consequently, we dedicate considerable resources to development efforts to enhance existing products and to develop new products. To date, Business Objects has relied primarily on internal development of its products, but has from time to time licensed or acquired technology or products from third parties. The product development group is responsible for the design, development and release of product enhancements, upgrades and new products and has two large development centers in Levallois-Perret, France and Vancouver, Canada. We also have significant development teams in San Jose, California, and smaller groups located in the U.K. and, through an independent third party, India.

      Research and development expenses were €84.7 million in 2003, €79.8 million in 2002 and €61.8 million in 2001. Our customers did not fund any material research and development activities in any of these years.

5.	Acquisitions

          Crystal Decisions Acquisition

      The total purchase price, in accordance with French generally accepted accounting principles, amounts to $1,199.2 million (€989.7 million), and includes the following items:

—	the payment of $307.6 million (€258.1 million) in cash,

—	approximately 29.6 million newly issued Business Objects Ordinary Shares or ADS (American Depository Shares), valued at Business Objects average market price per share of $32.986 (€27.07), as listed on the Nasdaq National Market for the 5 days up to and including the measurement date of December 11, 2003. This issuance includes 6.3 million ordinary shares to Business Objects Option LLC issued to serve the options held by employees of Crystal Decisions entitling the holders to purchase Business Objects’ ADS,

—	minus the total price of $93.9 million (€77.1 million), representing the underlying options converted into 6.3 million Business Objects options, according to the Merger Agreement conversion rate,

—	expenses related to the acquisition and amounting to $8.8 million (€7.2 million), after tax.

      The total purchase price was allocated to the following fair values of Crystal Decisions’ assets and liabilities as of December 11, 2003:

Net tangible assets acquired	€48.5
Developed technology	75.2
Customer related intangibles and trade marks	41.1
In-process technology	23.7
Goodwill	801.2
Total Purchase Price, French GAAP	€989.7

The amounts are expressed in millions of euros.

Restructuring

      In December 2003, prior to the Crystal Decisions Acquisition, we began to assess and formulate a plan to restructure the combined company’s operations to eliminate duplicative activities, focus on strategic products and reduce the Company’s cost structure. We approved and committed to the plan shortly after the completion of the acquisition. The plan consists primarily in the involuntary termination of 353 employees and the exit of certain facilities.

      The charge of €6.0 million related to pre-acquisition Business Objects has been expensed in 2003. This charge consisted primarily of severance and related benefits for 159 employees across all functions worldwide and duplicative facilities in the Americas, Europe, Japan and Asia Pacific. The Company plans to pay the severance and other related benefits during 2004. In addition, we expect to incur charges of approximately €2.6 million in 2004 related to the exit of duplicative facilities pursuant to the pre-acquisition plan.

      The charge of €11.1 million related to pre-acquisition Crystal Decisions has been accounted for in the purchase price allocation and consisted primarily of severance and related benefits for 194 employees across all functions worldwide and duplicative facilities in the Americas, Europe and Japan. Benefits of approximately €0.9 million had been paid as of December 31, 2003. The Company expects to pay the remaining liability during 2004. Costs to abandon facilities primarily include future minimum lease payments through 2008, net of estimated sublease income, that are expected to be remaining once the facilities are vacated. The balance of the accrued restructuring charges included as a cost of acquisition related to pre-acquisition Crystal Decisions were as follows at December 31, 2003:

		Costs to Abandon
	Employee Severance and	Duplicative
	Other Related Benefits	Facilities	Total

Restructuring costs	€8.8	€2.2	€11.1
Cash payments during 2003	(€0.9)	—	(€0.9)
Impact of fluctuation in foreign exchange rates	(€0.2)	—	(€0.2)
Balance at December 31, 2003	€7.7	€2.2	€9.9

The amounts are expressed in millions of euros.

     The restructuring accruals were based on our best estimates. However, if actual amounts paid for the pre-acquisition Crystal Decisions restructuring activities differ from those we estimated, the purchase price allocation may be adjusted in future periods. If actual amounts paid for the pre-acquisition Business Objects restructuring differ from those the Company estimated, our liability would be adjusted as an increase or decrease to expense in the period that we change the estimate.

      The impact of restructuring charges is detailed in the above section 1.6 Operating Expenses, “Business Restructuring Charges”.

      The impact of the acquisition on the operating income is detailed in the section 1.2 Keys Events, “Acquisition of Crystal Decisions” of the present document.

Acta Technology, Inc.

      On August 23, 2002, the Company acquired all outstanding shares of Acta Technology, Inc. (“Acta”), a privately held data integration software vendor. The results of Acta’s operations have been included in the consolidated financial statements since that date. The acquisition provides Business Objects with a comprehensive enterprise analytic platform for the delivery of custom-developed and pre-packaged analytic applications.

      The aggregate purchase price, denominated in U.S. dollars, was $65.5 million (€66.6 million) in cash, including $0.7 million (€0.7 million) of transactions costs. Of the purchase price, $9.3 million (€8.9 million) has been placed in a stockholder escrow account. In addition, another $0.9 million (€0.9 million) has been placed in an employee escrow account, representing withholdings from payments due to Acta management pursuant to change of control clauses and other employees’ future bonuses. Both funds are security for the indemnification obligations set forth in the merger agreement, and will be available for release in February 2004, subject to claims for indemnification. The Company has accounted for the escrow funds on its consolidated balance sheet as financial assets, and it has recorded a related short-term liability for $9.3 million (€8.9 million) due to former Acta stockholders in February 2004, and $0.4 million (€0.4 million) due to employees over the next 3 years.

      The Acta acquisition has been accounted for under the purchase method of accounting. Based upon a valuation of Acta’s intangible assets, $2.0 million (€2.0 million) of the purchase price was allocated to in-process research and development which was written off at the date of acquisition. Other intangible assets include developed technology of $4.5 million (€4.6 million) and maintenance contracts of $2.7 million (€2.7 million), both of which will be amortized straight-line over a 5-year estimated useful life. The remaining balance of the purchase price corresponds to goodwill.

      During 2003, the lease for Acta’s Mountain View, California facility was terminated through an action to take the property by eminent domain. Upon termination of the lease, the remaining €2.2 million accrual related to this facility was reversed as an adjustment to goodwill.

6.	Activity of Subsidiaries

      Segment

      The Company recognizes its net license revenue from three product families: Business Intelligence Platform, Enterprise Analytic Applications, Data Integration. The Company does not track services revenues by product family as it is impracticable to do so. The following table summarizes net license revenue recognized from each family.

	Year Ended December 31,

	2001	2002	2003

Business Intelligence Platform(1)	270,178	234,044	208,782
Enterprise Analytic Applications	8,975	22,315	22,828
Data Integration		4,123	12,381

Total Net License Revenue	279,153	260,482	243,991

The amounts are expressed in thousands of euros.

(1)	including €19.9 million of Crystal Decisions products

     Geography

      Operations outside of France consist principally of sales, marketing, finance and customer support. As previously noted, research and development activities are primarily based in France, and, since the Crystal Decisions Acquisition, in Canada, and in India through an outsourced team.

      The following is a summary of operations within geographic area:

	Year Ended December 31,

	2001	2002	2003

Revenues
France	67,589	57,299	63,961
Rest of Europe	180,860	169,096	178,895
Americas	183,743	226,922	214,638
Rest of World	32,755	31,493	40,102

Total revenues	464,947	484,810	497,596

The amounts are expressed in thousands of euros.

     The following is a summary of long-lived assets within geographic area:

	Year Ended December 31,

	2001	2002	2003

Long-lived assets
France	13,115	13,405	12,771
Rest of Europe	24,228	17,431	85,335
Americas	27,712	95,174	901,813
Rest of World	4,775	4,284	3,223

Total long-lived assets	69,830	130,294	1,003,142

The amounts are expressed in thousands of euros.

     The following is a summary of operating income within geographic area:

	Year Ended December 31,

	2001	2002	2003

Operating income (loss)
Americas	7,595	(33,454)	(37,329)
France	38,563	75,165	53,701
United Kingdom	16,111	1,694	4,056
Rest of Europe	11,444	7,359	13,144
Asia Pacific	1,258	1,275	3,850

Total operating result	74,971	52,039	37,422

The amounts are expressed in thousands of euros.

7.	Outstanding Share Ownership

      As of December 31, 2003, the number of issued shares was 94,903,697 representing 88,098,585 voting rights as well as 1,067,675 treasury shares, and 5,737,437 American Depository Shares owned by Business Objects Options LLC, an indirectly wholly owned subsidiary of the Company, both without voting rights. As of February 29, 2004, the number of issued shares was 95,086,539 representing 88,952,984 voting rights and 1,067,675 treasury shares as well as 5,065,880 ADSs owned by Business Objects Options LLC, both without voting rights.

      The following table presents the number of shares or ADS of the Company and the percentage of voting rights owned by (i) shareholder or holder of ADS holding at least 5% of the share capital to the best knowledge of the Company, (ii) each Director of the Company, and (iii) each Executive Officer of the Company. To the best of our knowledge, no other person or company, than person and company referred in the table below, controls, directly or indirectly, alone or in concert, the Company.

	As of February 29, 2004

	Number of Shares	% Voting
Shareholders	Owned	Right

5% or More Shareholders(1)
New SAC and CB Cayman	21,637,329	24.32%
FMR Corp.	6,313,417	7.10%
Directors
Bernard Liautaud	1,278,061	1.44%
John Olsen	1,003	*
Albert Eisenstat	42,003	*
Arnold Silverman(2)	199,879	*
Gerald Held	2,000	*
Bernard Charlès	55,003	*
Jean-François Heitz	2,000	*
David Peterschmidt	2,000	*
David Roux(3)	21,657,523	24.35%
Executive Officers
James Tolonen	—	—
Susan Wolfe	—	—
David Kellogg	19,090	*
Hervé Couturier	500	*
Number of Shares	95,086,539	—
Number of Voting Rights(4)	88,952,984	100.00%

(1)	Information related to holders of more than 5% of the outstanding shares was obtained from filings made with the Securities & Exchange Commission in the United States and/or filings made in France with the Company and with the Autorité des Marchés Financiers.

(2)	Arnold Silverman holds 199,876 shares through the Silverman Family Trust.

(3)	David Roux directly owns 20,194 shares representing the equivalent number and 0.32% of the voting rights and he indirectly owns as director of New SAC and CB Cayman their 21,637,329 shares representing the equivalent number and 24.32% of the voting rights.

(4)	The difference between the number of shares and the number of voting rights is due to treasury shares and the ADS owned by Business Objects Option LLC.

(*)	Less than 1%.

     Except otherwise indicated, each person has sole voting power (or shares such power with his or her spouse) with respect to the shares.

      There is no share with double voting rights.

      On February 29, 2004, the employees owned directly or through the FCPE Business Objects Actionnariat 0.49% of the shares capital. Accordingly, the employees owned 0.20% of the voting rights and the FCPE Business Objects Actionnariat owned 0.32% of the voting rights.

8.	Allocation of Net Income 2003

      The Company has not paid any dividends for the three periods ended December 31, 2002, 2001 and 2000. The Board of Directors will recommend the Shareholders Meeting approving the financial statements to allocate 2003 total net income to legal reserve and retained earnings..

9.	Significant Subsequent Events and Litigation

MicroStrategy

      On October 17, 2001, we filed a lawsuit in the United States District Court for the Northern District of California against MicroStrategy, Incorporated (“MicroStrategy”) for alleged patent infringement. The lawsuit alleges that MicroStrategy infringes on our United States Patent No. 5,555,403 by making, using, offering to sell and selling its product currently known as MicroStrategy Version 7.0. Our complaint requests that MicroStrategy be enjoined from further infringing the patent and seeks an as-yet undetermined amount of damages. On June 27, 2003, MicroStrategy filed a motion for summary judgment that its products do not infringe our patent. On August 29, 2003, the Court ruled that our patent was not literally infringed and that we were estopped from asserting the doctrine of equivalents and dismissed the case. We have appealed the Court’s judgment to Court of Appeals for the Federal Circuit and anticipate a ruling on the appeal in early 2005.

      On October 30, 2001, MicroStrategy filed an action for alleged patent infringement in the United States District Court for the Eastern District of Virginia against us and our subsidiary, Business Objects Americas. The complaint alleges that our software products, BusinessObjects Broadcast Agent Publisher, BusinessObjects Broadcast Agent Scheduler and BusinessObjects Infoview, infringe MicroStrategy’s United States Patent No. 6,279,033 and 6,260,050. In December 2003, the Court dismissed MicroStrategy’s claim of infringement on patent number 6,279,033 without prejudice. Trial on patent number 6,260,050 originally set for April 12, 2004 has been continued by the Court to June 2004. We believe that MicroStrategy’s claims are meritless, and will continue to defend the lawsuits vigorously.

      In April 2002, MicroStrategy obtained leave to amend its patent claims against us to include claims for misappropriation of trade secrets, violation of the Computer Fraud and Abuse Act, tortuous interference with contractual relations and conspiracy in violation of the Virginia Code seeking injunctive relief and damages. On December 30, 2002 the Court granted our motion for summary judgment and rejected MicroStrategy’s claims for damages as to the causes of action for misappropriation of trade secrets, Computer Fraud and Abuse Act and conspiracy in violation of the Virginia Code. Trial of the trade secret claim for injunctive relief and the sole remaining damages claim for tortious interference with contractual relations started on October 20, 2003. On October 28, 2003, the Court granted judgment as a matter of law in our favor and dismissed the jury trial on MicroStrategy’s allegations that we tortiously interfered with certain employment agreements between MicroStrategy and its former employees. The Court took MicroStrategy’s claim for misappropriation of trade secrets under submission and has yet to rule. The only relief which remains available under the Court’s prior rulings is for an injunction. MicroStrategy also seeks an award of its attorneys’ fees in an undisclosed amount, should they prevail on the injunction claim. We do not believe that any attorneys’ fees awarded will be material.

      On December 10, 2003, MicroStrategy filed an action for patent infringement against Crystal Decisions in the United States District Court for the District of Delaware. We became a party to this action when we acquired Crystal Decisions. The complaint alleges that the Crystal Decisions software products Crystal Enterprise, Crystal Reports, Crystal Analysis and Crystal Applications infringe MicroStrategy’s United States Patent No. 6,279,033, 6,567,796 and 6,658,432. The complaint seeks relief in the form of an injunction, unspecified damages and an award of treble damages. Our investigation of this matter is at a preliminary stage and no discovery has been obtained. As a result, we are not in a position to opine as to the merits of the suit or the potential exposure to us. We intend vigorously to defend this case.

      We believe that we have meritorious defenses to MicroStrategy’s various allegations and claims in each of the suits and we intend to continue to defend ourselves vigorously. However, because of the inherent uncertainty of litigation in general, and the fact that the discovery related to certain of these suits is ongoing, we cannot ensure that we will ultimately prevail. Should MicroStrategy ultimately succeed in the prosecution of its claims, we could be permanently enjoined from selling some of our products and deriving related maintenance revenues. In addition, we could be required to pay substantial monetary damages to MicroStrategy. Litigation such as the suits MicroStrategy has brought against us can take years to resolve and can be expensive to defend. An adverse judgment, if entered in favor of any MicroStrategy claim, could seriously harm our business, financial position and results of operations and cause our stock price to decline substantially. In addition, the MicroStrategy litigation, even if ultimately determined to be without merit, will be time consuming to defend, divert our management’s attention and resources and could cause product shipment delays or require us to enter into royalty or license agreements. These royalty or license agreements may not be available on terms acceptable to us, if at all, and the prosecution of the MicroStrategy allegations and claims could significantly harm our business, financial position and results of operations and cause our stock price to decline substantially.

Vedatech Corporation

      In November 1997, Vedatech Corporation (“Vedatech”) commenced an action in the Chancery Division of the High Court of Justice in the United Kingdom against Crystal Decisions (UK) Limited, now a wholly owned subsidiary of Business Objects Americas. The liability phase of the trial was completed in March 2002, and Crystal Decisions prevailed on all claims except for the quantum meruit claim. The court ordered the parties to mediate the amount of that claim and, in August 2002, the parties came to a mediated settlement. The mediated settlement was not material to Crystal Decisions’ operations and contained no continuing obligations. In September 2002, however, Crystal Decisions received notice that Vedatech was seeking to set aside the settlement. The mediated settlement and related costs were accrued in the consolidated financial statements. In April 2003, Crystal Decisions filed an action in the High Court of Justice seeking a declaration that the mediated settlement agreement is valid and binding. In connection with this request for declaratory relief Crystal Decisions paid the agreed settlement amount into court.

      In October 2003, Vedatech and Mani Subramanian filed an action against Crystal Decisions, Crystal Decisions (UK) Limited and Susan J. Wolfe, Vice President, General Counsel and Secretary of Crystal Decisions, in the United States District Court, Northern District of California, San Jose Division, alleging that the August 2002 mediated settlement was induced by fraud and that the defendants engaged in negligent misrepresentation and unfair competition. In October 2003, Crystal Decisions (UK), Crystal Decisions (Japan) K.K. and Crystal Decisions, Inc. filed an application with the High Court of Justice claiming the proceedings in the United States District Court, Northern District of California, San Jose Division were commenced in breach of an exclusive jurisdiction clause in the settlement agreement and requesting injunctive relief to restrain Vedatech from pursuing the United States District Court proceedings. A hearing in the High Court of Justice took place in January 2004 to determine whether the injunction should be granted. The hearing was continued and concluded on March 9, 2004. The court has not yet rendered its decision, and we cannot assure you that the outcome will be favorable to it.

      Although we believe that Vedatech’s basis for seeking to set aside the mediated settlement and its claims in the October 2003 complaint is meritless, the outcome cannot be determined at this time. If the mediated settlement were to be set aside such an outcome could adversely affect our financial position, liquidity and results of operations.

Informatica

      On July 15, 2002, Informatica Corporation (“Informatica”) filed an action for alleged patent infringement in the United States District Court for the Northern District of California against Acta. We became a party to this action when we acquired Acta in August 2002. The complaint alleges that the Acta software products infringe Informatica’s United States Patent No. 6,014,670, 6,339,775 and 6,208,990. On July 17, 2002, Informatica filed an amended complaint alleging that the Acta software products also infringe United States Patent No. 6,044,374. The complaint seeks relief in the form of an injunction, unspecified damages and an award of treble damages. We have answered the suit, denying infringement and asserting that the patents are invalid and other defenses. We intend to defend ourselves vigorously. The potential costs associated with an adverse outcome of this matter cannot be reasonably estimated at this time. The August 16, 2004 trial date previously set by the Court has been vacated.

      Although we believe that Informatica’s basis for its suit is meritless, the outcome cannot be determined at this time. Because of the inherent uncertainty of litigation in general and that fact that this litigation is ongoing, we cannot assure you that we will prevail. Should Informatica ultimately succeed in the prosecution of its claims, we could be permanently enjoined from selling some of we products and be required to pay damages.

10.	Stock Repurchase Program

      During October 2002, the Company’s Board of Directors authorized the repurchase of up to $40 million of the Company’s shares and €20 per share over the next year, under the authorization of the Shareholders meeting of June 5, 2002, which authorized the Board of Directors to repurchase up to 2,000,000 shares at a price not to exceed €70 per share. This plan supersedes the stock repurchase plan previously authorized in June 2001 and implemented in September 2001. During November 2002, the Company repurchased on the Premier Marché of Euronext Paris S.A. a total of 250,000 Ordinary Shares for an aggregate cost of €4.1 million at a average price of€16.34 per share.

      In September 2001, the Board of Directors had authorized a share repurchase program whereby the Company could repurchase up to 2,000,000 of its shares at a price not to exceed €60 per share, in accordance with the shareholders’ authorization of June 12, 2001. In September 2001, the Company repurchased on the Premier Marché of Euronext Paris S.A. a total of 243,175 Ordinary Shares for an aggregate cost of €4.9 million at a average price of €19.99 per share.

11.	Employee Related Benefits Programs

11.1	Employee Stock Option Plan

      The Company’s 1993 Stock Option Plan expired in 1998, and the 1994 Stock Option Plan expired in 1999.

      During February 2001, the shareholders of the Company approved a stock option plan (the 2001 Plan) in the form of an “evergreen plan” pursuant to which the Board of Directors was authorized to grant options corresponding to 3,450,000 shares, plus an annual increase to be added on June 30 of each year beginning in 2002 equal to the lesser of (i) 4,500,000 shares, (ii) 5% of the total shares of the Company on such date, or (iii) a lesser amount determined by the Board. On August 26, 2003 the Board of Directors used for the first time this authorization and resolved to increase the pool of shares of 3,212,729 additional reserved shares. On December 11, 2003 the shareholders meeting amended the terms of the 2001 Plan and decided to authorize the Board of Directors to increase annually, on one or more occasions, the number of shares of Business Objects which may be subscribed for or purchased upon the exercise of stock options granted pursuant to the 2001 Plan, within the limit of the lowest of the following amounts: (i) 6,500,000 shares with a nominal value of €0.10 each, (ii) the number of shares corresponding to 5% of the total number of Business Objects shares outstanding as of June 30, (iii) any lesser amount as determined by the Board of Directors.

      During May 1999, the shareholders of the Company approved a stock option plan (the 1999 Plan) pursuant to which the Board of Directors was authorized to issue options corresponding to 2,625,000 shares. During June 2000, the shareholders approved an additional 4,500,000 shares reserved for issuance under the 1999 Plan. The 1999 Plan is scheduled to expire in May 4, 2004.

      The 2001 and 1999 Plans provide in accordance with French regulations applicable to companies listed on a French stock exchange that the option price may not be less than the higher of (i) 100% of the opening price as reported on the French stock exchange on the last trading day prior to the date of grant, or (ii) 80% of the average of the opening prices on such market over the twenty trading days preceding the grant date.

      The 2001 and 1999 Plans are intended to qualify as incentive stock option plans within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended. The Board of Directors determines the vesting schedule of option grants, which generally vest at a rate of 25% per year subject to a minimum of one year of continued service with the Company. The options granted under both Plans are exercisable up to ten years from the date of grant (other than options granted to employees in the United Kingdom, which have a term of seven years less one day).

      During fiscal year 2003, 4,968,271 options were granted at a weighted average exercise of €22.16 and 1,214,343 options were cancelled with a weighted average exercise of €34.31 under the 2001 and 1999 Plans. As at December 31, 2003, a total of 16,192,541 options were issued and outstanding, with a weighted average of €21.87 per share.

      A summary of the Company’s stock option activity under all plans is summarized as follows:

		Options Outstanding

			Weighted
			Average Price
	Options	Number of	per Share
	Available	Shares	(in Euros)

Balance at December 31, 2000	3,033,888	8,267,354	28.09
Shares Reserved (2001 Plan)	3,450,000	—	—
Granted	(5,738,150)	5,738,150	36.70
Canceled	2,186,027	(2,421,523)	49.97
Exercised	—	(1,136,982)	6.62

Balance at December 31, 2001	2,931,765	10,446,999	30.10
Granted	(3,147,045)	3,147,045	32.89
Canceled	4,370,894	(4,502,626)	40.72
Exercised	—	(1,066,222)	10.58

Balance at December 31, 2002	4,155,614	8,025,196	27.83
Shares Reserved (2001 Plan)	3,212,729	—	—
Granted	(4,968,271)	4,968,271	22.16
Options assumed from Crystal Decisions	—	6,306,939	13.12
Canceled	1,077,901	(1,214,343)	34.31
Exercised	—	(1,893,522)	10.78

Balance at December 31, 2003	3,477,973	16,192,541	21.87

11.2	Stock Option Exchange Programs

2002 Stock Option Exchange Program

      On October 11, 2002, the Company announced a voluntary stock option exchange program for its eligible employees. This program included two separate offers: one to eligible France based employees (the “French offer”) and other to eligible international employees including employees in the United States (the “International offer”). Pursuant to the terms and conditions of each offer, as amended, eligible employees were given the opportunity to renounce the right to the benefit of all outstanding stock options having an exercise price of €30 or higher granted under the Business Objects S.A. 1999 and 2001 Stock Option Plans, as amended. In exchange, new options will be granted on or after May 22, 2003, equal to the amount obtained by multiplying the number of shares to which a benefit has been renounced by the applicable exchange percentage. If an eligible employee renounced the right to the benefit of any one option, the employee was required to renounce the right to the benefit of all options granted to the employee during the six-month period prior to the commencement of the offer regardless of its exercise price.

      Both offers expired on November 19, 2002. Pursuant to the International offer, the Company accepted for cancellation options to subscribe to 2,464,537 Ordinary Shares from 393 eligible employees. In addition, pursuant to the French offer, the Company accepted for cancellation options to subscribe to 308,742 Ordinary Shares from 78 eligible employees.

      On May 22, 2003, the Company granted 912,610 new options at the exercise price of €17.30, except for Italian-based employees who received new options with an exercise price of €19.32 in accordance with the terms of the exchange agreement. Furthermore, in application of the French offer, the Company granted 121,516 new options at the exercise price of €18.39.

      The new options granted under to the International offer retained the vesting schedule of the old options they replaced. The new options granted under the French offer retained substantially the same vesting schedule as the old option, except that the new options do not become exercisable until one year following the date of grant of the new options.

      The program was not available to:(i) officers who were also members of the Board of Directors, (ii) former group employees and (iii) any employee who is resident in Sweden or Switzerland.

2001 Stock Option Exchange Program

      On May 16, 2001, the Company announced a voluntary stock option exchange program for its eligible employees. This program included two separate offers: one to France based employees (the “French offer”) and the other to international employees including employees in the United States (the “International offer”). Pursuant to the terms and conditions of each offer, eligible employees were given the opportunity to renounce the right to the benefit of all outstanding stock options granted on or after January 1, 2000 under the Business Objects S.A. 1999 Stock Option Plan, as amended, in exchange for an equal number of new options to be granted on or after December 18, 2001. If an employee renounced the right to the benefit of any one option, the employee was required to renounce the right to the benefit of all options granted to the employee during the six-month period prior to the cancellation of any options. Both offers expired June 14, 2001. A total of 140 eligible employees elected to participate in the French offer representing a total of 329,287 options. A total of 301 eligible employees elected to participate in the International offers, representing 1,083,554 options. As a result of the two separate offers, an aggregate of 441 eligible employees tendered an aggregate of 1,412,841 options in return for the promise to grant new options.

      On December 18, 2001, the Company regranted the cancelled options. Under the French offer, a total of 314,137 options with an exercise price of €36.60 per share were regranted. Under the International offer, a total of 1,068,015 options were regranted with an exercise price of €36.60, except for Italy based employees where the exercise price was set at €37.94 in accordance with Italian tax regulations. Fewer options were regranted than were canceled due to employee terminations.

      The exercise price of the new options was calculated as the higher of (i) 100% of the closing price as reported on the French stock exchange on the last trading day prior to the date of grant, or (ii) 80% of the average of the closing prices on such market over the twenty trading days preceding the grant date. In addition, for eligible employees who were Italy-based employees, the exercise price per share could not have been less than 100% of the average of the closing prices of the Company’s ordinary shares on the Premier Marché of Euronext Paris S.A. over the thirty days preceding the grant date.

      The new options granted under the International offer retained the vesting schedule of the old options they replaced. The new options granted under the French offer retained substantially the vesting schedule of the old options they replaced, except that the new options did not become exercisable until one year following the date of grant of the new options.

      The programs were not available to (i) members of the Company’s extended executive committee, (ii) employees with general management and/or management responsibility for multiple countries, (iii) employees with general sales management responsibility for named strategically important countries, (iv) employees responsible for sales representing 10% or more of the Company’s consolidated budget revenues for fiscal 2001, (v) any of the Company’s employees who were resident in Belgium or Switzerland. In addition, new options were not granted to individuals who were not employees as of the grant date of the new options.

          11.3     International Employee Stock Purchase Plan

      The general shareholders meeting of June 21, 1995 authorized the creation of the 1995 International Employee Stock Purchase Plan under which employees of the Business Objects group may subscribe to the Company’s shares, representing up to 10% of a given employee’s compensation over a six-month period at a preferential price. The Company issued 273,570 shares under the plan in 2003 with a weighted average subscription price of €9.67 and 278,334 shares in 2002 with a weighted average subscription price of €12.68. There are 550,000 shares remaining available for issuance under the plan as of December 31, 2003.

          11.4     French Employee Savings Plan

      The Company also has an Employee Stock Purchase Plan available to the Company’s French employees as part of the Employee Savings Plan, which is qualified under the provisions of French tax regulations. Stock subscriptions through a trust (“Fonds Commun de Placement d’Entreprise”) are limited under this plan to 10% of an employee’s compensation received during a determined six-months period. The Company issued 114,861 shares under the plan in 2003 at a weighted average of €15.86 per share and 109,204 shares under the plan in 2002 at €18.30 per share. There are 309,614 shares remaining available for issuance under the Employee Savings Plan as of December 31, 2003.

          11.5     French Employee Profit Sharing Plans

      The Company is subject to a Legal Profit Sharing Plan for substantially all of the employees of its French entity. Contributions under the Legal Plan are based on a formula prescribed by French law. In addition, employees of the Company’s French entity may receive contributions from a separate statutory profit sharing plan sponsored by the Company. Contributions under this plan are based on the achievement of certain goals established by the Board of Directors. Contributions under this statutory plan are reduced by contributions required to be made under the Legal Plan. The Company accrued an aggregate of €4.6 million for all plans related to contributions as of December 31, 2003, €3.8 million for 2002 and €3.6 million 2001.

12.	Information related to Transactions with Directors

Regulated Agreements

      The Company has contracted for and has been maintaining a liability insurance against liabilities which may be incurred by its Directors and officers in their respective capacities since September 1994. This liability insurance agreement has been duly ratified by the shareholders meeting held on August 17, 1994. The renewal of this insurance on October 31, 2003 shall be submitted to the ratification at the next shareholders meeting.

      There were no other agreement entered into in 2003, directly or indirectly, between the Company and its Chief Executive Officer, its Directeur Général Délégué, one of its Directors, a shareholder owning at least 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder under the meaning of article L.233-3 of the Commercial Code, and no other transaction as referred by article L.225-38 paragraph 2 and 3 of the French Commercial Code.

Agreements in the ordinary course of the Business

      The Company and its subsidiaries have entered into agreements in the ordinary course of business and with terms and conditions which are not out of the ordinary, with companies in which some of the Company’s Directors have an interest, specifically Dassault Systèmes which is a customer of Business Objects, and whose Directeur Général is Bernard Charlès.

      The Company and certain of its subsidiaries in which Bernard Liautaud and John Olsen are directors and/or officer, have concluded agreements, as distribution agreements, cash pooling agreements or guaranties, which are entered into in the ordinary course of business and with terms and conditions which are not out of the ordinary. Moreover, under the reorganization of the Group following the acquisition of Crystal Decisions in December 2003, the Company and its subsidiaries concluded loan agreements as well as agreements of shares transfer or of intellectual property rights transfer, under ordinary terms and conditions.

13.	Environment

      Business Objects develops, markets and distributes Business Intelligence software. Its activities, by nature, have a very limited impact on environment.

      The activities of the Company require energetic resources for the heating and air conditioning of the offices and use of office equipment. Its activities generate waste such as paper and electronic equipment for scrap.

      The obligation of environmental information related to consumption of water and raw material is not applicable to the Company. The Company has never been prosecuted for any breach of the law related to environment protection and it has never had to pay any related penalties.

      The following information requested in compliance with the terms of the Decree related to the new economic regulation (“NRE”) is not applicable to the activities of the Company: soil use, issuance in air or underground, noise levels, odors and biodiversity.

14.	Social Matters

      The year 2003 was mainly marked by the take over of Crystal Decisions and its subsidiaries, as well as the implementation of a new worldwide organization.

      The organizational and functional changes that were initiated in 2003 and continued in 2004 contribute and will contribute to the efficient integration of the resources and technology resulting from that acquisition.

Overall headcount

      The headcount of Business Objects as at December 31, 2003 was as follows:

      Business Objects, worldwide, numbers 3,924 employees, including

936 research and development
1,918 marketing and sales
529 customer service and technical support
541 administration and finance

Professional equality between men and women

      The social review (“Bilan Social”*) including compensation analyses and the professional man/woman equality ratio are notified to the works committee every year and is provided to our shareholders on request.

      Business Objects Worldwide Human Resources community is also acting on a day to day basis to make sure this requirement is understood by management.

Employee reduction and job protection program, and accompanying measures

      In addition, a worldwide redeployment plan of our resources and our business activities has been implemented in the framework of the take over of Crystal Decisions and forces us to launch local redundancy plan.

      The plan includes outplacement, relocation and company creation subsidies, and access to qualifying training programs.

      Thus, Business Objects’ social policy is more than ever focused on the loyalty of the men and women it employs including skill development programmes and increased career management.

      *  Report drafted by the Human resources Department in compliance with the French labor law.

Our actions continued or initiated in 2003 are as follows:

Recognize Performance, Develop Skills and Increase our Human Resources Loyalty

      Performance recognition is a key point of our Worldwide Human Resources policy, combined with the firm will to develop each employee’s skills throughout his/her professional career. We use an annual individual performance assessment tool used by and for all.

Training

      Training is a key tool of our skill development program for both, newly hired employees and all employees worldwide. “Business Objects University”, our internal training center located in France, at our headquarters, offers training programs for all Business Objects employees. Their purpose is to inform and train our employees both about internal cultural aspects and about product technology aspects, as well as to help develop skills in order to ensure that our competitiveness is maintained.

      More than ever, Business Objects is determined to recognize, attract and increase the loyalty of its employees at all levels, particularly major contributors, working around two main lines:

•	Reinforced career follow up, including by helping internal mobility and continuing the correspondence work for our classification system in its new international aspect.

•	Management training as well as any other training increasing the level of knowledge or improving team expertise and productivity and as a result, our clients’ level of satisfaction. Our outside service providers are chosen based on their expertise and recognized know-how, as well as for their international dimension.

Help Communication and Exchanges with our Labour Partners

      Business Objects’ employees in France are represented by a works council committee as well as personnel representatives. There has been no strike.

      The management of Business Objects S.A. has a monthly meeting with the work committee representatives in order to discuss employment and economic items, and to provide information and documents that they need. Two personnel representatives are invited to sit in on the board meetings, without a voting right.

      Labour aspects in France are also dealt with by the unions since the fourth quarter of 2002, when two union representatives were designated — one representing the union organization CFDT (Confédération Française Démocratique du Travail) and the other representing the union organization CGT (Confédération générale du travail) — with which collective negotiation takes place in a spirit of dialogue and common agreement.

      Thus, an agreement relating to individual on call time and work time was signed in March 2003, as well as the Management’s agreement to increase the value of restaurant vouchers given to Business Objects employees in France.

Maintain our Profit Sharing policy

      Business Objects offers profit sharing to its employees, through a widely applied stocks option plan, as well as stock option programs thanks to dedicated capital increases.

      In addition, Business Objects S.A. offers a participation in the fruits of growth and a profit sharing scheme in the framework of participation and profit sharing contractual agreements.

Involvement and Customer Satisfaction Measures

      Business Objects asks all its employees to regard customer satisfaction as a top priority. In addition, a portion of their wages directly depends on the customer satisfaction level’s achievement based on a reference index, the “Customer Loyalty Index”.

Health and safety conditions

      Although our offices are compliant with applicable employee health and safety standards, guaranteeing optimum work conditions is a permanent concern and results in actions to maintain and improve our employees’ work conditions.

      Thus, we have chosen to entrust part of the general services and maintenance at our French facilities to a specialized provider who will carry out all required actions to maintain and improve the work conditions of our employees in France. That provider meets specifications compliant with the ISO 9001 version 2000 quality standards and a quality and improvement plan according to the “Six Sigma” method.

      In addition, we work in close co-operation with the Health and Work Condition Safety Committee (CHSCT), which in addition to its occasional involvement, meets every quarter in order to review actions carried out during the respective quarter and planned improvement actions.

      Many health and safety actions were carried out in 2003 including the installation of an exhaust system in the smoking area of the cafeteria (in addition to the existing ventilation/air conditioning system) and a fire drill whose results were highly satisfying.

15.	Transition to IFRS/IAS

      As of January 1, 2005, Business Objects will prepare, as all European listed companies, its consolidated financial statements in compliance with IFRS (International Financial Reporting Standards), with a one year comparative period. These consolidated financial statements for the 2004 and 2005 periods will be prepared under IAS/IFRS in accordance with IFRS 1, First time adoption of International Financial Reporting Standards. Adjustments related to the first time adoption of international accounting standards as of January 1, 2004 will be recognized in shareholders’ equity.

      In February 2004, Business Objects initiated its IAS/ IFRS conversion project, and set up all the necessary steps to ensure respect of key legal dates of communication on its progress for the transition of its consolidated financial statements to IFRS.

      At this stage of the project and due to events occurring at the end of 2003 (Crystal Decisions Acquisition), Business Objects is not able to provide reliable information on the main differences between the Company’s current accounting policies and IFRS.

      The Company is also awaiting the publication of some standards having a significant impact and which should be applied in 2005 but which have not yet been issued by the IASB in their definitive versions and/or not yet approved by the European Commission, for example standards related to:

•	Stock-options (IFRS 2, Share-based payments published on February 19, 2004);

•	Business combinations (ED 3, future IFRS 3 standard that will supersede IAS 22, Business combinations); and

•	Depreciation of assets and Intangible assets (respectively IAS 36 and IAS 38 revised).

CHAIRMAN’S REPORT RELATING TO THE CONDITIONS OF PREPARATION

AND ORGANISATION OF THE COMPANY’S BOARD OF DIRECTORS
AND RELATED INTERNAL CONTROL PROCEDURES
Report required by the French Corporate Law

I.	CORPORATE GOVERNANCE

1.1 THE CONDITIONS OF PREPARATION AND ORGANISATION OF THE COMPANY’S BOARD OF DIRECTORS

The Board Charter

      The Board of Directors adopted a Board Charter in November 20, 2000, which determines the terms and conditions of structure, composition, operation and meetings of the Board. The Board of Directors has four committees (Audit, Compensation, Nominating and Corporate Governance) to assist it in carrying out its responsibilities.

      Business Objects also has an Insider Trading Policy setting the restrictions and prohibitions applicable to the transactions of Company securities made by all employees who are considered insiders including the Board of Directors who have access to privileged information.

Organization of the Board meetings

      Generally, Board members receive information in advance of Board meetings so they will have an opportunity to prepare for discussion of the items at the meeting. Particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.

      At Board meetings, ample time is scheduled to ensure full discussion of important matters. Management presentations are scheduled to permit a substantial portion of the Board meeting time to be available for discussion and comments.

      Board members are expected to rigorously prepare for, attend and participate in all Board and applicable Committee meetings and to spend the time needed and meet as often as necessary to properly discharge their obligations. Each Board member is expected to ensure that other commitments do not materially interfere with the member’s service as Director.

      To facilitate participation, directors may attend in person, via phone conference or via video-conference. In accordance with applicable law, only Board members attending in person or via video conference are counted for purposes of establishing the quorum. In accordance with French law, attendance in person by a majority of Board members is required for certain Board decisions, for purposes of establishing the quorum.

Committees

      In order to be assisted and advised, the Board of Directors created four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee and a Corporate Governance Committee. The composition and the members of the Business Objects committees currently meet the rules of the Nasdaq National Market and the Sarbanes-Oxley Act of 2002 criteria relating to independence. Each of the committees makes recommendations to the Board of Directors for final decision by the board.

     The Audit Committee

      The Audit Committee currently consists of Messrs. Heitz, Charlès and Peterschmidt. The regulations of the Nasdaq National Market require the Audit Committee to be comprised of at least three independent members. Messrs. Heitz, Charlès and Peterschmidt meet the independence requirements of the listing standards of the Nasdaq National Market. Moreover, Mr. Heitz meets the financial expert requirement of both the Sarbanes-Oxley Act of 2002 and the Nasdaq National Market. In compliance with the Audit

Committee Charter adopted by the Board of Directors on June 5, 2000, and amended in October 2002 and February 2004, the Audit Committee is responsible for, among other things:

•	retaining, evaluating and terminating Business Objects independent auditors subject to the powers that are expressly reserved under French corporate law to the Board of Directors and to the shareholders meetings;

•	reviewing the annual report of the independent auditors;

•	reviewing the audit plan and scope with the independent auditors and internal auditors;

•	reviewing with management, the independent and internal auditors Business Objects quarterly financial statements, bi-annual financial statements, annual financial statements and disclosures, including disclosure controls and procedures, under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of these statements;

•	consulting with auditors and reviewing with them the results of their quarterly review, annual audit and other examinations;

•	reviewing and approving in advance the annual budget for independent audit services;

•	reviewing and approving any material accounting policy changes affecting Business Objects operating results;

•	reviewing Business Objects system of internal controls;

•	reviewing and approving, subject to board and shareholders ratification if applicable, all related party transactions; and

•	establishing procedures for the receipt and treatment of complaints regarding accounting, controls or auditing matters and/or corporate attorneys’ reports of evidence of a material violation of securities laws.

      In order to achieve its mission more effectively, the Audit Committee holds a minimum of four meetings per year, meets with the independent auditors without management and may consult any external counsel it estimates useful.

     The Compensation Committee

      The Compensation Committee, which currently consists of Messrs. Held and Charlès, is responsible for reviewing the compensation and benefits for Business Objects chief executive officer and other executive officers. All members of the Compensation Committee are independent. None of the Compensation Committee members is an officer or employee of Business Objects. In compliance with the rules of the Nasdaq National Market and the Sarbanes-Oxley Act of 2002, the Board of Directors adopted a written Compensation Committee charter on May 14, 2003.

     The Nominating Committee

      The Board of Directors created a Nominating Committee and adopted a written Nominating Committee Charter on May 14, 2003. The Nominating Committee, which currently consists of Messrs. Peterschmidt and Held, is responsible for assisting the board, the chairman and chief executive officer in selection of directors and officers and making recommendations to the Board regarding director nominees. Neither of the Nominating Committee members is an officer or employee of Business Objects.

     The Corporate Governance Committee

      The Board of Directors also created a Corporate Governance Committee and adopted a written Corporate Governance Committee Charter on May 14, 2003. The Corporate Governance Committee, which currently consists of Messrs. Silverman and Held, is responsible for assisting the board, the chairman and chief executive officer in developing principles of corporate governance including the establishment of a corporate code of ethics and business conduct, reviewing shareholder proposals submitted to the company (excluding any proposal relating to the nomination of a member of the board of directors, which will be reviewed by the Nominating Committee), reviewing and assessing the adequacy of Business Objects articles of association, and reviewing and assessing committee assignments and rotation practices. None of the Corporate Governance Committee members is an officer or employee of Business Objects.

Evaluation, attendance and compensation of the members of the Board and Committees

      In addition to the requirements of the French and U.S. laws, the Board of Directors annually controls and evaluates its compliance with the applicable corporate governance regulations and adopts and implements the required changes.

      The Nominating Committee oversees the Board’s evaluation of the performance of individual directors on an annual basis. This Committee also reviews and recommends potential new candidates for membership on the Board of Directors.

      The Board of Directors held 14 meetings in 2003. The average rate of director attendance is 69.5% and 91.1% if we take into account the attendance by conference call.

      The annual shareholders meeting in May 2003 authorized a global annual directors fees amount of €350,000 or the equivalent amount in U.S. dollars. This amount has been allocated in compliance with the following terms as set by the Board of Directors: 3,000 dollars quarterly retainer, 4,500 dollars per quarterly Board meeting attended and 1,000 dollars for each additional Board meeting attended.

      According to the foregoing mentioned fees allocation rules, the individual amounts of directors fees for 2003 (taxes included) are as follows:

      — Arnold Silverman: 39,000 dollars;

      — Albert Eisenstat: 30,000 dollars;

      — Bernard Charlès: 35,000 dollars;

      — Gerald Held: 40,000 dollars;

      — David Peterschmidt: 24,500 dollars; and

      — Jean-François Heitz: 24,500 dollars.

      In 2003, the Audit Committee held eight meetings, the Compensation Committee held three meetings, the Corporate Governance Committee held two meetings and the Nominating Committee held four meetings. The attendance rate per meeting and per director for each Committee was 100%. The Chairmen and members of these Committees did not receive any compensation for their work and attendance under these Committees.

1.2 LIMITATION OF THE POWERS OF THE DIRECTEUR GENERAL (CEO)

      The Directeur Général (Chief Executive Officer) carries out, under his responsibility, the general management of the Company and is vested with the most extensive powers to act under all circumstances on behalf of the Company within the limits of the corporate purpose of the Company, except for those powers expressly granted by law to the meetings of shareholders and those especially reserved to the Board of Directors. The Directeur Général represents the Company vis-a-vis third parties.

      At this time, neither the Company’s articles of association nor the Board of Directors has limited these powers in addition to the limitations set by the French Commercial Code.

      In compliance with the decision of the Board of Directors of May 15, 2003 and as authorized by the Company’s articles of association, the general management of the Company is carried out by the Chairman of the Board of Directors and CEO, Mr. Bernard Liautaud, renewed under his offices.

II.	INTERNAL CONTROL POLICIES

Objectives of internal control

      In accordance with the recommendations of the AFEP (Association Française des Entreprises Privées) and the MEDEF (Mouvement des Entreprises de France), the internal control procedures implemented by Business Objects have the following objectives:

—	Ensure that management and operational actions and employee behavior are in line with the guidelines given by the Board of Directors and the management and by internal rules, values and procedures implemented by the Company.

—	Verify that accounting and financial information provided to the Board of Directors and the management of the Company gives a true and fair view of the Company’s results for the year and of its financial position and assets at the end of the period.

      One of the objectives of the internal control system is to prevent and limit the risks linked to the activity of the Company and the risks of errors and fraud, more specifically in the accounting and financial fields. However, like any other control system, the internal controls implemented cannot provide a complete guarantee that those risks have been completely mitigated. An internal control system can, by definition, be improved, however, it faces limitations. For example, its cost must not exceed its expected advantages; most of the internal controls concern repetitive operations and not non-recurrent operations; the risk of human error cannot be completely eliminated; and lastly, there is a possibility that policies or procedures are no longer applicable because of the evolution of the Company.

Methodology

      The internal control reference for the implementation of the internal control procedures described in the Loi de Sécurité Financière is the Committee Of Sponsoring Organizations (“COSO”), which is a voluntary U.S. private sector organization formed in 1985. The COSO has defined the internal control as a process, effected by an entity’s Board of Directors, management and other personnel, designed to provide reasonable assurance regarding the achievement of objectives in the following categories: effectiveness and efficiency of operations, reliability of financial reporting, compliance with applicable laws and regulations.

Internal control environment

      On February 23, 2004, the Board of Directors approved a draft of Code of Business Conduct and Ethics (“Ethics Code”) as well as a Code of Ethics for principal executive and senior financial officers.

      The draft of the Ethics Code reminds and reaffirms a general principle of honesty, ethics and respect of the laws. It addresses and regulates the followings items: conflicts of interests, public communications, financial reporting, safeguarding of company assets, responsibilities to customers, suppliers and competitors as well as working with the government. The draft of the Ethics Code will be submitted to the French Workers Committee for review and comments and the final version of the Ethics Code is anticipated to be ratified by the Board of Directors no later than April 2004.

      At the beginning of 2003, the Company implemented a Legal Compliance Policy which addresses the Company’s commitments to complying with all national, state and local laws and regulations and maintaining the highest levels of integrity in all internal practices, maintaining a work environment that is free of retaliation for the raising of legal compliance issues and maintaining an atmosphere of open communication and trust between employees and management. This policy also required the implementation of an anonymous tip line between employees and, at their sole option, the CEO, the CFO, the Senior Group Vice President of Human Resources or the Chairman of the Audit Committee. Through this anonymous tip line, employees are free to inform anonymously the selected recipient about any breach of applicable law or internal policies and process. The Legal Compliance Policy also sets the terms and conditions under which the related investigations will be carried out.

The main internal control owners

      In Business Objects, Committees and departments having a key role in the internal control system implementation are:

—	The management of the Company and of the subsidiaries

—	The Audit Committee, which has already been described above

—	The Disclosure Committee

•	The Disclosure Committee’s main goal is to ensure the controls and other procedures employed by the Company are designed to ensure that information required to be disclosed in the reports filed by the Company files is recorded, processed, summarized and reported, within the time periods set forth by the Securities and Exchange Commission and to ensure that this information is communicated to the management of the Company to allow for timely decisions regarding required disclosure.

•	The Disclosure Committee is comprised of the Company’s Chief Executive Officer, the Chief Financial Officer, the General Counsel, the Director of Internal Audit and other key members of management including the Corporate Controller.

•	The Business Objects Disclosure Committee meetings are led by the Company’s General Counsel and occur before the filing of the required 1934 Act filings. The meeting provides the CEO, CFO and other members of the committee the opportunity to ask questions regarding the process and the content of the report.

—	The Corporate Governance Committee, which has already been described above

—	The Compensation Committee which has already been described above

—	The Nominating Committee which has already been described above

—	The Internal Audit department

•	This department reports directly to the Audit Committee

•	At December 31, 2003, the headcount in the internal audit department was three: one Senior Director located in San Jose — United States and two managers, one located in Business Objects headquarters, in Levallois-Perret, France and one located in Vancouver, British Columbia, Canada.

•	This department is governed by an internal policy describing its function (responsibilities, mission organization and recommendations follow-up). This policy indicates that the Internal Audit department has unlimited access to all activities of the Company in order to give its feedback on the internal procedures and on the level of internal control.

      It must be emphasized that the various legal and financial departments in each subsidiary and at the Corporate level play a major role in the control of the operations. Those departments ensure that external rules and internal policies and procedures are properly applied. They must also control the most significant operations in their specific domain and, more specifically, identify the main legal risks or control the reliability and accuracy of the financial information.

      The Executive Committee takes place at a minimum once a month under the oversight of Bernard Liautaud, Chairman of the Board. The main members of the management team are John Olsen, Chief Operating Officer, in charge of the worldwide operations, James Tolonen, Chief Financial Officer, Susan Wolfe, General Counsel, Hervé Couturier, Senior Group Vice President of the Product Group, David Kellogg, Senior Group Vice President Marketing, Jonathan Shoonmaker, Senior Vice President Human Resources, Bill Gibson, Senior Vice President of Partner Alliances and Integration and Tom Schroeder, Group Vice President Corporate Development.

      Business Objects reporting structure is organized such that the various finance teams report directly to the Chief Financial Officer and not the Chief Operating Officer. The country managers report to the Chief Operating Officer and the legal teams report to the General Counsel.

Internal control tools

      1. The internal control policies

—	In 2003, all Business Objects and Crystal Decisions financial policies were synchronized in order to have a common set of policies applicable to all subsidiaries the day after Crystal Decisions acquisition (December 12, 2003). Those policies have been reviewed and validated by the Chief Financial Officer. These significant policies include:

•	The Revenue Recognition Policy. This policy is particularly important in the software sector and precisely defines Business Objects criteria for recognizing revenue on the sale of software license and the sale of related services. The objective of this policy is to ensure that total revenue is recognized in compliance with U.S. and French generally accepted accounting principles (“GAAP”).

•	The Expenditure Authorization Policy. The objective of this policy is to ensure that all expenditures (fixed assets, operational expenses, expenses claims) are valid business expenses and are reviewed and approved by the appropriate level of management.

•	The Cash and Cash Equivalents, Short-Term investments, Long-Term Investments and Restricted Cash Policy and the Derivatives Instruments and Hedging Activities Policy. These policies define the different treatment of treasury items in the balance sheet and the hedging policy.

•	The Business Combination Policy. This policy describes the purchase price allocation method followed by Business Objects with regard to acquired Company.

•	The Restructuring Accrual policy. This policy describes the method used to book restructuring charges and the on-going evaluation of the remaining liabilities.

•	The Deferred Income Tax Assets. This policy details the deferred tax assets and the related valuation allowance.

•	The Capitalization and Amortization of Assets policy and the Goodwill and Other Intangibles policy. Those policies describe the way fixed assets must be accounted for and the method and periods of depreciation as well as impairment evaluation.

•	The other financial policies in place at December 31, 2003 are: the Allowance for Doubtful Accounts policy, the Consideration to Resellers policy, the On Account Cash policy, the Prepaid Expense policy, the Intercompany policy and various other accruals policy (Accrued Commission policy, Accrued Vacation policy, the Contingencies Policy).

—	In addition, the following policies have been established by the Company:

Concerning the legal department, the main policies implemented at December 31, 2003 are: the Insiders Trading Policy, the Export Compliance Policy, the Competition and Anti-Trust Policy and the Legal Compliance Policy which has already been described above. With regard to the information systems, the main internal control policies implemented at December 31, 2003, concern the purchase of external software, the information systems security (security on software accesses, network security, and hardware security) and the business use of internal and external networks.

2.	The Internal Audit Department activities

      In 2003, the Internal Audit department missions were organized according to three main priorities:

•	Compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Company must comply with this law by December 31, 2004. The compliance effort has focused on the most significant operational entities and on the key processes underlying the financial statements.

•	The review of revenue in three geographic operational entities.

Those reviews were designed to gain an understanding of the way customer contracts are managed in the corresponding entities and to insure, based on results of tests, that the audited revenue was documented and properly recognized in the correct period.

•	Financial statement reviews of selected entities.

Those reviews were designed to gain an understanding of the internal control environment as well as to ensure, based on tests, that the financial statements for the periods reviewed were materially accurate.

2004 and 2005 objectives

—	Compliance with Section 404 of the Sarbanes-Oxley Act of 2002

The compliance with the section 404 of the Sarbanes Oxley Act at the end of December 2004 will require the following items:

•	Updated narratives for the most significant operational entities and their most important financial processes.

•	Updated narratives for the key financial cycles.

•	Tests of the effectiveness of key controls within each significant financial process.

The Crystal Decisions Acquisition by Business Objects took place in December 2003 and will lead to significant changes in the information systems, in the legal entities structure and in the allocation of tasks and resources within the Company

—	Disclosure Committee meetings

In addition to the description provided above with regard to this committee, the attendees for these meetings will be expanded to include the primary outside auditors, currently Ernst & Young. Additional agenda topics will be added related to the Sarbanes-Oxley Act of 2002 Sections 906, 302 and 404 Certifications, the general internal control environment and the existence of fraud. Lastly, the meetings will be planned to occur after the Audit Committee meetings and before the filing of the required 1934 Act filings.

—	The internal control systems

In accordance with the Autorité des Marchés Financiers (AMF) recommendations, Business Objects will continue to regularly review and assess its internal control systems and processes.

BUSINESS OBJECTS S.A.

CONSOLIDATED BALANCE SHEET
(In thousands of euros, except for per ordinary share amounts)

ASSETS

		December, 31

		2001 After
	2001	Reclassification(1)	2002	2003

Goodwill, net	15,493	15,493	63,451	804,195
Other intangible assets, net	12,793	12,793	14,959	128,676
Property and equipment, net	36,014	36,014	30,956	39,601
Deposits and other assets	5,530	5,530	20,928	30,670

Total fixed assets	69,830	69,830	130,294	1,003,142
Inventories	152	152	—	—
Accounts receivable, gross	103,692	103,692	96,800	158,357
Bad debt	(4,381)	(4,381)	(2,756)	(8,038)

Accounts receivable, net	99,311	99,311	94,044	150,319
Deferred tax assets, net	11,233	11,233	15,705	19,776
Prepaid expenses and other current assets	14,316	14,316	13,397	25,310
Short term investments	—	—	44,510	152,598
Cash and cash equivalents	283,301	283,301	223,078	188,318

Total current assets	408,313	408,313	390,734	536,321

Total assets	478,143	478,143	521,028	1,539,463

LIABILITIES & SHAREHOLDERS’ EQUITY
Ordinary shares, nominal value (€0.10) issued and outstanding — 61,928,473, 63,463,234, 94,903,697 at Dec 31, 2001, 2002 and 2003, respectively	6,193	6,193	6,346	9,490
Additional paid in capital	132,432	132,432	149,413	992,863
Retained earnings	92,691	92,691	143,235	180,541
Net income	50,544	50,544	37,306	(3,073)
Accumulated other comprehensive loss	13,302	13,245	88	(52,609)
Treasury shares (1,167,234, 1,067,675, 817,675 shares at December 31, 2003, 2002 and 2001 respectively)(2)	(9,187)	(9,187)	(13,271)	(15,965)

Total shareholders’ equity	285,974	285,918	323,117	1,111,247
Contingencies & losses reserves(1)	—	14,362	12,410	31,921
Notes payable	3,601	3,601	15,772	2,590
Notes payable — current portion	3,013	3,013	1,638	7,783
Accounts payable	22,662	22,631	18,674	46,105
Accrued payroll and related expenses	42,458	40,682	43,747	147,990
Income taxes and VAT payable	22,477	22,477	14,259	68,638
Deferred tax liability	—	—	—	3,450
Deferred revenue	67,788	67,788	71,984	108,789
Other current liabilities	30,170	17,671	19,427	10,950

Total current liabilities	188,568	174,262	169,729	393,705

Total Liabilities and Shareholders’ Equity	478,143	478,143	521,028	1,539,463

(1)	As per CRC 2000-6 French GAAP regulations, contingencies and losses reserves previously accounted for under “Other current liabilities” and “Accrued Payroll and Income taxes” are isolated on a separate balance sheet line, “Contingencies and losses reserves”.
(2)	Including, at December 31, 2003, 1,067,675 treasury shares held by Business Objects S.A., and 99,559 treasury shares held by Business Objects LLC

BUSINESS OBJECTS S.A.

CONSOLIDATED STATEMENTS OF INCOME
(In thousands of euros and shares, except for per ordinary share data)

	December 31,

	2001	2002	2003

Revenues:
License fees	279,153	260,482	243,991
Services	185,794	224,328	253,605

	464,947	484,810	497,596
Cost of revenues:
License fees	(2,389)	(3,265)	(5,219)
Services	(70,950)	(76,414)	(79,017)

	(73,339)	(79,679)	(84,236)
Gross Margin	391,608	405,131	413,360
Operating expenses:
Sales and marketing	(227,500)	(237,472)	(222,671)
Research and development	(61,751)	(79,773)	(84,736)
General and administrative	(27,386)	(29,697)	(38,352)
Restructuring & other severance costs	—	(4,116)	(6,525)
Acquired in process technology	—	(2,034)	(23,654)

Total Operating expenses	(316,637)	(353,092)	(375,938)

Income from Operations	74,971	52,039	37,422

Interest expense	(236)	(379)	(145)
Interest income	9,600	8,581	6,622
Foreign exchange gain/ loss	(12)	(796)	(798)

Income before provision for income taxes and minority interest	84,323	59,445	43,101

Exceptional losses	(215)	(4,802)	—
Exceptional gains	2,808	15,734	6,737

Net exceptional results	2,593	10,932	6,737

Income taxes	(31,346)	(23,813)	(29,606)
Goodwill amortization	(5,026)	(9,258)	(23,305)

Net consolidated income	50,544	37,306	(3,073)

Net income per share
Net income per share — basic	0.83	0.60	(0.05)
Shares used in computing net income per share — basic	60,879	61,888	64,584
Net income per share — diluted	0.79	0.58	(0.05)
Shares and common share equivalents used in computing net income per share — diluted	64,361	63,933	66,168

BUSINESS OBJECTS S.A.

UNCONSOLIDATED BALANCE SHEET
(In thousands of euros)

ASSETS

			Net	Net	Net
	Gross	Provisions	31-Dec-2003	31-Dec-2002	31-Dec-2001

Intangibles assets	11,903	(3,204)	8,699	2,963	3,323
Tangible assets	21,476	(12,475)	9,001	10,410	8,422
Financials assets	918,049	(2,433)	915,616	115,707	64,090

Total fixed assets	951,428	(18,112)	933,316	129,080	75,835
Accounts receivable	56,951	(257)	56,694	34,522	61,793
Other current assets	8,878	(120)	8,758	2,448	3,240
Cash & short term investments	25,843	—	25,843	181,834	173,121

Total current assets	91,672	(377)	91,295	218,804	238,154

Regularization accounts	17,331	—	17,331	4,688	4,492

Total Assets	1,060,431	(18,489)	1,041,942	352,572	318,481

LIABILITIES & SHAREHOLDERS’ EQUITIES
Capital stock, par value	9,490	—	9,490	6,346	6,193
Paid-in capital	654,771	—	654,771	149,413	132,432
Legal reserves	635	—	635	619	606
Change differential, Euro translation	48	—	48	48	48
Prior years’ retained earnings	114,668	—	114,668	86,713	53,596
Current year net income	56,697	—	56,697	27,971	33,130
Investment grant

Total Shareholders’ Equity	836,309	—	836,309	271,110	226,005
Contingency and losses reserves	7,268	—	7,268	5,064	3,803

Total Contingency and losses reserves	7,268	—	7,268	5,064	3,803
Loans from Subsidiaries (cash pooling)	105,194	—	105,194	20,046	20,787
Accounts payable	51,699	—	51,699	25,647	31,001
Accrued wages and taxes, and other current liabilities	30,719	—	30,719	21,910	24,431

Total Liabilities	187,612	—	187,612	67,603	76,219
Regularization accounts	10,753	—	10,753	8,795	12,454

Total Liabilities	1,041,942	—	1,041,942	352,572	318,481

BUSINESS OBJECTS S.A.

UNCONSOLIDATED STATEMENTS OF INCOME

(In thousands of euros and shares)

	December 31,

	2001	2002	2003

Revenue	193,089	206,998	205,345
Reversals of depreciation and reserves, Expenses transfer	1,962	12,414	14,062
Other operating revenue	1,943	1,595	2,046

Operating revenue	196,994	221,007	221,453
Purchases of goods for resale and change in inventory	(399)	(480)	(186)
Other outside purchases	(79,866)	(88,811)	(110,123)
Taxes	(3,031)	(5,835)	(3,840)
Salaries and fringes	(60,986)	(67,480)	(65,921)
Operating increases in depreciation and reserves
Depreciation & amortization	(4,496)	(5,515)	(6,585)
Increases in reserves against current assets	(2,541)	(1,305)	(427)
Increases in contingency and losses reserves	(2,021)	(9,872)	(4,800)
Other operating expenses	(4,507)	(11,062)	(12,932)

Operating expenses	(157,847)	(190,360)	(204,814)
Operating income (Expense)	39,147	30,647	16,639

Dividends from Subsidiaries	5,796	4,362	2,870
Other interest income	3,104	4,580	3,501
Reversals of financial reserves, Financial Expenses transfer	680	442	375
Foreign exchange gains	1,390	1,336	1,623
Gains on proceeds of short term investment	2,727	1,160	458

Financial revenue	13,697	11,880	8,827
Increases in financial reserves	(516)	(2,409)	(912)
Interest expense and other financial expenses	(734)	(699)	(681)
Foreign exchange losses	(2,065)	(2,014)	(1,341)

Financial expenses	(3,315)	(5,122)	(2,934)
Financial income (Expense)	10,382	6,758	5,893
Income Before Tax and Exceptional Items	49,529	37,405	22,532
Exceptional income	3,037	16,221	58,382
Exceptional expenses	(334)	(5,109)	(887)

Net Exceptional Income (Expense)	2,703	11,112	57,495
Profit sharing	(3,593)	(3,841)	(4,653)
Income tax benefit (provision)	(15,508)	(16,705)	(18,677)
Net Income (Expense)	33,131	27,971	56,697
Sum of REVENUES	213,728	249,109	288,662
Sum of EXPENSES	(180,597)	(221,138)	(231,965)

BUSINESS OBJECTS S.A.

FIVE YEAR SUMMARY FINANCIAL INFORMATION
(In thousands of euros)

	1999	2000	2001	2002	2003

1. Capital at year-end
Capital stock, par value	2,921,872	6,058,388	6,192,847	6,346,323	9,490,369
Number of ordinary shares issued	58,437,435	60,583,881	61,928,473	63,463,234	94,903,697	(1)
Number of preferred shares Maximum number of shares to be created in the future By conversion of bonds By exercise of subscription rights	8,477,127	8,520,854	10,715,499	8,212,696	16,320,041	(1)
2. Operations and income for the year
Total product revenues	87,320,438	147,158,373	193,088,750	206,998,440	205,345,660
Income before taxes, profit sharing, depreciation expense and provision	16,237,574	53,720,281	59,163,920	54,518,729	78,313,112
Income tax benefit (provision)	(3,070,055)	(16,350,769)	(15,508,181)	(16,705,389)	(18,676,526)
Required profit sharing	2,464,192	2,873,056	3,593,455	3,841,704	4,653,477
Income after taxes, profit sharing, depreciation expense and provision	7,916,309	29,897,734	33,130,003	27,970,763	56,696,886
Dividends distributed
3. Income per issued share
Income after taxes and profit sharing but before depreciation expense and provision	0.18	0.57	0.65	0.54	0.58	(1)
Income after taxes, profit sharing, depreciation expense and provision	0.14	0.49	0.53	0.44	0.60	(1)
Dividends distributed per share
4. Personnel
Average number of employees	465	659	777	788	724
Total payroll and social charges	21,228,061	29,982,343	41,825,704	46,837,249	45,433,684
Total social benefits	11,086,873	14,236,428	19,160,457	20,642,586	20,487,363

(1)	Taking into account retroactively the 3 for 2 stock split effective in March 2001

TEXT OF RESOLUTIONS SUBMITTED TO THE ORDINARY AND EXTRAORDINARY

SHAREHOLDERS’ MEETING OF JUNE 3, 2004, POSTPONED, AS THE CASE MAY BE,
TO JUNE 10, 2004, FOR APPROVAL

First Resolution

Approval of the statutory financial statements for the fiscal year ended December 31, 2003

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the management report on the business and position of the Company for the fiscal year ended December 31, 2003, and the general report of the Statutory Auditors on the performance of their duties during this fiscal year,

      RESOLVED that the statutory financial statements of Business Objects S.A. for the fiscal year ended December 31, 2003, as presented, as well as the transactions reflected in these financial statements and summarized in these reports are approved hereby,

      RESOLVED to approve, in accordance with the provisions of article 223 quater of the French General Tax Code (Code général des impôts), the non-tax deductible expenses referred to in article 39-4 of the French General Tax Code of taxable income amounting to 168,903.81 euros for the year ended December 31, 2003 as well as that tax borne by the Company due to this non-deductibility, representing 59,843 euros,

      RESOLVED, in accordance with the provisions of article 223 quinquies of the French General Tax Code, to acknowledge that no expenses referred to in article 39-5 of the French General Tax Code were incurred during that fiscal year.

Second Resolution

Approval of the consolidated financial statements for the fiscal year ended December 31, 2003

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the management report on the business and position of the group during the fiscal year ended December 31, 2003 and the report of the Statutory Auditors on the consolidated accounts,

      RESOLVED that the consolidated financial statements of the Business Objects group for the fiscal year ended December 31, 2003, as presented, as well as the transactions reflected in these financial statements and summarized in these reports are approved hereby.

Third Resolution

Allocation of earnings for the fiscal year ended December 31, 2003

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting has noted that the profit for the fiscal year ended December 31, 2003 stands at 56,696,885.95 euros,

      RESOLVED, that the above-mentioned profit be allocated:

•	up to 314,404.63 euros to the legal reserves, bringing such reserves to 949,036.97 euros,

•	up to 56,382,481.32 euros to the retained earnings account, bringing such account to 171,050,617.97 euros.

      In accordance with the provisions of article 243 bis of the French General Tax Code, the shareholders noted that no dividends were paid for the last three years.

Fourth Resolution

Renewal of the term of office of Mr. Arnold Silverman as Director

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and noted that the term of office of Mr. Arnold Silverman as Director shall expire at the close of this general meeting,

      RESOLVED to renew the term of office of Mr. Arnold Silverman as Director, for a period of three years, expiring at the close of the ordinary shareholders’ meeting called to deliberate upon the financial statements for the fiscal year ending December 31, 2006.

Fifth Resolution

Renewal of the term of office of Mr. Albert Eisenstat as Director

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and noted that the term of office of Mr. Albert Eisenstat as Director shall expire at the close of this general meeting,

      RESOLVED to renew the term of office of Mr. Albert Eisenstat as Director, for a period of three years, expiring at the close of the ordinary shareholders’ meeting called to deliberate upon the financial statements for the fiscal year ending December 31, 2006.

Sixth Resolution

Renewal of the term of office of Mr. Bernard Charlès as Director

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, and noted that the term of office of Mr. Bernard Charlès as Director shall expire at the close of this general meeting,

      RESOLVED to renew the term of office of Mr. Bernard Charlès as Director for a period of three years expiring at the close of the ordinary shareholders’ meeting called to deliberate upon the financial statements for the fiscal year ending December 31, 2006.

Seventh Resolution

Appointment of Mr. Kurt Lauk as Director

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors,

      RESOLVED, that Mr. Kurt Lauk is hereby appointed as Director for a term of three years expiring at the close of the ordinary shareholders’ meeting called to deliberate upon the financial statements for the fiscal year ending December 31, 2006.

Eighth Resolution

Ratification of regulated agreements

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the special report of the Statutory Auditors on the agreements governed by article L.225-42 of the French Commercial Code,

      RESOLVED to ratify and expressly approves, pursuant to article L.225-42 of the French Commercial, the agreements contained in this report, and which have not been previously authorized by the Board of Directors.

Ninth Resolution

Approval of a regulated agreement

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the special report of the Statutory Auditors on the agreements governed by articles L.225-38 et seq. of the French Commercial Code,

      RESOLVED to approve the agreement contained in this report.

Tenth Resolution

Authorization granted to the Board of Directors to repurchase shares of the Company

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and reviewed the prospectus (“note d’information”) approved by the Autorité des Marchés Financiers,

      RESOLVED, that the Board of Directors is hereby authorized to purchase a maximum of 8,400,000 shares of the Company with a nominal value of 0.10 euro each, pursuant to the provisions of article L.225-209 et seq. of the French Commercial Code, it being specified that the total number of treasury shares shall not exceed 10% of the Company’s share capital.

      The shares may be repurchased, upon a decision of the Board of Directors, in order to:

•	provide consideration in the context of an acquisition or an exchange of the Company’s shares (including in the context of external growth), in compliance with the securities regulation;

•	implement stock purchase plans for the benefit of the employees or executives of the Company or its subsidiaries and according to the terms set by the law, in particular with regards to profit sharing, stock options or by means of a company savings plan;

•	minimize the dilutive effect of securities issuances;

•	deliver shares upon the exercise of the rights attached to securities giving right, by reimbursement, conversion, exchange, presentation of a coupon, or in any other way, to the allotment of shares of the Company;

•	use excess cash balances;

•	stabilize the share price of the Company by systematic intervention as a balance to the trends in the securities market;

•	make sales and purchases of shares in compliance with applicable regulations, depending on market conditions;

•	keep such repurchased shares in treasury; and

•	cancel such repurchased shares, subject to the approval of a specific resolution by the extraordinary shareholders’ meeting.

      RESOLVED, that the shares may be purchased, sold or transferred by any means, such as, on the open market or through negotiated transactions, or through derivative securities (such as options, warrants, etc.), except the purchase of call options and put options, and at any time, in compliance with applicable regulations.

      The part of the program that may be carried out through block trades is not limited.

      The shareholders hereby set the maximum purchase price at 35 euros per share (excluding costs), or the U.S. dollar equivalent.

      RESOLVED FURTHER, that, in the event that the Company effects a share capital increase by way of incorporation of premiums, reserves or profits, resulting in an increase of the nominal value of shares or the creation and free allocation of shares, or effects a stock split or reverse stock split, the Board of Directors is granted full powers, to the extent necessary, to adjust the number of shares, as well as the purchase and sale prices mentioned above to take into account the effects of such transactions.

      RESOLVED FURTHER, that the maximum amount of funds dedicated to the execution of the share purchase program shall not exceed 250 million euros, or the U.S. dollar equivalent.

      RESOLVED FURTHER, that this authorization may be used by the Board of Directors for all shares held in treasury by the Company, including those that the Company acquired prior to the listing of its shares on a regulated market as defined by the French Monetary and Financial Code.

      RESOLVED FURTHER, that in order to implement this authorization, full powers are granted to the Board of Directors, including the right to delegate, for the purpose of:

•	placing orders in or outside the market;

•	concluding all agreements, for purposes of, among other things, the maintenance of the purchases and sales registries;

•	filing all reports with the Autorité des Marchés Financiers and any other organizations; and

•	carrying out all other formalities, and more generally, taking all necessary measures.

      This authorization shall remain valid for a maximum period of 18 months from the date of this meeting. It may also be used during a public tender offer and/or exchange offer, within the limits permitted by applicable regulations.

      It voids and replaces the previous authorization approved by the ordinary and extraordinary general meeting of shareholders on May 15, 2003 in its twelfth resolution.

      The Board of Directors shall inform the shareholders of the transactions carried out by implementation of this authorization.

Eleventh Resolution

Authorization granted to the Board of Directors to reduce the share capital by cancellation of treasury shares

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the Statutory Auditors’ special report,

      RESOLVED, that the Board of Directors is authorized hereby to reduce the share capital, on one or more occasions, by canceling all or part of the treasury shares held by the Company and acquired under the share repurchase program, provided that shares cancelled within any 24-month period may not exceed 10% of the Company’s share capital.

      RESOLVED FURTHER, that the Board of Directors is authorized hereby to offset the difference between the repurchase price of the cancelled shares and their par value against any available issuance premiums and reserves,

      RESOLVED FURTHER, that the Board of Directors is granted all powers to set the terms and conditions of such cancellations and, if necessary, to amend the articles of association and, more generally, to take all necessary measures.

      This authorization shall remain valid for a maximum period of 18 months from the date of this meeting.

      It voids and replaces the authorization previously approved by the extraordinary general meeting of shareholders of May 15, 2003 in its thirteenth resolution.

Twelfth Resolution

      Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Arnold Silverman

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, the Statutory Auditors’ special report, and the report of the special independent auditor (Commissaire aux avantages particuliers),

      Now, therefore, in accordance with the provisions of article L.228-95 of the French Commercial Code, and subject to the approval by the ordinary shareholders’ meeting of the fourth resolution of this meeting,

      RESOLVED to authorize the issuance, in one or more issues, of warrants giving the right to subscribe to a maximum number of 45,000 new shares of a nominal value of 0.10 euro each, as well as the issuance of the shares underlying the warrants. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is €4,500, and

      RESOLVED FURTHER, to waive the statutory preferential right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Arnold Silverman, and

      RESOLVED FURTHER, that the issuance of the warrants entails, for the benefit of the holder of such warrants, the express waiver by the shareholders of their preferential right to subscribe to the new shares to be issued upon the exercise of such warrants, and

      RESOLVED FURTHER, that the warrants must be exercised within a five-year period following their issuance, and

      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Arnold Silverman, and

      RESOLVED FURTHER, that the subscription price for the new shares that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of this meeting, and

      RESOLVED FURTHER, to approve the special advantages granted to Mr. Arnold Silverman consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant, and

      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, to grant to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable French statutory provisions, to implement this resolution, including in order to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this resolution;

•	carry out all necessary measures in order to protect the rights of the holder of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree no. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally to take all necessary measures.

      This authorization will remain effective for a period of one year from the date of this meeting.

Thirteenth Resolution

      Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Albert Eisenstat

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, the Statutory Auditors’ special report, and the report of the special independent auditor (Commissaire aux avantages particuliers),

      Now, therefore, in accordance with the provisions of article L.228-95 of the French Commercial Code, and subject to the approval by the ordinary shareholders’ meeting of the fifth resolution of this meeting,

      RESOLVED to authorize the issuance, in one or more issues, of warrants giving the right to subscribe to a maximum number of 45,000 new shares of a nominal value of 0.10 euro each, as well as the issuance of the shares underlying the warrants. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is €4,500, and

      RESOLVED FURTHER, to waive the statutory preferential right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Albert Eisenstat, and

      RESOLVED FURTHER, that the issuance of the warrants entails, for the benefit of the holder of such warrants, the express waiver by the shareholders of their preferential right to subscribe to the new shares to be issued upon the exercise of such warrants, and

      RESOLVED FURTHER, that the warrants must be exercised within a five-year period following their issuance, and

      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Albert Eisenstat, and

      RESOLVED FURTHER, that the subscription price for the new shares that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of this meeting, and

      RESOLVED FURTHER, to approve the special advantages granted to Mr. Albert Eisenstat consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant, and

      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, to grant to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable French statutory provisions, to implement this resolution, including in order to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this resolution;

•	carry out all necessary measures in order to protect the rights of the holder of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree no. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally to take all necessary measures.

      This authorization will remain effective for a period of one year from the date of this meeting.

Fourteenth Resolution

      Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Bernard Charlès

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, the Statutory Auditors’ special report, and the report of the special independent auditor (Commissaire aux avantages particuliers),

      Now, therefore, in accordance with the provisions of article L. 228-95 of the French Commercial Code, and subject to the approval by the ordinary shareholders’ meeting of the sixth resolution of this meeting,

      RESOLVED to authorize the issuance, in one or more issues, of warrants giving the right to subscribe to a maximum number of 45,000 new shares of a nominal value of 0.10 euro each, as well as the issuance of the shares underlying the warrants. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is €4,500, and

      RESOLVED FURTHER, to waive the statutory preferential right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Bernard Charlès, and

      RESOLVED FURTHER, that the issuance of the warrants entails, for the benefit of the holder of such warrants, the express waiver by the shareholders of their preferential right to subscribe to the new shares to be issued upon the exercise of such warrants, and

      RESOLVED FURTHER, that the warrants must be exercised within a five-year period following their issuance, and

      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Bernard Charlès, and

      RESOLVED FURTHER, that the subscription price for the new shares that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of this meeting, and

      RESOLVED FURTHER, to approve the special advantages granted to Mr. Bernard Charlès consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant, and

      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, to grant to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable French statutory provisions, to implement this resolution, including in order to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this resolution;

•	carry out all necessary measures in order to protect the rights of the holder of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree no. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally to take all necessary measures.

      This authorization will remain effective for a period of one year from the date of this meeting.

Fifteenth Resolution

      Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Kurt Lauk

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, the Statutory Auditors’ special report, and the report of the special independent auditor (Commissaire aux avantages particuliers),

      Now, therefore, in accordance with the provisions of article L.228-95 of the French Commercial Code, and subject to the approval by the ordinary shareholders’ meeting of the seventh resolution of this meeting,

      RESOLVED to authorize the issuance, in one or more issues, of warrants giving the right to subscribe to a maximum number of 45,000 new shares of a nominal value of 0.10 euro each, as well as the issuance of the shares underlying the warrants. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is €4,500, and

      RESOLVED FURTHER, to waive the statutory preferential right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Kurt Lauk, and

      RESOLVED FURTHER, that the issuance of the warrants entails, for the benefit of the holder of such warrants, the express waiver by the shareholders of their preferential right to subscribe to the new shares to be issued upon the exercise of such warrants, and

      RESOLVED FURTHER, that the warrants must be exercised within a five-year period following their issuance, and

      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Kurt Lauk, and

      RESOLVED FURTHER, that the subscription price for the new shares that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of this meeting, and

      RESOLVED FURTHER, to approve the special advantages granted to Mr. Kurt Lauk consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant, and

      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, to grant to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable French statutory provisions, to implement this resolution, including in order to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this resolution;

•	carry out all necessary measures in order to protect the rights of the holder of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree no. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally to take all necessary measures.

      This authorization will remain effective for a period of one year from the date of this meeting.

Sixteenth Resolution

      Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. Gerald Held

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, the Statutory Auditors’ special report, and the report of the special independent auditor (Commissaire aux avantages particuliers),

      Now, therefore, in accordance with the provisions of article L.228-95 of the French Commercial Code,

      RESOLVED to authorize the issuance, in one or more issues, of warrants giving the right to subscribe to a maximum number of 30,000 new shares of a nominal value of 0.10 euro each, as well as the issuance of the shares underlying the warrants. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is €3,000, and

      RESOLVED FURTHER, to waive the statutory preferential right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Gerald Held, and

      RESOLVED FURTHER, that the issuance of the warrants entails, for the benefit of the holder of such warrants, the express waiver by the shareholders of their preferential right to subscribe to the new shares to be issued upon the exercise of such warrants, and

      RESOLVED FURTHER, that the warrants must be exercised within a five-year period following their issuance, and

      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Gerald Held, and

      RESOLVED FURTHER, that the subscription price for the new shares that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of this meeting, and

      RESOLVED FURTHER, to approve the special advantages granted to Mr. Gerald Held consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant, and

      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, to grant to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable French statutory provisions, to implement this resolution, including in order to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this resolution;

•	carry out all necessary measures in order to protect the rights of the holder of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree no. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally to take all necessary measures.

      This authorization will remain effective for a period of one year from the date of this meeting.

Seventeenth Resolution

      Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. Jean-François Heitz

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, the Statutory Auditors’ special report, and the report of the special independent auditor (Commissaire aux avantages particuliers),

      Now, therefore, in accordance with the provisions of article L.228-95 of the French Commercial Code,

      RESOLVED to authorize the issuance, in one or more issues, of warrants giving the right to subscribe to a maximum number of 30,000 new shares of a nominal value of 0.10 euro each, as well as the issuance of the shares underlying the warrants. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is €3,000, and

      RESOLVED FURTHER, to waive the statutory preferential right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Jean-François Heitz, and

      RESOLVED FURTHER, that the issuance of the warrants entails, for the benefit of the holder of such warrants, the express waiver by the shareholders of their preferential right to subscribe to the new shares to be issued upon the exercise of such warrants, and

      RESOLVED FURTHER, that the warrants must be exercised within a five-year period following their issuance, and

      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Jean-François Heitz, and

      RESOLVED FURTHER, that the subscription price for the new shares that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of this meeting, and

      RESOLVED FURTHER, to approve the special advantages granted to Mr. Jean-François Heitz consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant, and

      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, to grant to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable French statutory provisions, to implement this resolution, including in order to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this resolution;

•	carry out all necessary measures in order to protect the rights of the holder of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree no. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally to take all necessary measures.

      This authorization will remain effective for a period of one year from the date of this meeting.

Eighteenth Resolution

      Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. David Peterschmidt

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, the Statutory Auditors’ special report, and the report of the special independent auditor (Commissaire aux avantages particuliers),

      Now, therefore, in accordance with the provisions of article L.228-95 of the French Commercial Code,

      RESOLVED to authorize the issuance, in one or more issues, of warrants giving the right to subscribe to a maximum number of 30,000 new shares of a nominal value of 0.10 euro each, as well as the issuance of the shares underlying the warrants. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is €3,000, and

      RESOLVED FURTHER, to waive the statutory preferential right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. David Peterschmidt, and

      RESOLVED FURTHER, that the issuance of the warrants entails, for the benefit of the holder of such warrants, the express waiver by the shareholders of their preferential right to subscribe to the new shares to be issued upon the exercise of such warrants, and

      RESOLVED FURTHER, that the warrants must be exercised within a five-year period following their issuance, and

      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. David Peterschmidt, and

      RESOLVED FURTHER, that the subscription price for the new shares that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of this meeting, and

      RESOLVED FURTHER, to approve the special advantages granted to Mr. David Peterschmidt consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant, and

      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, to grant to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable French statutory provisions, to implement this resolution, including in order to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this resolution;

•	carry out all necessary measures in order to protect the rights of the holder of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree no. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally to take all necessary measures.

      This authorization will remain effective for a period of one year from the date of this meeting.

Nineteenth Resolution

      Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. David Roux

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors, the Statutory Auditors’ special report, and the report of the special independent auditor (Commissaire aux avantages particuliers),

      Now, therefore, in accordance with the provisions of article L.228-95 of the French Commercial Code,

      RESOLVED to authorize the issuance, in one or more issues, of warrants giving the right to subscribe to a maximum number of 30,000 new shares of a nominal value of 0.10 euro each, as well as the issuance of the shares underlying the warrants. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is €3,000, and

      RESOLVED FURTHER, to waive the statutory preferential right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. David Roux, and

      RESOLVED FURTHER, that the issuance of the warrants entails, for the benefit of the holder of such warrants, the express waiver by the shareholders of their preferential right to subscribe to the new shares to be issued upon the exercise of such warrants, and

      RESOLVED FURTHER, that the warrants must be exercised within a five-year period following their issuance, and

      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. David Roux, and

      RESOLVED FURTHER, that the subscription price for the new shares that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of this meeting, and

      RESOLVED FURTHER, to approve the special advantages granted to Mr. David Roux consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant, and

      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, to grant to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable French statutory provisions, to implement this resolution, including in order to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this resolution;

•	carry out all necessary measures in order to protect the rights of the holder of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree no. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally to take all necessary measures.

      This authorization will remain effective for a period of one year from the date of this meeting.

Twentieth Resolution

      Authorization granted to the Board of Directors to increase the share capital through the issuance of up to 100,000 Ordinary Shares reserved to the members of the Company Employee French Savings Plan

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the Statutory Auditors’ special report, in accordance with articles L.443-1 et seq. of the French Labor Code and articles L.225-129 VII and L.225-138 of the French Commercial Code,

      RESOLVED, to authorize the Board of Directors to increase the Company’s share capital up to a maximum number of 100,000 shares with a nominal value of 0.10 euro each, on one or more occasions, and in its sole discretion, through issuances of shares reserved for the members of the employee savings plan (Plan d’Épargne d’Éntreprise) of the Company and its French or foreign affiliates in accordance with Article L.225-180 of the French Commercial Code and Article L.444-3 of the French Labor Code (the “Members”), and

      RESOLVED FURTHER, subject to the provisions of the following paragraph, that the subscription price shall be at least equal to the higher of the following prices:

•	80% of the average of the opening prices of the Company’s share as quoted on the Premier Marché of Euronext Paris S.A. over the twenty consecutive trading days preceding the day of the decision to set the opening date for subscription; or

•	85% of the closing price of the Company’s share as quoted on the Premier Marché of Euronext Paris S.A. on the last trading day preceding the day of the decision to set the opening date for subscription, and

      RESOLVED FURTHER, that the subscription price of a share shall not exceed 100% of the average of the opening prices of the Company’s share as quoted on the Premier Marché of Euronext Paris S.A. over the twenty consecutive trading days preceding the day of the decision to set the opening date for subscription, and

      RESOLVED FURTHER, to waive the preferential subscription rights of shareholders, in favor of the Members and to waive any rights to shares that may be issued or allocated pursuant to this resolution, and

      RESOLVED FURTHER, that the new shares will be subject to all provisions of the articles of association and shall become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, that the Board of Directors may provide for the allocation, free of charge, of shares, it being specified that the total advantage resulting from this allocation as through a matching contribution, or where applicable, through a discount on the subscription price, may not exceed the limits imposed by legal or regulatory provisions, and

      RESOLVED FURTHER, that the Board of Directors will have full powers, with the right to sub-delegate to its Chairman in accordance with applicable French statutory provisions, to carry out this authorization and to set the amounts and conditions of the issuances that will be realized by virtue of this authorization as well as the characteristics of the shares to be issued and, in particular, to fix the issue price, dates, time limits, terms and conditions of the subscription, the payment terms, the delivery of the new shares and to request, if necessary, the listing of the new shares on the Premier Marché of Euronext Paris S.A. or another market, and

      RESOLVED FURTHER, that the Board of Directors will also have full powers, with the right to sub-delegate to its Chairman, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases with the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally to take all necessary actions.

      This authorization is valid for a period ending at the close of annual meeting of shareholders called to deliberate upon the accounts of the fiscal year ending December 31, 2005.

Twenty-First Resolution

      Re-affirmation of the price-setting conditions of Ordinary Shares reserved for issuance under the 1995 International Employee Stock Purchase Plan, as authorized by the combined shareholders’ meetings of May 15, 2003 and December 11, 2003

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the Statutory Auditors’ special report,

      RESOLVED, in accordance with article L.225-137 II and L.225-138 III of the French Commercial Code, to not modify the price-setting conditions of shares reserved for issuance under the 1995 International Employee Stock Purchase Plan as authorized by the shareholders at their extraordinary meeting of May 15, 2003 in its nineteenth resolution and by the shareholders at their extraordinary meeting of December 11, 2003 in its fourth resolution.

Twenty-Second Resolution

      Authorization granted to the Board of Directors to increase the share capital through the issuance of up to 325,000 Ordinary Shares, the subscription to which is reserved to the Business Objects S.A. Employee Benefits Trust under the 1995 International Employee Stock Purchase Plan

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the Statutory Auditors’ special report, pursuant to the provisions of article L.225-138 I of the French Commercial Code,

      RESOLVED that the Board of Directors is hereby delegated full powers to increase the Company’s share capital through the issue of a maximum number of 325,000 shares with a nominal value of 0.10 euro each, on one or more occasions and in its sole discretion, the subscription for which is reserved for the Business Objects S.A. Employee Benefits Trust, and

      RESOLVED FURTHER, to waive the preferential right of the shareholders to subscribe to the Company’s new shares that would be issued by virtue of this resolution, and to reserve the subscription to such new shares to Business Objects S.A. Employee Benefits Trust, and

      RESOLVED FURTHER, that for each subscription period, the subscription price of one share shall be at least equal to 85% of the lowest closing price of the Company’s shares as reported on the Premier Marché of Euronext Paris S.A. on the last trading day preceding the first day of the given subscription period, as defined in the 1995 International Employee Stock Purchase Plan, and the last day of such subscription period, as such prices are published by Euronext Paris S.A. or another publication that the Board of Directors will deem reliable, and

      RESOLVED FURTHER, that the new shares will be subject to all provisions of the articles of association and will become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, that the Board of Directors is hereby granted full powers, with the right to sub-delegate to its Chairman in accordance with applicable French statutory provisions, to carry out this delegation and set the amount of the issuances that will be realized by virtue of this authorization as well as the characteristics of the shares to be issued and, in particular, to fix the subscription price pursuant to the conditions set by this resolution, dates, time limits, the terms and conditions of the subscription, payment, delivery and right to dividends of the issued shares, and to request, if necessary, the listing of the new shares on the Premier Marché of Euronext Paris S.A. or another market, and

      RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers, with the right to sub-delegate to its Chairman, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases against the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally to take all necessary actions.

      This delegation is valid for a period of two years following the date of the present meeting.

Twenty-Third Resolution

      Authorization granted to the Board of Directors to increase the share capital through the issuance of up to 475,000 Ordinary Shares, the subscription to which is reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the Statutory Auditors’ special report, pursuant to the provisions of article L.225-138 I of the French Commercial Code,

      RESOLVED to authorize the Board to implement a contractual international stock purchase plan, the 2004 International Employee Stock Purchase Plan, reserved to the employees of the Group, and to create and implement a trust, the 2004 Business Objects S.A. Employee Benefits Trust,

      RESOLVED that the Board of Directors is hereby delegated full powers to increase the Company’s share capital through the issue of a maximum number of 475,000 shares with a nominal value of 0.10 euro each, on one or more occasions and in its sole discretion, the subscription for which is reserved to the 2004 Business Objects S.A. Employee Benefits Trust, and

      RESOLVED FURTHER, to waive the preferential rights of the shareholders to subscribe to the Company’s new shares that would be issued by virtue of this resolution, and to reserve the subscription to such new shares to 2004 Business Objects S.A. Employee Benefits Trust, and

      RESOLVED FURTHER, that for each subscription period, the subscription price of one share shall be at least equal to 85% of the lowest closing price of the Company’s shares as reported on the Premier Marché of Euronext Paris S.A. on the first day of the given subscription period and the last day of such offering period, as defined by the 2004 International Employee Stock Purchase Plan as such prices are published in Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable, and

      RESOLVED FURTHER, that the new shares will be subject to all provisions of the articles of association and will become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, that the Board of Directors is hereby granted full powers, with the right to sub-delegate to its Chairman in accordance with applicable French statutory provisions, to carry out this delegation and set the amount of the issuances that will be realized by virtue of this authorization as well as the characteristics of the shares to be issued and, in particular, to fix the subscription price pursuant to the conditions set by this resolution, dates, time limits, the terms and conditions of the subscription, payment, delivery and right to dividends of the issued shares, and to request, if necessary, the listing of the new shares on the Premier Marché of Euronext Paris S.A. or another market, and

      RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers, with the right to sub-delegate to its Chairman, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases against the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally to take all necessary actions.

      This delegation is valid for a period of two years following the date of the present meeting.

Twenty-Fourth Resolution

      Authorization granted to the Board of Directors to increase the share capital by issuance of 2,500,000 Ordinary Shares, the subscription to which is reserved to Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Option Plan

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the Statutory Auditors’ special report, pursuant to the provisions of Article L. 225-138 I of the French Commercial Code,

      RESOLVED that the Board of Directors is hereby delegated full powers to increase the Company’s share capital through the issue of a maximum number of 2,500,000 shares with a nominal value of 0.10 euro each, on one or more occasions and in its sole discretion. However, in no event will the number of shares issuable under the 2001 Stock Incentive Plan and the number of shares issued and subscribed by the Business Objects Employee Benefit Sub-Plan Trust exceed the total number of new shares authorized to be issued under the 2001 Stock Incentive Plan (including as authorized the future automatic annual increases provided for in the 2001 Stock Incentive Plan) prior to the approval of this proposal by the present general meeting.

      RESOLVED FURTHER, to waive the preferential rights of the shareholders to subscribe to the Company’s new shares that would be issued by virtue of this resolution, and to reserve the subscription to such new shares to Business Objects Employee Benefit Sub-Plan Trust, and

      RESOLVED FURTHER, the subscription price of one share shall be determined by the Board of Directors, with the right to sub-delegate to its Chairman as provided by law, and shall be at least equal to 85%

of the closing price of the Company’s shares as reported on the Premier Marché of Euronext Paris S.A. on the last trading day preceding the decision of the issuance of the shares by the Board of Directors or the Chairman of the Board, as such prices are published by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable, and

      RESOLVED FURTHER, that in the event the Company effects a share capital increase by way of incorporation of premiums, reserves or profits, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split or reverse stock split or a combination of shares, the Board of Directors is granted to the extent necessary full powers to adjust the number of shares which may be granted under this resolution, and/or to adjust the nominal value of the shares.

      RESOLVED FURTHER, that the new shares will be subject to all provisions of the articles of association and will become like existing shares from the effective date of their issuance, and

      RESOLVED FURTHER, that the Board of Directors is hereby granted full powers, with the right to sub-delegate to its Chairman in accordance with applicable French statutory provisions, to carry out this delegation and set the amount of the issuances that will be realized by virtue of this authorization as well as the characteristics of the shares to be issued and, in particular, to fix the subscription price pursuant to the conditions set by this resolution, dates, time limits, the terms and conditions of the subscription, payment, delivery and right to dividends of the issued shares, and to request, if necessary, the listing of the new shares on the Premier Marché of Euronext Paris S.A. or another market, and

      RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers, with the right to sub-delegate to its Chairman, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases against the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally to take all necessary actions.

      This delegation is valid for a period of two years following the date of the present meeting.

Twenty-Fifth Resolution

      Authorization granted to the Board of Directors to amend the 2001 Stock Option Plan to rename it the “2001 Stock Incentive Plan” and to approve the adoption of the Subsidiary Stock Incentive Sub-Plan under the 2001 Stock Incentive Plan

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors,

      RESOLVED to authorize the Board to implement an amendment to the 2001 Stock Option Plan to rename it the “2001 Stock Incentive Plan”.

      RESOLVED to approve the adoption of the Subsidiary Stock Incentive Sub-Plan under the 2001 Stock Option Plan;

      RESOLVED FURTHER, that the third and eighth resolutions regarding the 2001 Stock Option Plan adopted respectively by the extraordinary general shareholders’ meeting held on February 6, 2001 and on December 11, 2003 shall remain in effect for the remaining duration.

Twenty-Sixth Resolution

      Authorization granted to the Board of Directors to issue Ordinary Shares or other securities giving immediate or deferred access to the Company’s share capital, with preferential subscription rights

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and has noted that the share capital has been fully paid-up,

      RESOLVED, pursuant to the provisions of article L.225-129 III of the French Commercial Code, to delegate to the Board of Directors full authority to complete the share capital increase through issuances, with preferential subscription rights, of shares of the Company and/or other securities giving immediate or deferred access to a portion of the Company’s share capital, on one or more occasions, in the amounts and at the times that the Board will determine, in France and/or abroad, either in Euros, a foreign currency, or any other accounting unit established with reference to a group of currencies, it being specified that the Chairman of the Board may be delegated all powers deemed necessary to carry out the share capital increase, and

      RESOLVED FURTHER, that the nominal value of the share capital increases which may be carried out, either immediately or in the future, by virtue of this delegation shall not exceed €1,300,000 or the exchange value of this sum, with the understanding that this amount does not take into account any adjustments which may be made in compliance with applicable French legislation or regulations, and where applicable, contractual provisions providing for other cases of adjustments, to preserve the rights of security holders giving access to a portion of the share capital of the Company, and

      RESOLVED FURTHER, that the Board of Directors may issue:

a) ordinary shares,

b) all securities, subordinated or not in the case of bonds, which entitle the bearer, whether at any time, on a determined date or during defined periods, through subscription, conversion, exchange, redemption, presentation of a warrant or in any other manner, to securities which represent a portion of the share capital of the Company, and which may take any of the forms mentioned in Articles L.225-150 to L.225-176 or L.228-91 of the French Commercial Code,

c) unattached warrants for the subscription of shares (and/or where applicable, for the allocation of existing shares) entitling their holders to subscribe to shares representing a portion of the share capital of the Company. These warrants may be distributed at no cost or for consideration, and

      RESOLVED FURTHER, that no preferred shares and no non voting shares may be issued by virtue of this authorization, and

      RESOLVED FURTHER, that the aggregate nominal value of the securities issued as debt securities giving access to the share capital of the Company may not exceed €300,000,000 or the equivalent thereof in the case of issues in foreign currency or units of account based on several currencies, and

      RESOLVED FURTHER, that shareholders may exercise, under the terms and conditions provided for by current legislation and regulations, their preferential subscription rights as a matter of law (droit de souscription à titre irréductible). Furthermore, the Board of Directors may grant shareholders the right to subscribe to securities in addition to those to which they are entitled as a matter of law, in proportion to their subscription rights and, in any case, limited to the number of securities requested (droit de souscription à titre réductible), and

      RESOLVED FURTHER, that the Board of Directors may decide that the balance of the share capital increase that is un-subscribed, either as a matter of law or by request as discussed above, be distributed totally or partially at its discretion, or offered to the public totally or partially, or that the amount of the capital increase to the number of subscriptions received provided that the legal requirements are met, it being specified that the Board of Directors may, at its discretion, and in the order it shall deem appropriate, exercise all of the rights listed above or only some of them.

      RESOLVED FURTHER, that in the case of a free allocation of warrants in favor of holders of existing shares, the Board of Directors has the option to decide that the fractional rights to subscribe remaining after allocation are not transferable and that the attached rights are sold, the sums from the sale being allocated to the holders in title of the rights, thirty days at the latest after the date of registration in their account of the whole number of securities allocated to them.

      RESOLVED FURTHER, that the issuance of warrants for subscription of shares of the Company, pursuant to article L.228-95 of the French Commercial Code, may take place either through an offer to subscribe, or through a free allocation to the holders of existing shares.

      ACKNOWLEDGE that this decision automatically entails a waiver by the shareholders of their preferential subscription rights with respect to other securities to which these securities give a right, in favor of the holders of the securities mentioned in (b) above issued by virtue of this delegation other than convertible bonds, and

      RESOLVED, to waive the preferential subscription rights to shares issued upon conversion of convertible bonds mentioned in section (b) above and to securities to which the warrants referred to in section (c) above may entitle, and

      RESOLVED FURTHER, that the sum paid or to be paid to the Company for each share issued under this delegation shall be at least equal to the nominal value of the shares at the date of issuance.

      RESOLVED FURTHER, that in the event the Company carry out a share capital increase by way of incorporation of premiums, reserves or profits, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split or reverse stock split, the Board of Directors is granted to the extent necessary full powers to adjust the number of shares and the nominal value thereof set forth in this resolution, to reflect the change resulting from these transactions, and

      RESOLVED FURTHER, to grant full authority to the Board of Directors, with the right to sub-delegate in accordance with applicable French statutory provisions, to carry out such authorization, in order, more specifically, to determine the form and characteristics of the securities to be created, as well as the dates and terms and conditions of the issue, to set the amount to be issued, to set, even retroactively, the issuance date, to determine the method of payment for the shares or other securities issued, and where applicable, provide for the conditions of their repurchase on the market, the possibility to suspend the exercise of rights to an allocation of shares attached to securities to be issued during a period not to exceed three months and to set the conditions according to which the preservation of the rights of holders of securities giving access to the share capital of the Company, pursuant to applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments.

      In the event of securities being issued entitling their holders to an allotment of securities which represent a portion of the share capital of the Company upon presentation of a warrant for subscription or purchase, the Board of Directors shall be granted full authority to determine the terms and conditions according to which the Company may purchase said warrants for subscription or purchase, at any time or within defined periods, in view of their cancellation, and

      RESOLVED FURTHER, that the Board of Directors may at its sole discretion, and with the right to sub-delegate in accordance with applicable French statutory provisions:

•	at its sole initiative and if it deems appropriate, impute all expenses, taxes and fees incurred in relation to the issue to the total amount of the corresponding issue premium, and draw from this amount the sums necessary to bring the legal reserve to one-tenth of the new total share capital subsequent to each issue;

•	take all actions necessary for the listing of the securities issued, and more generally,

•	take all measures useful or necessary in furtherance of the proposed issue, to record the resulting increase in share capital and to amend the articles of association accordingly.

      If debt securities giving immediate or deferred access to a portion of the share capital of the Company are issued, the Board of Directors shall have the power, with the right to delegate to its Chairman, to decide whether or not they are subordinate, set their interest rate and currency, term and redemption price (fixed or variable), and determine whether they should be issued with a premium and the method of redemption on the basis of market conditions and the conditions under which these securities give a right to the Company’s shares, and

      RESOLVED FURTHER, that this authorization replaces the sixth resolution adopted by the extraordinary shareholders’ meeting on December 11, 2003.

      This authorization will remain effective for a period of twenty-six months from the date of this general meeting.

Twenty-Seventh Resolution

      Authorization granted to the Board of Directors to issue Ordinary Shares or other securities giving immediate or deferred access to the Company’s share capital, without preferential subscription rights

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the special report of the Statutory Auditors, and has noted that the share capital has been fully paid up,

      RESOLVED, pursuant to the provisions of article L.225-129 III of the French Commercial Code, to delegate to the Board of Directors full authority to complete the share capital increase through issuances, to the public without preferential subscription rights, of shares and/or other securities giving immediate or deferred access to a portion of the share capital of the Company, on one or more occasions, in the amounts and at the times that the Board will determine, in France and/or abroad, whether in Euros, a foreign currency, or any other accounting unit established with reference to a group of currencies, it being specified that the Chairman of the Board may be delegated all powers deemed necessary to carry out the share capital increase, and

      RESOLVED FURTHER, that the aggregate nominal value of the share capital increases which may be carried out, either immediately or in the future, by virtue of this delegation shall not exceed €1,300,000 or the exchange value of this sum, with any use of this delegation being imputed to the €1,300,000 ceiling set in the twenty-sixth resolution here above, with the understanding that this amount does not take into account any adjustments which may be made in compliance with applicable French legislation or regulations, and where applicable, contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to a portion of the share capital of the Company, and

      RESOLVED FURTHER, that the Board of Directors may issue:

a) ordinary shares,

b) all securities, subordinated or not in the case of bonds, which entitle the holder, whether at any time or on a determined date, through subscription, conversion, exchange, redemption, presentation of a warrant or in any other manner, to securities which represent a portion of the share capital of the Company, and which may take any of the forms mentioned in articles L.225-150 to L.225-176 or L.228-91 of the Commercial Code,

c) unattached warrants for the subscription of shares (and/or where applicable, for the allocation of existing shares) entitling their holders to subscribe to shares representing a portion of the share capital of the Company. These warrants may be distributed at no cost or for a consideration, and

      RESOLVED FURTHER, that no preferred shares and no non voting certificate may be issued by virtue of this authorization, and

      RESOLVED FURTHER, that the aggregate nominal value of the securities issued as debt securities giving access to the share capital of the Company may not exceed 300,000,000 euros or the equivalent thereof in the case of issues in foreign currencies or units of account based on several currencies, and

      RESOLVED FURTHER, that any sum paid or to be paid to the Company in consideration for each of the shares issued or to be issued under the present delegation, after taking into account, where applicable, in the case of unattached warrants for the subscription of shares (and/or where applicable, for the allocation of existing shares), of the issue price for such warrants, will be at least equal to the minimum value set by applicable laws at the time this authorization is used, or currently, the average of the reported prices for one share of the Company on the Premier Marché of Euronext Paris S.A. for a period of ten consecutive trading days chosen from among the last twenty trading days preceding the beginning of issuance of said securities, after, where applicable, adjustment of this average to take into account the date at which dividends are allocated, and

      RESOLVED FURTHER, to waive the preferential rights of subscription to the securities referred to in (a), (b) and (c) above.

      This decision automatically entails a waiver by the shareholders of their preferential subscription rights with respect to securities to which these securities entitle them, in favor of the holders of the securities mentioned in (b) here above, issued by virtue of this delegation, other than convertible bonds.

      RESOLVED FURTHER, that the preferential subscription right of shareholders to the shares issued upon conversion of convertible bonds and to securities to which the warrants discussed in (c) above give a right, is waived.

      The Board of Directors may grant a priority right (droit de priorité) to the benefit of existing shareholders, for a period and under terms to be determined by the Board of Directors, entitling such shareholders to subscribe in priority to securities referred to in (a), (b), and (c) above, in proportion to the number of shares held by each shareholder, it being specified that the priority right shall not entail the creation of transferable rights, and

      RESOLVED FURTHER, that the Board of Directors could use the present authorization, in whole or in part, to remunerate the securities tendered into a public exchange offer initiated by the Company, within the limits and according to the conditions set forth by the law applicable at the time this authorization is used, and

      RESOLVED FURTHER, to grant full authority to the Board of Directors, with the right to sub-delegate in accordance with applicable French statutory provisions, to carry out such authorization, in order, more particularly, to determine the form and characteristics of the securities to be created, as well as the dates, price and terms and conditions of the issue, to set the amounts to be issued, to set, even retroactively the right to dividends, to determine the method of payment for the shares or other securities issued, and where applicable, provide for the conditions of their repurchase on the market, the possibility to suspend the exercise of rights to an allocation of shares attached to securities to be issued during a period not to exceed three months and to set the conditions according to which the preservation of the rights of holders of securities giving access to the share capital of the Company, pursuant to applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments.

      In the event of securities being issued entitling their holders to an allotment of securities which represent a portion of the share capital of the Company upon presentation of a warrant, the Board of Directors shall be granted full authority to determine the terms and conditions according to which the Company may purchase said warrants for subscription or allocation, at any time or within defined periods, in view of their cancellation, and

      RESOLVED FURTHER, that in the event the Company effects a share capital increase by way of incorporation of premiums, reserves or profits, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split or reverse stock split, the Board of

Directors is granted to the extent necessary full powers to adjust the number of securities and nominal value thereof set forth in this resolution, to reflect the change resulting from these transactions, and

      RESOLVED FURTHER, that the Board of Directors may, with the right to sub-delegate in accordance with applicable French statutory provisions:

•	at its sole initiative and if it deems appropriate, impute all expenses, taxes and fees incurred in relation to the issue to the total amount of the corresponding issue premium, and draw from this amount the sums necessary to bring the legal reserve to one-tenth of the new total share capital subsequent to each issue;

•	take all action necessary to the listing of the securities to be issued and, more generally;

•	take all measures, conclude all agreements and undertake all formalities necessary or useful to ensure the outcome of the proposed issue, to record the resulting increase in share capital and to amend the articles of association accordingly.

      If debt securities giving immediate or deferred access to a portion of the share capital of the Company are issued, the Board of Directors shall have the power, with the right to sub-delegate to its Chairman, to decide whether or not they are subordinate, set their interest rate and currency, term and redemption price (fixed or variable), and determine whether they should be issued at a premium and the method of redemption on the basis of market conditions and the conditions under which these securities grant subscription rights to the Company’s shares, and

      RESOLVED FURTHER, that, this authorization replaces the seventh resolution adopted by the extraordinary shareholders’ meeting on December 11, 2003.

      This authorization will remain effective for a period of twenty-six months from the date of this general meeting.

Twenty-Eighth Resolution

      Authorization granted to the Board of Directors to increase the share capital of the Company by incorporation of reserves, profits or premiums

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the special report of the Statutory Auditors, and has noted that the share capital of the Company is fully paid-up,

      RESOLVED, that the Board of Directors is hereby granted all powers, with the right to sub-delegate to its Chairman, to increase the share capital of the Company, on one or more occasions, in the amounts and at the times determined by the Board, by way of incorporation of premiums, reserves or profits into the share capital, either by increase in the nominal value, or by the creation and free allocation of shares, or by the simultaneous execution of both procedures.

      RESOLVED FURTHER, that the total nominal value of shares issued by virtue of this delegation shall not exceed the limit of 1,300,000 euros, with the understanding that this amount does not take into account any adjustment which may be made in compliance with current legislation or regulations, and where applicable, contractual provisions providing for other cases of adjustments, to protect the rights of the securities holders, with any use of this delegation being imputed to the maximum amount increases set in the twenty-sixth resolution.

      RESOLVED FURTHER, that rights corresponding to fractional shares shall not be negotiable and the corresponding shares shall be sold.

      RESOLVED FURTHER, that each holder of such fractional rights shall receive cash in lieu thereof no later than thirty (30) days after the whole number of new shares have been registered in the name of such holder.

      RESOLVED FURTHER, that the Board of Directors has all powers, with the right to sub-delegate to its Chairman, to determine the dates and conditions of the issuances, and in particular, to set the amount and the nature of reserves and premiums to be incorporated into the share capital, to set the number of new shares to be issued or the amount by which the nominal value of existing shares composing the share capital will be increased, to set the date, even retroactively, from when the new shares will give rights to dividends or the date at which the increase in the nominal value will take effect, to set the conditions according to which the rights of holders of securities giving access to the share capital of the Company will be preserved, pursuant to the legal and regulatory provisions applicable, and where applicable, contractual provisions providing for other cases of adjustments.

      RESOLVED FURTHER, that the Board of Directors may at its sole discretion, and with the right to sub-delegate in accordance with applicable French statutory provisions:

•	at its sole initiative and if it deems appropriate, impute all expenses, taxes and fees incurred in relation to the issue to the total amount of the corresponding issue premium, and draw from this amount the sums necessary to bring the legal reserve to one-tenth of the new total share capital subsequent to each issue;

•	take all actions necessary for the listing of the securities issued, and more generally,

•	take all measures useful or necessary in furtherance of the proposed issue, to record the resulting increase in share capital and to amend the articles of association accordingly.

      This authorization voids and replaces all prior authorizations granted to the Board of Directors to increase the share capital of the Company by incorporation of premiums, reserves or profits and, in particular, the authorization granted by the ordinary and extraordinary meetings of the shareholders of June 5, 2002 in its fourteenth resolution.

      In accordance with article L. 225-129 of the French Commercial Code, this authorization is granted for a period expiring twenty-six month following this meeting.

Twenty-Ninth Resolution

      Authorization granted to the Board of Directors to increase share capital reserved for subscription by qualified institutional buyers.

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the special report of the Statutory Auditors,

      DELEGATE, in accordance with the provisions of article L.225-138 II of the French Commercial Code, in particular, paragraph 2 therein, to the Board of Directors the necessary powers to increase the share capital, on one or more occasions, for a total nominal amount of 1,300,000 euros, it being specified that this threshold will be charged against the maximum threshold of the capital increase determined by the twenty-sixth resolution submitted to the present shareholders’ meeting,

a) through the issuance of new shares, with or without warrants attached, to be subscribed to in cash or by the offset of debt, with or without an issue premium;

b) through the issuance of securities other than shares giving right, directly or indirectly, to the allocation of shares through conversion, exchange, reimbursement, the presentation of a warrant, or any other manner, at any time or on a fixed date or dates;

c) through the issuance of warrants to be subscribed to in cash or allocated free of charge, it being specified that these warrants can be issued alone or, as described in paragraph (b) above, attached to the securities that will be simultaneously issued;

d) or through simultaneous use of several of the above-listed procedures.

      The maximum nominal amount of securities representing the Company’s debt that may be issued pursuant to the present resolution shall not exceed 300 million euros or its equivalent value in a foreign currency or any other unit of account established by reference to a group of currencies.

      Decide to waive the shareholders’ preferential subscription rights to the securities that are the subject of the present resolution and to reserve the right to subscribe to such securities to (a) qualified institutional buyers (“investisseurs qualifiés”) as defined under article L.411-1 of the French Financial and Monetary Code and Decree no. 98-880 of October 1, 1998 and (b) all other qualified institutional buyers that are equivalent to those described in (a) pursuant to applicable laws in foreign jurisdictions.

      Acknowledge that the present authorization entails, for the benefit of the holders of securities giving access to the share capital of the Company, a waiver by the existing shareholders of their preferential rights to subscribe to the shares to which the issued securities will give right to and expressly waive their preferential rights to subscribe to the shares that will be issued upon the conversion of bonds or upon the exercise of warrants.

      Decide that the Board of Directors shall determine the precise list of beneficiaries within the class of previously-mentioned beneficiaries to the benefit of whom the preferential subscription rights were waived, and shall define the characteristics, amount and conditions of each issuance, as well as the terms and conditions for payment of the issued securities. In particular, the Board of Directors will determine the number of securities to be issued for the benefit of each beneficiary and will, taking into account the indications contained in its report, set the subscription prices of these securities and the due date, it being specified that the sum due to or that should be due to the Company for each of the shares issued under this authorization, after taking into account, if necessary, the issuance price of the warrants, in the event of an issuance of stand-alone warrants, will be at least equal to the weighted average by volume (in the centralized order book and excluding off market blocks) of the Company’s share price 3 trading days preceding the issuance. This average may be adjusted, if necessary, to take into account the differences in the due date and may possibly be decreased by a maximum discount of 5%.

      Decide that the amount of the additional capital increases deemed necessary in order to preserve the rights of the security holders and the warrants giving right, in any manner whatsoever, to the allocation of Company shares shall be added to the amount of 1,300,000 euros set in paragraph (3) above.

      Decide that the Board of Directors will have all powers, within the limits of applicable law, with the power to sub-delegate, within the limits of applicable law,

a) to implement this resolution, and in particular, to proceed with the above-mentioned issuances that lead to the share capital increase, note their realization, amend the articles of association accordingly, establish a supplemental report as required by French law and complete all formalities and obtain all authorizations that are necessary to the realization of these issuances,

b) to suspend the exercise of the rights to the allocation of shares attached to the issued securities during a period that shall not exceed three months and to set the terms and conditions under which the security holders’ rights to the shares shall be preserved in accordance with legal and regulatory provisions, and, at the case may be, in accordance with contractual stipulations that foresee other instances of adjustment,

c) where necessary, to take all necessary measures to list the issued securities on a regulated market, charge the fees from the issuance against the amount of premiums related to the capital increases and to deduct from these premiums the necessary sums to bring the legal reserve up to one-tenth of the share capital resulting from these increases,

d) in the event of the issuance of debt securities giving right to the allocation of shares, to determine, in particular, whether or not these securities are subordinated, set their interest rate and their currency, their duration (determined or undetermined), the redemption price (fixed, variable, with or without a premium) and the conditions of redemption in consideration of the conditions under which these securities shall give right to shares of the Company,

e) in the event of the issuance of securities giving access to the share capital, to purchase such securities on the market or by private contract, whether or not with a view to canceling such securities, taking into account currently applicable legal provisions.

      Decide that the present authorization shall be valid for a period of two years.

Thirtieth Resolution

      Authorization granted to the Board of Directors to increase the share capital reserved for subscription by present and future members of the Board of Directors of the Company.

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors and the special report of the Statutory Auditors, and has noted that the share capital has been fully paid up,

      DELEGATE, in accordance with the provisions of article L.225-138 II of the French Commercial Code, in particular, paragraph 2 therein, to the Board of Directors the necessary powers to increase the share capital, on one or more occasions, for a total nominal amount of 30,000 euros, it being specified that this threshold will be charged against the maximum threshold of the capital increase determined by the twenty-sixth resolution submitted to the present shareholders’ meeting:

a) through the issuance of new shares, with or without warrants attached, to be subscribed to in cash or by the offset of debt, with or without an issue premium;

b) through the issuance of warrants (and/or, as the case may be, attribution of existing shares) to be subscribed in cash or allocated free of charge;

c) or through simultaneous use of several of the above-listed procedures.

      Decide to waive the shareholders’ preferential subscription rights to the securities that are the subject of the present resolution and to reserve the right to subscribe to such securities to present and future directors of the Company.

      Acknowledge that the present authorization entails, for the benefit of the holders of securities giving access to the share capital of the Company, a waiver by the existing shareholders of their preferential rights to subscribe to the shares to which the issued securities will give right to and expressly waive their preferential rights to subscribe to the shares that will be issued upon the exercise of warrants.

      Decide that the Board of Directors shall determine the precise list of beneficiaries within the previously-mentioned category of beneficiaries to the benefit of whom the preferential subscription rights were waived, and shall define the characteristics, amount and conditions of each issuance, as well as the terms and conditions for payment of the issued securities (as the case may be, the lock-up agreements). In particular, the Board of Directors will determine the number of securities to be issued for the benefit of each director and will, taking into account the indications contained in its report, set the subscription prices of these securities and the due date, it being specified that the sum due to or that should be due to the Company for each of the shares issued under this authorization, after taking into account, if necessary, the issuance price of the warrants, in the event of an issuance of stand-alone warrants, will be equal to the closing price of the Company’s share on the Premier Marché of Euronext Paris S.A. on the trading day preceding the date of the Board of Directors that will decide the issuance.

      Decide that the Board of Directors will have all powers in the event of a stock split or a reverse stock split to adjust, as the case may be, the subscription price as mentioned above in order to take into account the incidence of such transactions on the share value.

      Decide that the amount of the additional capital increases deemed necessary in order to preserve the rights of the security holders and the warrants giving right, in any manner whatsoever, to the allocation of Company shares shall be added to the amount of 30,000 euros set in paragraph (3) above.

      Decide that the Board of Directors will have all powers, within the limits of applicable law, with the power to sub-delegate, within the limits of applicable law,

a) to implement this resolution, and in particular, to proceed with the above-mentioned issuances that lead to the share capital increase, note their realization, amend the articles of association accordingly, establish a supplemental report as required by French law and complete all formalities and obtain all authorizations that are necessary to the realization of these issuances,

b) to suspend the exercise of the rights to the allocation of shares attached to the issued securities during a period that shall not exceed three months and to set the terms and conditions under which the security holders’ rights to the shares shall be preserved in accordance with legal and regulatory provisions, and, as the case may be, in accordance with contractual stipulations that foresee other instances of adjustment,

c) where necessary, to take all necessary measures to list the issued securities on a regulated market, charge the fees from the issuance against the amount of premiums related to the capital increases and to deduct from these premiums the necessary sums to bring the legal reserve up to one-tenth of the share capital resulting from these increases,

d) in the event of the issuance of securities giving access to the share capital, to purchase such securities on the market or by private contract, whether or not with a view to canceling such securities, taking into account currently applicable legal provisions.

      Decide that the present authorization shall be valid for a period of two years from the present general meeting.

Thirty-First Resolution

      Approval of the amendment of the articles of association of the Company such that they are in conformity with the new provisions of the French Commercial Code, as amended by the French Law 2003-706 of August 1, 2003 on Financial Security

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors,

      RESOLVED, to amend the first paragraph of article 7.2 of the articles of association as follows:

      “Any natural or legal person acting alone or in concert who acquires a number of shares representing more than one twentieth, one tenth, one fifth, one third, half or two thirds of the shares capital or voting rights, shall inform the Company, within five trading days of crossing the holding threshold, of the total number of shares or voting rights which this person holds.”

      RESOLVED to delete the third paragraph of article 7.2 of the articles of association.

      RESOLVED that the rest of article 7.2 remains unchanged.

      RESOLVED to add a fifth paragraph to article 11.2 of the articles of association as follows:

      “The Statutory Auditors are convened to all meetings of the Board of Directors that examine or fix the annual or intermediary financial statements, as well as to all shareholders’ meetings.”

      RESOLVED to amend the second paragraph of article 12 of the articles of association as follows:

      “The Board of Directors implements all controls and verifications that it deems appropriate. The Chairman of the Board of Directors or the Chief Executive Officer shall disclose to each Director all documents and information necessary for the fulfillment of his duties.”

      RESOLVED that the rest of article 12 remains unchanged.

      RESOLVED to delete the first sentence of the third paragraph of article 13 of the articles of association and that the rest of the article remains unchanged.

      RESOLVED, to amend the article 15.2 of the articles of association as follows:

      “Any agreement to be entered into, directly or indirectly, between the Company and its Directors, Chief Executive Officer, Directeur Général Délégué, a shareholder owning more than 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder within the meaning of article L.233-3 of the French Commercial Code, must be submitted to the prior authorization of the Board of Directors.

      Such prior authorization is also required for transactions in which one of the persons listed in the first paragraph above has an indirect interest.

      Such prior authorization is also required for agreement between the Company and another company, should one of the Company’s Directors, Chief Executive Officer, or Directeur Général Délégué own such other company or be an unlimited liability partner, director, general manager, member of the supervisory board or, more generally, a member of the management of the other company.

      Agreements which are entered into in the ordinary course of business and with terms and conditions which are not out of the ordinary are not subject to the prior authorization of the Board of Directors. Nevertheless, such agreements, except if by reason of their purpose or their financial implications are not significant for both parties, must be disclosed by the interested party to the Chairman of the Board. The list and purpose of such agreements must be communicated by the Chairman of the Board to the Board of Directors and to the Statutory Auditors”

Thirty-Second Resolution

      Approval of the amendment of the nineteenth paragraph of article 6 of the articles of association relating to the cancellation of warrants

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

      WHEREAS, this general meeting is aware of the report of the Board of Directors,

      RESOLVED to delete the nineteenth paragraph of article 6 of the articles of association.

      The rest of the article remains unchanged.

Thirty-Third Resolution

      To grant full powers of attorney to carry out registrations and formalities

      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

      RESOLVED, that the bearer of an original, a copy or an extract of the minutes of this shareholders’ meeting for the purposes of carrying out all necessary registrations, filings and formalities.

CUT HERE
——————————————————————————————————————————————————————————————————

ANNEX A

REQUEST FOR INFORMATION FORM

BUSINESS OBJECTS S.A.

Registered office: 157-159 rue Anatole France
92300 Levallois-Perret
R.C.S. Nanterre B 379 821 994

ORDINARY AND EXTRAORDINARY

GENERAL MEETING OF SHAREHOLDERS ON JUNE 3, 2004 (1st call)
OR ON JUNE 10, 2004 (2nd call)

REQUEST FOR INFORMATION FORM

I, the undersigned,	residing at	,
holder of                      American Depositary Shares hereby request the sending of the documents and information concerning the mixed general meeting, as referred to in article 135 of the decree of March 23, 1967 on commercial companies.

Executed in ____________________________________________________________________________ ,
On _________________________________________________ .

Documents to be returned to:

A-1

ANNEX B

AUDIT COMMITTEE CHARTER

Amended as of February 23, 2004

Organization

      This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom are independent of management and the Company under the rules of the Nasdaq Stock Market and other applicable rules.

      All Committee members shall be financially literate, as required by Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and NASD Rule 4350(d)(2)(A). In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise and at least one member of the Committee shall be a “financial expert,” as defined by SEC regulations.

      No member of the Audit Committee may receive any compensation from the Company other than directors’ fees.

Statement of Policy

      The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors management and other employees of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

      The primary responsibility of the Audit Committee is to oversee the Company’s accounting, financial reporting processes and audits of the financial statements on behalf of the Board and report the results of their activities to the Board on at least a quarterly basis. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing those financial statements and for reviewing the Company’s unaudited interim financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

      The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall have a clear understanding with management and the independent and internal auditors that the independent and internal auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders.

•	The Committee shall have sole authority to appoint, retain and terminate the independent auditors, subject, if applicable, to shareholders ratification.

•	The Committee shall have the sole authority and responsibility to evaluate the experience and qualifications of the senior members of the independent and internal audit teams and the quality controls procedures of the independent and internal auditors.

•	The Committee shall, at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

•	After reviewing the foregoing report and the independent auditors throughout the year, the Committee shall review annually the performance of the Company’s independent auditors.

•	In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

•	The Committee shall discuss with the independent and internal auditors the overall scope and plans for their respective audits including the adequacy of staffing and staffing rotation. Also, the Committee shall discuss with management and the independent and internal auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•	The Committee shall review the Company’s quarterly interim financial statements, semi-annual financial statements, annual financial statements and disclosures, including disclosure controls and procedures, under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management, the independent and internal auditors prior to the filing of these statements to meet the reporting requirements of all government bodies (France and The United States) which regulate the securities markets where the Company’s equities are publicly traded (including the Quarterly Report on Form 10-Q and Annual Report on Form 10-K).

•	Also, the Committee shall discuss the results of the quarterly review and annual audit and any other matters required to be communicated to the Committee by the independent and internal auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall review the Company’s general guidelines and processes regarding financial guidance.

•	The Committee shall review and approve in advance the annual budget for independent audit services and review and pre-approve all non-audit services rendered by the Company’s independent auditors. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

•	The Committee shall review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternate GAAP (French and US) methods on the Company’s financial statements and a description of any transactions as to which management Statement on Auditing Standards No. 50 letters.

•	The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

•	The Committee shall review and approve, subject to Board and shareholders ratification if applicable, all related party transactions.

•	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

•	The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

•	The Committee also prepares its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

•	The Chief Financial Officer is responsible for coordinating the Audit Committee meeting dates and arrangements. The Committee shall meet with the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and other key management of the Company, the independent and internal auditors on at least a quarterly basis before the publication of the quarterly and annual results.

      At the end of each Audit Committee meeting, the Committee shall meet separately with the independent auditors and/or the internal auditors and without management present, to discuss the results of their examinations.

      The Chairman of the Audit Committee will be responsible for presenting to the Board a report on the results of the Audit Committee meeting.

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

COMPANY FRENCH SAVING PLAN
As amended on December 16, 2003

Note: English version for information only – no legal value

Business Objects S.A. (“the Company”), a joint-stock company governed by a board of directors, headquartered at 157- 159 Rue Anatole France, 92300 Levallois-Perret, registered with the Company and Trade Registry of Nanterre under number B 379 821 994 and represented by Mr. Stéphane Massas, acting in his capacity as Vice President of European Human Ressources,

Has established, under the provisions of Title IV of Volume IV of the Labor Code,

A company savings plan (“the Plan”), intended to permit both current employees and those who have retired or taken early retirement from the Company to build a securities portfolio with Company assistance, subject to the provisions of this Plan Document.

RECITALS

Le Plan is intended to give Company employees a stake in its development and growth by purchasing Company shares under preferential conditions and holding them through the Business Objects Actionnariat company investment fund.

Other investment vehicles, including Capi-Equilibre, a diversified company investment fund and Capi-Sécurité, a secure company investment fund, are also available to participants wishing to diversify their investments.

This plan document set forth in particular the terms applicable to the capital increase reserved to Plan participants deciced by the Board on December 9, 2003, hereafter “the Capital Increase”. The Company shares purchased in the scope of this offer will be subscribed to via the Business Objects Mars 2004 company investment fund, then rapidly transferred to the Business Objects Actionnariat company investment fund.

This plan document supersedes and replaces that dated July 15,2003. This replacement in no way effects the unavailability periods of blocked funds or the tax treatment of sums previously invested by Company employees under the applicable Plan Document.

TITLE I – ENROLLMENT IN THE PLAN

ARTICLE 1 –WHO IS ELIGIBLE

1.1	All Company employees are eligible to join the Plan after having “legally belonged” to the Company for at least three months. The notion of legally belonging means being an employee of the company, without subtracting for periods of suspension of the employment contract for whatever reason .

1.2	Retired Company employees, including those having taken early retirement, who joined the Plan before their departure and remained in the Plan from that date by maintaining their investment, whether partially or totally, in the Plan, may continue to make contributions to the Capi-Sécurité and Capi-Equilibre multi-company funds.

1.3	No voluntary contribution, except for that of an elective profit-sharing distribution payment, may be made as of the date of departure from the Company for any reason other than retirement or early retirement.

ARTICLE 2 – ENROLLMENT FORMALITIES

Monetary contributions as well as the transfer of Company shares to the Plan entitles an employee to all rights attached to full Plan participation.

2.1 – Optional enrollment

Every Plan beneficiary making a voluntary contribution to the Plan fills in a participation form provided by the Company. Participation is effective from date of deposit of the form with the Human Resources Department of the Company.

2.2 – Automatic enrollment

As the amounts distributed within the scope of the statutory profit-sharing scheme are required to be paid into the Plan under the Company statutory profit-sharing agreement, no formalities for individual participation are therein required.

TITLE II – PLAN CONTRIBUTIONS

ARTICLE 3 – ORIGIN OF PLAN CONTRIBUTIONS

Contributions can be made to the Plan by:

•	The employee’s share of the special reserve of the statutory profit-sharing scheme under the terms of the profit-sharing agreement;

•	The voluntary contribution of the elective profit-sharing distribution payment under the terms of the elective profit-sharing agreement;

•	Other individual voluntary contributions;

•	Company matching contributions, if so granted;

•	Company shares resulting from an exercise of options granted under the provisions of Article L. 225-177 or Article L. 225-179 of the Commercial Code;

•	The income and investment earnings on Plan assets, as well as the dividend and other tax credits applicable thereto.

ARTICLE 4 – CONTRIBUTION METHODS

4.1 – Statutory profit-sharing

Under the provisions of Article R. 442-10 of the Labor Code, the distribution of the statutory profit-sharing special reserve must be made to its beneficiaries before the first day of the fourth month following the closing of the fiscal year to which the distribution applies. After that date, the Company must calculate and add interest at a rate fixed by law to the profit-sharing payment. The interest must be paid at the same time as the principal and under the same conditions.

4.2 – Voluntary contributions

All Plan beneficiaries as defined under the clause 1.1 herein may make voluntary contributions to the Plan.

The total annual amount of the sums contributed by the Plan participant may not exceed the legal ceiling which, as of the date of this plan document, is one-quarter of the participant’s annual gross salary if an employee and one-quarter of the pension amount received per year if the participant is retired or has taken early retirement. Only voluntary contributions, defined as elective profit-sharing distribution amounts, regular and special contributions are taken into consideration for purposes of calculating the maximum annual contribution, not the other means of contribution.

4.2.1 – Elective profit-sharing distribution payment

Under the applicable Company elective profit-sharing agreement, the beneficiary of an elective profit-sharing plan may elect to contribute all or a part of his/her elective profit-sharing distribution payment.

4.2.2 – Regular contributions in the scope of annual savings plan

The employee participant may make voluntary contributions in the scope of an annual savings plan, wherein the participant fixes an annual contribution amount at the time of joining the Plan. The annual contribution amount may be increased or decreased at the beginning of each calendar year, up to a maximum of 160,000 euros per year.

Contributions, divided into four parts, are automatically deducted from the employee’s salary the last month of each quarter. Contributions can nonetheless be suspended, increased or decreased in the course of the year, as long as the Human Resources department is notified before the 5th of the month of the relevant suspension, increase or decrease.

4.2.3 – Special contributions

4.2.3.1 -Independent of any regular contributions, a participant may make special contributions to the Plan.

Special contributions are possible at any time, either by check or by payroll deduction.

4.2.3.2 –If the participant makes a special contribution to the Plan within the scope of the Capital Increase, the amount of this contribution may not exceed:

(i) Either 10% of the gross salary paid to the participant between September 1, 2003 and February 29, 2004, with the additional limitation that the authorized subscription amount is capped under section 423(b)(8) of the American Internal Revenue Code of 1986, as modified;

(ii) Or the exchange value of 500 “parts” of the Business Objects Mars 2004 fund.

The maximum number of “parts” of the Business Objects Mars 2004 fund to be purchased by the participant, within the limits set forth in (i) and (ii), is then multiplied by the total number of available shares in the scope of the offer and divided by the maximum number of Business Objects Mars 2004 fund “parts” to be purchased by all employees, within the limits set forth in (i) and (ii), and finally rounded down to a whole number.

4.2.4 – Contribution of Company shares resulting from the exercise of options

When the stock option beneficiary consents, subject to the conditions described under Article L. 225-177 or Article L. 225-179 of the Commercial Code, to use the holdings that s/he has under the Plan to exercise options, the resulting shares assigned to the participant are placed in the Plan.

ARTICLE 5 — INCOME, DIVIDEND AND OTHER TAX CREDITS

The income and return on amounts placed in the Plan are automatically reinvested therein. The same applies to relevant dividend and other tax credits, for which a refund will be requested from the administration.

TITLE III – ADMINISTRATION OF SUMS AND SHARES TO BE PAID INTO THE PLAN AND PARTICIPANT ASSETS

ARTICLE 6 – INVESTMENT VEHICLES

6.1 – Investment of sums paid into the Plan

Sums paid into the Plan are used to purchase “parts”:

•	Of the Business Objects Actionnariat company investment fund, registered with the French securities and exchange commission (“AMF”) under number 07127, governed by Article L. 214-40 of the Monetary and Financial Code;

•	Of the Capi-Equilibre multi-company fund, registered with the French securities and exchange commission (“AMF”) under number 01538, governed by Article L. 214-39 of the Monetary and Financial Code;

•	Of the Capi-Sécurité multi-company fund, registered with the French securities and exchange commission (“AMF”) under number 03935, governed by Article L. 214-39 of the Monetary and Financial Code;

•	Of the Business Objects Mars 2004 multi-company fund currently in approval stages with the French securities and exchange commission (“AMF”), governed by Article L. 214-40 of the Monetary and Financial Code.

These funds together are referred to as the “Funds” herein.

The official Fund Document is available to all participants. All participants receive the relevant summary information.

The administration of the funds is provided by:

•	Neuflize, Schlumberger, Mallet Gestion, a joint-stock company governed by a board of directors and a monitoring committee with a capital of 8,000,000 euros, headquartered in Paris at 3 avenue Hoche, registered with the Paris Trade Registry under number B 328 582 523, as the portfolio management company;

•	Bank Neuflize, Schlumberger, Mallet, Demachy, a joint-stock company governed by a board of directors and a monitoring committee with a capital of 197,206,724 euros, headquartered in Paris at 3 avenue Hoche, registered with the Paris Trade Registry under number B 552 003 261, as the plan administrator and trustee.

6.2 – Investment of Company shares placed into the Plan

The Company shares deposited into the Plan, as per the paragraph “Contribution of Company shares resulting from the exercise of options” from the “Methods of payment” article herein, are held in the individual securities accounts opened in the name of the participants, hereinafter “individual securities accounts”.

The share custodian is the Bank Neuflize, Schlumberger, Mallet, Demachy, a joint-stock company governed by a board of directors and a monitoring committee with a capital of 197,206,724 euros, headquartered in Paris at 3 avenue Hoche, registered with the Paris Trade Registry under number B 552 003 261.

ARTICLE 7 – USE OF SUMS PAID IN AND MANAGEMENT OF PARTICIPANT HOLDINGS

7.1 – Statutory profit-sharing plan special reserve

The participant chooses the fund(s) into which his or her statutory profit-sharing distribution is paid from among the Business Objects Mars 2004 fund, Capi-Equilibre and Capi-Sécurité. S/he in particular decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of the participant’s choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité.

7.2 – Elective profit-sharing distribution

When a beneficiary decides to invest all or a part of his elective profit-sharing distribution payment into the Plan, s/he chooses the fund(s) among Business Objects Mars 2004, Capi-Equilibre and Capi-Sécurité into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of the participant’s choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité.

7.3 – Regular contributions

When a beneficiary decides to regularly contribute to the Plan, s/he may choose the fund(s) from the Capi-Equilibre and Capi-Sécurité funds. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of the participant’s choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité. This assignment remains valid for the duration of the fiscal year.

7.4 – Special contributions

When a beneficiary decides to make a special contribution to the Plan, s/he chooses the fund(s) from among the Capi-Equilibre and Capi-Sécurité funds into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of his/her choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité.

Nonetheless, if the participant makes a special contribution to the Plan in the scope of the Capital Increase, s/he may choose the fund(s) from among Business Objects Mars 2004, Capi-Equilibre and Capi-Sécurité into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds.

7.5 — Arbitrage from one fund to another

Any bearer of “parts” of any one of the following three funds: Business Objects Actionnariat, Capi-Equilibre and Capi-Sécurité, may request the transfer of all or a part of his/her holdings in a fund to one of the other two funds, or to both, within the following guidelines:

•	Arbitrage may be requested at any time. To be processed on the basis of a valuation price, the arbitrage request must be made via the Sesalis website by 4:00pm at the latest the day before the valuation price is set;

•	An arbitration may apply to holdings which are either available or blocked;

•	No arbitrage of Business Objects Actionnariat “parts” can be processed if they have not been fully paid;

•	No arbitrage of Business Objects Actionnariat “parts” can be processed if the sums paid to purchase these same “parts” were subject to an employer contribution as set forth in Article L. 443-7 of the Labor Code.

7.6 — Income, dividend and other tax credits

For each fund, the income and investment earnings on amounts placed in the funds, in addition to the dividend and other tax credits applicable thereto, are reinvested in the fund

The Company shares held in individual securities accounts, the income, dividends and applicable dividend tax credits are reinvested in the Capi-Sécurité fund. Payments in kind (bonus shares or other amounts) are reinvested in the individual stock accounts.

Article 8 –participant assets

A portfolio manager keeps the accounts of Plan participants’ individual invested amounts. Each plan participant is the holder of an account opened in the books of said portfolio manager. This account is updated upon each contribution or withdrawal.

Neuflize, Schlumberger, Mallet Gestion, a joint-stock company governed by a board of directors and a monitoring committee with a capital of 8,000,000 euros, whose head office is located in Paris at 3 avenue Hoche, registered with the Paris Trade Registry under number B 328 582 523 serves as the portfolio manager for the Plan.

Plan participants’ assets are expressed:

•	In “parts” and, where applicable, in fractions thereof, in the company investment fund or a multi-company fund, with each fund “part” equaling the same value of holdings included in said fund. Each participant is the owner of a number of “parts” and fractions thereof purchased via the sums paid in his or her name;

•	in Company shares.

TITRE IV – UNAVAILABILITY AND PAYMENT

ARTICLE 9 – UNAVAILABILITY OF ASSETS AND REQUESTS FOR WITHDRAWAL

9.1 – Amounts paid into the Plan

Amounts paid into the Plan are unavailable before the expiration of a five-year period, counting from the first day of the fourth month of the fiscal year in which the amounts were paid into the Plan.

The transfer of blocked holdings from one investment vehicle to another within the Plan under the conditions described in the paragraph entitled “Arbitrage from one fund to another” from the article entitled “Use of sums paid in and management of participant holdings “ of this Plan Document does not effect the remaining duration of legal unavailability.

The participant may request that the amounts be released before the expiration of the unavailability period under the exceptional circumstances set forth in Article le R. 442-17 of the Labor Code.

As of the date of signature of this plan document, such circumstances are defined as the following:

a) Participant’s marriage or signing of a domestic partnership agreement;

b) Birth of a child or arrival of a child in participant’s household for purposes of adoption when the household already includes two dependent children;

c) Divorce, separation or a dissolution of a domestic partnership agreement when formalized by a court decision assigning sole or shared custody of at least one child to the Plan participant;

d) Disability of participant, one of his/her children, a spouse or the person with whom s/he has entered into a domestic partnership agreement. This disability must fall within the definition provided in sections 2 and 3 of Article L. 341-4 of the Social Security Code and must be recognized by a decision of the Functional Commission on Counseling and Rehabilitation as per Article L. 323-11 or of the Regional Commission on Special Education if the disability rate reaches at least 80% and the person does not exercise any professional activity;

e) Death of the participant, a spouse or of the person with whom s/he has entered into the domestic partnership agreement;

f) Termination of the employment contract if the participant is an employee or termination of the term of office if the participant is a person mentioned in the third paragraph of Article L. 443-1 of the Labor Code;

g) Allocation of saved sums to: the creation or purchase of an industrial, commercial, craft or agricultural firm, by the participant, one of his/her children, a spouse or the person with whom s/he has entered into a domestic partnership agreement, either individually, or in the form of a company, as long as control is in fact exercised as per Article R. 351-43; the setting up of another non-wage-earning professional activity; or the purchase of partnership shares in a cooperative production society;

h) Allocation of saved sums to the purchase of or addition to a primary residence which creates a new livable area as defined in Article R. 111-2 Of the Construction and Housing Code, as long as a construction permit or preliminary building declaration exists, or to the repair of the primary residence following damaged sustained in a natural disaster as so classified by ministerial order;

i) Participant’s excessive debt as defined in Article L. 331-2 of the Consumer Code, upon request addressed to the employer’s company savings plan administrator, either by the president of the Commission of Individual Excessive Debt, or by a court, when the release of the amounts held is deemed necessary to the participant’s discharge of debts.

The participant’s request must be made within six months of the event prompting the request, except in the case of employment termination; death of a spouse or the person with whom s/he has entered into a domestic partnership agreement; disability; or excessive debt, which may occur at any moment.

9.2 – Company shares contributed to the Plan

Company shares contributed to the Plan, as per the paragraph 4.2.4 “Contribution of Company shares resulting from the exercise of options” from Article 4 herein entitled “Payment methods”, are unavailable before the expiration of a five-year period, counting from the first day of the fourth month of the fiscal year in which they were contributed to the Plan.

9.3 – Death of Plan participant

In case of the Plan participant’s death, his/her legal successors may request the liquidation of holdings.

ARTICLE 10 – WITHDRAWAL OF ASSETS

Following expiration of the holding unavailability period, the participant may choose to request a withdrawal of all or a part of the holdings, or to stay in the Plan and continue to benefit from the advantages offered.

10.1 – Assets invested in the funds

For assets invested in the funds, requests for withdrawal are processed according to the procedures set forth in the fund regulations. In order to be processed on the basis of a valuation price, written requests accompanied by any necessary supporting documents, must be received no later than the day before the setting of the valuation price by the portfolio management company.

Early release of funds shall be made in a single payment of either partial of entire invested amounts, as directed by the employee.

10.2 – Company shares kept in individual stock accounts

For Company shares kept in individual stock accounts, withdrawal requests are met by a delivery of shares.

ARTICLE 11 – EMPLOYEE DEPARTURE

When a Plan account holder leaves the Company without asserting his/her rights to released accounts or before the Company is able to liquidate all of participant’s holdings as of the departure date:

•	The participant is furnished with a summary of his/her holdings to be filed in the company savings bankbook, separately listing the available holdings and including all necessary information to liquidate or transfer holdings;

•	The participant is asked to furnish the address where s/he shall receive the notices relevant to his accounts;

•	The participant is informed of the necessary steps to inform the Plan of any change of address.

When the account holder cannot be reached at his/her last known address, the holdings to which s/he has claim are retained by the company savings plan administrator, which shall proceed to liquidate after expiration of the 30 years’ prescription and pay the amount thus obtained to the Treasury Department.

TITLE V – INFORMATION, TAX AND SOCIAL REGIME, FEES

ARTICLE 12 – PARTICIPANT INFORMATION

12.1 – How the Plan works

The staff members are informed of the existence and content of this Plan Document by employee notice.

All new hires also receive a copy of the employee notice.

This Plan Document is furnished to employees upon request.

Any modification to the Plan Document is communicated to all Plan participants and Company employees.

A notice distributed to the beneficiaries wherein the nature and details of the offer are explained precedes every Company capital increase reserved to Plan participants

12.2 – Position of assets, investment methods and miscellaneous information

12.2.1 –Individual account statements

Each participant receives an account statement indicating the breakdown of their assets and their availability date:

•	at the end of the quarter, when account movement has transpired over the course of that same period;

•	at least once a year, on December 31.

12.2.2 — Minitel

Plan participants may use Minitel to consult their individual account(s) and to obtain general information concerning the proposed investment vehicles, regulations and release of funds.

12.2.3 – Voice response system

Plan participants may use voice response system to consult their individual account(s) and to obtain general information concerning the proposed investment vehicles, regulations and release of funds.

12.2.4 — Internet

Plan participants may use the Internet to consult their individual account(s) and to obtain general information concerning the proposed investment vehicles, regulations and release of funds. They may also use the Internet to arbitrate shares or “parts” within the Plan.

12.2.5 – Fund management report

Each “part” holder receives at least once a year a fund management report on the activities of the previous year for each of the funds in which s/he has holdings. This report is first submitted to the approval of the Fund supervisory board

ARTICLE 13 – TAX AND SOCIAL REGIME

Amounts paid into the Plan stemming from the special reserves for the statutory and elective profit-sharing schemes are not subject to personal income tax. Nor are these sums subject to the. levies described in employment and social security legislation. They are, however, subject to the “CSG” (generalized social levy) and “CRDS” (social security debt reduction contribution) charges.

Moreover, under the reinvestment terms set forth in the articles entitled “Origin of Plan contributions” and “Income, dividend and other tax credits” of this plan document, the income and returns on amounts invested in the Plan, as well as the dividend and other tax credits applicable thereto are not subject to income tax.

Finally, capital gains on the holdings are not subject to income tax, but are subject to “CSG” (generalized social levy), “CRDS” (social security debt reduction contribution), and other social charges.

ARTICLE 14 – PLAN ADMINISTRATION FEES

14.1 – Portfolio management fees

The portfolio management fees for Plan participants’ accounts are paid by the Company.

In case of corporate bankruptcy reorganization or liquidation, the fees will be payable by the participants.

14.2 – Other fees

In order to facilitate the savings of its participants, the Company pays:

•	the fund entry fees, except when due to arbitrage between funds;

•	Service charges, auditor’s fees, and brokerage fees for the Business Objects Actionnariat fund;

•	Custodial fees for Company shares.

Participants pay:

•	the fund entry fees when they are due to arbitrage orders between funds;

•	Service charges, auditor’s fees, and brokerage fees for Capi-Sécurité et Capi-Equilibre.

TITRE V – MISCELLANEOUS PROVISIONS

ARTICLE 15 – CONFLICT RESOLUTION

Any participant claim regarding the administration of the Plan should be forwarded, in writing, setting out the nature of the request. If the claim cannot be settled, the case will be heard before a court of competent jurisdiction.

ARTICLE 16 – ENTRY INTO EFFECT, DURATION, MODIFICATIONS AND TERMINATION OF PLAN

16.1 – Entry into effect and duration of Plan

This plan document shall take effect as of the date of signature. They are to apply for the duration of the fiscal year, and can be renewed by tacit agreement by fiscal year periods.

The fiscal year of the Plan begins January 1 and ends December 31. The first fiscal year will end December 31 2003 and is therefore, exceptionally, of a shorter duration.

16.2 — Modifications and termination of the Plan

The signatory of this Plan Document may modify or terminate the Plan. Any such decision is recorded through written amendment to the Plan Document. Modifications or termination shall take effect as per the conditions set forth in the amendment.

ARTICLE 17 – CONSULTATION BETWEEN LABOUR AND MANAGEMENT

In conformity with Article L.443-1 of the Labor Code, the Plan Document was submitted to Company labor and management for their input. The Workers’ Council was consulted. The meeting minutes of the Workers’ Council meeting wherein its input was requested is annexed to this Document.

ARTICLE 18 – FINAL CLAUSES

This Plan Document was concluded on the date cited below, having observed the 15-day minimum waiting period following the Company labor-management consultation required under L.443-1 of the Labor Code. Five original copies of the Plan Document and its annexes shall be, at the Company’s request, immediately deposited with the relevant Regional Labor, Employment and Continuing Education Department to which the Company is assigned.

Executed in Levallois-Perret, December 16, 2003 in ten original copies

BUSINESS OBJECTS S.A.
1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN,
AS OF June 10, 2004

          The following constitute the provisions of the 1995 International Employee Stock Purchase Plan of Business Objects S.A, as amended pursuant to the extraordinary general meetings of shareholders of June 13, 1996, June 19, 1997, June 18, 1998, May 4, 1999, June 5, 2000, June 12, 2001, June 5, 2002, May 15, 2003, December 11, 2003 and June 10, 2004.

1. PURPOSE.

          The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Shares of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

(A) “ADR” shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.

(B) “ADS” shall mean an American Depositary Share corresponding to Shares

(C) “Board” shall mean the Board of Directors of Business Objects S.A.

(D) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(E) “Company” shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.

(F) “Compensation” shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(G) “Custodian” shall mean Banque Paribas, or any successor or successors thereto.

(H) “Depositary” shall mean the Bank of New York, or any successor or successors thereto.

(I) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(J) “Employee” shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(K) “Enrollment Date” shall mean the first day of each Offering Period.

(L) “Exercise Date” shall mean the last day of each Offering Period.

(M) “Fair Market Value” means, as of any date, the closing sale price in euros for one Share (or the closing bid, if no sales were registered) as quoted on the Premier Marché of Euronext Paris S.A.. as reported in La Tribune, or such other source as the Board deems reliable, on the last Trading Day prior to the first day of the Offering Period, or on the last Trading Day of the Offering Period.

(N) “Offering Period” shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following March 31, at the beginning of which an option may be granted and at the end of which an option may be exercised pursuant to the Plan. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

(O) “Plan” shall mean this 1995 International Employee Stock Purchase Plan.

(P) “Purchase Price” shall mean an amount no less than 85% of the Fair Market Value of a Share on the last Trading Day prior to the Enrollment Date or to 85% of the Fair Market Value of a Share on the Exercise Date, whichever is lower. For countries with currencies denominated in other than the Euro (or tied to the Euro), the local currency equivalent of the Purchase price will be determined using the actual conversion rate from local currency into Euro on the date the funds are transferred to the Business Objects S.A. Employee Benefits Trust. This date may or may not be the exercise date.

(Q) “Shares” shall mean ordinary shares with a nominal value of €0.10, of the Company.

(E) “Reserves” shall mean the maximum number of Shares, which have been authorized for issuance under the Plan pursuant to Section 12 hereof.

(F) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(G) “Trading Day” shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

(H) “Trust” shall mean the trust created by the Business Objects S.A. Employee Benefits Trust Agreement, attached hereto as Exhibit C.

(I) “Trustee” shall mean the trustee or trustees of the Trust.

3. ELIGIBILITY.

          (A) Any Employee (as defined in Section 2(J), who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

          (B) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined with reference to the fair market value of the Shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. OFFERING PERIODS.

          The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after April 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. PARTICIPATION.

          (A) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s or a Designated Subsidiary’s payroll office prior to the applicable Enrollment Date.

          (B) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. PAYROLL DEDUCTIONS.

          (A) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount, together with amounts contributed under the Company’s Plan d’Epargne d’Entreprise (the “Employee Savings Plan”), of no less than 1% and not to exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (B) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. After the last payday in an Offering Period such payroll deductions shall be transferred to the Trust as soon as practicable. Funds may be advanced by a Designated Subsidiary to the Trust, or by the Trust to the Company, as necessary or convenient under any applicable law or regulation. A participant may not make any additional payments into his or her account, either with the Company, a Designated Subsidiary, or the Trust.

          (C) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company or a Designated Subsidiary a new subscription agreement authorizing a change in payroll deduction rate. The Board or board of directors of a Subsidiary, as the case may be, may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s or Designated Subsidiary’s receipt of the new subscription agreement unless the Company or Designated Subsidiary elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (D) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to 0%. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (E) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Shares issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or Designated Subsidiary’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Shares. At any time, the Company or Designated Subsidiary may, if required by the laws of the country of residence of the participant, withhold from the participant’s compensation the amount necessary for the Company or Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Shares by the Employee.

7. GRANT OF OPTION.

          On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of Shares (in the form of ADSs) determined by dividing such Employee’s payroll deductions accumulated and transferred to the Trust on or prior to such Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 500 Shares, subject to adjustment as provided in Section 18 hereof; and provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8. EXERCISE OF OPTION

          With respect to each Exercise Date, the Company shall issue Shares to the Trust in accordance with Section 1.3 of the Trust, sufficient to meet its obligations to participating Employees under the Plan. Unless a participant withdraws from the Plan as provided in Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the purchase of Shares (in the form of ADSs) shall be exercised automatically by the Trustee on the Exercise Date, and the maximum number of full shares subject to such option shall be purchased for such participant by the Trustee at the applicable Purchase Price with the accumulated payroll deductions in his or her account with the Trust, and transferred to the Custodian to be deposited by the Custodian with the Depositary as ADSs; provided, however, no Shares shall be purchased which would result in the Employee receiving a fractional ADS; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full ADS shall be retained in the participant’s account for use in the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account (whether due to withdrawal by the participant from the Plan pursuant to Section 10, termination of the Plan in accordance with Section 19, or otherwise) after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase ADSs hereunder is exercisable only by him or her.

9. DELIVERY

          As promptly as practicable after each Exercise Date on which a purchase of Shares occurs, the Trustee shall arrange the delivery of ADSs to the Depositary by the Custodian representing the Shares purchased upon exercise of options by the Trustee for the participating Employees.

10. WITHDRAWAL; TERMINATION OF EMPLOYMENT

          (A) A participant may withdraw all but not less than all the payroll deductions credited to his or her account with the Company or Designated Subsidiary at any time prior to the transfer of funds made pursuant to Section 6(b) by giving written notice to the Company or Designated Subsidiary in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of ADSs will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company or Designated Subsidiary a new subscription agreement.

          (B) Upon a participant’s ceasing to be an Employee (as defined in Section 2(J) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated; provided, however, that any payroll deductions held by the Trust in an individual account for an Employee shall be subject to the terms of such Trust. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

          (C) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11. INTEREST

          No interest shall accrue on the payroll deductions of a participant in the Plan.

12. SHARES

          (A) The maximum number of Shares authorized for issuance under the Plan shall be 325,000 Shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. Capital increases to meet the Company’s obligations under the Plan shall be determined and approved at extraordinary shareholders’ meeting to be held at the same time as the annual shareholders’ meetings of the Company, as necessary.

          (B) The Board shall, subject to shareholders authorization, from time to time reserve and issue to the Trust a number of Shares sufficient to meet its obligations under the current Offering Period of the Plan. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall distribute all of the Shares remaining available for purchase under the Plan to the Trust, which shall make a pro rata allocation to the participating Employees.

          (C) The participant will have no interest or voting rights in shares covered by his or her option until such option has been exercised.

          (D) ADSs to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, or in street name to be deposited with a broker.

13. ADMINISTRATION

          The Plan shall be administered by the Board (or a committee thereof) or the board of directors of a participating Subsidiary (or a committee thereof), as the case may be. Such board or committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan with respect to any Employee of such Company or Subsidiary; provided, however, that any such construction, interpretation, application, determination and/or adjudication shall be subject to any terms, constructions, conditions, provisions, interpretations, determinations, adjudications, or decisions as may be adopted or made by the Board from time to time. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

14. DESIGNATION OF BENEFICIARY

          (A) A participant, except for a participant who is an Employee of Business Objects (U.K) Ltd., may file a written designation of a beneficiary who is to receive any ADSs and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such ADSs and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall cause such ADSs and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may cause such ADSs and/or cash to be delivered to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TRANSFERABILITY

          Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive ADSs under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. USE OF FUNDS

          All payroll deductions received or held by the Company or Subsidiary under the Plan for its Employees may be used by the Company or such Subsidiary, as the case may be, for any corporate purpose, and the Company or Subsidiary shall not be obligated to segregate such payroll deductions. Notwithstanding the preceding sentence, all payroll deductions transferred to and held by the Trust shall be used solely by the Trust as specified in the Trust agreement attached hereto as Exhibit C.

17. REPORTS

          Individual accounts will be maintained for each participating Employee by the Company or the Designated Subsidiary as well as the Trust. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of ADSs purchased and the remaining cash balance, if any, for the period covered by such statement.

18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

          (A) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option.

          (B) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period and the Plan will terminate immediately prior to the consummation of such proposed action and any and all accumulated payroll deductions will be returned to the participating Employees in accordance with Section 19(a), unless otherwise provided by the Board.

          (C) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of common stock for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares and the sale of assets or merger. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding common stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. AMENDMENT OR TERMINATION

          (A) The Board, but not the board of directors of a Subsidiary, may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. In the event that an Offering Period is terminated (or the Plan is terminated during an Offering Period), any and all accumulated payroll deductions shall be returned to the participating Employees. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (B) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s or Designated Subsidiary’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. NOTICES.

          All notices or other communications by a participant to the Company or Designated Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Designated Subsidiary at the location, or by the person, designated by the Company or Designated Subsidiary for the receipt thereof.

21. CONDITIONS UPON ISSUANCE.

          Neither Shares nor ADSs or ADRs shall be issued with respect to an option unless the exercise of such option and the issuance and delivery of such ADSs or ADRs pursuant thereto, as well as the issuance of shares from the Company to the Trust and the transfer of shares from the Trust to the Custodian, shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, French Law No. 66-537 of July 24, 1966 relating to commercial companies, and the requirements of any stock exchange upon which the Shares or ADSs may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company or Trustee may require the person exercising such option to represent and warrant at the time of any such exercise that the ADSs are being purchased only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. TERM OF PLAN

          The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

23. GOVERNING LAW AND JURISDICTION

          This Plan shall be governed by and construed in accordance with the laws of the State of California, except for that body of law pertaining to conflicts of laws.

*

* * *

Exhibit A-1
BUSINESS OBJECTS S.A.
1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
PARTICIPATION AGREEMENT

Original Application	Original Enrollment Date:

Change in Payroll Deduction Rate	Change Notice Date:

1.                                                           hereby elects to participate in the Business Objects S.A. 1995 International Employee Stock Purchase Plan (the “International Employee Stock Purchase Plan”).

2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of                     % of my Compensation on each payday (together with amounts contributed under the Company’s Employee Savings Plan, no less than 1% and not to exceed 10% during the Offering Period in accordance with the International Employee Stock Purchase Plan. Please note that only whole percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the International Employee Stock Purchase Plan and to purchase ADSs representing Shares at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not elect to withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.

4. I have received a copy of the complete International Employee Stock Purchase Plan. I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.

5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name of (Employee Only):

6. I understand that, notwithstanding any other provision of this Participation Agreement or the International Employee Stock Purchase Plan:

     (A) neither the International Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between the Company or any Designated Subsidiary and any Employees of any such company, and it shall not confer on any participant any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any subsidiary;

     (B) the benefits to participants under the Plan shall not form any part of their wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes except if applicable for tax purposes

     (C) in no circumstances shall any Employee on ceasing to hold his or her office or employment by virtue of which he or she is or may be eligible to participate in the International Employee Stock Purchase Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which he might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.”

     (D) the Company expressly retains the right to terminate the International Employee Stock Purchase Plan at any time and that I will have no right to continue to receive option grants under the International Employee Stock Purchase Plan in such event.

7. I understand that I may be subject to taxation as a result of my participation under the International Employee Stock Purchase Plan. I understand that although the basis for taxation may be calculated based upon the fair market value of the Shares at the exercise date, the Shares may/will not be deposited into my broker account on that day for at least 5 business days subsequent to the exercise date. I therefore understand that there may be a loss of value between the exercise date and the date Shares are deposited into my broker account., I have consulted any tax advisors in connection with my participation under the International Employee Stock Purchase Plan that I deem advisable, and have not relied on the Company for tax advice.

8. I understand that investment purchasing in Shares purchased under the International Stock Purchase Plan is not a risk free investment and is subject to a risk of loss in whole or part.

9. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.

10. I hereby agree to permit (i) the Company or a Company agent to transfer my tax identification, address and other necessary personal information to a broker selected by the Company for the purpose of opening an International Employee Stock Purchase Plan related brokerage account in my name and ii) a broker selected by company to open said account. I consent to the transfer of the aforementioned personal information to any country as required by Company to administer the International Employee Stock Purchase Plan including, without limitation, the United States.

I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS I TERMINATE MY PARTICIPATION AS EVIDENCED BY ME SUBMITTING A NEW PARTICIPATION AGREEMENT WITH THIS SO INDICATED.

Employee’s Taxpayer Identification Number (SS#):

Employer:

Employee’s Address:

Signature of Employee

Date:

Exhibit B

BUSINESS OBJECTS S.A.

1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Business Objects S.A. 1995 International Employee Stock Purchase Plan which began on (the “Enrollment Date”) hereby notifies the Company or Designated Subsidiary that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company or Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with the Company or Designated Subsidiary with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of ADSs in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company or Designated Subsidiary a new Participation Agreement.

Name and Address of Participant:

Signature:

Date:

Exhibit C

BUSINESS OBJECTS S.A.

1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

EMPLOYEE BENEFITS TRUST AGREEMENT

     This Declaration of Trust and Trust Agreement (the “Trust”) is made and entered into this    th day of August, 1999 by and between Business Objects S.A., a corporation organized under the laws of the Republic of France (the “Company”) and the 1995 International Employee Stock Purchase Plan (the “Trustee”), in favor of each of the participating employees of Business Objects S.A. or any of its subsidiaries (the “Employees”).

RECITALS:

A.       The shareholders of the Company formally authorized the Plan on June 21, 1995 the International Employee Stock Purchase Plan (the “Plan”), pursuant to which the Employees will receive options to purchase American Depositary Shares of the Company (“ADSs”), corresponding to shares of common stock of the Company (“Common Stock”).

B.       On June 21, 1995, the shareholders of the Company also approved the establishment of this Trust as a fiscal intermediary and paying agent to facilitate implementation of the Plan.

     NOW, THEREFORE, the Company and the Trustee agree as follows:

ARTICLE I
CREATION AND FUNDING OF TRUST

     I.1       Creation of Trust. Company hereby appoints the Trustee, and irrevocably grants, assigns, transfers, conveys and delivers to the Trustee, and the Trustee hereby accepts, any and all property as specified in Section 1.2, in trust for the use and purposes hereinafter stated, and the Trustee agrees to and does hereby accept the foregoing property subject to such Trust.

     I.2       Initial Funding. Concurrently with the execution of this Trust, the Company is conveying to the Trust twenty-five (25) dollars.

     I.3       Contributions of the Company. From time to time, the Company shall issue Common Stock (to be transferred by the Trustee to Banque Paribas (the “Custodian”) which will deposit such shares with the Bank of New York (the “Depositary”) as American Depositary Shares (“ADSs”) and to be delivered to participating Employees by the Depositary in the form of ADRs or to a broker in the form of ADSs) and/or cash to the Trust in such amounts and at such times as required for the Company to fulfill its obligations under the Plan and this Trust. Such Common Stock or cash, when contributed to the Trust, shall be used and applied by the Trustee in accordance with the terms of this Trust.

     I.4       Contributions of Payroll Deductions. From time to time, as required by and in accordance with the terms of the Plan, the Company and/or any of its subsidiaries (the “Subsidiaries”) shall contribute to the Trust the accumulated payroll deductions of the Employees to be applied towards the exercise of options held by such Employees.

ARTICLE II
EMPLOYEE ACCOUNTS

     II.1       Individual Accounts. The Trustee shall establish and maintain on its books a separate account for each participating Employee. All contributions of payroll deductions pursuant to Section 1.4 by the Company shall be allocated to individual accounts within the Trust on the basis of each Employee’s accumulated payroll deduction for the relevant offering period under the Plan.

     II.2       Application of Funds in Individual Accounts. The cash contributed to the individual accounts shall be applied to exercise the options of the Employees in accordance with the terms of the Plan.

ARTICLE III
DISTRIBUTIONS

     III.1       Distributions of Stock to Employees. The Trustee shall as soon as practicable after the Exercise Date, exercise the options of each Employee in accordance with the terms of the plan and distribute to the Custodian shares of Common Stock which shall be deposited by the Custodian with the Depositary as ADSs, and the Depositary shall deliver ADRs to each Employee, or ADSs to such Employee’s broker, representing the shares of Common Stock that have been exercised in his or her favor by the Trustee.

     III.2       Distributions of Payroll Deductions to the Company. Concurrently with the distribution of shares (in the form of ADSs) to the Custodian, or at any time prior to such date, the Trustee shall distribute the payroll deductions contributed pursuant to Section 1.4 to the Company.

ARTICLE IV
NAME, DURATION AND TERMINATION OF TRUST

     IV.1       Name. This Trust shall be known as the “Business Objects S.A. Employee Benefits Trust.”

     IV.2       Nature. This trust shall be a grantor trust within the meaning of the Internal Revenue Code of 1986, as amended, and shall be subject to the claims of the Company’s general creditors, to the extent that the assets of the Trust would be otherwise so subject.

     IV.3       Duration. This Trust shall be revocable and may be revoked by the Company at any time. Unless sooner revoked, it shall terminate at the earlier of: (a) ten (10) years from the effective date of the Plan, or (b) upon the termination of the Plan.

     IV.4       Distributions by Trustee on Termination. Upon termination of the Trust, the Trustee shall distribute or apply any cash contributed pursuant to Section 1.3 to the Company, and any cash contributed pursuant to Section 1.4 in the individual accounts to the appropriate Employees; provided, however, that the Trustee may, but only on the advice of counsel, retain a reasonable sum for payment of or to provide for all known claims against and expenses of the Trust and the Trustee, but only from contributions made pursuant to Section 1.3.

ARTICLE V
PURPOSE OF TRUST AND LIMITATIONS OF TRUSTEE

     The sole purpose of this Trust is for use in the administration of the Plan. The Trust shall not be nor have the power to be an organization having as a purpose the carrying on of any trade or business. This Trust Agreement is not intended to create and shall not be interpreted as creating an association, partnership, joint venture or any other entity formed to conduct trade or business.

ARTICLE VI
POWERS OF THE TRUSTEE

     VI.1       General Powers. In addition to such powers as may from time to time be granted to the Trustee, the Trustee may take all such actions and is hereby granted such powers as may appear necessary or proper to comply with the laws of the appropriate jurisdictions and to effectuate and carry out the terms and purposes of the Trust. The Trustee shall hold legal and equitable title to all assets at any time constituting a part of the Trust and shall hold such assets in Trust to be administered and disposed of by the Trustee pursuant to the terms of this Trust Agreement for the benefit of the Employees or the Company as the case may be.

     VI.2       Specific Powers Exercisable by Trustee. The Trustee shall have the following specific powers, and the enumeration of such powers shall not be considered in any way to limit or control the power of the Trustee to act as specifically authorized in any other section or provision of this Trust Agreement:

          (A)       To sell or otherwise dispose of any of the Trust Assets in exchange for the fair market value thereof.

          (B)       To prosecute or defend litigation (in the name of the Trust, the beneficiaries, or otherwise) and to pay, discharge or otherwise satisfy claims, liabilities, and expenses and to pay all expenses incurred in connection therewith, to carry such insurance, as the Trustee shall determine, to protect the Trust and the Trustee from liability.

          (C)       To invest any cash not yet available for distribution in accordance with the terms of this Trust in demand and time deposits in banks or savings institutions, short term certificates of deposit, Treasury bills, or money market account instruments. Any interest earned from such investments shall be applied towards payment of the Trustee’s compensation (determined pursuant to Section 9.1) or other expenses of the Trust. Notwithstanding the preceding sentence, if such interest is in excess of the amount required to compensate the Trustee or to pay any other expenses of the Trust, such excess shall be distributed to the Company.

          (D)       While serving as Trustee to engage legal counsel for the benefit of the Trustee. The Company, however, shall be obligated to pay the fees and expenses of such counsel. In addition, the Trustee may engage such other consultants as the Trustee shall see fit to assist in the administration of the Trust, and such consultant’s fees shall also be the obligation of the Company.

ARTICLE VII
AMENDMENT OF TRUST

     This Agreement may be amended at any time and to any extent by a written instrument executed by the Trustee and the Company.

ARTICLE VIII
ACCEPTANCE BY TRUSTEE

     VIII.1       Acceptance of Appointment. The Trustee hereby accepts its appointment made in this Trust subject to the conditions enumerated below and agrees to act as Trustee pursuant to the terms hereof.

          (A)       The Trustee shall in no case or event be liable for any damage caused by the exercise of its discretion as authorized in this Trust in any particular manner, or for any other reason, except gross negligence or willful misconduct, nor shall the Trustee be liable or responsible for forgeries or false personation. The Trustee shall not be liable for honest mistakes of judgment or for losses or liabilities due to such honest mistakes of judgment.

          (B)       If any controversy arises between the parties hereto or with any third person with respect to the subject matter of the Trust or its terms or conditions, the Trustee shall not be required to determine the same or take any action in the premises, but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as the Trustee may reasonably require.

          (C)       The Trustee may utilize or be reimbursed only from the trust assets contributed pursuant to Section 1.3 (to the extent that it is not directly paid by the Company) with respect to all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, or as attorneys’ fees and expenses) reasonably incurred by the Trustee in connection with the defense or disposition of any action, suit or other proceeding in which the Trustee may be involved or with which the Trustee may be threatened by reason of its being or having been a Trustee pursuant to this Trust Agreement, except with respect to any matter as to which the Trustee shall have been adjudicated to have acted in bad faith or with willful misfeasance, reckless disregard of its duties or gross negligence.

          (D)       Notwithstanding any other provision of this Trust, the Trustee’s responsibility for payment of or provision for any claims against or liabilities or expenses of the Trust or the Trustee shall be limited to the property and assets in the Trust and shall be dischargeable only therefrom.

ARTICLE IX
TRUSTEE’S EXPENSES

     9.1       Trustee Compensation. The Trustee shall be entitled to such reasonable compensation for its services as shall be agreed upon in writing by the Company and the Trustee. To the extent the compensation and expenses of the Trustee are not paid directly by the Company, they shall be paid by the Trust pursuant to Section 6.2(c) or out of assets contributed pursuant to

Section 1.3, or a combination thereof. Notwithstanding the preceding two sentences or any other provision of this Trust, if the Trustee is an Employee he or she shall receive no additional compensation for service as Trustee.

ARTICLE X
RESIGNATION AND REMOVAL OF TRUSTEE

     X.1       Trustee Resignation. The Trustee shall have the right to resign at any time upon fifteen (15) days written notice to the Company. Upon such resignation, the Company shall appoint a successor Trustee.

     X.2       Removal of Trustee. A Trustee may be removed and its duties terminated at any time, and its successor appointed, by the Company.

ARTICLE XI
GOVERNING LAW

     The Trust has been accepted by the Trustee and will be administered in the State of California, and its validity, construction and all rights hereunder, and the validity and construction of this Trust shall be governed by the laws of that State.

     All matters affecting the title, ownership and transferability of any security, whether created or held hereunder, shall be governed by all applicable federal, state, foreign securities laws.

ARTICLE XII
SEVERABILITY

     In the event any provision of this Trust or the application thereof to any person or circumstance shall be finally determined to be invalid or unenforceable to any extent, the remainder of this Trust, or the application of such provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each provision of this Trust shall be valid and enforced to the fullest extent permitted by law.

ARTICLE XIII
COUNTERPARTS

     This Trust may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust on the day and year hereinabove first written.

“Company”	Business Objects S.A., a corporation organized under the laws of the Republic of France

By: Bernard Liautaud President and Chief Executive Officer

“Trustee”	Great Lakes Strategies (1), a corporation organized under the laws of

By:

BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN,
adopted on June 10, 2004

     The following terms and conditions constitute the provisions of the 2004 International Employee Stock Purchase Plan of Business Objects S.A, as approved by the extraordinary general meetings of shareholders of June 10, 2004.

1.	PURPOSE.

     The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to subscribe Shares through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.	DEFINITIONS.

(A) “Administrator” means the Board or any committee designated by the Board to administer the Plan pursuant to Section 14.

(B) “ADR” shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.

(C) “ADS” shall mean an American Depositary Share corresponding to Shares

(D) “Board” shall mean the Board of Directors of Business Objects S.A.

(E) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(F) “Company” shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.

(G) “Compensation” shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(H) “Custodian” shall mean Banque BNP Paribas, or any successor or successors thereto.

(I) “Depositary” shall mean the Bank of New York, or any successor or successors thereto.

(J) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

(K) “Employee” shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that the definition of Employee will or will not include an individual if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (2) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (3) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (4) is an officer or other manager, or (5) is a highly compensated employee under Section 414(q) of the Code.

(L) “Enrollment Date” shall mean the first day of each Offering Period.

(M) “Exercise Date” shall mean the last day of each Offering Period.

(N) “Fair Market Value” means, as of any date, the closing sale price in euros for one Share (or the closing bid, if no sales were registered) as quoted on the Premier Marché of Euronext Paris S.A. as reported in La Tribune, or such other source as the Administrator deems reliable, on the day of determination.

(O) “Offering Period” shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after May 1 and terminating on the first Trading Day on or after the following November 1, or commencing on the first Trading Day on or after November 1 and terminating on the first Trading Day on or after the following May 1, at the beginning of which an option may be granted and at the end of which an option may be exercised pursuant to the Plan. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

(P) “Plan” shall mean this 2004 International Employee Stock Purchase Plan.

(Q) “Shares” shall mean ordinary shares of the Company with a nominal value of €0.10.

(R) “Subscription Price” shall mean an amount no less than 85% of the Fair Market Value of a Share on the Enrollment Date or 85% of the Fair Market Value of a Share on the Exercise Date, whichever is lower, provided the Subscription Price may be adjusted pursuant to Section 19. For countries with currencies denominated in other than the Euro (or tied to the Euro), the local currency equivalent of the Subscription Price will be determined using the actual conversion rate from local currency into Euro on the date the funds are transferred to the Business Objects S.A. Employee Benefits Trust. This date may or may not be the Exercise Date.

(S) “Reserves” shall mean the maximum number of Shares, which have been authorized for issuance under the Plan pursuant to Section 12 hereof.

(T) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(U) “Trading Day” means a day on which the Premier Marché is open for trading.

(V) “Trust” shall mean the trust created by the Company under the Trust Agreement;

(W) “Trust Agreement” shall mean the trust agreement between the Company and the Trustee in favor of each of the Employees, attached hereto as Exhibit C.

(X) “Trustee” shall mean the trustee or trustees of the Trust.

3.	ELIGIBILITY.

     (A) Any Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan, subject to the requirements of Section 5.

     (B) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to subscribe or purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to subscribe or purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined with reference to the fair market value of the Shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.	OFFERING PERIODS.

     The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Administrator shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.	PARTICIPATION.

     (A) An eligible Employee may become a participant in the Plan by (i) completing a subscription agreement authorizing payroll deductions in the form determined by the Administrator and submitting it to the Company’s or a Designated Subsidiary’s payroll office (or their designee) prior to the applicable Enrollment Date, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.

     (B) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.	PAYROLL DEDUCTIONS.

     (A) At the time a participant enrolls in the Plan pursuant to Section 5, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount, together with amounts contributed under the Company’s Plan d’Epargne d’Entreprise (the “Employee Savings Plan”), of no less than 1% and not to exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

     (B) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. After the last payday in an Offering Period such payroll deductions shall be transferred to the Trust as soon as practicable. Funds may be advanced by a Designated Subsidiary to the Trust, or by the Trust to the Company, as necessary or convenient under any applicable law or regulation. A participant may not make any additional payments into his or her account, either with the Company, a Designated Subsidiary, or the Trust.

     (C) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company’s or Designated Subsidiary’s payroll office (or their designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s or Designated Subsidiary’s receipt of the new subscription agreement unless the Company or Designated Subsidiary elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     (D) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(B) hereof, a participant’s payroll deductions may be decreased to 0%. Subject to Section 423(b)(8) of the Code and Section 3(B) hereof, payroll deductions shall recommence at the rate at the rate most recently elected by the participant at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (E) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Shares issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or Designated Subsidiary’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Shares. At any time, the Company or Designated Subsidiary may, if required by the laws of the country of residence of the participant, withhold from the participant’s compensation the amount necessary for the Company or Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Shares by the Employee. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares that a participant may subscribe during each Offering Period. Exercise of the option will occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10.

7.	GRANT OF OPTION.

     On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to subscribe on the Exercise Date of such Offering Period (at the applicable Subscription Price) up to a number of Shares (in the form of ADSs) determined by dividing such Employee’s payroll deductions accumulated and transferred to the Trust on or prior to such Exercise Date by the applicable Subscription Price; provided that in no event shall an Employee be permitted to subscribe during each Offering Period more than 500 Shares, subject to adjustment as provided in Section 18 hereof; and provided further, that such subscription shall be subject to the limitations set forth in Sections 3(B) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8.	EXERCISE OF OPTION

     (A) With respect to each Exercise Date, the Company shall issue Shares to the Trust in accordance with Section 1.3 of the Trust, sufficient to meet its obligations to participating Employees under the Plan. Unless a participant withdraws from the Plan as provided in Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the subscription of Shares (in the form of ADSs) shall be exercised automatically by the Trustee on the Exercise Date, and the maximum number of full shares subject to such option shall be subscribed for such participant by the Trustee at the applicable Subscription Price with the accumulated payroll deductions in his or her account with the Trust. Per Company’s instruction, the Custodian issues the subscribed Shares and delivers them to the Depositary which converts the Shares into ADSs; provided, however, no Shares shall be subscribed which would result in the Employee receiving a fractional ADS; any payroll deductions accumulated in a participant’s account which are not sufficient to subscribe a full ADS shall be retained in the participant’s account for use in the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account (whether due to withdrawal by the participant from the Plan pursuant to Section 10, termination of the Plan in accordance with Section 19, or otherwise) after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to subscribe ADSs hereunder is exercisable only by him or her.

     (B) Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the Shares available for subscription on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to subscribe Shares on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company will make a pro rata allocation of the Shares available for subscription on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to subscribe Shares on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 19. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9.	DELIVERY

     As promptly as practicable after each Exercise Date on which a subscription of Shares occurs, the Company shall arrange the delivery of ADSs representing the Shares subscribed upon exercise of options by the Trustee for the participating Employees to the Trust.

10.	WITHDRAWAL; TERMINATION OF EMPLOYMENT

     (A) Under procedures established by the Administrator, a participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the subscription of ADSs will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.

     (B) Upon a participant’s ceasing to be an Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated; provided, however, that any payroll deductions held by the Trust in an individual account for an Employee shall be subject to the terms of such Trust. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     (C) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.	INTEREST

     No interest shall accrue on the payroll deductions of a participant in the Plan.

12.	SHARES

     (A) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of Shares which will be made available for sale under the Plan will be 475,000 Shares. Capital increases to meet the Company’s obligations under the Plan shall be determined and approved at extraordinary shareholders’ meeting to be held at the same time as the annual shareholders’ meetings of the Company, as necessary.

     (B) The Board shall, subject to shareholders authorization, from time to time reserve and issue to the Trust a number of Shares sufficient to meet its obligations under the current Offering Period of the Plan. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall distribute all of the Shares remaining available for subscription under the Plan to the Trust, which shall make an allocation as provided in Section 8(B).

     (C) The participant will have no interest or voting rights in shares covered by his or her option until such option has been exercised.

     (D) ADSs to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, or in street name to be deposited with a broker.

13.	ADMINISTRATION

     The Plan shall be administered by the Board (or a committee thereof) or the board of directors of a participating Subsidiary (or a committee thereof), as the case may be. Such board or committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan with respect to any Employee of such Company or Subsidiary; provided, however, that any such construction, interpretation, application, determination and/or adjudication shall be subject to any terms, constructions, conditions, provisions, interpretations, determinations, adjudications, or decisions as may be adopted or made by the Administrator from time to time. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

14.	DESIGNATION OF BENEFICIARY

     (A) A participant, except for a participant who is an Employee of Business Objects (U.K) Ltd., may file a written designation of a beneficiary who is to receive any ADSs and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such ADSs and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall cause such ADSs and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may cause such ADSs and/or cash to be delivered to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     (C) All beneficiary designations under this Section 14 will be made in such form and manner as the Administrator may prescribe from time to time.

15.	TRANSFERABILITY

     Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive ADSs under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16.	USE OF FUNDS

     All payroll deductions received or held by the Company or Subsidiary under the Plan for its Employees may be used by the Company or such Subsidiary, as the case may be, for any corporate purpose, and the Company or Subsidiary shall not be obligated to segregate such payroll deductions. Notwithstanding the preceding sentence, all payroll deductions transferred to and held by the Trust shall be used solely by the Trust as specified in the Trust Agreement attached hereto as Exhibit C. Until ADSs are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such ADSs.

17.	REPORTS

     Individual accounts will be maintained for each participating Employee by the Company or the Designated Subsidiary as well as the Trust. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Subscription Price, the number of ADSs subscribed and the remaining cash balance, if any, for the period covered by such statement.

18.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     (A) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator will, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the Subscription Price per Share and the number of Shares covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7.

     (B) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period and the Plan will terminate immediately prior to the consummation of such proposed action and any and all accumulated payroll deductions will be returned to the participating Employees in accordance with Section 19(A), unless otherwise provided by the Administrator.

     (C) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding right to subscribe and refund all sums collected from participants during the Offering Period then in progress. If the Administrator shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to subscribe, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of ordinary shares for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares and the sale of assets or merger.

19.	AMENDMENT OR TERMINATION

     (A)       The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted under the Plan, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination or suspension of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company will obtain stockholder approval in such a manner and to such a degree as required.

     (B)       Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the subscription of Shares for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(C) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (i) altering the Subscription Price for any Offering Period including an Offering Period underway at the time of the change in Subscription Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

          (iii) allocating Shares.

Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.

20.	NOTICES.

     All notices or other communications by a participant to the Company or Designated Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Designated Subsidiary at the location, or by the person, designated by the Company or Designated Subsidiary for the receipt thereof.

21.	CONDITIONS UPON ISSUANCE.

     Neither Shares nor ADSs or ADRs shall be issued with respect to an option unless the exercise of such option and the issuance and delivery of such ADSs or ADRs pursuant thereto, as well as the issuance of shares from the Company to the Trust and the transfer of shares from the Trust to the Employees, shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, French Commercial Code, and the requirements of any stock exchange upon which the Shares or ADSs may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company or Trustee may require the person exercising such option to represent and warrant at the time of any such exercise that the ADSs are being subscribed only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.	TERM OF PLAN

     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect until terminated under Section 19 hereof.

23.	GOVERNING LAW AND JURISDICTION

     This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except for that body of law pertaining to conflicts of laws.

*
* * *

Exhibit A

BUSINESS OBJECTS S.A.

2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

PARTICIPATION AGREEMENT

Original Application	Original Enrollment Date:

Change in Payroll Deduction Rate	Change Notice Date:

1.                                                           hereby elects to participate in the Business Objects S.A. 2004 International Employee Stock Purchase Plan (the “International Employee Stock Purchase Plan”).

2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of                    % of my Compensation on each payday (together with amounts contributed under the Company’s Employee Savings Plan, no less than 1% and not to exceed 10% during the Offering Period in accordance with the International Employee Stock Purchase Plan. Please note that only whole percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the International Employee Stock Purchase Plan and to purchase ADSs representing Shares at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not elect to withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.

4. I have received a copy of the complete International Employee Stock Purchase Plan. I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan (including, without limitation, the Trust Agreement, which is attached as Exhibit C thereto). I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.

5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name of (Employee Only):

6. I understand that, notwithstanding any other provision of this Participation Agreement or the International Employee Stock Purchase Plan:

     (A) neither the International Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between the Company or any Designated Subsidiary and any Employees of any such company, and it shall not confer on any participant any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any subsidiary;

     (B) the benefits to participants under the Plan shall not form any part of their wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes except if applicable for tax purposes

     (C) in no circumstances shall any Employee on ceasing to hold his or her office or employment by virtue of which he or she is or may be eligible to participate in the International Employee Stock Purchase Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which he might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

     (D) the Company expressly retains the right to terminate the International Employee Stock Purchase Plan at any time and that I will have no right to continue to receive option grants under the International Employee Stock Purchase Plan in such event.

7. I understand that I may be subject to taxation as a result of my participation under the International Employee Stock Purchase Plan. I understand that although the basis for taxation may be calculated based upon the fair market value of the Shares at the exercise date, the Shares may/will not be deposited into my broker account on that day for at least 5 business days subsequent to the exercise date. I therefore understand that there may be a loss of value between the exercise date and the date Shares are deposited into my broker account., I have consulted any tax advisors in connection with my participation under the International Employee Stock Purchase Plan that I deem advisable, and have not relied on the Company for tax advice.

8. I understand that investment purchasing in Shares purchased under the International Stock Purchase Plan is not a risk free investment and is subject to a risk of loss in whole or part.

9. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.

10. I hereby agree to permit (i) the Company or a Company agent to transfer my tax identification, address and other necessary personal information to a broker selected by the Company for the purpose of opening an International Employee Stock Purchase Plan related brokerage account in my name and ii) a broker selected by company to open said account. I consent to the transfer of the aforementioned personal information to any country as required by Company to administer the International Employee Stock Purchase Plan including, without limitation, the United States.

I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS I TERMINATE MY PARTICIPATION AS EVIDENCED BY ME SUBMITTING A NEW PARTICIPATION AGREEMENT WITH THIS SO INDICATED.

Employee’s Taxpayer Identification Number (SS#):

Employer:

Employee’s Address:

Signature of Employee

Date:

Exhibit B

BUSINESS OBJECTS S.A.

2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Business Objects S.A. 2004 International Employee Stock Purchase Plan which began on (the “Enrollment Date”) hereby notifies the Company or Designated Subsidiary that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company or Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with the Company or Designated Subsidiary with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of ADSs in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company or Designated Subsidiary a new Participation Agreement.

Name and Address of Participant:

Signature:

Date:

Exhibit C

BUSINESS OBJECTS S.A.

2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

EMPLOYEE BENEFITS TRUST AGREEMENT

     This declaration of trust and trust agreement (the “Trust Agreement”) is made and entered into this       day of         , 2004 by and between Business Objects S.A., a corporation organized under the laws of the Republic of France (the “Company”) and Allecon Stock Associates, a corporation organized under the laws of                (the “Trustee”), in favor of each of the Employees. All terms not defined herein will have the meanings ascribed to them in the Company’s 2004 International Employee Stock Purchase Plan (the “Plan”).

     RECITALS:

A.       The shareholders of the Company formally authorized the Plan on June    , 2004, pursuant to which the Employees will receive options to purchase ADS of the Company, corresponding to Shares of the Company.

B.       On June    , 2004, the shareholders of the Company also approved the establishment of the Business Objects S.A. Employee Benefit Trust (the “Trust”) as a fiscal intermediary and paying agent to facilitate implementation of the Plan.

     NOW, THEREFORE, the Company and the Trustee agree as follows:

ARTICLE 0
DEFINITIONS

(A) “ADR” shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.

(B) “ADS” shall mean an American Depositary Share corresponding to Shares

(C) “Board” shall mean the Board of Directors of Business Objects S.A.

(D) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(E) “Company” shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.

(F) “Custodian” shall mean Banque BNP Paribas, or any successor or successors thereto.

(G) “Depositary” shall mean the Bank of New York, or any successor or successors thereto.

(H) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(I) “Employee” shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(J) “Exercise Date” shall mean the last day of each Offering Period.

(K) “Plan” shall mean this 2004 International Employee Stock Purchase Plan.

(L) “Shares” shall mean ordinary shares with a nominal value of €0.10, of the Company.

(M) “Reserves” shall mean the maximum number of Shares, which have been authorized for issuance under the Plan pursuant to Section 12 hereof.

(N) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(O) “Trust” shall mean the trust created by the Company under the Trust Agreement;

ARTICLE I
CREATION AND FUNDING OF TRUST

     I.1       Creation of Trust. The Business Objects S.A. Benefit Trust (the “Trust”) is hereby created. Company hereby appoints the Trustee, and irrevocably grants, assigns, transfers, conveys and delivers to the Trustee, and the Trustee hereby accepts, any and all property as specified in Section 1.2, in trust for the use and purposes hereinafter stated, and the Trustee agrees to and does hereby accept the foregoing property subject to such Trust.

     I.2       Initial Funding. Concurrently with the execution of this Trust Agreement, the Company is conveying to the Trust twenty-five (25) dollars.

     I.3       Contributions of the Company. From time to time, the Company shall issue Shares (to be transferred by the Custodian to the Depositary which will convert the Shares into ADSs and shall deliver to participating Employees in the form of ADRs or to a broker in the form of ADSs) and/or cash to the Trust in such amounts and at such times as required for the Company to fulfill its obligations under the Plan and this Trust Agreement. Such Share or cash, when contributed to the Trust, shall be used and applied by the Trustee in accordance with the terms of this Trust Agreement.

     I.4       Contributions of Payroll Deductions. From time to time, as required by and in accordance with the terms of the Plan, the Company and/or any of its Subsidiaries shall contribute to the Trust the accumulated payroll deductions of the Employees to be applied towards the exercise of options held by such Employees.

ARTICLE II
EMPLOYEE ACCOUNTS

     II.1       Individual Accounts. The Trustee shall establish and maintain on its books a separate account for each participating Employee. All contributions of payroll deductions pursuant to Section 1.4 by the Company shall be allocated to individual accounts within the Trust on the basis of each Employee’s accumulated payroll deduction for the relevant offering period under the Plan.

     II.2       Application of Funds in Individual Accounts. The cash contributed to the individual accounts shall be applied to exercise the options of the Employees in accordance with the terms of the Plan.

ARTICLE III
DISTRIBUTIONS

     III.1       Distributions of ADS to Employees. The Trustee shall as soon as practicable after the Exercise Date, exercise the options of each Employee in accordance with the terms of the Plan. Accordingly the Custodian shall issue the Shares and deliver them with the Depositary which shall convert the Shares into ADSs and shall deliver ADRs to each Employee, or ADSs to such Employee’s broker.

     III.2       Distributions of Payroll Deductions to the Company. The Trustee shall distribute the payroll deductions contributed pursuant to Section 1.4 to the Company in accordance with the terms of the Plan.

ARTICLE IV
NAME, DURATION AND TERMINATION OF TRUST

     IV.1       Name. This Trust shall be known as the “Business Objects S.A. Employee Benefits Trust.”

     IV.2       Nature. This trust shall be a grantor trust within the meaning of the Code and shall be subject to the claims of the Company’s general creditors, to the extent that the assets of the Trust would be otherwise so subject.

     IV.3       Duration. This Trust shall be revocable and may be revoked by the Company at any time. Unless sooner revoked, it shall terminate at the earlier of: (a) twenty (20) years from the effective date of the Plan, or (b) upon the termination of the Plan and the satisfaction of all obligations thereunder.

     IV.4       Distributions by Trustee on Termination. Upon termination of the Trust, the Trustee shall distribute or apply any cash contributed pursuant to Section 1.3 to the Company, and any cash contributed pursuant to Section 1.4 in the individual accounts to the appropriate Employees; provided, however, that the Trustee may, but only on the advice of counsel, retain a reasonable sum for payment of or to provide for all known claims against and expenses of the Trust and the Trustee, but only from contributions made pursuant to Section 1.3.

ARTICLE V
PURPOSE OF TRUST AND LIMITATIONS OF TRUSTEE

     The sole purpose of this Trust is for use in the administration of the Plan. The Trust shall not be nor have the power to be an organization having as a purpose the carrying on of any trade or business. This Trust Agreement is not intended to create and shall not be interpreted as creating an association, partnership, joint venture or any other entity formed to conduct trade or business.

ARTICLE VI
POWERS OF THE TRUSTEE

     VI.1       General Powers. In addition to such powers as may from time to time be granted to the Trustee, the Trustee may take all such actions and is hereby granted such powers as may appear necessary or proper to comply with the laws of the appropriate jurisdictions and to effectuate and carry out the terms and purposes of the Trust Agreement. The Trustee shall hold legal and equitable title to all assets at any time constituting a part of the Trust and shall hold such assets in Trust to be administered and disposed of by the Trustee pursuant to the terms of this Trust Agreement for the benefit of the Employees or the Company as the case may be.

     VI.2       Specific Powers Exercisable by Trustee. The Trustee shall have the following specific powers, and the enumeration of such powers shall not be considered in any way to limit or control the power of the Trustee to act as specifically authorized in any other section or provision of this Trust Agreement:

          (A)       To sell or otherwise dispose of any of the Trust Assets in exchange for the fair market value thereof.

          (B)       To prosecute or defend litigation (in the name of the Trust, the beneficiaries, or otherwise) and to pay, discharge or otherwise satisfy claims, liabilities, and expenses and to pay all expenses incurred in connection therewith, to carry such insurance, as the Trustee shall determine, to protect the Trust and the Trustee from liability.

          (C)       To invest any cash not yet available for distribution in accordance with the terms of this Trust Agreement in demand and time deposits in banks or savings institutions, short-term certificates of deposit, treasury bills, or money market account instruments. Any interest earned from such investments shall be applied towards payment of the Trustee’s compensation (determined pursuant to Section 9.1) or other expenses of the Trust. Notwithstanding the preceding sentence, if such interest is in excess of the amount required to compensate the Trustee or to pay any other expenses of the Trust, such excess shall be distributed to the Company.

          (D)       While serving as Trustee to engage legal counsel for the benefit of the Trustee. The Company, however, shall be obligated to pay the fees and expenses of such counsel. In addition, the Trustee may engage such other consultants as the Trustee shall see fit to assist in the administration of the Trust, and such consultant’s fees shall also be the obligation of the Company.

ARTICLE VII
AMENDMENT OF TRUST AGREEMENT

     This Trust Agreement may be amended at any time and to any extent by a written instrument executed by the Trustee and the Company.

ARTICLE VIII
ACCEPTANCE BY TRUSTEE

     VIII.1       Acceptance of Appointment. The Trustee hereby accepts its appointment made in this Trust Agreement subject to the conditions enumerated below and agrees to act as Trustee pursuant to the terms hereof.

          (A)       The Trustee shall in no case or event be liable for any damage caused by the exercise of its discretion as authorized in this Trust Agreement in any particular manner, or for any other reason, except gross negligence or willful misconduct, nor shall the Trustee be liable or responsible for forgeries or false impersonation. .

          (B)       If any controversy arises between the parties hereto or with any third person with respect to the subject matter of the Trust or its terms or conditions, the Trustee shall not be required to determine the same or take any action in the premises, but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as the Trustee may reasonably require.

          (C)       The Trustee may utilize or be reimbursed only from the Trust assets contributed pursuant to Section 1.3 (to the extent that it is not directly paid by the Company) with respect to all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, or as attorneys’ fees and expenses) reasonably incurred by the Trustee in connection with the defense or disposition of any action, suit or other proceeding in which the Trustee may be involved or with which the Trustee may be threatened by reason of its being or having been a Trustee pursuant to this Trust Agreement, except with respect to any matter as to which the Trustee shall have been adjudicated to have acted in bad faith or with willful misfeasance, reckless disregard of its duties or gross negligence.

          (D)       Notwithstanding any other provision of this Trust Agreement, the Trustee’s responsibility for payment of or provision for any claims against or liabilities or expenses of the Trust or the Trustee shall be limited to the property and assets in the Trust and shall be dischargeable only therefrom.

ARTICLE IX
TRUSTEE’S EXPENSES

     9.1       Trustee Compensation. The Trustee shall be entitled to such reasonable compensation for its services as shall be agreed upon in writing by the Company and the Trustee. To the extent the compensation and expenses of the Trustee are not paid directly by the Company, they shall be paid by the Trust pursuant to Section 6.2(c) or out of assets contributed pursuant to Section 1.3, or a combination thereof. Notwithstanding the preceding two sentences or any other provision of this Trust Agreement, if the Trustee is an Employee he or she shall receive no additional compensation for service as Trustee.

ARTICLE X
RESIGNATION AND REMOVAL OF TRUSTEE

     X.1       Trustee Resignation. The Trustee shall have the right to resign at any time upon fifteen (15) days written notice to the Company. Upon such resignation, the Company shall appoint a successor Trustee.

     X.2       Removal of Trustee. A Trustee may be removed and its duties terminated at any time, and its successor appointed, by the Company.

ARTICLE XI
GOVERNING LAW

     The Trust has been accepted by the Trustee and will be administered in the State of California, and its validity, construction and all rights hereunder, and the validity and construction of this Trust shall be governed by the laws of that State.

     All matters affecting the title, ownership and transferability of any security, whether created or held hereunder, shall be governed by all applicable federal, state, foreign securities laws.

ARTICLE XII
SEVERABILITY

     In the event any provision of this Trust Agreement or the application thereof to any person or circumstance shall be finally determined to be invalid or unenforceable to any extent, the remainder of this Trust Agreement         , or the application of such provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each provision of this Trust shall be valid and enforced to the fullest extent permitted by law.

ARTICLE XIII
COUNTERPARTS

     This Trust Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust Agreement on the day and year hereinabove first written.

“Company”	Business Objects S.A., a corporation organized under the laws of the Republic of France

By: Bernard Liautaud President and Chief Executive Officer

“Trustee”	Allecon Stock Associates, a corporation organized under the laws of

By:

BUSINESS OBJECTS S.A.

2001 STOCK INCENTIVE PLAN

Adopted on February 6, 2001 and amended on August 26, 2003, on December 11, 2003 and on________, 2004

UNOFFICIAL TRANSLATION INTO ENGLISH FOR CONVENIENCE PURPOSES

     In conformity with the provisions of Articles L 225-177 et. seq. of the Law as defined herein, Business Objects S.A. adopted a plan for the grant to Beneficiaries (defined below) of options giving right by exercise to subscribe newly-issued shares of the Company or purchase existing shares of the Company. In furtherance of such decision the board of directors has adopted the Business Objects S.A. 2001 Stock Option Plan which was approved by the shareholders of the Company on February 6, 2001.

     Minor amendments to the Plan were made in connection with the adoption of the Subsidiary Stock Incentive Sub-Plan which were approved by the shareholders of the Company on ________, 2004, including renaming the Plan the “2001 Stock Incentive Plan.”

     The terms and conditions of the Business Objects S.A. 2001 Stock Option Plan are set out below.

1.	PURPOSES OF THE PLAN

     The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Beneficiaries and to promote the success of the Company’s business.

     Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable U.S. Laws in order that they may benefit from available fiscal advantages.

2.	DEFINITIONS

     As used herein, the following definitions shall apply:

     (a) “Share” means an ordinary share of the Company.

     (b) “Director” means a member of the Board.

     (c) “ADR” means an American Depositary Receipt evidencing an American Depositary Share corresponding to one Share.

     (d) “Shareholder Authorization” means the authorization given by the shareholders of the Company in an extraordinary general meeting held on February 6, 2001 permitting the Board to grant Stock Options.

     (e) “Optionee” means a Beneficiary who holds at least one outstanding Option.

     (f) “Change in Control” shall mean, and shall be deemed to have occurred if:

          (i) any person or entity, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities, or

          (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

          (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets to an entity other than an Affiliated Company.

     (g) “Code” means the United States Internal Revenue Code of 1986, as amended.

     (h) “Board” means the board of directors of the Company.

     (i) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (j) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option grant, subject to the terms and conditions of the Plan. The Notice of Grant is part of the Option Agreement.

     (k) “Beneficiary” means the Chairman of the Board (Président du Conseil d’administration), the Managing director (Directeur général), the Deputy managing directors (Directeurs Généraux Délégués), and any Officers or other person employed by the Company or any Affiliated Company. Neither service as a Director nor payment of a director’s fee by the Company or an Affiliated Company shall be sufficient to constitute “employment” by the Company or an Affiliated Company.

     (l) “U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States’ laws and regulations.

     (m) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

     (n) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     (o) “Administrator” means the Board, as shall administer the Plan in accordance with Section 4 of the Plan, it being specified that pursuant to Article 11.3 of the by-laws of the Company, any board member who is eligible to receive Options is prohibited from voting on decisions to grant Options if such board member is the Beneficiary of such Options;

     (p) “Disability” means total and permanent disability.

     (q) “Incentive Stock Option” means any option granted only to U.S. Beneficiaries that intends to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (r) “Law” means the French Commercial Code.

     (s) “Applicable U.S. Laws” means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code in force in the United States of America.

     (t) “Non-statutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.

     (u) “Officer” means a Beneficiary who is an officer of an Affiliated Company, which is not incorporated under laws of France, within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (v) “Option” means a stock option granted pursuant to the Plan as adjusted from time to time in accordance with Section 11 of the Plan.

     (w) “Plan” means this 2001 Stock Incentive Plan, as amended from time to time.

     (x) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for options with a lower exercise price.

     (y) “Continuous Status as a Beneficiary” means that the employment relationship with the Company or any Affiliated Company is not interrupted or terminated. Continuous Status as a Beneficiary shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliated Company, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-statutory Stock Option.

     (z) “Company” means Business Objects S.A., a corporation organized under the laws of the Republic of France.

     (aa) “Affiliated Company” means a company related to the Company in accordance with the provisions set forth in L 225-180 of the Law. As a reminder, as of the day of the adoption of the Plan:

-	companies of which at least one tenth (1/10) of the share capital or voting rights is held directly or indirectly by the Company;
-	companies which own directly or indirectly at least one tenth (1/10) of the share capital or voting rights of the Company; and
-
companies of which at least fifty percent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

     (bb) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (cc) “Fair Market Value” The Fair Market Value shall be the closing sale price in euros for such Share (or the closing bid, if no sales were reported) as quoted on the Premier Marché of Euronext Paris S.A. or on such other Regulated Market on which the Shares are traded, on the last market trading day prior to the day of grant, as reported by Euronext Paris S.A., or such other source as the Administrator deems reliable. For the purpose of calculation under Section 5.1 of the Plan, Fair Market Value shall be also the closing price (as determined here above) for a share subject to an Incentive Stock Option;

     (dd) “Regulated Market” shall mean, as of any date, a stock exchange or system on which the Shares are traded which is a regulated market (“marché règlementé”) under Article L. 421-1 of the French Monetary and Financial Code.

     (ee) “Election” shall mean agreement regarding the United Kingdom National Insurance Liability.

3.	STOCK SUBJECT TO THE PLAN AND THE SUBSIDIARY STOCK INCENTIVE SUB-PLAN

     3.1. Stocks subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan is 6,662,729 Shares of €0.10 nominal value each. Moreover the Board of Directors of the Company is authorized to increase annually, on one or more occasions, the number of Shares which may be subscribed for or purchased upon the exercise of Options, within the limit of the lowest of the following amounts: (i) 6,500,000 Shares with a nominal value of €0.10 each, (ii) the number of Shares corresponding to 5% of the total number Shares outstanding as of June 30, (iii) any lesser amount as determined by the Board of Directors.

     Notwithstanding the above, and pursuant to the Law, options issued and outstanding under all option plans of the Company may not give the right to subscribe to a total number of Company’ shares in excess of one-third of the Company’s share capital.

     If an Option should expire or become unexercisable for any reason, the unsubscribed or unpurchased Share which was subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     The pool of share mentioned above shall not be used for the purposed and under the Subsidiary Stock Incentive Sub-Plan.

     3.2. Stocks subject to the Subsidiary Stock Incentive Sub-Plan. The maximum aggregate number of Shares reserved under the Plan is 2,500,000 Shares of €0.10 nominal value each. These Shares in form or American Depositary Shares are held by the Business Objects Employee Benefits Sub-Plan Trust.

4. ADMINISTRATION OF THE PLAN

4.1 Procedure. The Plan shall be administered by the Administrator.

4.2 Powers of the Administrator. Subject to the provisions of the Law, the Shareholder Authorization, the Plan and U.S. Applicable Laws, the Administrator shall have the authority, in its discretion:

–	to determine the Fair Market Value of the Shares, in accordance with Section 2(cc) of the Plan;
–	to select the Beneficiaries to whom Options may be granted hereunder;
–	to determine whether and to what extent Options are granted hereunder;
–	to determine the number of Shares to be covered by each Option granted hereunder;
–	to approve forms of agreement for use under the Plan, if any;
–
to determine the terms and conditions, not inconsistent with the terms and conditions of the Plan, of any Options granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
–	to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;
–
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to stock options sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

–
to modify or amend the conditions and terms of each Option (subject to Section 13.3 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

–	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;
–	to decide and institute an Option Exchange Program;
–
to determine the terms and restrictions applicable to Options, including without limitation to limit or prohibit the exercise of an Option as well as the sale or conversion into bearer form of Shares acquired pursuant to the exercise of an Option, during certain periods or upon certain events which the Administrator shall determine in its sole discretion; and

–	to make all other determinations deemed necessary or advisable for administering the Plan.

4.3 Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees, subject to the provisions of Article 13.3 of the Plan.

5. LIMITATIONS

5.1 In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value:

          (i) of shares subject to an Optionee’s Incentive Stock Options granted by the Company or any Affiliated Company, which

          (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company)

exceeds $100,000, such excess options shall be treated as Non-statutory Stock Options. For purposes of this Section 5.1, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value shall be determined as of the time of the grant.

5.2 Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment at any time, with or without cause.

5.3 The following limitations shall apply to grants of Options to Beneficiaries:

          (i) No Beneficiary shall be granted, in any fiscal year of the Company, Options to subscribe or purchase more than 225,000 Shares.

          (ii) Notwithstanding the foregoing, the Company may also make additional grants of up to 450,000 Shares to newly-hired Beneficiaries.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11.

          (iv) No Options may be granted to a shareholder who holds more than 10% of the Company’s share capital at the time of grant.

5.4 Each Option granted under the Plan in respect of UK Beneficiaries, who are subject to UK Income Tax and Social Security withholding, shall only be granted provided that the Beneficiary enters into an Election with the Company or any Affiliated Company. The Election shall be in such form and contain such provision as the Board shall from time to time approved and as shall have been agreed with the Board of the Inland Revenue.

5.5 Other than as expressly provided hereunder, including Section 2(k) above, no member of the Board of Directors shall be eligible, in this sole position, to receive an Option under the Plan.

6.	TERM OF PLAN

     The Plan is effective and Options may be granted as of February 6, 2001 the date of the Plan’s adoption by the shareholders for the purpose of certain local laws. It shall continue in effect until February 6, 2006 unless terminated earlier under Section 13 of the Plan.

7.	TERM OF OPTION

     The term of each Option shall be stated in the Notice of Grant, as ten (10) years from the date of grant in accordance with the Shareholder Authorization. Notwithstanding the foregoing, Options granted to Beneficiaries of the United Kingdom Affiliated Company or Beneficiaries who are otherwise residents of the United Kingdom or who are subject to the laws of the United Kingdom shall have a term of seven (7) years less one day from the day of grant.

8.	OPTION EXERCISE PRICE AND CONSIDERATION

8.1 Exercise Price

8.1.1 In the case of an Option to subscribe to new shares, the per Share exercise price shall be determined in accordance with the following:

          (i) In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary, to the extent such U.S. Beneficiary is permitted by the Law to receive Incentive Stock Option grants, the per Share exercise price shall be no less than the higher of (a) 110% of the Fair Market Value per Share or (b) 80% of the average Fair Market Values on the twenty trading days preceding the grant date.

          (ii) In the case of an Option granted to any Beneficiary other than a U.S. Beneficiary described in paragraph (i) immediately above, the per Share exercise price shall be no less than the higher of (a) 100% of the Fair Market Value per Share, or (b) 80% of the average Fair Market Values on the twenty trading days preceding the grant date.

The exercise price shall be not be less than 80% of the average of the first quoted prices of the Share on Euronext Paris S.A. over 20 trading days immediately preceding the date of grant.

8.1.2 When an Option entitles the holder to purchase shares previously repurchased by the Company, the exercise price may neither be less than eighty (80%) of the average purchase price paid for all Shares or ADRs previously repurchased by the Company, nor than 80% of the average of the first quoted prices of the Share on Euronext Paris S.A. over 20 trading days immediately preceding the date of grant.

8.2 Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

8.3 Form of Consideration. The consideration to be paid for the Shares upon exercise of Options, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and shall consist entirely of an amount in Euros corresponding to the exercise price which may be paid namely by:

–	wire transfer;
–	check;
–
delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

–	proceeds from the resale of shares in case of cash-less exercise; or
–	any combination of the foregoing methods of payment.

9.	EXERCISE OF OPTION

9.1 Procedure for Exercise; Rights as a Shareholder

     Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) together with a share subscription or purchase form (bulletin d’achat ou de souscription) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

     Upon exercise of any Option in accordance herewith, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year in course during which the Option is exercised.

     Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option is outstanding.

9.2 Termination of Employment. Upon termination of an Optionee’s Continuous Status as a Beneficiary during the term of the Option, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for ninety (90) days following the Optionee’s termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.3 Disability of Optionee. In the event that an Optionee’s Continuous Status as a Beneficiary terminates, during the term of the Option, as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.4 Death of Optionee. In the event of the death of an Optionee during the term of the Option, the Option may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death (and in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

10.	NON-TRANSFERABILITY OF OPTIONS AND SHARES

     An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     The Administrator may restrict the right of an Optionee to sell, convert into bearer form, or otherwise dispose of the Shares acquired upon exercise of the Option. In accordance with the Law, such restriction may not exceed three (3) years from the exercise date.

11.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

11.1	Changes in capitalization. In the event of the carrying out by the Company of any of the financial operations pursuant to Article L 225-181 of the Law such as:

–	issuance of shares to be subscribed for in cash offered exclusively to the shareholders,
–	capitalization of reserves, profits, issuance premiums and distribution of free shares,
–	issuance of bonds convertible or exchangeable into shares offered exclusively to shareholders,
–	distribution of reserves in cash or portfolio securities,
–	capital reduction motivated by losses, and
–	repurchase of its own Shares at a price higher than market value, pursuant to Article 174-9A of the decree no. 67-236 of March 23, 1967,

the Administrator shall, in accordance with the conditions provided for in Articles 174-8 et seq. of the decree no. 67-236 of March 23, 1967 concerning commercial companies, effect an adjustment of the number and the price of the Shares subject to Option grants.

     The number of Shares which have been authorized for issuance under the Plan as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option shall be proportionately adjusted in the event the Company effects a share capital increase by way of incorporation of reserves, premiums or profits, resulting either in an increase of the nominal value of the shares or in a free allocation of shares, or effects a reverse or forward stock split or a combination of shares.

11.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to which the Option would not otherwise be exercisable. The possibility to exercise Options will be notified by the Administrator to the Beneficiary. Such notification shall provide the Beneficiary with information regarding the dissolution or liquidation process.

11.3 Change in Control. In the event of a Change in Control of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be granted by the successor corporation or an affiliated company of the successor corporation. The Administrator may, in lieu of such assumption or new grant, provide for the Optionee the right to exercise the Option as to the corresponding Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or new grant in the event of a Change in Control, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the Participant receives, with respect to each Option, the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares or ADRs for each Share or ADR held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received was not solely common stock of the successor corporation, or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of options or rights granted with respect to each Share of Option Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares or ADRs in the merger or sale of assets within the limits set forth by the applicable laws and regulations.

11.4 Shares subject to the Subsidiary Stock Incentive Sub-Plan. The article 11.1 is not applicable to the shares mentioned in article 3.2 of this Plan, for which provisions of the Non-French Subsidiaries Stock Incentive Sub-Plan shall be applicable.

12.	DATE OF GRANT

     The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option. A Notice of Grant shall be provided to each Optionee within a reasonable time after the date of such grant.

13.	AMENDMENT AND TERMINATION OF THE PLAN

13.1 Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

13.2 Shareholder Approval. For the purpose of certain local laws, the Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Shares or ADRs is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

13.3 Effect of Amendment or Termination. No amendment, alteration or suspension of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. In addition, the termination of the Plan will only have consequences in the future, and will have no impact on the outstanding Options granted under the Plan.

14.	CONDITIONS UPON ISSUANCE OF SHARES

14.1 Legal Compliance. Shares shall not be issued pursuant to the exercise of Options unless the exercise of such Options and the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

14.2 Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Share is being subscribed only for investment and without any present intention to sell or distribute such Share if, in the opinion of counsel for the Company, such a representation is required.

15.	LIABILITY OF COMPANY

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

16.	INFORMATION OF THE PARTICIPANTS OF THE GRANT OF THE OPTIONS

     The Company informs the Participant of the grant of Options by sending him/her the Notice of Grant to which a copy of the present Plan is attached. As of the time of receipt, the Participant reviews all the documents sent by the Company and returns to it an acknowledgement of receipt provided by the Company for this purpose.

     In addition, the Company shall inform the Participant within a reasonable time limit of any modifications of the conditions of the Options granted under the present Plan.

17.	LAW AND JURISDICTION AND LANGUAGE

     This Plan shall be governed by and construed in accordance with the laws of the Republic of France. The Tribunal de Grande Instance of Nanterre, or the court otherwise competent, shall have jurisdiction to determine any claim or dispute arising in connection herewith.

     The Plan has been adopted in the French language. As a result, only the French version shall prevail. Any version hereof drafted in another language is for information purposes only.

BUSINESS OBJECTS S.A.
2001 STOCK INCENTIVE PLAN
EXHIBIT A

BUSINESS OBJECTS S.A.
2001 STOCK OPTION GRANT AGREEMENT
Part I
NOTICE OF STOCK OPTION GRANT

     Name:

     Address:

You have been granted options to subscribe for Shares of the Company, subject to the terms and conditions of the 2001 Stock Incentive Plan, as amended (the Plan) and this Option Agreement, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     Grant Number:

     Date of Grant:

     Vesting Commencement Date:

     Total Number of Options Granted:

     Exercise Price per Option:

     Total Exercise Price:

     Term/Expiration Date:

     Type of Option (for US Beneficiaries only): These Options are intended to be Incentive Stock Options (“ISOs”). However, in accordance with Section 422(d) of the Internal Revenue Code of 1986 as amended, to the extent that the aggregate fair market value of Shares subject to ISOs which become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company) exceeds $100,000, such excess Options is treated as Non-statutory Stock Options (“NSO”).

     Vesting Schedule: These Options may be exercised, in whole or in part, in accordance with the following schedule:

provided that the Beneficiary remains in Continuous Status as a Beneficiary, as defined in section 2 (y) of the Plan, on such dates.

     Termination Period: These Options may be exercised for ninety (90) days after termination of the Optionee’s employment with the Company or the Affiliated Company as the case may be. Upon the death or Disability of the Optionee, these Options may be exercised

OPTIONEE:

for such longer period as provided in the Plan. Save as provided in the Plan, in no event shall these Options be exercised later than the Term/Expiration Date as provided above.

     By your signature and the signature of the Company’s representative below, you and the Company agree that these Options are granted under and governed by the terms and conditions of the Plan and this Option Agreement. Moreover, by signing this document you acknowledge receipt of the rules of the Plan and of this Option Agreement, you represent that you have reviewed the Plan and this Option Agreement in their entirety, had the opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Plan and Option Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. You further agree to notify the Company upon any change in the residence address indicated above. You acknowledge and agree that this Option and its vesting schedule does not constitute an express or implied promise of continued employment and shall not interfere in any way with your right or the Company’s right to terminate your employment at any time. Further, the benefits, if any, arising from your Option, shall not form any part of your wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes. In no circumstances shall you on ceasing to hold your office or employment be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which you might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

     The Company and the Optionee recognize that the Plan has been adopted in the French language. As a result, only the French version shall prevail. The translation in English is provided for information purposes only.

FOR BUSINESS OBJECTS S.A.

BUSINESS OBJECTS S.A.
2001 STOCK OPTION GRANT AGREEMENT
Part II
TERMS AND CONDITION

     1.      Grant of Options. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”), number of options (“Options”) as set forth in the Notice of Grant each giving right by exercise to subscribe one Share, at the exercise price per Option set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the 2001 Stock Incentive Plan, which is incorporated herein by reference. Subject to Section 13.3 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an ISO under Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-statutory Stock Option.

     2.      Exercise of Options

     (a)      Right to Exercise. These Options are exercisable during the term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s death, Disability or other termination of Optionee’s employment, the exercisability of the Options is governed by the applicable provisions of the Plan and this Option Agreement.

     (b)      Method of Exercise. These Options are exercisable by delivery of an exercise notice, in the form attached hereto (the “Exercise Notice”), comprising a share subscription form (bulletin de souscription) which shall state the election to exercise the number of Options indicated in such Exercise Notice (the “Exercised Options”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Options. These Options shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of these Options unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Shares acquired by exercise of Options shall be considered transferred to the Optionee on the date Options are exercised with respect to such Shares.

     3.       Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following method, or a combination thereof, at the election of the Optionee: (i) wire transfer; (ii) check; (iii) delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; (iv) proceeds from the resale of shares in case of cash-less exercise, or (v) any combination of the foregoing methods of payment.

     In accordance with Article 4.2.4 of the Company French Savings Plan, the beneficiary may use holdings under the Company Savings Plan for the exercise of the Options. In such case, the obtained shares are contributed to the Company Savings Plan and are subject to a five-year lock-up period from the date of exercise.

     4.     Non-Transferability of Options. These Options may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.      Terms of Options. Except as provided in the Plan, these Options may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.     UK National Insurance Liability. By virtue of your acceptance of the rules of the Plan, you are required to enter into an Election with the Company or Affiliated Company in the form attached to this Agreement marked attachment C. In the event that the Optionee fails to enter into the Election as required by the terms of this Agreement, by signing and returning Attachment C to the Company within a period of 28 days of the date of receipt of this Agreement, then these Options shall terminate and shall there upon become null and void.

     7.      Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the laws of the Republic of France.

     Any claim or dispute arising under the Plan or this Agreement shall be subject to the jurisdiction of the Tribunal de Grande Instance of Nanterre or the court otherwise competent.

CONSENT OF SPOUSE

(to be signed by residents of
California and other community property states)

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to subscribe Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Consent of spouse

BUSINESS OBJECTS S.A.
A Société Anonyme with a registered capital of 9,503,468.50 Euros
Registered office: 157-159 rue Anatole France 92309 Levallois – Perret Cedex
R. C. S.: Nanterre B 379 821 994

OPTION EXERCISE NOTICE AND SUBSCRIPTION FORM
Revised: June __, 2004

Complete and fax to Allecon Stock Associates prior to contacting Deutsche Bank Alex. Brown
Telephone: +01-248-288-7808           Fax: +01-248-288-7806

IMPORTANT: If your Option Exercise Notice is illegible, incomplete, incorrect or unsigned, it will be rejected.

Please Print

Full Name:

Date of birth:		City/State/Country of birth:

Mailing Address:

Number, Street, Apartment Number

City, State or Province, Postal Code, Country

Home Phone:		Work Phone:

	Include Country Code (Non-U.S.)		Include Country Code (Non-U.S.)

E-mail Address:		Work Fax:

Include Country Code (Non-U.S.)

Upon completion of my exercise, please send my Exercise Confirmation Statement via: ☐ Postal Service ☐Email

I, the undersigned, hereby give notice, effective the date set forth below, that I exercise the following stock options previously granted to me by Business Objects S.A. under the 1993, the 1994, and/or the 1999 Stock Options Plan(s)and/or the 2001 Stock Incentive Plan:

OPTION EXERCISE INFORMATION
			Exercise Price	Total Exercise		Shares to be
	Grant Date	# Options to be	Per Option (B)	Price (A) x (B)	Shares to be	Retained
Grant ID	(month/day/year)	Exercised (A)	(Euros)	(Euros)	Sold (C)	(A) – (C)
			€	€
			€	€
			€	€
			€	€
			€	€
	Totals			€

I represent that the above shares are not subject to any encumbrance or other claims and that Business Objects S.A., Deutsche Bank Alex. Brown, Allecon Stock Associates, and the transfer agent may rely upon this notice as authorization for this purpose.

I acknowledge that I have received and understand the terms and conditions of the 1993, the 1994, and/or the 1999 Stock Options Plan(s)and/or the 2001 Stock Incentive Plan and the Option Agreement, and agree to abide by and be bound by their terms and conditions.

SECURITIES LAW COMPLIANCE

I do NOT currently have access to, nor am I aware of, any material, non-public inside information regarding Business Objects S.A. which could or has influenced my decision to purchase and/or sell this stock. (If you are uncertain as to whether you are a corporate insider or possess material inside information, please contact the Chief Financial Officer of Business Objects S.A. prior to exercising any options.) Trading stock based upon your material, non-public inside information could subject you to personal liability. I acknowledge that if I am subject to Rule 16(b) of the Securities Exchange Act of 1934, I may be liable to Business Objects S.A. for “short-swing profits”.

Page 2 Option Exercise Notice and Subscription Form	Your Full Name:

METHOD OF EXERCISE, PAYMENT OF OPTION EXERCISE PRICE, AND USE OF PROCEEDS

☐	1.	Exercise and Hold — (Cash Exercise only — No Sale) Please note, if you are a US resident and you do a Cash exercise, you might be subject to Alternative Minimum Tax. Please consult your tax advisor.
Share Delivery:
		☐	Deliver ADSs to my Deutsche Bank Alex. Brown account number .
		☐	Register shares in a shareholder account opened in my name with BNP Paribas. I understand I must pay upon exercise the option price and additionally, I agree to pay national, state/provincial, local & FICA/national insurance taxes due upon this exercise.

You should select one of 2 following Methods of Payment below:
Method of Payment #1:
		☐	Deduct cost and, if applicable, taxes from existing funds in my Deutsche Bank Alex Brown Account.
		☐	I will send funds for cost and, if applicable, taxes directly to Business Objects S. A. Human Resources Department, 157-159 rue Anatole France, 92309 Levallois-Perret Cedex, FRANCE (Note: Payment must be received within 10 days from the date Allecon Stock Associates receives this form or the exercise will be canceled).

Method of Payment #2: Available to employees of France ONLY
		☐	I will pay the cost and applicable withholding taxes using the assets I owned under the Plan d’Epargne d’Enterprise. NSM Gestion (the Plan Administrator) will send the total amount directly to Business Objects S. A. (Payment form and instructions are available on Sesalis web site).

☐	2.	Exercise and Sell All Shares — (Same Day Sale Exercise only)
I must provide a verbal sale order to Deutsche Bank Alex. Brown at +01-800-776-7564 or +01-410-895-4347 (Insiders call +01-415-617-2863). Proceeds after payment of the aggregate option exercise price and all applicable taxes and fees should be:
		☐	credited to my Deutsche Bank Alex. Brown account number .
		☐	wired to my personal bank account. (Please complete wiring instructions on page 3 of this form.)
		☐	send a check (US $only) to the address indicated on the first page of this form.

☐	3.	Exercise and Sell Some Shares — (Cash and Same Day Sale Exercise) Please note, if you are a US resident and you do a Cash exercise, you might be subject to Alternative Minimum Tax. Please consult your tax advisor.

Sell the number of ADSs as follows: I must also provide a verbal sale order to Deutsche Bank Alex. Brown at +01-800-776-7564 or +01-410-895-4347 (Insiders call . Any remaining +01-415-617-2863). I understand that I must exercise and sell enough ADSs at the market price to provide proceeds at least equal to the sum of the aggregate option cash proceeds exercise price and all applicable taxes and fees. Hold the balance of my ADSs in my Deutsche Bank Alex. Brown account number should be:
		☐	credited to my Deutsche Bank Alex. Brown account number .
		☐	wired to my personal bank account. (Please complete wiring instructions on page 3 of this form.)
		☐	send a check (US $only) to the address indicated on the first page of this form.

I authorize Deutsche Bank Alex. Brown to pay the aggregate amount of the option exercise price to Business Objects S.A., representing the purchase price of the shares subscribed upon exercise of the options, and any taxes due. In the event sales proceeds are not sufficient to cover my tax liability, I will reimburse Business Objects S.A. for any and all amounts paid by Business Objects S.A. on my behalf.

Optional/Additional Tax Withholding Percentage for Federal/National Tax Requirements:                    % and/or State Tax Requirements:                    % Consult a tax professional for specific withholding rates.
The above rates will apply to all exercises mentioned on Page 1, unless otherwise indicated. Rates may vary depending on type of grant exercised, grant restrictions and/or country of residence.

Note: Above signature below, please print: “Valid for the subscription of		shares.”
Number of Option Exercised

OPTIONEE SIGNATURE:	DATE:

STATUS:	☐ Current Employee	☐ Former Employee	Date of Termination

This form will expire at the close of business one month from the date it is received by Allecon Stock Associates.
For former employees, this form will expire in the lesser of one month or the actual expiration date of your options.
For Insiders, this form will expire at the close of the trading window.

Allecon Stock Associates Approval
I confirm that the optionee is entitled to exercise the options indicated above as of the subscription date indicated above.

By:		Date:	Form Expiration Date:

As Agent for Business Objects, S.A.

BUSINESS OBJECTS S.A.

2001 STOCK INCENTIVE PLAN

SUBSIDIARY STOCK INCENTIVE SUB-PLAN

effective as of the date of the 2004 annual shareholders’ meeting

     At the 2004 annual shareholders’ meeting, the shareholders of the Company approved the adoption of this Subsidiary Stock Incentive Sub-Plan as a sub-plan under the Company’s 2001 Stock Incentive Plan. The Subsidiary Stock Incentive Sub-Plan provides for the grant by the Trustee to Subsidiary Beneficiaries of Restricted Stock or Performance Shares (both as defined below) at the direction of the Subsidiary Administrators.

     The terms and conditions of the Subsidiary Stock Incentive Sub-Plan are set out below.

1. PURPOSES OF THE SUB-PLAN

     The purposes of this Sub-Plan are to enable the Subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Subsidiary Beneficiaries and to promote the success of the Company’s worldwide business.

2. DEFINITIONS

     Initially capitalized terms shall have the meanings set forth in Section 2 of the Parent Plan. In addition, the following definitions shall apply when used in this Sub-Plan:

     (a) “Award” means, individually or collectively, a grant under the Sub-Plan of Restricted Stock, or Performance Shares.

     (b) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Sub-Plan. The Award Agreement is subject to the terms and conditions of the Sub-Plan and the Parent Plan.

     (c) “Awarded Stock” means the Shares subject to an Award.

     (d) “Parent Plan” means the 2001 Stock Incentive Plan, as amended from time to time.

     (e) “Performance Share” means a performance share Award granted to a Subsidiary Beneficiary pursuant to Section 8.

     (f) “Restricted Stock” means Shares granted pursuant to Section 7 of the Sub-Plan.

     (g) “Shareholders’ Authorizations” means the approval in 2004 of the Company’s shareholders regarding (i) the adoption of this Sub-Plan and (ii) the issuance of new shares, the subscription of which will be reserved for the related Trust.

     (h) “Sub-Plan” means this Subsidiary Stock Incentive Sub-Plan authorized under the Parent Plan.

     (i) “Sub-Plan Trust” or “Trust” means the Business Objects Employee Benefit Sub-Plan Trust from which Awards may be issued to Subsidiary Beneficiaries pursuant to this Sub-Plan.

1

     (j) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code. A Subsidiary shall not include a company incorporated under the laws of France.

     (k) “Subsidiary Administrator” means the Board of Directors of a Subsidiary, or a designated committee thereof, as shall administer this Sub-Plan with respect to Subsidiary Beneficiaries of that Subsidiary, in accordance with Section 4 of this Sub-Plan.

     (l) “Subsidiary Beneficiary” means any person employed by a Subsidiary. Neither service as a Subsidiary Director nor payment of a director’s fee by the Subsidiary shall be sufficient to constitute “employment” by the Subsidiary.

     (m) “Subsidiary Board” means the board of directors of a Subsidiary.

     (n) “Subsidiary Director” means a member of the board of directors of a Subsidiary.

     (o) “Trustee” means the trustee of the Sub-Plan Trust.

3. STOCK SUBJECT TO THE SUB-PLAN

     Pursuant to the Shareholders’ Authorizations approving the Sub-Plan and authorizing the Board to issue new shares on one or more occasions to be subscribed by the Sub-Plan Trust for the purpose of granting Awards under the Sub-Plan, the maximum number of new shares authorized by the shareholders to be subscribed by the Sub-Plan Trust is 2,500,000 Shares, provided that, in no event may the number of Shares issuable under the Parent Plan and the number of Shares subscribed by the Sub-Plan Trust exceed the total number of Shares authorized to be issued under the Parent Plan (including as authorized the future automatic annual increases provided for in Section 3.1 of the Parent Plan) prior to the adoption of the Shareholders Authorizations. Pursuant to the Shareholders’ Authorizations, the Share issuance price to the Sub-Plan Trust shall be decided by the Board or its Chairman and shall be equal to at least 85% of the closing price in euros per Share on the last trading day preceding the decision of issuance of the new shares by the Board or its Chairman, as quoted on the Premier Marché of Euronext Paris S.A. on or such other Regulated Market on which the Shares are traded, as such prices are reported by Euronext Paris S.A. or such other source as the Board deems reliable.

     If an Award is forfeited to or repurchased by the Trust, the forfeited or repurchased shares which were subject thereto shall either (i) become available for future grant or sale under the Sub-Plan to Subsidiary Beneficiaries of the same Subsidiary (unless the Sub-Plan has terminated), or (ii) at the direction of the Subsidiary Administrator, sold on a stock exchange with the proceeds paid to the Subsidiary.

4. ADMINISTRATION OF THE SUB-PLAN

4.1 Procedure. The Sub-Plan shall be administered by the Trustee. With respect to such administration, the Trustee shall follow the directions of the Subsidiary Administrators.

4.2 Powers of the Subsidiary Administrators. Subject to the provisions of the Sub-Plan, U.S. Applicable Laws and other applicable laws, the Subsidiary Administrators shall have the authority, in their discretion, to instruct and direct the Trustee with respect to the following actions:

–	to select the Subsidiary Beneficiaries to whom Awards may be granted hereunder;
–	to determine whether and to what extent Awards are granted hereunder;
–	to determine the number of Shares to be covered by each Award granted hereunder;

2

–	to approve forms of agreement for use under the Sub-Plan;
–
to determine the terms and conditions, not inconsistent with the terms and conditions of the Sub-Plan, of any Awards granted hereunder. Such terms and conditions include, but are not limited to, the purchase price (if any), vesting schedules (which may be performance based), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Subsidiary Administrators, in their sole discretion, shall determine;

–	to determine whether and to what extent Shares subject to an Award shall be distributed at a specific time after vesting;
–	to construe and interpret the terms of the Sub-Plan and Awards granted pursuant to the Sub-Plan;
–
to prescribe, amend and rescind rules and regulations relating to the Sub-Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under applicable tax laws;

–	to modify or amend each Award (subject to Section 15.3 of the Sub-Plan);
–	to authorize the Trustee to execute on behalf of the Subsidiary any instrument required to effect the grant of an Award previously decided by the Subsidiary Administrator;
–
to determine the terms and restrictions applicable to Awards, including without limitation the sale of Shares acquired pursuant to an Award during certain periods or upon certain events which the Subsidiary Administrator shall determine in its sole discretion; and

–	to make all other determinations deemed necessary or advisable for administering the Sub-Plan.

4.3 Effect of Subsidiary Administrator’s Decision; Effect of Trustee’s Decision. The Subsidiary Administrator’s decisions, determinations and interpretations shall be final and binding on the Trustee, subject to the provisions of Section 15.3 of the Sub-Plan. The Trustee’s decisions, determinations and interpretations in accordance with the Subsidiary Administrator’s directions shall be final and binding on all Subsidiary Beneficiaries.

5. LIMITATION

5.1 Neither the Sub-Plan nor any Award shall confer upon a Subsidiary Beneficiary any right with respect to continuing the Subsidiary Beneficiary’s employment with the Subsidiary, the Company or any Affiliated Company, nor shall they interfere in any way with the Subsidiary or the Subsidiary Beneficiary’s right, as the case may be, to terminate such employment at any time, with or without cause.

6. TERM OF SUB-PLAN

6.1 The amended Sub-Plan is effective and Awards may be granted as of the date of the Sub-Plan’s approval by the Company’s shareholders in 2004. It shall continue in effect so long as the Parent Plan remains in effect, unless terminated earlier.

7. RESTRICTED STOCK.

7.1 Grant of Restricted Stock. Subject to the terms and conditions of the Sub-Plan, Restricted Stock may be granted by the Trustee to Subsidiary Beneficiaries at any time as shall be determined by the Subsidiary Administrator, in its sole discretion and as thereafter communicated to the Trustee. The Subsidiary Administrator shall have complete discretion to determine and instruct the Trustee as to (i) the number of Shares subject to a Restricted Stock award granted to any Subsidiary Beneficiary, and (ii) the

3

conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock. Restricted Stock shall be granted by the Trustee in the form of units to acquire Shares from the Trust. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares vest and are distributed from the Trust, the Trust shall hold the Shares subject to an Award.

7.2 Other Terms. The Subsidiary Administrator, subject to the provisions of the Sub-Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted by the Trustee pursuant to the Sub-Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Subsidiary Administrator and communicated to the Trustee at the time the Restricted Stock is awarded. The Subsidiary Administrator and hence the Trustee may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Subsidiary Administrator and communicated to the Trustee.

7.3 Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Subsidiary Administrator, in its sole discretion, shall determine and communicate to the Trustee; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

8. PERFORMANCE SHARES.

8.1 Grant of Performance Shares. Subject to the terms and conditions of the Sub-Plan, Performance Shares may be granted by the Trustee to Subsidiary Beneficiaries at any time as shall be determined by the Subsidiary Administrator, in its sole discretion and as thereafter communicated to the Trustee. The Subsidiary Administrator shall have complete discretion to determine and instruct the Trustee as to (i) the number of Shares subject to a Performance Share award granted to any Subsidiary Beneficiary, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted by the Trustee in the form of units to acquire Shares from the Trust. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares vest and are distributed from the Trust, the Trust shall hold the Shares subject to an Award.

8.2 Other Terms. The Subsidiary Administrator, subject to the provisions of the Sub-Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted by the Trustee pursuant to the Sub-Plan. Performance Shares grants shall be subject to the terms, conditions, and restrictions determined by the Subsidiary Administrator and communicated to the Trustee at the time the Performance Shares are awarded which may include such performance-based milestones as are determined appropriate by the Subsidiary Administrator. The Subsidiary Administrator and hence the Trustee may require the recipient to sign a Performance Shares Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Subsidiary Administrator and communicated to the Trustee.

8.3 Performance Share Award Agreement. Each Performance Share Award shall be evidenced by an agreement that shall specify such other terms and conditions as the Subsidiary Administrator, in its sole discretion, shall determine and communicate to the Trustee.

4

9. NON-TRANSFERABILITY OF AWARDS

     An Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Subsidiary Beneficiary, only by the Subsidiary Beneficiary.

10. LEAVES OF ABSENCE.

     Unless the Subsidiary Administrator and Trustee provides otherwise or as otherwise required by Applicable U.S. Laws or other applicable laws, vesting of Awards granted hereunder shall cease commencing on the ninety-first day of any unpaid leave of absence and shall only recommence upon return to active service.

11. VOTING RIGHTS.

     Shares held in the Trust shall be voted by the Trustee, in its sole discretion, as it deems in the best interest of the Subsidiary Beneficiaries.

12. DIVIDENDS AND TAX CREDITS.

     Any dividends or tax credits applicable to Shares underlying Awards that are held in the Trust shall be distributed or forfeited at the same time as the underlying Shares, according to their vesting or distribution schedule.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

13.1 Changes in capitalization. In the event of the carrying out by the Company of any of the following financial operations:

–	issuance of shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders,
–	capitalization of reserves, profits, issuance premiums or the distribution of free shares (other than pursuant to this Sub-Plan or similar awards),
–	issuance of bonds convertible or exchangeable into shares offered exclusively to shareholders,
–	distribution of reserves in cash or portfolio securities,
–	capital reduction motivated by losses, and
–	repurchase of its own Shares at a price higher than market value, as described in Article 174-9A of the decree no. 67-236 of March 23, 1967,

the Company and the Subsidiary Administrator shall effect an adjustment of the number and the price of the Shares (if any) subject to Awards as to be appropriate and equitable or such other adjustment as may be determined to prevent diminution or enlargement of the Subsidiary Beneficiary’s rights hereunder. The Company shall issue to the Trust the number of Shares to carry out such adjustments within the limits defined by the Shareholder’s Authorizations.

     The number of Shares which have been authorized for issuance under the Sub-Plan as to which no Awards have yet been granted or which have been returned to the Sub-Plan upon cancellation or expiration of an Award shall be proportionately adjusted in the event the Company effects a share capital increase by

5

way of incorporation of reserves, premiums or profits, resulting either in an increase of the nominal value of the shares or in a free allocation of shares, or effects a reverse or forward stock split or a combination of shares.

13.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Trustee shall notify each Subsidiary Beneficiary as soon as practicable prior to the effective date of such proposed transaction. The Subsidiary Administrator in its discretion may direct the Trustee that any Trust repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that the vesting of any Award shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested, an Award will terminate immediately prior to the consummation of such proposed action.

13.3 Change in Control – Restricted Stock and Performance Shares. In the event of a Change in Control of the Company, each outstanding Restricted Stock and Performance Share award shall be assumed or an equivalent Restricted Stock or Performance Share award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (or a trust thereof). In the event that the successor corporation refuses to assume or substitute for the Restricted Stock or Performance Share award, the Subsidiary Beneficiary shall fully vest in the Restricted Stock or Performance Share award including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock or Performance Share award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received was not solely ordinary shares of the successor corporation, or its Parent, the Subsidiary Administrator and Trustee may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit to acquire a Share subject to the Award, to be solely ordinary shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control.

14. DATE OF GRANT

     The date of grant of an Award shall be, for all purposes, the date on which the Trustee makes the determination granting such Award. Notice of the determination shall be provided to each Subsidiary Beneficiary within a reasonable time after the date of such grant.

15. AMENDMENT AND TERMINATION OF THE PLAN

15.1 Amendment and Termination. The Subsidiary Administrator may at any time amend, alter, suspend or terminate the Sub-Plan.

15.2 Shareholder Approval. The Company shall obtain shareholder approval of any Sub-Plan amendment to the extent necessary and desirable to comply with applicable laws, rules or regulations, including the requirements of any exchange or quotation system on which the Shares or ADRs are listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable laws, rules or regulations.

15.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Sub-Plan shall impair the rights of any Subsidiary Beneficiary, unless mutually agreed otherwise

6

between the Subsidiary Beneficiary and the Subsidiary Administrator, which agreement must be in writing and signed by the Subsidiary Beneficiary and the Subsidiary Administrator.

16. CONDITIONS UPON ISSUANCE OF SHARES

16.1 Legal Compliance. Shares shall not be distributed from the Trust pursuant to an Award unless the delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

16.2 Investment Representations. As a condition to the grant or vesting of an Award or the Awarded Shares, the Subsidiary Beneficiary may be required to represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if the Trustee and Subsidiary Administrator decide that such a representation is required.

17. LIABILITY OF COMPANY AND SUBSIDIARY

The inability of the Trust to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Subsidiary Administrators to be necessary to the lawful distribution of any Shares hereunder, shall relieve the Company and the Subsidiary of any liability in respect of the Trust’s failure to distribute such Shares as to which such requisite authority shall not have been obtained.

18. LAW AND JURISDICTION AND LANGUAGE

This Sub-Plan shall be governed by and construed in accordance with the laws of the nation in which the Subsidiary directing the Trustee to grant an Award has its principal place of business.

7

BUSINESS OBJECTS S.A.

INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY (MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON JUNE 2, 2004 at 12 p.m. EST)

The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to cause to be voted the Deposited Securities corresponding to such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 16, 2004 at the Ordinary and Extraordinary General Meeting of Shareholders of Business Objects S.A. to be held in France, on June 3, 2004 (First Call) and if needed on June 10, 2004 (Second Call), and any adjournments thereafter, in respect of the Resolutions specified in the Notice of Meeting.

NOTES:

Instructions as to voting on the specified resolutions should be indicated by an “X” in the appropriate box.

It is understood that if (i) a Voting Instruction Card which is signed but on which no voting instructions are indicated, (ii) a Voting Instruction Card is improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from a Holder of American Depositary Receipts on or before June 2, 2004 at 12 p.m. EST, the Depositary will deem such Holder to have instructed the Depositary to give a proxy to the President of the Meeting to vote in favor of each proposal recommended by the Board of Directors of the Company and against each proposal opposed by the Board of Directors of the Company.

Business Objects S.A.
P.O. Box 11230
New York, NY 10203-0230

To change your address, please mark this box.    ☐

To include any comments, please mark this box.    ☐

Please complete and date this proxy on the reverse side and return it promptly in the accompanying envelope.

Within the authority of the Ordinary General Meeting of Shareholders:

1	Approval of the statutory financial statements for the fiscal year ended December 31, 2003
2	Approval of the consolidated financial statements for the fiscal year ended December 31, 2003
3	Allocation of earnings for the fiscal year ended December 31, 2003
4	Renewal of the term of office of Mr. Arnold Silverman as Director
5	Renewal of the term of office of Mr. Albert Eisenstat as Director
6	Renewal of the term of office of Mr. Bernard Charlès as Director
7	Appointment of Mr. Kurt Lauk as Director
8	Ratification of a regulated agreements
9	Approval of a regulated agreement
10	Authorization granted to the Board of Directors to repurchase Ordinary Shares of the Company

Within the authority of the Extraordinary General Meeting of Shareholders:

11	Authorization granted to the Board of Directors to reduce the share capital by cancellation of treasury shares
12	Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Arnold Silverman
13	Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Albert Eisenstat
14	Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Bernard Charlès
15	Authorization granted to the Board of Directors to issue warrants to subscribe up to 45,000 Ordinary Shares reserved for Mr. Kurt Lauk
16	Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. Gerald Held
17	Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. Jean-François Heitz
18	Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. David Peterschmidt
19	Authorization granted to the Board of Directors to issue warrants to subscribe up to 30,000 Ordinary Shares reserved for Mr. David Roux
20	Authorization granted to the Board of Directors to increase the share capital through the issuance of up to 100,000 Ordinary Shares reserved to the members of the Company Employee French Savings Plan
21	Re-affirmation of the price-setting conditions of Ordinary Shares reserved for issuance under the 1995 International Employee Stock Purchase Plan, as authorized by the combined shareholders’ meetings of May 15, 2003 and December 11, 2003
22	Authorization granted to the Board of Directors to increase the share capital through the issuance of up to 325,000 Ordinary Shares, the subscription to which is reserved to the Business Objects S.A. Employee Benefits Trust under the 1995 International Employee Stock Purchase Plan
23	Authorization granted to the Board of Directors to increase the share capital trough the issuance up to 475,000 Ordinary Shares, the subscription to which is reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan
24	Authorization granted to the Board of Directors to increase the share capital by issuance of 2,500,000 Ordinary Shares, the subscription to which is reserved to Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Option Plan
25	Authorization granted to the Board of Directors to amend the 2001 Stock Option Plan to rename it the “2001 Stock Incentive Plan” and to approve the adoption of the Subsidiary Stock Incentive Sub-Plan under the 2001 Stock Option Plan
26	Authorization granted to the Board of Directors to issue Ordinary Shares or other securities giving immediate or deferred access to the Company’s share capital, with preferential subscription rights
27	Authorization granted to the Board of Directors to issue Ordinary Shares or other securities giving immediate or deferred access to the Company’s share capital, without preferential subscription rights
28	Authorization granted to the Board of Directors to increase the share capital of the Company by incorporation of reserves, profits or premiums

29	Authorization granted to the Board of Directors to increase share capital reserved for subscription by qualified institutional buyers
30	Authorization granted to the Board of Directors to increase share capital reserved for subscription by present and future members of the Board of Directors of the Company
31	Approval of the amendment of the articles of association of the Company such that they are in conformity with the new provisions of the French Commercial Code, as amended by the French Law 2003-706 of August 1, 2003 on Financial Security
32	Approval of the amendment of the nineteenth paragraph of article 6 of the articles of association relating to the cancellation of warrants

Within the authority of the Extraordinary General Meeting of Shareholders:

33	To grant full powers of attorney for the purpose of carrying out the necessary registration and formalities.

▼	DETACH PROXY CARD HERE	▼

Mark, Sign, Date and Return	☒
the Proxy Card Promptly	Votes must be indicated
Using the Enclosed Envelope.	(x) in Black or Blue ink.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
[1]	☐	☐	☐	[7]	☐	☐	☐	[13]	☐	☐	☐	[19]	☐	☐	☐	[25]	☐	☐	☐	[31]	☐	☐	☐

[2]	☐	☐	☐	[8]	☐	☐	☐	[14]	☐	☐	☐	[20]	☐	☐	☐	[26]	☐	☐	☐	[32]	☐	☐	☐

[3]	☐	☐	☐	[9]	☐	☐	☐	[15]	☐	☐	☐	[21]	☐	☐	☐	[27]	☐	☐	☐	[33]	☐	☐	☐

[4]	☐	☐	☐	[10]	☐	☐	☐	[16]	☐	☐	☐	[22]	☐	☐	☐	[28]	☐	☐	☐

[5]	☐	☐	☐	[11]	☐	☐	☐	[17]	☐	☐	☐	[23]	☐	☐	☐	[29]	☐	☐	☐

[6]	☐	☐	☐	[12]	☐	☐	☐	[18]	☐	☐	☐	[24]	☐	☐	☐	[30]	☐	☐	☐

SCAN LINE

The Voting Instruction must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instruction must be executed by a duly authorized Officer or Attorney.

Date	Share Owner sign here	Co-Owner sign here